UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23324

Exact name of registrant as specified in charter:	PGIM ETF Trust

Address of principal executive offices:	655 Broad Street, 6 th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 6 th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2025

Date of reporting period:	8/31/2025

Item 1 – Reports to Stockholders
(a) Report transmitted to stockholders pursuant to Rule
30e-1
under the Act (17 CFR
270.30e-1).

PGIM Jennison Better Future ETF
TICKER SYMBOL:
PJBF
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER
REPORT
– August 31, 2025
This annual shareholder report contains important information about the PGIM Jennison Better Future ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Better Future ETF	$52	0.52%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Global equities, as represented by the Fund’s benchmark, the MSCI ACWI Index (the “Index”), advanced during the reporting period, with all regions posting solid returns, albeit not without notable volatility. The period was marked by a US Federal Reserve interest rate cut; heightened uncertainties about US tariff and trade policies; the surprise launch of China’s Deep Seek artificial intelligence model, which fueled volatility in the technology sector; increased defense and infrastructure spending in Europe, especially Germany; and new policy initiatives in China to address challenges stemming from weaknesses in the real estate and equity markets.
■
The Fund’s underweight exposure to consumer staples and lack of exposure to energy, materials, and real estate added the most value relative to the Index.
■
Holdings in the consumer discretionary sector, especially in the automobiles and luxury goods industries, were the most significant detractors from results relative to the Index. Software names drove underperformance in the information technology sector, while pharmaceuticals hurt results in the health care sector.
ETF1014E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2023 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	-1.71%	12.28% (12/14/2023)
MSCI ACWI Index	15.79%	21.56%

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME
KEY
FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 10,355,145
Number of fund holdings	33
Total advisory fees paid for the year	$ 88,190
Portfolio turnover rate for the year	138%
WHAT ARE SOME CHARACTERISTICS
OF
THE
FUND’S
HOLDINGS
AS
OF 8/31/2025?

Industry Classification	% of Net Assets
Software	16.6%
Semiconductors & Semiconductor Equipment	14.4%
Broadline Retail	13.0%
IT Services	7.2%
Affiliated Mutual Fund - Short-Term Investment	6.3%
Pharmaceuticals	6.1%
Textiles, Apparel & Luxury Goods	5.7%
Technology Hardware, Storage & Peripherals	5.6%
Financial Services	5.3%
Health Care Equipment & Supplies	3.7%
Automobiles	3.5%
Industry Classification	% of Net Assets
Interactive Media & Services	3.3%
Personal Care Products	2.6%
Specialty Retail	2.3%
Electric Utilities	2.2%
Banks	1.2%
Capital Markets	0.9%
99.9%
Other assets in excess of liabilities	0.1%
100.0%

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including
the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To
receive
your fund documents online, go to
pgim.com/investments/resource/edelivery
and
enroll
.
PGIM Jennison Better Future ETF

TICKER SYMBOL	PJBF
CUSIP	69344A826
ETF1014E

PGIM Jennison Focused Growth ETF
TICKER SYMBOL:
PJFG
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT –
August
31, 2025
This annual shareholder report contains important information about the PGIM Jennison Focused Growth ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Focused Growth ETF	$81	0.74%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
US equities posted solid gains for the reporting period, though returns were marked by bouts of elevated volatility. Key influences included a US
Federal Reserve interest rate cut, the US presidential election, and uncertainty regarding the US administration’s tariff and trade policies.
■
Strong stock selection within the information technology sector, particularly in semiconductor & equipment companies, was the strongest driver of performance relative to the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”). Additional contributions came from the interactive media industry within the communication services sector and the aerospace & defense industry within the industrials sector, both of which also added meaningful value.
■
Conversely, the largest detractors from relative performance were positions in the health care sector, driven primarily by pharmaceuticals, and in the consumer discretionary sector, led by broadline retail. An underweight allocation to the information technology sector, coupled with an overweight in the health care sector, also weighed on results relative to the Index.
ETF1010E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 12, 2022 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	19.32%	31.75% (12/12/2022)
S&P 500 Index*	15.88%	19.93%
Russell 1000 Growth Index	22.58%	27.63%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 121,748,546
Number of fund holdings	35
Total advisory fees paid for the year	$ 848,016
Portfolio turnover rate for the year	37%
WHAT
ARE
SOME
CHARACTERISTICS
OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Industry Classification	% of Net Assets
Semiconductors & Semiconductor Equipment	18.1%
Software	17.0%
Interactive Media & Services	11.1%
Broadline Retail	10.0%
Entertainment	8.1%
Technology Hardware, Storage & Peripherals	7.7%
Financial Services	5.3%
Aerospace & Defense	4.8%
Consumer Staples Distribution & Retail	3.7%
Pharmaceuticals	2.5%
IT Services	2.5%
Automobiles	2.1%
Health Care Equipment & Supplies	1.5%
Industry Classification	% of Net Assets
Biotechnology	1.5%
Electric Utilities	1.4%
Ground Transportation	0.9%
Specialty Retail	0.8%
Media	0.6%
Affiliated Mutual Fund - Short-Term Investment	0.4%
100.0%
Liabilities in excess of other assets	(0.0)%*
100.0%

*	Less than 0.05%

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Focused Growth ETF

TICKER SYMBOL	PJFG
CUSIP	69344A875
ETF1010E

PGIM Jennison Focused Mid-Cap ETF
TICKER SYMBOL:
PJFM
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Jennison Focused Mid-Cap ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Focused Mid-Cap ETF	$43	0.41%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Over the reporting period, equities generally advanced but experienced significant volatility. The period was marked by a US Federal Reserve interest rate cut, a US presidential election, the surprise launch of China’s Deep Seek artificial intelligence model, and heightened uncertainties about the US administration’s tariff and trade policies, among other developments. Mid-cap stocks, as represented by the Fund’s benchmark, the Russell Midcap Index (the “Index”), generated solid gains but lagged the broad market, as represented by the S&P 500 Index.
■
Security selection within the materials sector (primarily metals & mining) and consumer staples sector (driven by distribution) added the most to the Fund’s performance relative to the Index. Underweight exposure to health care also bolstered results relative to the Index.
■
Stock selection within the information technology sector (led by software), industrials sector (driven by aerospace & defense), consumer discretionary sector (especially hotels, restaurants & leisure), and communication services sector (primarily interactive media & services) were the primary sources of underperformance relative to the Index.
ETF1015E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2023 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	10.14%	12.51% (12/14/2023)
S&P 500 Index*	15.88%	23.56%
Russell Midcap Index	12.58%	19.21%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 15,180,177
Number of fund holdings	43
Total advisory fees paid for the year	$ 54,701
Portfolio turnover rate for the year	102%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Industry Classification	% of Net Assets
Multi-Utilities	7.4%
Software	6.6%
Insurance	6.6%
Textiles, Apparel & Luxury Goods	6.6%
Banks	6.6%
Trading Companies & Distributors	6.1%
Specialized REITs	4.8%
Hotels, Restaurants & Leisure	4.7%
Interactive Media & Services	4.6%
Metals & Mining	4.3%
Electrical Equipment	4.1%
Semiconductors & Semiconductor Equipment	4.0%
Containers & Packaging	3.6%
Financial Services	3.2%
Consumer Staples Distribution & Retail	3.0%
Residential REITs	3.0%
Health Care Providers & Services	2.9%
Industry Classification	% of Net Assets
Marine Transportation	2.8%
Specialty Retail	2.5%
Capital Markets	2.5%
Oil, Gas & Consumable Fuels	2.0%
Communications Equipment	1.8%
Machinery	1.6%
Health Care Equipment & Supplies	1.4%
Broadline Retail	1.2%
Real Estate Management & Development	1.1%
Affiliated Mutual Fund - Short-Term Investment	1.0%
100.0%
Liabilities in excess of other assets	(0.0)%*
100.0%

*	Less than 0.05%

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by
scanning
the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Focused Mid-Cap ETF

TICKER SYMBOL	PJFM
CUSIP	69344A792
ETF1015E

PGIM Jennison Focused Value ETF
TICKER SYMBOL:
PJFV
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER
REPORT
– August 31, 2025
This annual shareholder report contains important information about the PGIM Jennison Focused Value ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Focused Value ETF	$72	0.68%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Over the reporting period, equities generally advanced but experienced significant volatility. The period was marked by a US Federal Reserve interest rate cut, a US presidential election, the surprise launch of China’s Deep Seek artificial intelligence model, and heightened uncertainties about the US administration’s tariff and trade policies, among other developments. Generally speaking, growth outperformed value during the period.
■
Positions within consumer staples sector (led by distribution), information technology sector (driven by software and semiconductors), and industrials sector (boosted by aerospace & defense) added the most to the Fund’s performance relative to its benchmark, the Russell 1000
Value Index (the “Index”).
■
Conversely, positions within financials sector (especially banks) detracted the most from results relative to the Index.
ETF1009E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 12, 2022 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	12.22%	18.52% (12/12/2022)
S&P 500 Index*	15.88%	19.93%
Russell 1000 Value Index	9.33%	11.41%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 20,110,566
Number of fund holdings	36
Total advisory fees paid for the year	$ 114,947
Portfolio turnover rate for the year	56%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Industry Classification	% of Net Assets
Banks	13.0%
Oil, Gas & Consumable Fuels	9.2%
Aerospace & Defense	7.7%
Multi-Utilities	7.1%
Semiconductors & Semiconductor Equipment	6.3%
Pharmaceuticals	5.3%
Software	5.2%
Insurance	5.1%
Capital Markets	4.5%
Consumer Staples Distribution & Retail	4.5%
Household Durables	4.1%
Interactive Media & Services	3.9%
Industrial Conglomerates	3.4%
Industry Classification	% of Net Assets
Automobiles	3.1%
Ground Transportation	3.1%
Affiliated Mutual Fund - Short-Term Investment	3.1%
Chemicals	2.9%
Broadline Retail	2.5%
Biotechnology	2.3%
Health Care Equipment & Supplies	2.0%
Technology Hardware, Storage & Peripherals	1.6%
99.9%
Other assets in excess of liabilities	0.1%
100.0%

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Focused Value ETF

TICKER SYMBOL	PJFV
CUSIP	69344A867
ETF1009E

PGIM Jennison International Opportunities ETF
TICKER SYMBOL:
PJIO
Listing Exchange:
NYSE Arca, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Jennison International Opportunities ETF (the “Fund”) for the
period of September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000
investment
)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison International Opportunities ETF	$83	0.80%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
International equities, as represented by the Fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), advanced during the reporting period, with all regions posting positive results, while modestly lagging US equities, as represented by the S&P 500 Index. Macro themes influencing international markets included heightened uncertainties about new US tariff and trade policies; the surprise launch of China’s Deep
Seek artificial intelligence model, which fueled volatility in the technology sector; increased defense and infrastructure spending in Europe, especially Germany; and new policy initiatives in China to address challenges stemming from weaknesses in the real estate and equity markets.
■
The Fund’s security selection within the industrials sector, especially aerospace & defense, added the most value relative to the Index.
Entertainment holdings drove outperformance in the communication services sector. Lack of exposure to the energy and materials sectors also bolstered performance relative to the Index.
■
Conversely, consumer discretionary sector positions were the most significant detractors from returns relative to the Index, as retail and automobile holdings underperformed. Banks drove underperformance in the financials sector, while software weighed on results in the information technology sector.
ETF1016E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
 or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2023 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	6.85%	13.35% (12/14/2023)
MSCI ACWI ex USA Index	15.42%	18.62%

Since Inception returns are provided for the Fund since it
has
less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 27,227,772
Number of fund holdings	34
Total advisory fees paid for the year	$ 117,883
Portfolio turnover rate for the year	89%
WHAT ARE SOME CHARACTERISTICS OF THE
FUND’S
HOLDINGS AS OF 8/31/2025?

Industry Classification	% of Net Assets
Aerospace & Defense	10.7%
Software	10.2%
Broadline Retail	10.1%
Entertainment	7.8%
Textiles, Apparel & Luxury Goods	7.8%
Semiconductors & Semiconductor Equipment	6.3%
Hotels, Restaurants & Leisure	5.9%
Pharmaceuticals	5.4%
Automobiles	4.9%
IT Services	4.7%
Affiliated Mutual Fund - Short-Term Investment	4.2%
Electrical Equipment	3.3%
Technology Hardware, Storage & Peripherals	3.2%
Personal Care Products	2.9%
Industry Classification	% of Net Assets
Biotechnology	2.5%
Specialty Retail	2.2%
Banks	2.2%
Financial Services	1.8%
Health Care Equipment & Supplies	1.4%
Life Sciences Tools & Services	1.4%
Electronic Equipment, Instruments & Components	1.1%
100.0%
Other assets in excess of liabilities	0.0%*
100.0%

*	Less than 0.05%

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison International Opportunities ETF

TICKER SYMBOL	PJIO
CUSIP	69344A818
ETF1016E

PGIM Portfolio Ballast ETF
TICKER SYMBOL:
PBL
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31,
2025
This annual shareholder report contains important information about the PGIM Portfolio Ballast ETF (the “Fund”) for the period of September 1,
2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can
also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US
.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Portfolio Ballast ETF	$45	0.43%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
US equities performed strongly during the reporting period, with the S&P 500 Index up over 18%. US bonds also gained, with the Bloomberg
Intermediate Government Index up over 4%. Implied volatility peaked at 52.3 on April 8, 2025, but finished the reporting period nearly unchanged, with the CBOE Volatility Index closing out the period at 15.4 versus 15.6 at the beginning of the period.
■
The Fund benefited from equity market appreciation as average equity exposure during the period was 65%, slightly higher than the baseline 60%.
■
Fixed income exposure also added value during the period, as bonds appreciated.
■
As expected, option time decay, which is the reduction in the value of an option as the time to the expiration date approaches, was a drag on performance. Overall, the Fund performed as expected during the period, providing 60% participation in the S&P 500 Index.
■
The Fund invests primarily in FLEX long-term call options on the SPDR
®
S&P 500 ETF (SPY) and other exchange-traded funds (“ETFs”)
designed to track the S&P 500 to implement equity exposure and provide market participation. Additionally, the Fund invests in US Treasuries and cash for managing targeted duration to help reduce equity downside, and at times uses S&P 500 index futures and US Treasury futures to manage exposures to those asset classes. These exposures had a positive impact on the Fund’s performance during the period.
ETF1011E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 12, 2022 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	10.90%	13.06% (12/12/2022)
S&P 500 Index	15.88%	19.93%
Custom Blended Index	11.28%	13.57%

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.
WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 68,988,242
Number of fund holdings	13
Total advisory fees paid for the year	$ 231,213
Portfolio turnover rate for the year	20%

WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Investment Allocation	% of Net Assets
U.S. Treasury Obligations	65.3%
Options Purchased	23.3%
Affiliated Mutual Fund - Short-Term Investment	7.9%
Unaffiliated Exchange-Traded Funds - Domestic Equity	5.7%
102.2%
Liabilities in excess of other assets	(2.2)%
100.0%

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Portfolio Ballast ETF

TICKER SYMBOL	PBL
CUSIP	69344A859
ETF1011E

PGIM AAA CLO ETF
TICKER SYMBOL:
PAAA
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER
REPORT
– August 31, 2025
This annual shareholder report contains important information about the PGIM AAA CLO ETF (the “Fund”) for the period of September 1, 2024 to
August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also
request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM AAA CLO ETF	$20	0.19%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Collateralized loan obligation (CLO) AAA spreads rallied approximately 11 basis points (bps) over the 12-month period ending August 31, 2025.
The spread-tightening environment was driven by robust demand for the asset class despite elevated supply throughout the period. The Fund outperformed its benchmark, the JP Morgan CLOIE AAA Index (the “Index”), by 35 bps over the period.
■
The following strategies contributed most to the Fund’s performance during the period: The portfolio was positioned longer in spread duration relative to the Index, and as such, benefited from additional price appreciation, as longer spread-duration assets outperformed the shorter end of the term curve. The portfolio’s rating composition largely matched the Index throughout the period.
■
The following strategies detracted from the Fund’s performance during the period: The Fund received approximately $3.7 billion in net flows over the period, causing some marginal cash drag. However, the team was largely able to stay invested, with an average CLO balance of approximately 98.5%.
ETF1012E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 19, 2023 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	6.10%	7.15% (7/19/2023)
Bloomberg US Aggregate Bond Index*	3.14%	4.66%
JP Morgan CLOIE AAA Index	5.94%	6.80%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund
since
it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 4,233,291,809
Number of fund holdings	327
Total advisory fees paid for the year	$ 4,555,310
Portfolio turnover rate for the year	68%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	98.8
Cash/Cash Equivalents	1.2
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM AAA CLO ETF

TICKER SYMBOL	PAAA
CUSIP	69344A834
ETF1012E

PGIM Active Aggregate Bond ETF
TICKER SYMBOL:
PAB
Listing Exchange:
NYSE Arca, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Active Aggregate Bond ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
.
You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Active Aggregate Bond ETF	$16	0.16%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, credit spreads across a broad spectrum of fixed income asset classes generally tightened, recovering from the reciprocal tariffs introduced on April 2, 2025. The US Federal Reserve's easing cycle, which began with three rate cuts in the second half of
2024, was paused in the first half of 2025 amid increased uncertainty over the impact of US policy changes on the domestic labor market and inflation. Indeed, Core PCE, a key inflation metric that tracks price changes (excluding volatile food and energy prices), came in higher than expected for the reporting period. In addition, revisions to the nonfarm payroll report at the end of the period revealed a weaker labor market than previously indicated, causing investors to reprice their expectations for a September rate cut and a steepening of the US Treasury yield curve.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Aggregate Bond Index (the “Index”) during the period: positioning in AAA non-agency commercial mortgage-backed securities (CMBS) and AAA collateralized loan obligations (CLO);
overweights to the US investment-grade corporate, emerging-market investment grade, and asset-backed securities (ABS) sectors, along with an underweight to the mortgage-backed securities (MBS) sector; yield curve positioning; security selection in US Treasuries, and ABS; and
credit positioning in REITs.
■
The Fund’s duration positioning detracted most from the Fund’s performance relative to the Index during the period.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the reporting period, the Fund used swaps and futures to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.
ETF1006E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: April 12, 2021 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	3.45%	-0.15% (4/12/2021)
Bloomberg US Aggregate Bond Index	3.14%	-0.13%

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns
. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 84,110,813
Number of fund holdings	470
Total advisory fees paid for the year	$ 100,469
Portfolio turnover rate for the year	134%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	35.6
AA	37.3
A	9.3
BBB	13.2
BB	0.1
Not Rated	5.0
Cash/Cash Equivalents	(0.4)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Active Aggregate Bond ETF

TICKER SYMBOL	PAB
CUSIP	69344A701
ETF1006E

PGIM Active High Yield Bond ETF
TICKER SYMBOL:
PHYL
Listing Exchange:
NYSE Arca, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Active High Yield Bond ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025
.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Active High Yield Bond ETF	$39	0.37%
WHAT AFFECTED THE FUND’S
PERF
ORMANCE DURING THE REPORTING PERIOD?
■
US high yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by the 2024 US election cycle, geopolitical tensions on multiple fronts, a broad-based increase in US tariffs, and elevated inflation. In addition, despite macro uncertainty and tight financial conditions, the high yield market continued to grow in 2025.
■
The following strategies contributed the most to the Fund’s performance relative to the Bloomberg US High Yield Very Liquid Index (the “Index”)
during the period: security selection in cable & satellite, health care & pharmaceuticals, and retailers & restaurants industries; industry underweights to midstream energy and cable & satellite, along with an industry overweight to telecom; an underweight to the US high yield corporate sector and overweights to the AAA collateralized loan obligation and emerging-market high yield sectors.
■
The following strategies detracted the most from the Fund’s performance relative to the Index during the period: security selection in consumer non-cyclicals, chemicals, and building materials & home construction industries; industry underweights to media & entertainment and consumer non-cyclicals, and an industry overweight to health care & pharmaceuticals.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the reporting period, the Fund used swaps, forwards, and futures to help manage duration positioning and yield curve exposure. In aggregate, these positions contributed to performance.
ETF1001E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: September 24, 2018 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Five Years (%)	Since Inception (%)
Net Asset Value (NAV)	9.18%	5.16%	5.65% (9/24/2018)
Bloomberg US Aggregate Bond Index*	3.14%	-0.68%	1.93%
Bloomberg US High Yield Very Liquid Index	7.98%	4.68%	4.94%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 422,217,137
Number of fund holdings	746
Total advisory fees paid for the year	$ 913,409
Portfolio turnover rate for the year	56%
WHAT ARE SOME
CHARACTERISTICS
OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	4.8
A	0.1
BBB	5.9
BB	50.4
B	24.3
CCC	10.3
Not Rated	4.0
Cash/Cash Equivalents	0.3
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO)
such
as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL
INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Active High Yield Bond ETF

TICKER SYMBOL	PHYL
CUSIP	69344A206
ETF1001E

PGIM Corporate Bond 0-5 Year ETF
TICKER SYMBOL:
PCS
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Corporate Bond 0-5 Year ETF (the “Fund”) for the period of
July 29, 2025 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
.
You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Corporate Bond 0-5 Year ETF	$2	0.20%
This report covers a period less than full fiscal year. Expenses for a full fiscal
year would be higher than the figures shown.
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
In August, the US economy showed signs of strain as job growth slowed and unemployment rate rose to 4.2%. Inflation pressures persisted, partly driven by reciprocal tariffs effective August 1st and newly implemented duties, while consumer spending remained strong. Fed Chair
Jerome Powell indicated the FOMC’s openness to a possible rate cut at the September meeting, citing sufficiently restrictive monetary policy and a shift in the balance of risks toward employment as key factors supporting a cut. This fueled gains across most equity indexes. On an excess return basis, the long end of the IG curve performed in line with the short end of the curve.
■
Positioning in investment grade corporates; and security selection in automotive, gaming/lodging/leisure, and cable & satellite contributed the most to the Fund's performance relative to the Bloomberg US Corporate 0-5 Year Index (the “Index”) during the period.
■
Security selection in chemicals; an overweight in midstream energy and an underweight in banking detracted from the Fund's performance relative to the Index during the period.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the reporting period, the Fund used financial futures to help manage duration positioning and yield curve exposure. These positions detracted slightly from performance.
ETF
1027E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 29, 2025 to August 31, 2025 Initial Investment of $10,000

Total Returns as of 8/31/2025
Since Inception (%)
Net Asset Value (NAV)	0.96% (7/29/2025)
Bloomberg US Aggregate Bond Index*	1.20%
Bloomberg US Corporate 0-5 Year Index	0.97%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 142,591,903
Number of fund holdings	209
Total advisory fees paid for the year	$ 23,819
Portfolio turnover rate for the year	14%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	0.3
AA	13.3
A	34.8
BBB	49.9
Cash/Cash Equivalents	1.6
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INF
O
RMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Corporate Bond 0-5 Year ETF

TICKER SYMBOL	PCS
CUSIP	69344A750
ETF1027E

PGIM Corporate Bond 5-10 Year ETF
TICKER SYMBOL:
PCI
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Corporate Bond 5-10 Year ETF (the “Fund”) for the period of
July 29, 2025 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
.
You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Corporate Bond 5-10 Year ETF	$2	0.25%
This report covers a period less than full fiscal year. Expenses for a full fiscal year would be higher than the figures shown.
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
In August, the US economy showed signs of strain as job growth slowed and unemployment rate rose to 4.2%. Inflation pressures persisted, partly driven by reciprocal tariffs effective August 1st and newly implemented duties, while consumer spending remained strong. Fed Chair
Jerome Powell indicated the FOMC’s openness to a possible rate cut at the September meeting, citing sufficiently restrictive monetary policy and a shift in the balance of risks toward employment as key factors supporting a cut. This fueled gains across most equity indexes. On an excess return basis, the long end of the IG curve performed in line with the short end of the curve.
■
Underweights in technology, retailers & restaurants, and capital goods contributed to the Fund's performance relative to the Bloomberg US
Corporate 5-10 Year Index (the “Index”) during the period.
■
Positioning in investment grade corporates; security selection in upstream energy; and overweights in midstream energy and REITS detracted the most from the Fund's performance relative to the Index during the period.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the reporting period, the Fund used financial futures to help manage duration positioning and yield curve exposure. These positions contributed to performance.
ET
F1027E1

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 29, 2025 to August 31, 2025 Initial Investment of $10,000

Total Returns as of 8/31/2025
Since Inception (%)
Net Asset Value (NAV)	1.17% (7/29/2025)
Bloomberg US Aggregate Bond Index*	1.20%
Bloomberg US Corporate 5-10 Year Index	1.31%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 146,675,925
Number of fund holdings	196
Total advisory fees paid for the year	$ 30,616
Portfolio turnover rate for the year	10%

WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	0.2
AA	13.3
A	40.3
BBB	43.9
Cash/Cash Equivalents	2.2
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITI
ON
AL IN
F
ORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Corporate Bond 5-10 Year ETF

TICKER SYMBOL	PCI
CUSIP	69344A743
ETF1027E1

PGIM Corporate Bond 10+ Year ETF
TICKER SYMBOL:
PCL
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Corporate Bond 10+ Year ETF (the “Fund”) for the period of
July 29, 2025 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
.
You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Corporate Bond 10+ Year ETF	$2	0.25%
This report covers a period less than full fiscal year. Expenses for a full fiscal year would be higher than the figures shown.
WHAT AFF
EC
TED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
In August, the US economy showed signs of strain as job growth slowed and unemployment rate rose to 4.2%. Inflation pressures persisted, partly driven by reciprocal tariffs effective August 1st and newly implemented duties, while consumer spending remained strong. Fed Chair
Jerome Powell indicated the FOMC’s openness to a possible rate cut at the September meeting, citing sufficiently restrictive monetary policy and a shift in the balance of risks toward employment as key factors supporting a cut. This fueled gains across most equity indexes. On an excess return basis, the long end of the IG curve performed in line with the short end of the curve.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Corporate 10+ Year Index (the “Index”)
during the period: positioning in investment grade corporates; and security selection in electric utilities, retailers & restaurants, and property
& casualty.
■
The following strategies detracted performance relative to the Index during the period: security selection in banking and revenue health care municipals; and an overweight in midstream energy.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the reporting period, the Fund used financial futures to help manage duration positioning and yield curve exposure. These positions detracted from performance.
ETF1027E12

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 29, 2025 to August 31, 2025 Initial Investment of $10,000

Total Returns as of 8/31/2025
Since Inception (%)
Net Asset Value (NAV)	0.44% (7/29/2025)
Bloomberg US Aggregate Bond Index*	1.20%
Bloomberg US Corporate 10+ Year Index	0.67%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 75,317,927
Number of fund holdings	139
Total advisory fees paid for the year	$ 16,369
Portfolio turnover rate for the year	17%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	7.1
AA	20.7
A	34.9
BBB	36.3
Cash/Cash Equivalents	1.0
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Corporate Bond 10+ Year ETF

TICKER SYMBOL	PCL
CUSIP	69344A735
ETF1027E12

PGIM Floating Rate Income ETF
TICKER SYMBOL:
PFRL
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Floating Rate Income ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Floating Rate Income ETF	$84	0.81%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
US leveraged loans posted gains over the reporting period, as generally solid corporate earnings and supportive technicals held firm overall against a challenging environment marked by the 2024 US election cycle, geopolitical and US-driven trade tensions on multiple fronts, and elevated inflation. Thus far in 2025, loan mutual funds reported inflows of approximately $6.3 billion, while collateralized loan obligation
(CLO) formation remained robust at over $138 billion.
■
The following contributed the most to the Fund’s performance during the period: security selection in the health care & pharmaceuticals, banking, and electric & water industries; overweights relative to the S&P UBS Leveraged Loan Index (the “Index”) in the CLO AA sector; and an underweight relative to the Index in the technology industry. The market risk of the portfolio was higher than the Index over the period, which also contributed.
■
The following detracted the most from the Fund’s performance during the period: security selection in the consumer noncyclicals, chemicals, and technology industries, and an overweight relative to the Index in the US high yield corporate sector.
■
The Fund held interest rate futures and swaps to help manage the portfolio’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. Overall, this strategy had a positive impact on performance during the period. The Fund also participated in credit default swaps to increase or reduce credit risk. This strategy had a negative impact on performance.
E
TF1008
E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: May 17, 2022 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	7.68%	8.64% (5/17/2022)
Bloomberg US Aggregate Bond Index*	3.14%	2.14%
S&P UBS Leveraged Loan Index	7.36%	8.53%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 79,321,838
Number of fund holdings	364
Total advisory fees paid for the year	$ 615,408
Portfolio turnover rate for the year	112%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	1.6
AA	7.0
A	2.4
BBB	10.8
BB	24.2
B	49.0
CCC	1.0
C	0.1
Not Rated	3.2
Cash/Cash Equivalents	0.8
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.
WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since September 1, 2024:
For the year ended August 31, 2025, the total annual Fund operating expenses after waivers and/or expense reimbursement increased from
0.70% in the year ended August 31, 2024 to 0.81% due to interest expense on reverse repurchase agreements.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by October 30, 2025 at
pgim.com/investments/etfs/prospectuses-fact-sheets
 or by request at (800) 225-1852.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Floating Rate Income ETF

TICKER SYMBOL	PFRL
CUSIP	69344A883
ETF1008E

PGIM Municipal Income Opportunities ETF
TICKER SYMBOL:
PMIO
Listing Exchange:
NYSE Arca, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Municipal Income Opportunities ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Municipal Income Opportunities ETF	$21	0.21%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the US Federal Reserve's easing cycle was paused amid increased uncertainty over the impact of US policies and actions (e.g., taxes and higher education). Issuance in the municipal bond market, as of August 2025, exceeded last year's record by approximately 15–20%, driven by issuers in the health care, university, and transportation sectors. Investor demand was skewed toward short-dated municipal bonds, resulting in a steeper municipal bond yield curve and relative values that exceeded their long-term averages.
■
The following contributed most to the Fund’s performance relative to the Bloomberg 1-15 Year Municipal Index (the “Index”) during the reporting period: an overweight to specific health care credits and to the transportation sector as spreads tightened; and security selection in a specific charter school bond.
■
The following detracted most from the Fund’s performance relative to the Index during the reporting period: yield curve positioning (flattener);
and an overweight to the special assessment sector.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used futures to help manage duration positioning and yield curve exposure. The Fund’s positions in futures contributed to performance during the reporting period.
ETF1020E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: June 14, 2024 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	1.96%	3.91% (6/14/2024)
Bloomberg Municipal Bond Index*	0.08%	2.67%
Bloomberg 1-15 Year Municipal Index	1.94%	4.05%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it
has
less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 26,285,796
Number of fund holdings	45
Total advisory fees paid for the year	$ 55,031
Portfolio turnover rate for the year	49%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	0.7
AA	40.5
A	18.7
BBB	4.0
BB	3.5
Not Rated	30.7
Cash/Cash Equivalents	2.0
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Municipal Income Opportunities ETF

TICKER SYMBOL	PMIO
CUSIP	69344A776
ETF1020E

PGIM Short Duration High Yield ETF
TICKER SYMBOL:
PSH
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Short Duration High Yield ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Short Duration High Yield ETF	$44	0.42%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
US high yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by the 2024 US election cycle, geopolitical tensions on multiple fronts, a broad-based increase in US tariffs, and elevated inflation. In addition, despite macro uncertainty and tight financial conditions, the high yield market continued to grow in 2025.
■
The following strategies contributed the most to the Fund’s performance relative to the Bloomberg 1-3 Year High Yield Corporate 1% Capped
Index (the “Index”) during the period: security selection in the electric & water, health care & pharmaceuticals, and capital goods industries;
industry underweights to telecom and paper & packaging, along with a neutral weighting to midstream energy.
■
The following strategies detracted the most from the Fund’s performance relative to the Index during the period: security selection in the telecom, cable & satellite, and media & entertainment industries; an underweight to the US high yield corporate sector and overweights to the
US bank loan and emerging-market high yield corporate sectors; and industry underweights to media & entertainment, chemicals, and retailers
& restaurants.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the reporting period, the Fund used swaps, forwards, and futures to help manage duration positioning and yield curve exposure. In aggregate, these positions had a modestly positive impact on performance.
ETF1017E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2023 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	7.78%	8.43% (12/14/2023)
Bloomberg US Aggregate Bond Index*	3.14%	5.80%
Bloomberg 1-3 Year High Yield Corporate 1% Capped Index	8.68%	9.96%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns
for the Indexes are measured from the closest month-end to
the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 58,350,225
Number of fund holdings	358
Total advisory fees paid for the year	$ 195,344
Portfolio turnover rate for the year	100%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	11.1
BBB	4.8
BB	50.5
B	21.0
CCC	9.2
Not Rated	3.1
Cash/Cash Equivalents	0.3
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Short Duration High Yield ETF

TICKER SYMBOL	PSH
CUSIP	69344A784
ETF1017E

PGIM Short Duration Multi-Sector Bond ETF
TICKER SYMBOL:
PSDM
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Short Duration Multi-Sector Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Short Duration Multi-Sector Bond ETF	$38	0.37%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, credit spreads across a broad spectrum of fixed income asset classes generally tightened, recovering from the reciprocal tariffs introduced on April 2, 2025. The US Federal Reserve's easing cycle, which began with three rate cuts in the second half of
2024, was paused in the first half of 2025 amid increased uncertainty over the impact of US policy changes on the domestic labor market and inflation. Indeed, Core PCE, a key inflation metric that tracks price changes (excluding volatile food and energy prices), came in higher than expected for the period. In addition, revisions to the nonfarm payroll report at the end of the period revealed a weaker labor market than previously indicated, causing investors to reprice their expectations for a September rate cut and a steepening of the US Treasury yield curve.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Government/Credit 1-3 Year Index (the
“Index”) during the period: positioning in AAA collateralized loan obligations (CLO) and non-agency AAA commercial mortgage-backed securities (CMBS); yield curve positioning; overweights to the emerging-market high yield, AA CLO, and non-agency CMBS AA-and-below sectors; security selection in US high yield corporates, non-agency MBS, US Treasuries, non-agency CMBS AA-and-below, European high yield corporates, mortgage-backed securities (MBS), and GBP high yield corporates; and credit positioning in cable & satellite, consumer noncyclicals: retailers & restaurants industries, and transportation & environmental services.
■
The following strategies detracted most from the Fund’s performance relative to the Index during the period: duration positioning; security selection in emerging-market high yield bonds; and overweights to the MBS and US investment-grade corporate sectors.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used swaps, options, and futures to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.
ETF1013E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 19, 2023 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	5.54%	6.75% (7/19/2023)
Bloomberg US Aggregate Bond Index*	3.14%	4.66%
Bloomberg US Government/Credit 1-3 Year Index	4.64%	5.40%

*The Fund compares its performance against this broad-based index in response to regulatory
requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 87,571,154
Number of fund holdings	599
Total advisory fees paid for the year	$ 244,807
Portfolio turnover rate for the year	108%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	36.7
AA	33.1
A	7.6
BBB	12.4
BB	5.5
B	1.9
CCC	0.2
Not Rated	5.9
Cash/Cash Equivalents	(3.3)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Short Duration Multi-Sector Bond ETF

TICKER SYMBOL	PSDM
CUSIP	69344A842
ETF1013E

PGIM Total Return Bond ETF
TICKER SYMBOL:
PTRB
Listing Exchange:
NYSE Arca, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Total Return Bond ETF (the “Fund”) for the period of September 1,
2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can
also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Total Return Bond ETF	$49	0.48%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, credit spreads across a broad spectrum of fixed income asset classes generally tightened, recovering from the reciprocal tariffs introduced on April 2, 2025. The US Federal Reserve's easing cycle, which began with three rate cuts in the second half of
2024, was paused in the first half of 2025 amid increased uncertainty over the impact of US policy changes on the domestic labor market and inflation. Indeed, Core PCE, a key inflation metric that tracks price changes (excluding volatile food and energy prices), came in higher than expected for the period. In addition, revisions to the nonfarm payroll report at the end of the period revealed a weaker labor market than previously indicated, causing investors to reprice their expectations for a September rate cut and a steepening of the US Treasury yield curve.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Aggregate Bond Index (the “Index”) during the period: positioning in AAA collateralized loan obligations (CLO) and non-agency AAA commercial mortgage-backed securities (CMBS);
yield curve positioning; overweights to the US investment-grade corporate, emerging-market high yield, AA CLO, non-agency CMBS
AA-and-below, and ABS sectors, along with an underweight to the mortgage-backed securities (MBS) and emerging-market investment grade sectors; security selection in US high yield corporates, non-agency MBS, US Treasuries, non-agency CMBS AA-and-below, US bank loans, and
European high-yield corporates; credit positioning in cable & satellite, telecom, retailers & restaurants, transportation & environmental services, aerospace & defense, and automotives.
■
The following strategies detracted from the Fund’s performance relative to the Index during the period: duration positioning; security selection in
MBS, emerging-market high yield bonds, GBP high yield corporates, and US investment-grade corporates; and an overweight to the US high yield corporate sector.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used swaps, forwards, options, and futures to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.
ETF1007E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 2, 2021 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	3.85%	-0.29% (12/2/2021)
Bloomberg US Aggregate Bond Index	3.14%	-0.72%

Since
Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 529,417,848
Number of fund holdings	1,162
Total advisory fees paid for the year	$ 1,903,901
Portfolio turnover rate for the year	109%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	33.0
AA	29.6
A	8.2
BBB	15.3
BB	4.6
B	2.2
CCC	0.3
Not Rated	6.7
Cash/Cash Equivalents	0.1
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Total Return Bond ETF

TICKER SYMBOL	PTRB
CUSIP	69344A800
ETF1007E

PGIM Ultra Short Bond ETF
TICKER SYMBOL:
PULS
Listing Exchange:
NYSE Arca, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Ultra Short Bond ETF (the “Fund”) for the period of September 1,
2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can
also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Ultra Short Bond ETF	$15	0.15%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
The US Federal Reserve's easing cycle, which began with three rate cuts in the second half of 2024, was paused in the first half of 2025 amid increased uncertainty over the impact of US policy changes on the domestic labor market and inflation. However, the July and August nonfarm payrolls reports revealed a weakening labor market and opened the door to further rate cuts over the near term. As a result, the US Treasury yield curve steepened, with the three-month Treasury bill declining from 5.21% to 4.51% during the 12-month period. Meanwhile, the Secured
Overnight Financing Rate (SOFR) declined to 4.34% from 5.32%.
■
The following strategies contributed most to the Fund’s performance during the period: allocations to short-term investment-grade corporates, as well as high-quality collateralized loan obligations, non-agency commercial mortgage-backed securities, and asset-backed securities. Within credit, positioning in banking, technology, and automotive contributed the most.
■
No strategies detracted materially from relative performance during the period.
■
During the reporting period, the Fund used interest rate swaps and futures to help manage duration positioning and yield curve exposure.
These instruments allowed the Fund to capture higher yields available farther out on the short-term portion of the yield curve and in spread-sector assets versus US Treasuries, while mitigating interest rate risk. Overall, the positions added to performance during the period.
ETF1000E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: April 5, 2018 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Five Years (%)	Since Inception (%)
Net Asset Value (NAV)	5.28%	3.63%	3.24% (4/5/2018)
Bloomberg US Aggregate Bond Index*	3.14%	-0.68%	1.78%
ICE BofA US 3-Month Treasury Bill Index	4.48%	2.91%	2.56%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are
provided
for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 12,406,577,847
Number of fund holdings	601
Total advisory fees paid for the year	$ 14,888,596
Portfolio turnover rate for the year	39%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	30.2
AA	19.9
A	24.6
BBB	23.2
Cash/Cash Equivalents	1.0
Other	0.9
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding
.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Ultra Short Bond ETF

TICKER SYMBOL	PULS
CUSIP	69344A107
ETF1000E

PGIM Ultra Short Municipal Bond ETF
TICKER SYMBOL:
PUSH
Listing Exchange:
NYSE Arca, Inc.
ANNUAL
SHAREHOLDER REPORT – August 31, 2025
This annual shareholder report contains important information about the PGIM Ultra Short Municipal Bond ETF (the “Fund”) for the period of
September 1, 2024 to August 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Ultra Short Municipal Bond ETF	$12	0.12%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the US Federal Reserve's easing cycle was paused amid increased uncertainty over the impact of US policies and actions (e.g., taxes and higher education). Issuance in the municipal bond market, as of August 2025, exceeded last year's record by approximately 15–20%, driven by issuers in the health care, university, and transportation sectors. Investor demand was skewed toward short-dated municipal bonds, resulting in a steeper municipal bond yield curve and relative values that exceeded their long-term averages.
■
The following contributed most to the Fund’s performance relative to the Bloomberg 1 Year Municipal Bond Index (the “Index”) during the period: overweights to prepay gas bonds, as spreads tightened, and to escrowed housing bonds, which provided ample yield for high credit quality; and an overweight to, and security selection in, transportation bonds.
■
The following detracted most from the Fund’s performance relative to the Index during the reporting period: a modest yield curve flattener as well as an overweight to, and security selection in, an airport bond that underperformed given its structure in a rising yield environment.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used swaps and futures to help manage duration positioning and yield curve exposure. The Fund’s positions in SIFMA swaps and US Treasury futures contributed to performance during the period.
ETF1021E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/etfs/prospectuses-fact-sheets
or call (888) 247-8090 or (973) 802-2093 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: June 24, 2024 to August 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2025
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	3.82%	4.26% (6/24/2024)
Bloomberg Municipal Bond Index*	0.08%	1.53%
Bloomberg 1 Year Municipal Bond Index	3.26%	3.95%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years
of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2025?

Fund’s net assets	$ 36,608,810
Number of fund holdings	106
Total advisory fees paid for the year	$ 34,199
Portfolio turnover rate for the year	87%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2025?

Credit Quality expressed as a percentage of total investments as of 8/31/2025 (%)
AAA	8.3
AA	41.2
A	35.5
BBB	7.1
BB	1.7
Not Rated	3.6
Cash/Cash Equivalents	2.8
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Ultra Short Municipal Bond ETF

TICKER SYMBOL	PUSH
CUSIP	69344A768
ETF1021E

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – See Exhibit (a) (1) of Item 19

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended August 31, 2025 and August 31, 2024, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $639,361 and $473,320, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2025 and August 31, 2024: none.

(c)	Tax Fees

For the fiscal years ended August 31, 2025 and August 31, 2024: none.

(d)	All Other Fees

For the fiscal years ended August 31, 2025 and August 31, 2024: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related project

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2025 and August 31, 2024 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i)	Not applicable.

(j)	Not applicable.

Item 5 – Audit Committee of Listed Registrants – The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace Torres (chair), Linda Bynoe, Barry Evens, Keith Hartstein (ex-officio) and Brian Reid.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 7 of this Form.

Items 7 – 11 (Refer to Report(s) below)

PGIM ETF TRUST

PGIM Jennison Better Future ETF

PGIM Jennison Focused Growth ETF

PGIM Jennison Focused Mid-Cap ETF

PGIM Jennison Focused Value ETF

PGIM Jennison International Opportunities ETF

PGIM Portfolio Ballast ETF

FINANCIAL STATEMENTS AND OTHER INFORMATION

AUGUST 31, 2025

Table of Contents	Financial Statements and Other Information	August 31, 2025

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Other Information - Form N-CSR Items 8-11

Glossary

The following abbreviations are used in the Funds’ descriptions:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

PRFC—Preference Shares

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depositary Receipts

PGIM Jennison Better Future ETF

Schedule of Investments

as of August 31, 2025

Description	Shares	Value

LONG-TERM INVESTMENTS 93.6%

COMMON STOCKS

Automobiles 3.5%

BYD Co. Ltd. (China) (Class H Stock)	7,647	$112,221
Ferrari NV (Italy)	530	252,921

		365,142

Banks 1.2%

NU Holdings Ltd. (Brazil) (Class A Stock)*	8,494	125,711

Broadline Retail 13.0%

Amazon.com, Inc.*	1,842	421,818
MercadoLibre, Inc. (Brazil)*	219	541,567
Sea Ltd. (Singapore), ADR*	2,038	380,169

		1,343,554

Capital Markets 0.9%

Robinhood Markets, Inc. (Class A Stock)*	888	92,379

Electric Utilities 2.2%

Constellation Energy Corp.	750	230,985

Financial Services 5.3%

Mastercard, Inc. (Class A Stock)	503	299,431
Toast, Inc. (Class A Stock)*	5,577	251,522

		550,953

Health Care Equipment & Supplies 3.7%

Edwards Lifesciences Corp.*	2,295	186,675
Intuitive Surgical, Inc.*	415	196,418

		383,093

Interactive Media & Services 3.3%

Alphabet, Inc. (Class A Stock)	1,593	339,166

IT Services 7.2%

Shopify, Inc. (Canada) (Class A Stock)*	3,075	434,436
Snowflake, Inc.*	1,285	306,678

		741,114

Personal Care Products 2.6%

L’Oreal SA (France)	580	269,992

Pharmaceuticals 6.1%

Galderma Group AG (Switzerland)	2,811	490,427
UCB SA (Belgium)	620	144,959

		635,386

Semiconductors & Semiconductor Equipment 14.4%

NVIDIA Corp.	5,422	944,404
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	1,773	409,333
Texas Instruments, Inc.	655	132,624

		1,486,361

See Notes to Financial Statements.

PGIM Jennison Better Future ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Software 16.6%

Cadence Design Systems, Inc.*	808	$283,147
Crowdstrike Holdings, Inc. (Class A Stock)*	688	291,506
Microsoft Corp.	1,420	719,500
Oracle Corp.	1,303	294,647
ServiceNow, Inc.*	143	131,197

		1,719,997

Specialty Retail 2.3%

Industria de Diseno Textil SA (Spain)	4,767	235,346

Technology Hardware, Storage & Peripherals 5.6%

Apple, Inc.	1,819	422,262
Xiaomi Corp. (China) (Class B Stock), 144A*	23,304	157,991

		580,253

Textiles, Apparel & Luxury Goods 5.7%

Brunello Cucinelli SpA (Italy)	2,271	262,549
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	624	108,985
Hermes International SCA (France)	91	222,610

		594,144

TOTAL LONG-TERM INVESTMENTS (cost $8,557,803)		9,693,576

SHORT-TERM INVESTMENT 6.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $653,291)(wb)	653,291	653,291

TOTAL INVESTMENTS 99.9% (cost $9,211,094)		10,346,867
Other assets in excess of liabilities 0.1%		8,278

NET ASSETS 100.0%		$10,355,145

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Better Future ETF 3

PGIM Jennison Better Future ETF

Schedule of Investments (continued)

as of August 31, 2025

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$365,142	$—	$—
Banks	125,711	—	—
Broadline Retail	1,343,554	—	—
Capital Markets	92,379	—	—
Electric Utilities	230,985	—	—
Financial Services	550,953	—	—
Health Care Equipment & Supplies	383,093	—	—
Interactive Media & Services	339,166	—	—
IT Services	741,114	—	—
Personal Care Products	269,992	—	—
Pharmaceuticals	635,386	—	—
Semiconductors & Semiconductor Equipment	1,486,361	—	—
Software	1,719,997	—	—
Specialty Retail	235,346	—	—
Technology Hardware, Storage & Peripherals	580,253	—	—
Textiles, Apparel & Luxury Goods	594,144	—	—
Short-Term Investment
Affiliated Mutual Fund	653,291	—	—

Total	$10,346,867	$—	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

Software	16.6%
Semiconductors & Semiconductor Equipment	14.4
Broadline Retail	13.0
IT Services	7.2
Affiliated Mutual Fund	6.3
Pharmaceuticals	6.1
Textiles, Apparel & Luxury Goods	5.7
Technology Hardware, Storage & Peripherals	5.6
Financial Services	5.3
Health Care Equipment & Supplies	3.7
Automobiles	3.5

Interactive Media & Services	3.3%
Personal Care Products	2.6
Specialty Retail	2.3
Electric Utilities	2.2
Banks	1.2
Capital Markets	0.9

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

PGIM Jennison Better Future ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $8,557,803)	$9,693,576
Affiliated investments (cost $653,291)	653,291
Foreign currency, at value (cost $5)	5
Dividends receivable	7,760
Tax reclaim receivable	7,510

Total Assets	10,362,142

Liabilities

Management fee payable	6,997

Net Assets	$10,355,145

Net assets were comprised of:
Common stock, at par	$170
Paid-in capital in excess of par	11,428,150
Total distributable earnings (loss)	(1,073,175)

Net assets, August 31, 2025	$10,355,145

Net asset value, offering price and redemption price per share, ($10,355,145 ÷ 170,000 shares of common stock issued and outstanding)	$60.91

See Notes to Financial Statements.

PGIM Jennison Better Future ETF 5

PGIM Jennison Better Future ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $11,991 foreign withholding tax)	$86,233
Affiliated dividend income	33,057

Total income	119,290

Expenses
Management fee	100,136
Less: Fee waiver and/or expense reimbursement	(11,946)

Net expenses	88,190

Net investment income (loss)	31,100

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(2,185,473)
In-kind redemptions	2,569,880
Foreign currency transactions	(4,673)

379,734

Net change in unrealized appreciation (depreciation) on:
Investments	(1,233,935)
Foreign currencies	304

(1,233,631)

Net gain (loss) on investment and foreign currency transactions	(853,897)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(822,797)

See Notes to Financial Statements.

PGIM Jennison Better Future ETF

Statement of Changes in Net Assets

	Year Ended August 31, 2025	December 14, 2023* through August 31, 2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$31,100	$25,337
Net realized gain (loss) on investment and in-kind redemptions transactions	379,734	332,551
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,233,631)	2,369,779

Net increase (decrease) in net assets resulting from operations	(822,797)	2,727,667

Dividends and Distributions
Distributions from distributable earnings	(26,177)	—

Fund share transactions
Net proceeds from shares sold (0 and 200,000 shares, respectively)	—	10,005,236
Shares sold in-kind (130,000 and 100,000 shares, respectively)	8,020,669	5,816,453
Shares redeemed in-kind (230,000 and 30,000 shares, respectively)	(13,574,474)	(1,791,432)

Net increase (decrease) in net assets from Fund share transactions	(5,553,805)	14,030,257

Total increase (decrease)	(6,402,779)	16,757,924

Net Assets:

Beginning of period	16,757,924	—

End of period	$10,355,145	$16,757,924

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Jennison Better Future ETF 7

PGIM Jennison Better Future ETF

Financial Highlights

	Year Ended August 31, 2025	December 14, 2023(a) through August 31, 2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$62.07	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.18)	11.96
Total from investment operations	(1.07)	12.07
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	—
Net asset value, end of period	$60.91	$62.07
Total Return(c):	(1.71)%	24.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,355	$16,758
Average net assets (000)	$16,971	$12,710
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.52%	0.53	%(e)
Expenses before waivers and/or expense reimbursement	0.59%	0.59	%(e)
Net investment income (loss)	0.18%	0.28	%(e)
Portfolio turnover rate(f)	138%	57%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF

Schedule of Investments

as of August 31, 2025

Description	Shares	Value

LONG-TERM INVESTMENTS 99.6%

COMMON STOCKS

Aerospace & Defense 4.8%

Boeing Co. (The)*	12,617	$2,960,958
General Electric Co.	10,605	2,918,496

		5,879,454

Automobiles 2.1%

Tesla, Inc.*	7,744	2,585,489

Biotechnology 1.5%

Vertex Pharmaceuticals, Inc.*	4,674	1,827,628

Broadline Retail 10.0%

Amazon.com, Inc.*	43,562	9,975,698
MercadoLibre, Inc. (Brazil)*	865	2,139,067

		12,114,765

Consumer Staples Distribution & Retail 3.7%

Costco Wholesale Corp.	3,372	3,180,875
Walmart, Inc.	14,032	1,360,823

		4,541,698

Electric Utilities 1.4%

Constellation Energy Corp.	5,386	1,658,780

Entertainment 8.1%

Netflix, Inc.*	4,321	5,220,848
Spotify Technology SA*	2,876	1,961,087
Walt Disney Co. (The)	22,509	2,664,616

		9,846,551

Financial Services 5.3%

Mastercard, Inc. (Class A Stock)	9,468	5,636,206
Toast, Inc. (Class A Stock)*	19,102	861,500

		6,497,706

Ground Transportation 0.9%

Uber Technologies, Inc.*	11,219	1,051,781

Health Care Equipment & Supplies 1.5%

Edwards Lifesciences Corp.*	8,971	729,701
Intuitive Surgical, Inc.*	2,445	1,157,206

		1,886,907

Interactive Media & Services 11.1%

Alphabet, Inc. (Class A Stock)	26,276	5,594,423
Meta Platforms, Inc. (Class A Stock)	10,781	7,963,925

		13,558,348

IT Services 2.5%

Shopify, Inc. (Canada) (Class A Stock)*	9,827	1,388,359
Snowflake, Inc.*	6,717	1,603,079

		2,991,438

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF 9

PGIM Jennison Focused Growth ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Media 0.6%

Trade Desk, Inc. (The) (Class A Stock)*	14,060	$768,520

Pharmaceuticals 2.5%

Eli Lilly & Co.	4,205	3,080,499

Semiconductors & Semiconductor Equipment 18.1%

Broadcom, Inc.	19,629	5,837,468
NVIDIA Corp.	82,027	14,287,463
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	8,362	1,930,535

		22,055,466

Software 17.0%

AppLovin Corp. (Class A Stock)*	3,428	1,640,607
Cadence Design Systems, Inc.*	8,850	3,101,305
Crowdstrike Holdings, Inc. (Class A Stock)*	4,739	2,007,914
Datadog, Inc. (Class A Stock)*	5,166	706,089
Microsoft Corp.	21,859	11,075,737
ServiceNow, Inc.*	2,322	2,130,342

		20,661,994

Specialty Retail 0.8%

Industria de Diseno Textil SA (Spain), ADR	76,864	952,345

Technology Hardware, Storage & Peripherals 7.7%

Apple, Inc.	40,273	9,348,974

TOTAL LONG-TERM INVESTMENTS (cost $85,268,765)		121,308,343

SHORT-TERM INVESTMENT 0.4%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $468,286)(wb)	468,286	468,286

TOTAL INVESTMENTS 100.0% (cost $85,737,051)		121,776,629
Liabilities in excess of other assets (0.0)%		(28,083)

NET ASSETS 100.0%		$121,748,546

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF

Schedule of Investments (continued)

as of August 31, 2025

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$5,879,454	$—	$—
Automobiles	2,585,489	—	—
Biotechnology	1,827,628	—	—
Broadline Retail	12,114,765	—	—
Consumer Staples Distribution & Retail	4,541,698	—	—
Electric Utilities.	1,658,780	—	—
Entertainment	9,846,551	—	—
Financial Services.	6,497,706	—	—
Ground Transportation.	1,051,781	—	—
Health Care Equipment & Supplies	1,886,907	—	—
Interactive Media & Services	13,558,348	—	—
IT Services	2,991,438	—	—
Media	768,520	—	—
Pharmaceuticals.	3,080,499	—	—
Semiconductors & Semiconductor Equipment.	22,055,466	—	—
Software	20,661,994	—	—
Specialty Retail	952,345	—	—
Technology Hardware, Storage & Peripherals.	9,348,974	—	—
Short-Term Investment
Affiliated Mutual Fund	468,286	—	—

Total	$121,776,629	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

Semiconductors & Semiconductor Equipment	18.1%
Software	17.0
Interactive Media & Services	11.1
Broadline Retail	10.0
Entertainment	8.1
Technology Hardware, Storage & Peripherals	7.7
Financial Services	5.3
Aerospace & Defense	4.8
Consumer Staples Distribution & Retail	3.7
Pharmaceuticals	2.5
IT Services	2.5
Automobiles	2.1
Health Care Equipment & Supplies	1.5

Biotechnology	1.5%
Electric Utilities	1.4
Ground Transportation	0.9
Specialty Retail	0.8
Media	0.6
Affiliated Mutual Fund	0.4

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF 11

PGIM Jennison Focused Growth ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $85,268,765)	$121,308,343
Affiliated investments (cost $468,286)	468,286
Dividends receivable	38,816
Tax reclaim receivable	17,816

Total Assets	121,833,261

Liabilities

Management fee payable	84,715

Net Assets	$121,748,546

Net assets were comprised of:
Common stock, at par	$1,150
Paid-in capital in excess of par	90,559,471
Total distributable earnings (loss)	31,187,925

Net assets, August 31, 2025	$121,748,546

Net asset value, offering price and redemption price per share. ($121,748,546 ÷ 1,150,000 shares of common stock issued and outstanding)	$105.87

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $ 12,022 foreign withholding tax)	$399,004
Affiliated dividend income	70,618

Total income	469,622

Expenses
Management fee	864,592
Less: Fee waiver and/or expense reimbursement	(16,576)

Net expenses	848,016

Net investment income (loss)	(378,394)

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(3,012,390)
In-kind redemptions	15,176,566

12,164,176

Net change in unrealized appreciation (depreciation) on investments	9,052,287

Net gain (loss) on investment transactions	21,216,463

Net Increase (Decrease) In Net Assets Resulting From Operations	$20,838,069

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF 13

PGIM Jennison Focused Growth ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(378,394)	$(141,951)
Net realized gain (loss) on investment and in-kind redemptions transactions	12,164,176	8,141,181
Net change in unrealized appreciation (depreciation) on investments	9,052,287	13,647,562

Net increase (decrease) in net assets resulting from operations	20,838,069	21,646,792

Fund share transactions
Shares sold in-kind (400,000 and 510,000 shares, respectively)	38,548,345	40,220,978
Shares redeemed in-kind (320,000 and 310,000 shares, respectively)	(32,577,668)	(24,077,606)

Net increase (decrease) in net assets from Fund share transactions	5,970,677	16,143,372

Total increase (decrease)	26,808,746	37,790,164

Net Assets:

Beginning of year	94,939,800	57,149,636

End of year	$121,748,546	$94,939,800

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF

Financial Highlights

	Year Ended August 31,		December 12, 2022(a) through August 31, 2023
	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$88.73	$65.69	$50.00
Income (loss) from investment operations:
Net investment income (loss)	(0.31)	(0.15)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	17.45	23.19	15.75
Total from investment operations	17.14	23.04	15.69
Net asset value, end of period	$105.87	$88.73	$65.69
Total Return(c):	19.32%	35.07%	31.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$121,749	$94,940	$57,150
Average net assets (000)	$115,284	$75,185	$44,323
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.74%	0.74%	0.75	%(e)
Expenses before waivers and/or expense reimbursement	0.75%	0.75%	0.75	%(e)
Net investment income (loss)	(0.33)%	(0.19)%	(0.15	)%(e)
Portfolio turnover rate(f)	37%	36%	32%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF 15

PGIM Jennison Focused Mid-Cap ETF

Schedule of Investments

as of August 31, 2025

Description	Shares	Value

LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS

Banks 6.6%

East West Bancorp, Inc.	4,464	$469,345
Wintrust Financial Corp.	3,826	525,272

		994,617

Broadline Retail 1.2%

Coupang, Inc. (South Korea)*	6,616	189,085

Capital Markets 2.5%

LPL Financial Holdings, Inc.	1,052	383,433

Communications Equipment 1.8%

Arista Networks, Inc.*	1,962	267,911

Consumer Staples Distribution & Retail 3.0%

Performance Food Group Co.*	4,552	461,573

Containers & Packaging 3.6%

Crown Holdings, Inc.	5,461	542,714

Electrical Equipment 4.1%

Generac Holdings, Inc.*	743	137,641
Regal Rexnord Corp.	3,214	479,946

		617,587

Financial Services 3.2%

Shift4 Payments, Inc. (Class A Stock)*	3,354	303,302
Toast, Inc. (Class A Stock)*	4,158	187,526

		490,828

Health Care Equipment & Supplies 1.4%

Dexcom, Inc.*	2,782	209,596

Health Care Providers & Services 2.9%

Encompass Health Corp.	3,637	442,841

Hotels, Restaurants & Leisure 4.7%

Churchill Downs, Inc.	3,021	313,368
Hilton Worldwide Holdings, Inc.	1,442	398,079

		711,447

Insurance 6.6%

Axis Capital Holdings Ltd.	3,467	341,777
Markel Group, Inc.*	189	370,262
RenaissanceRe Holdings Ltd. (Bermuda)	843	204,840
Ryan Specialty Holdings, Inc.	1,488	84,117

		1,000,996

Interactive Media & Services 4.6%

Pinterest, Inc. (Class A Stock)*	18,928	693,333

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery 1.6%

Gates Industrial Corp. PLC*	5,482	$140,120
RBC Bearings, Inc.*	272	106,069

		246,189

Marine Transportation 2.8%

Kirby Corp.*	4,410	428,652

Metals & Mining 4.3%

Eldorado Gold Corp. (Turkey)*	26,324	652,309

Multi-Utilities 7.4%

CMS Energy Corp.	5,262	376,601
NiSource, Inc.	17,729	749,405

		1,126,006

Oil, Gas & Consumable Fuels 2.0%

Permian Resources Corp.	21,326	304,749

Real Estate Management & Development 1.1%

CBRE Group, Inc. (Class A Stock)*	1,009	163,579

Residential REITs 3.0%

Independence Realty Trust, Inc.	25,228	456,879

Semiconductors & Semiconductor Equipment 4.0%

Lattice Semiconductor Corp.*	1,859	123,400
Monolithic Power Systems, Inc.	573	478,891

		602,291

Software 6.6%

Appfolio, Inc. (Class A Stock)*	698	193,611
AppLovin Corp. (Class A Stock)*	911	435,996
Monday.com Ltd.*	1,188	229,284
Procore Technologies, Inc.*	2,100	145,971

		1,004,862

Specialized REITs 4.8%

Gaming & Leisure Properties, Inc.	15,244	731,864

Specialty Retail 2.5%

Burlington Stores, Inc.*	398	115,691
O’Reilly Automotive, Inc.*	2,589	268,427

		384,118

Textiles, Apparel & Luxury Goods 6.6%

On Holding AG (Switzerland) (Class A Stock)*	6,348	286,168
Ralph Lauren Corp.	2,393	710,553

		996,721

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF 17

PGIM Jennison Focused Mid-Cap ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors 6.1%

Core & Main, Inc. (Class A Stock)*	5,713	$369,746
WESCO International, Inc.	2,518	553,557

		923,303

TOTAL LONG-TERM INVESTMENTS (cost $12,992,246)		15,027,483

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $157,999)(wb)	157,999	157,999

TOTAL INVESTMENTS 100.0% (cost $13,150,245)		15,185,482
Liabilities in excess of other assets (0.0)%		(5,305)

NET ASSETS 100.0%		$15,180,177

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Banks	$994,617	$—	$—
Broadline Retail.	189,085	—	—
Capital Markets	383,433	—	—
Communications Equipment	267,911	—	—
Consumer Staples Distribution & Retail	461,573	—	—
Containers & Packaging	542,714	—	—
Electrical Equipment	617,587	—	—
Financial Services	490,828	—	—
Health Care Equipment & Supplies.	209,596	—	—
Health Care Providers & Services	442,841	—	—
Hotels, Restaurants & Leisure	711,447	—	—
Insurance	1,000,996	—	—
Interactive Media & Services	693,333	—	—
Machinery	246,189	—	—
Marine Transportation	428,652	—	—
Metals & Mining	652,309	—	—
Multi-Utilities.	1,126,006	—	—
Oil, Gas & Consumable Fuels	304,749	—	—
Real Estate Management & Development	163,579	—	—

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF

Schedule of Investments (continued)

as of August 31, 2025

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Residential REITs	$456,879	$—	$—
Semiconductors & Semiconductor Equipment	602,291	—	—
Software	1,004,862	—	—
Specialized REITs	731,864	—	—
Specialty Retail	384,118	—	—
Textiles, Apparel & Luxury Goods	996,721	—	—
Trading Companies & Distributors	923,303	—	—
Short-Term Investment
Affiliated Mutual Fund	157,999	—	—

Total	$15,185,482	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

Multi-Utilities	7.4%
Software	6.6
Insurance	6.6
Textiles, Apparel & Luxury Goods	6.6
Banks	6.6
Trading Companies & Distributors	6.1
Specialized REITs	4.8
Hotels, Restaurants & Leisure	4.7
Interactive Media & Services	4.6
Metals & Mining	4.3
Electrical Equipment	4.1
Semiconductors & Semiconductor Equipment	4.0
Containers & Packaging	3.6
Financial Services	3.2
Consumer Staples Distribution & Retail	3.0
Residential REITs	3.0
Health Care Providers & Services	2.9

Marine Transportation	2.8%
Specialty Retail	2.5
Capital Markets	2.5
Oil, Gas & Consumable Fuels	2.0
Communications Equipment	1.8
Machinery	1.6
Health Care Equipment & Supplies	1.4
Broadline Retail	1.2
Real Estate Management & Development	1.1
Affiliated Mutual Fund	1.0

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF 19

PGIM Jennison Focused Mid-Cap ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $12,992,246)	$15,027,483
Affiliated investments (cost $157,999)	157,999
Dividends receivable	935

Total Assets	15,186,417

Liabilities

Management fee payable	6,240

Net Assets	$15,180,177

Net assets were comprised of:
Common stock, at par	$250
Paid-in capital in excess of par	13,943,923
Total distributable earnings (loss)	1,236,004

Net assets, August 31, 2025	$15,180,177

Net asset value, offering price and redemption price per share. ($15,180,177 ÷ 250,000 shares of common stock issued and outstanding)	$60.72

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $ 436 foreign withholding tax)	$139,068
Affiliated dividend income	12,964

Total income	152,032

Expenses
Management fee	65,702
Less: Fee waiver and/or expense reimbursement	(11,001)

Net expenses	54,701

Net investment income (loss)	97,331

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(427,474)
In-kind redemptions	876,535

449,061

Net change in unrealized appreciation (depreciation) on investments	780,021

Net gain (loss) on investment transactions	1,229,082

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,326,413

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF 21

PGIM Jennison Focused Mid-Cap ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2025	December 14, 2023* through August 31, 2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$97,331	$68,956
Net realized gain (loss) on investment and in-kind redemptions transactions	449,061	(164,467)
Net change in unrealized appreciation (depreciation) on investments	780,021	1,255,216

Net increase (decrease) in net assets resulting from operations	1,326,413	1,159,705

Dividends and Distributions
Distributions from distributable earnings	(110,734)	—

Fund share transactions
Net proceeds from shares sold (0 and 200,000 shares, respectively)	—	10,000,223
Shares sold in-kind (110,000 and 70,000 shares, respectively)	6,433,012	3,656,771
Shares redeemed in-kind (70,000 and 60,000 shares, respectively)	(4,142,403)	(3,142,810)

Net increase (decrease) in net assets from Fund share transactions	2,290,609	10,514,184

Total increase (decrease)	3,506,288	11,673,889

Net Assets:

Beginning of period	11,673,889	—

End of period	$15,180,177	$11,673,889

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF

Financial Highlights

	Year Ended August 31, 2025	December 14, 2023(a) through August 31, 2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$55.59	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.33
Net realized and unrealized gain (loss) on investment transactions	5.19	5.26
Total from investment operations	5.61	5.59
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	-
Net asset value, end of period	$60.72	$55.59
Total Return(c):	10.14%	11.18%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15,180	$11,674
Average net assets (000)	$13,408	$10,960
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.41%	0.42	%(e)
Expenses before waivers and/or expense reimbursement	0.49%	0.49	%(e)
Net investment income (loss)	0.73%	0.88	%(e)
Portfolio turnover rate(f)	102%	101%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF 23

PGIM Jennison Focused Value ETF

Schedule of Investments

as of August 31, 2025

Description	Shares	Value

LONG-TERM INVESTMENTS 96.8%

COMMON STOCKS

Aerospace & Defense 7.7%

Airbus SE (France), ADR	13,199	$688,328
General Electric Co.	1,401	385,555
Northrop Grumman Corp.	789	465,542

		1,539,425

Automobiles 3.1%

General Motors Co.	10,791	632,245

Banks 12.9%

Bank of America Corp.	9,586	486,394
JPMorgan Chase & Co.	3,044	917,522
M&T Bank Corp.	2,732	550,935
PNC Financial Services Group, Inc. (The)	3,096	642,234

		2,597,085

Biotechnology 2.3%

AbbVie, Inc.	2,163	455,095

Broadline Retail 2.5%

Amazon.com, Inc.*	2,233	511,357

Capital Markets 4.5%

Blackstone, Inc.	2,104	360,626
Goldman Sachs Group, Inc. (The)	740	551,485

		912,111

Chemicals 3.0%

Linde PLC	1,240	593,080

Consumer Staples Distribution & Retail 4.5%

Walmart, Inc.	9,402	911,806

Ground Transportation 3.1%

Union Pacific Corp.	2,801	626,220

Health Care Equipment & Supplies 2.0%

GE HealthCare Technologies, Inc.	5,570	410,676

Household Durables 4.1%

Toll Brothers, Inc.	5,942	825,938

Industrial Conglomerates 3.4%

3M Co.	4,424	688,065

Insurance 5.1%

Chubb Ltd.	1,247	343,012
MetLife, Inc.	8,269	672,766

		1,015,778

Interactive Media & Services 3.9%

Meta Platforms, Inc. (Class A Stock)	1,066	787,454

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities 7.2%

CenterPoint Energy, Inc.	13,664	$515,269
NiSource, Inc.	21,806	921,740

		1,437,009

Oil, Gas & Consumable Fuels 9.1%

Cheniere Energy, Inc.	2,016	487,509
Exxon Mobil Corp.	5,981	683,568
Shell PLC, ADR	8,928	659,601

		1,830,678

Pharmaceuticals 5.3%

AstraZeneca PLC (United Kingdom), ADR	5,421	433,138
Eli Lilly & Co.	482	353,103
Roche Holding AG, ADR	6,865	279,886

		1,066,127

Semiconductors & Semiconductor Equipment 6.3%

Advanced Micro Devices, Inc.*	3,064	498,298
Broadcom, Inc.	941	279,844
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	2,099	484,596

		1,262,738

Software 5.2%

Microsoft Corp.	1,239	627,789
Salesforce, Inc.	1,626	416,662

		1,044,451

Technology Hardware, Storage & Peripherals 1.6%

Dell Technologies, Inc. (Class C Stock)	2,593	316,735

TOTAL LONG-TERM INVESTMENTS (cost $15,736,439)		19,464,073

SHORT-TERM INVESTMENT 3.1%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $618,320)(wb)	618,320	618,320

TOTAL INVESTMENTS 99.9% (cost $16,354,759)		20,082,393
Other assets in excess of liabilities 0.1%		28,173

NET ASSETS 100.0%		$20,110,566

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF 25

PGIM Jennison Focused Value ETF

Schedule of Investments (continued)

as of August 31, 2025

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$1,539,425	$—	$—
Automobiles	632,245	—	—
Banks	2,597,085	—	—
Biotechnology	455,095	—	—
Broadline Retail	511,357	—	—
Capital Markets	912,111	—	—
Chemicals	593,080	—	—
Consumer Staples Distribution & Retail	911,806	—	—
Ground Transportation	626,220	—	—
Health Care Equipment & Supplies	410,676	—	—
Household Durables	825,938	—	—
Industrial Conglomerates	688,065	—	—
Insurance	1,015,778	—	—
Interactive Media & Services	787,454	—	—
Multi-Utilities	1,437,009	—	—
Oil, Gas & Consumable Fuels	1,830,678	—	—
Pharmaceuticals	1,066,127	—	—
Semiconductors & Semiconductor Equipment	1,262,738	—	—
Software	1,044,451	—	—
Technology Hardware, Storage & Peripherals	316,735	—	—
Short-Term Investment
Affiliated Mutual Fund	618,320	—	—

Total	$20,082,393	$—	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

Banks	12.9%
Oil, Gas & Consumable Fuels	9.1
Aerospace & Defense	7.7
Multi-Utilities	7.2
Semiconductors & Semiconductor Equipment	6.3
Pharmaceuticals	5.3
Software	5.2
Insurance	5.1
Capital Markets	4.5
Consumer Staples Distribution & Retail	4.5
Household Durables	4.1
Interactive Media & Services	3.9
Industrial Conglomerates	3.4

Automobiles	3.1%
Ground Transportation	3.1
Affiliated Mutual Fund	3.1
Chemicals	3.0
Broadline Retail	2.5
Biotechnology	2.3
Health Care Equipment & Supplies	2.0
Technology Hardware, Storage & Peripherals	1.6

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $15,736,439)	$19,464,073
Affiliated investments (cost $618,320)	618,320
Dividends receivable	40,856

Total Assets	20,123,249

Liabilities

Management fee payable	12,683

Net Assets	$20,110,566

Net assets were comprised of:
Common stock, at par	$260
Paid-in capital in excess of par	16,689,172
Total distributable earnings (loss)	3,421,134

Net assets, August 31, 2025	$20,110,566

Net asset value, offering price and redemption price per share, ($20,110,566 ÷ 260,000 shares of common stock issued and outstanding)	$77.35

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF 27

PGIM Jennison Focused Value ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $ 2,130 foreign withholding tax)	$333,811
Affiliated dividend income	22,267

Total income	356,078

Expenses
Management fee	126,263
Less: Fee waiver and/or expense reimbursement	(11,316)

Net expenses	114,947

Net investment income (loss)	241,131

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(312,608)
In-kind redemptions	1,715,302

1,402,694

Net change in unrealized appreciation (depreciation) on investments	488,508

Net gain (loss) on investment transactions	1,891,202

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,132,333

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$241,131	$177,213
Net realized gain (loss) on investment and in-kind redemptions transactions	1,402,694	840,074
Net change in unrealized appreciation (depreciation) on investments	488,508	2,511,203

Net increase (decrease) in net assets resulting from operations	2,132,333	3,528,490

Dividends and Distributions
Distributions from distributable earnings	(193,271)	(144,291)

Fund share transactions
Shares sold in-kind (120,000 and 60,000 shares, respectively)	8,683,582	3,753,253
Shares redeemed in-kind (70,000 and 60,000 shares, respectively)	(5,174,384)	(3,763,910)

Net increase (decrease) in net assets from Fund share transactions	3,509,198	(10,657)

Total increase (decrease)	5,448,260	3,373,542

Net Assets:

Beginning of year	14,662,306	11,288,764

End of year	$20,110,566	$14,662,306

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF 29

PGIM Jennison Focused Value ETF

Financial Highlights

	Year Ended August 31,		December 12, 2022(a) through August 31, 2023
	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$69.82	$53.76	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.02	0.84	0.56
Net realized and unrealized gain (loss) on investment transactions	7.43	15.91	3.26
Total from investment operations	8.45	16.75	3.82
Less Dividends and Distributions:
Dividends from net investment income	(0.92)	(0.69)	(0.06)
Net asset value, end of period	$77.35	$69.82	$53.76
Total Return(c):	12.22%	31.43%	7.64%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,111	$14,662	$11,289
Average net assets (000)	$16,834	$12,721	$10,586
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.68%	0.71%	0.75	%(e)
Expenses before waivers and/or expense reimbursement	0.75%	0.75%	0.75	%(e)
Net investment income (loss)	1.43%	1.39%	1.56	%(e)
Portfolio turnover rate(f)	56%	36%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities ETF

Schedule of Investments

as of August 31, 2025

Description	Shares	Value

LONG-TERM INVESTMENTS 95.8%

COMMON STOCKS 94.4%

Belgium 2.5%

UCB SA	2,856	$667,746

Brazil 7.7%

MercadoLibre, Inc.*	613	1,515,894
NU Holdings Ltd. (Class A Stock)*	39,815	589,262

		2,105,156

Canada 7.2%

Constellation Software, Inc.	208	689,169
Shopify, Inc. (Class A Stock)*	8,977	1,268,271

		1,957,440

China 5.2%

BYD Co. Ltd. (Class H Stock)	36,817	540,295
Xiaomi Corp. (Class B Stock), 144A*	130,352	883,728

		1,424,023

France 13.0%

EssilorLuxottica SA	1,281	389,947
Hermes International SCA	341	834,176
L’Oreal SA	1,722	801,598
Safran SA	4,570	1,523,203

		3,548,924

Germany 11.1%

Rheinmetall AG	705	1,393,466
SAP SE, ADR	3,663	996,922
Siemens Energy AG*	5,813	616,954

		3,007,342

India 2.2%

Eternal Ltd.*	171,273	609,490

Italy 4.7%

Ferrari NV	1,639	782,147
Moncler SpA	8,626	501,248

		1,283,395

Japan 4.5%

Keyence Corp.	773	298,669
Nintendo Co. Ltd.	10,241	927,548

		1,226,217

Netherlands 4.4%

Adyen NV, 144A*	300	503,432
Argenx SE, ADR*	964	686,561

		1,189,993

New Zealand 1.9%

Xero Ltd.*	4,835	517,642

See Notes to Financial Statements.

PGIM Jennison International Opportunities ETF 31

PGIM Jennison International Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Singapore 4.5%

Sea Ltd., ADR*	6,587	$1,228,739

Spain 2.2%

Industria de Diseno Textil SA	12,154	600,041

Switzerland 5.8%

Cie Financiere Richemont SA (Class A Stock)	2,453	428,428
Galderma Group AG	4,590	800,805
On Holding AG (Class A Stock)*	7,737	348,784

		1,578,017

Taiwan 6.3%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,469	1,724,368

United Kingdom 3.7%

Compass Group PLC	29,419	998,840

United States 7.5%

CyberArk Software Ltd.*	1,273	577,000
Schneider Electric SE	1,102	270,803
Spotify Technology SA*	1,752	1,194,654

		2,042,457

TOTAL COMMON STOCKS (cost $22,247,517)		25,709,830

PREFERRED STOCK 1.4%

Germany
Sartorius AG (PRFC) (cost $380,513)	1,617	374,941

TOTAL LONG-TERM INVESTMENTS (cost $22,628,030)		26,084,771

SHORT-TERM INVESTMENT 4.2%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $1,138,907)(wb)	1,138,907	1,138,907

TOTAL INVESTMENTS 100.0% (cost $23,766,937)		27,223,678
Other assets in excess of liabilities 0.0%		4,094

NET ASSETS 100.0%		$27,227,772

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Jennison International Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2025

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Belgium	$667,746	$—	$—
Brazil	2,105,156	—	—
Canada	1,957,440	—	—
China	1,424,023	—	—
France	3,548,924	—	—
Germany	3,007,342	—	—
India	609,490	—	—
Italy	1,283,395	—	—
Japan	1,226,217	—	—
Netherlands	1,189,993	—	—
New Zealand	517,642	—	—
Singapore	1,228,739	—	—
Spain	600,041	—	—
Switzerland	1,578,017	—	—
Taiwan	1,724,368	—	—
United Kingdom	998,840	—	—
United States	2,042,457	—	—
Preferred Stock
Germany	374,941	—	—
Short-Term Investment
Affiliated Mutual Fund	1,138,907	—	—

Total	$27,223,678	$—	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

Aerospace & Defense	10.7%
Software	10.2
Broadline Retail	10.1
Entertainment	7.8
Textiles, Apparel & Luxury Goods	7.8
Semiconductors & Semiconductor Equipment	6.3
Hotels, Restaurants & Leisure	5.9
Pharmaceuticals	5.4
Automobiles	4.9
IT Services	4.7
Affiliated Mutual Fund	4.2
Electrical Equipment	3.3
Technology Hardware, Storage & Peripherals	3.2
Personal Care Products	2.9

Biotechnology	2.5%
Specialty Retail	2.2
Banks	2.1
Financial Services	1.9
Health Care Equipment & Supplies	1.4
Life Sciences Tools & Services	1.4
Electronic Equipment, Instruments & Components	1.1

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Jennison International Opportunities ETF 33

PGIM Jennison International Opportunities ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $22,628,030)	$26,084,771
Affiliated investments (cost $1,138,907)	1,138,907
Foreign currency, at value (cost $52)	54
Tax reclaim receivable	12,012
Dividends receivable	9,583

Total Assets	27,245,327

Liabilities

Management fee payable	17,555

Net Assets	$27,227,772

Net assets were comprised of:
Common stock, at par	$440
Paid-in capital in excess of par	24,765,419
Total distributable earnings (loss)	2,461,913

Net assets, August 31, 2025	$27,227,772

Net asset value, offering price and redemption price per share. ($27,227,772 ÷ 440,000 shares of common stock issued and outstanding)	$61.88

See Notes to Financial Statements.

PGIM Jennison International Opportunities ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $17,640 foreign withholding tax)	$107,747
Affiliated dividend income	18,666

Total income	126,413

Expenses
Management fee	132,023
Less: Fee waiver and/or expense reimbursement	(14,140)

Net expenses	117,883

Net investment income (loss)	8,530

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(672,048)
In-kind redemptions	424,718
Foreign currency transactions	(4,498)

(251,828)

Net change in unrealized appreciation (depreciation) on:
Investments	1,430,260
Foreign currencies	687

1,430,947

Net gain (loss) on investment and foreign currency transactions	1,179,119

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,187,649

See Notes to Financial Statements.

PGIM Jennison International Opportunities ETF 35

PGIM Jennison International Opportunities ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2025	December 14, 2023* through August 31, 2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,530	$30,824
Net realized gain (loss) on investment transactions and foreign currencies	(251,828)	(332,449)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,430,947	2,026,586

Net increase (decrease) in net assets resulting from operations	1,187,649	1,724,961

Dividends and Distributions
Distributions from distributable earnings	(27,250)	—

Fund share transactions
Net proceeds from shares sold (0 and 200,000 shares, respectively)	—	10,015,000
Shares sold in-kind (240,000 and 30,000 shares, respectively)	14,379,515	1,609,596
Shares redeemed in-kind (30,000 and 0 shares, respectively)	(1,661,699)	—

Net increase (decrease) in net assets from Fund share transactions	12,717,816	11,624,596

Total increase (decrease)	13,878,215	13,349,557

Net Assets:

Beginning of period	13,349,557	—

End of period	$27,227,772	$13,349,557

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Jennison International Opportunities ETF

Financial Highlights

	Year Ended August 31, 2025	December 14, 2023(a) through August 31, 2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$58.04	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.92	7.90
Total from investment operations	3.95	8.04
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	-
Net asset value, end of period	$61.88	$58.04
Total Return(c):	6.85%	16.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27,228	$13,350
Average net assets (000)	$14,669	$11,545
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.83	%(e)
Expenses before waivers and/or expense reimbursement	0.90%	0.90	%(e)
Net investment income (loss)	0.06%	0.37	%(e)
Portfolio turnover rate(f)	89%	36%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities ETF 37

PGIM Portfolio Ballast ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 83.1%

U.S. TREASURY OBLIGATIONS 54.1%
U.S. Treasury Bonds	4.125%	08/15/44	1,500	$1,362,656
U.S. Treasury Notes	3.625	09/30/31	10,000	9,888,281
U.S. Treasury Notes	3.875	08/15/34	2,000	1,960,938
U.S. Treasury Notes	4.125	10/31/26	7,800	7,824,984
U.S. Treasury Notes	4.125	10/31/29	16,000	16,291,250

TOTAL U.S. TREASURY OBLIGATIONS (cost $36,989,162)				37,328,109

			Shares

UNAFFILIATED EXCHANGE-TRADED FUNDS 5.7%
iShares Core S&P 500 ETF			3,100	2,009,792
Vanguard S&P 500 ETF			3,200	1,897,856

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $3,764,448)				3,907,648

OPTIONS PURCHASED*~ 23.3% (cost $9,638,924)				16,062,997

TOTAL LONG-TERM INVESTMENTS (cost $50,392,534)				57,298,754

SHORT-TERM INVESTMENTS 19.1%

AFFILIATED MUTUAL FUND 7.9%
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $5,483,429)(wb)			5,483,429	5,483,429

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) 11.2%
U.S. Treasury Bills	4.108%	12/02/25	2,000	1,979,700
U.S. Treasury Bills	4.313	09/02/25	2,000	1,999,068
U.S. Treasury Bills	4.343	11/04/25	3,750	3,723,201

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,701,145)				7,701,969

TOTAL SHORT-TERM INVESTMENTS (cost $13,184,574)				13,185,398

TOTAL INVESTMENTS 102.2% (cost $63,577,108)				70,484,152
Liabilities in excess of other assets(z) (2.2)%				(1,495,910)

NET ASSETS 100.0%				$68,988,242

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF

Schedule of Investments (continued)

as of August 31, 2025

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
SPDR S&P 500 ETF Trust	Call	02/08/29	$500.00	450	45	$9,682,026
SPDR S&P 500 ETF Trust	Call	06/18/29	$545.00	335	34	6,380,971

Total Options Purchased (cost $ 9,638,924)						$16,062,997

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
U.S. Treasury Obligations	$—	$37,328,109	$—
Unaffiliated Exchange-Traded Funds	3,907,648	—	—
Options Purchased	—	16,062,997	—

Short-Term Investments
Affiliated Mutual Fund	5,483,429	—	—
U.S. Treasury Obligations	—	7,701,969	—

Total	$9,391,077	$61,093,075	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

U.S. Treasury Obligations	65.3%
Options Purchased	23.3
Affiliated Mutual Fund	7.9
Unaffiliated Exchange-Traded Funds	5.7

102.2
Liabilities in excess of other assets	(2.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of August 31, 2025, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$16,062,997*	—	$—

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 39

PGIM Portfolio Ballast ETF

Schedule of Investments (continued)

as of August 31, 2025

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written(2)	Futures
Equity contracts	$7,185	$2,410	$698,415
Interest rate contracts	—	—	(550,150)

Total	$7,185	$2,410	$148,265

(1)	Included in net realized gain (loss) on investment transactions and net realized gain (loss) on in-kind redemptions in the Statement of Operations.
(2)	Included in net realized gain (loss) on Options written transactions and net realized gain (loss) on in-kind redemptions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Futures
Equity contracts	$4,677,801	$(58,730)
Interest rate contracts	—	109,631

Total	$4,677,801	$50,901

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Purchased (1)	$8,905,424
Futures Contracts - Long Positions (2)	5,574,909
Futures Contracts - Short Positions (2)	954,120

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Cost.
(2)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $58,093,679)	$65,000,723
Affiliated investments (cost $5,483,429)	5,483,429
Dividends and interest receivable	509,963

Total Assets	70,994,115

Liabilities

Payable for investments purchased	1,979,725

Management fee payable	26,148

Total Liabilities	2,005,873

Net Assets	$68,988,242

Net assets were comprised of:
Common stock, at par	$2,280
Paid-in capital in excess of par	60,939,842
Total distributable earnings (loss)	8,046,120

Net assets, August 31, 2025	$68,988,242

Net asset value, offering price and redemption price per share, ($68,988,242 ÷ 2,280,000 shares of common stock issued and outstanding)	$30.26

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 41

PGIM Portfolio Ballast ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$1,378,468
Affiliated dividend income	334,284
Unaffiliated dividend income	23,720

Total income	1,736,472

Expenses
Management fee	242,285
Less: Fee waiver and/or expense reimbursement	(11,072)

Net expenses	231,213

Net investment income (loss)	1,505,259

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(367,597)
Futures transactions	148,265
In-kind redemptions	9,599

(209,733)

Net change in unrealized appreciation (depreciation) on:
Investments	5,114,879
Futures	50,901

5,165,780

Net gain (loss) on investment transactions	4,956,047

Net Increase (Decrease) In Net Assets Resulting From Operations	$6,461,306

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,505,259	$1,146,658
Net realized gain (loss) on investment transactions	(209,733)	3,900,952
Net change in unrealized appreciation (depreciation) on investments	5,165,780	34,853

Net increase (decrease) in net assets resulting from operations	6,461,306	5,082,463

Dividends and Distributions
Distributions from distributable earnings	(3,139,009)	(2,117,128)

Fund share transactions
Net proceeds from shares sold (760,000 and 580,000 shares, respectively)	21,204,783	16,446,772
Shares redeemed in-kind (80,000 and 0 shares, respectively)	(2,159,256)	—
Cost of shares purchased (0 and 40,000 shares, respectively)	—	(1,107,614)

Net increase (decrease) in net assets from Fund share transactions	19,045,527	15,339,158

Total increase (decrease)	22,367,824	18,304,493

Net Assets:

Beginning of year	46,620,418	28,315,925

End of year	$68,988,242	$46,620,418

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 43

PGIM Portfolio Ballast ETF

Financial Highlights

	Year Ended August 31,		December 12, 2022(a) through August 31, 2023
	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$29.14	$26.71	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.81	1.00	0.61
Net realized and unrealized gain (loss) on investment transactions	2.25	3.47	1.14
Total from investment operations	3.06	4.47	1.75
Less Dividends and Distributions:
Dividends from net investment income	(0.61)	(0.90)	(0.04)
Distributions from net realized gains	(1.33)	(1.14)	-
Total dividends and distributions	(1.94)	(2.04)	(0.04)
Net asset value, end of period	$30.26	$29.14	$26.71
Total Return(c):	10.90%	17.67%	7.02%

Ratios/Supplemental Data:
Net assets, end of period (000)	$68,988	$46,620	$28,316
Average net assets (000)	$53,839	$31,298	$26,311
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.43%	0.43%	0.45	%(e)
Expenses before waivers and/or expense reimbursement	0.45%	0.45%	0.45	%(e)
Net investment income (loss)	2.80%	3.66%	3.36	%(e)
Portfolio turnover rate(f)	20%	127%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the following series of the RIC: PGIM Jennison Better Future ETF, PGIM Jennison Focused Growth ETF, PGIM Jennison Focused Mid-Cap ETF, PGIM Jennison Focused Value ETF, PGIM Jennison International Opportunities ETF and PGIM Portfolio Ballast ETF (each a “Fund” and collectively, the “Funds”). PGIM Jennison Focused Value ETF and PGIM Jennison Focused Mid-Cap ETF are diversified funds for purposes of the 1940 Act, and PGIM Jennison Better Future ETF, PGIM Jennison Focused Growth ETF, PGIM Jennison International Opportunities ETF and PGIM Portfolio Ballast ETF are non-diversified funds for purposes of the 1940 Act. Each Fund operates as an exchange-traded fund.

The Funds have the following investment objectives:

Fund	Investment Objective(s)
PGIM Jennison Better Future ETF (“Jennison Better Future”)	Long-term growth of capital.
PGIM Jennison Focused Growth ETF (“Jennison Focused Growth”)	Long-term growth of capital.
PGIM Jennison Focused Mid-Cap ETF (“Jennison Focused Mid-Cap”)	Long-term growth of capital.
PGIM Jennison Focused Value ETF (“Jennison Focused Value”)	Long-term growth of capital.
PGIM Jennison International Opportunities ETF (“Jennison International Opportunities”)	Long-term growth of capital.
PGIM Portfolio Ballast ETF (“Portfolio Ballast”)	Long-term capital growth with reduced volatility compared to the equity market.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Funds’ financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Funds’ subadviser.

The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation

Notes to Financial Statements  (continued)

and designated PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Options: Certain Funds purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Funds may also use options to gain additional market exposure. The Funds’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Funds invested in financial futures contracts in order to gain exposure to equities and fixed income. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Notes to Financial Statements  (continued)

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Pursuant to management agreements with the RIC on behalf of the Funds (the Management Agreements), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser. The Manager has engaged the firms referenced in the below table as subadvisers for their respective Funds. The Manager pays for the services of the subadviser.

Fund	Subadviser(s)

Jennison Better Future	Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.)

Jennison Focused Growth	Jennison

Jennison Focused Mid-Cap	Jennison

Jennison Focused Value	Jennison

Jennison International Opportunities	Jennison

Portfolio Ballast	PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”)(a wholly-owned subsidiary of PGIM, Inc.)

Pursuant to the Management Agreement relating to each Fund, there is a unitary fee structure for each fund whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to each Fund Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. The Manager has voluntarily agreed to reduce a portion of the Funds’ respective unitary management fees through December 31, 2025, which are disclosed on the Statement of Operations. Any such management fee reduction will not be subject to recoupment by the Manager.

Fund	Unitary Fee Rate

Jennison Better Future	0.59%

Jennison Focused Growth	0.75%

Jennison Focused Mid-Cap	0.49%

Jennison Focused Value	0.75%

Jennison International Opportunities	0.90%

Portfolio Ballast	0.45%

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PIMS, Jennison, and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial,

Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2025, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended August 31, 2025, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

Jennison Better Future	$22,553,267	$23,612,175

Jennison Focused Growth	42,113,170	42,257,504

Jennison Focused Mid-Cap	13,242,772	13,170,603

Jennison Focused Value	8,983,597	9,293,377

Jennison International Opportunities	12,735,151	12,175,333

Portfolio Ballast	8,664,455	2,976,499

The aggregate cost of purchases and proceeds from sales of in-kind creation and redemption transactions for the year ended August 31, 2025, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

Jennison Better Future	$7,627,616	$12,622,721

Jennison Focused Growth	38,097,714	31,991,838

Jennison Focused Mid-Cap	6,294,612	3,865,104

Jennison Focused Value	8,404,122	4,687,350

Jennison International Opportunities	12,662,242	1,448,859

Portfolio Ballast	—	332,745

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2025, is presented as follows:

Jennison Better Future

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)

$159,358	$8,516,325	$8,022,392	$—	$—	$653,291	653,291	$33,057	$—

Notes to Financial Statements  (continued)

Jennison Focused Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)

$818,889	$10,188,712	$10,539,315	$—	$—	$468,286	468,286	$70,618	$—

Jennison Focused Mid-Cap

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)

$376,818	$1,639,046	$1,857,865	$—	$—	$157,999	157,999	$12,964	$—

Jennison Focused Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)

$471,884	$2,250,395	$2,103,959	$—	$—	$618,320	618,320	$22,267	$—

Jennison International Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)

$222,940	$5,391,034	$4,475,067	$—	$—	$1,138,907	1,138,907	$18,666	$—

Portfolio Ballast

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)

$3,069,452	$42,127,428	$39,713,451	$—	$—	$5,483,429	5,483,429	$334,284	$—

(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

For the year ended August 31, 2025, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

Jennison Better Future (a)	$(2,385,861)	$2,385,861

Jennison Focused Growth (a)(b)	(14,814,151)	14,814,151

Jennison Focused Mid-Cap (a)	(871,825)	871,825

Jennison Focused Value (a)	(1,702,727)	1,702,727

Jennison International Opportunities (a)	(423,447)	423,447

Portfolio Ballast (a)	(9,599)	9,599

(a)	Redemptions In Kind Adjustments
(b)	Net Operating Loss

For the year ended August 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Jennison Better Future	$26,177	$—	$—	$26,177

Jennison Focused Growth	—	—	—	—

Jennison Focused Mid-Cap	110,734	—	—	110,734

Jennison Focused Value	193,271	—	—	193,271

Jennison International Opportunities	27,250	—	—	27,250

Portfolio Ballast	2,010,712	1,128,297	—	3,139,009

For the year or period ended August 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Jennison Better Future	$—	$—	$—	$—

Jennison Focused Growth	—	—	—	—

Jennison Focused Mid-Cap	—	—	—	—

Jennison Focused Value	144,291	—	—	144,291

Jennison International Opportunities	—	—	—	—

Portfolio Ballast	1,409,741	707,387	—	2,117,128

For the year ended August 31, 2025, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

Jennison Better Future	$24,882	$—

Jennison Focused Growth	—	—

Jennison Focused Mid-Cap	55,600	—

Jennison Focused Value	186,860	—

Jennison International Opportunities	1,571	—

Portfolio Ballast	1,316,005	—

The United States federal income tax basis of the investments and the net unrealized appreciation (depreciation) as of August 31, 2025 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Jennison Better Future	$9,252,404	$1,343,909	$(249,446)	$1,094,463

Jennison Focused Growth	85,988,328	37,368,089	(1,579,788)	35,788,301

Jennison Focused Mid-Cap	13,210,840	2,406,966	(432,324)	1,974,642

Jennison Focused Value	16,367,360	3,802,591	(87,558)	3,715,033

Jennison International Opportunities	23,807,281	9,530,852	(6,114,455)	3,416,397

Portfolio Ballast	63,585,597	6,963,157	(64,602)	6,898,555

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

Notes to Financial Statements  (continued)

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of August 31, 2025 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
Jennison Better Future	$2,193,000	$—
Jennison Focused Growth	4,337,000	—
Jennison Focused Mid-Cap	794,000	—
Jennison Focused Value	481,000	—
Jennison International Opportunities	957,000	—
Portfolio Ballast	168,000	—

The Fund indicated below elected to treat the below approximated losses as having been incurred in the following fiscal year (August 31, 2026).

Fund	Qualified Late-Year Losses	Post-October Capital Losses
Jennison Better Future	$—	$—
Jennison Focused Growth	263,000	—
Jennison Focused Mid-Cap	—	—
Jennison Focused Value	—	—
Jennison International Opportunities	—	—
Portfolio Ballast	—	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended August 31, 2025 are subject to such review.

7.	Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. except for the Jennison Better Future, Jennison Focused Mid-Cap and Portfolio Ballast which list their shares on the Cboe BZX Exchange, Inc. (together with NYSE Arca, Inc., the “Exchanges”), and because the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the “redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”. A Creation Unit consists of 10,000 shares of each Fund except for the Portfolio Ballast, which consists of 20,000 shares.

Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. These fees, if charged, are paid to the Custodian to offset costs associated with processing creation and redemption transactions. Authorized Participants transacting in creation units for cash may pay an additional variable fee to compensate the Funds for transaction costs and market impact expenses relating to purchases or sales of portfolio securities. Such variable fees, if any, are included in “Net proceeds from shares sold” and/or “Cost of shares purchased”, as applicable, in the Statements of Changes in Net Assets.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2025, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of each Fund as follows:

Fund	Number of Shares	Percentage of Outstanding Shares

Jennison Better Future	125,000	73.5%

Jennison Focused Growth	7	—

Jennison Focused Mid-Cap	200,000	80.0

Jennison Focused Value	195,000	75.0

Jennison International Opportunities	132,000	30.0

Portfolio Ballast	987,500	43.3

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares

Affiliated:

Jennison Better Future	1	73.5%

Jennison Focused Growth	—	—

Jennison Focused Mid-Cap	1	80.0

Jennison Focused Value	1	75.0

Jennison International Opportunities	1	30.0

Portfolio Ballast	1	43.3

Unaffiliated:

Jennison Better Future	2	13.5

Jennison Focused Growth	2	93.5

Jennison Focused Mid-Cap	1	15.7

Jennison Focused Value	1	21.5

Jennison International Opportunities	3	62.2

Portfolio Ballast	2	51.5

The Funds may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2025, the Funds had subscriptions in-kind and/or redemptions in-kind with total proceeds in the amounts presented on the Statements of Changes in Net Assets.

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA*	Prior SCA**
Term of Commitment	9/27/2024 – 9/25/2025	9/29/2023 – 9/26/2024
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

*	The Current SCA only includes Portfolio Ballast.
**	The Prior SCA did not include Jennison Better Future, Jennison Focused Mid-Cap and Jennison International Opportunities.

Subsequent to the reporting period end, the SCA has been renewed and effective September 26, 2025 will provide a commitment of $1,200,000,000 through September 24, 2026. The commitment fee allocated to the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Notes to Financial Statements  (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds did not utilize the SCA during the year ended August 31, 2025.

9.	Risks of Investing in the Funds

Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	Jennison Better Future	Jennison Focused Growth	Jennison Focused Mid-Cap	Jennison Focused Value	Jennison International Opportunities	Portfolio Ballast

Active Trading	–	–	X	–	–	X

Authorized Participant Concentration	X	X	X	X	X	X

Blend Style	–	–	X	–	–	–

Cash Transactions	X	X	X	X	X	–

Country	X	–	–	–	X	–

Currency	X	–	–	–	X	–

Convertible Securities	–	X	–	–	–	–

Debt Obligations	–	–	–	–	–	X

Derivatives	–	–	–	–	–	X

Economic and Market Events	X	X	X	X	X	X

Emerging Markets	X	–	–	–	X	–

Equity and Equity-Related Securities	X	X	X	X	X	X

ETF Shares Trading	X	X	X	X	X	X

Foreign Securities	X	X	X	X	X	–

Futures and Forward Contracts	–	–	–	–	–	X

Geographic Concentration	X	–	–	–	X	–

Growth Style	X	X	–	–	X	–

Initial Public Offerings	–	X	X	–	–	–

Investment in China	–	–	–	–	X	–

Investment Program	–	–	–	–	–	X

Large Capitalization Company	–	X	–	X	–	–

Large Shareholder and Large Scale Redemption	X	X	X	X	X	X

Liquidity	–	–	–	–	X	–

Management	X	X	X	X	X	X

Market Capitalization	X	–	–	–	X	–

Market Disruption and Geopolitical	X	X	X	X	X	X

Market	X	X	X	X	X	X

Medium Capitalization (Mid-Cap) Company	–	–	X	–	–	–

Methodology	X	–	–	–	–	–

Model Design	–	–	–	–	–	X

Model Implementation	–	–	–	–	–	X

New/Small Fund	X	X	X	X	X	X

Non-Diversified Investment Company	X	X	–	–	X	X

Preferred Securities	–	X	–	–	–	–

Real Estate Investment Trust	X	–	–	–	–	–

Sector Exposure	X	X	X	X	X	–

U.S. Government and Agency Securities	–	–	–	–	–	X

Value Style	–	–	–	X	–	–

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in “How to Buy and Sell Shares” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Cash Transactions Risk: Unlike ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an “in-kind” transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on its subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to

Notes to Financial Statements  (continued)

the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk: Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings.

Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume or market liquidity decreases, or if the spread on the Fund’s underlying securities increases.

No Guarantee of Active Trading Market Risk. While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other ETFs.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued in recent years prohibit the Fund from investing in certain companies and/or certain sectors. The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about

Notes to Financial Statements  (continued)

the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Investment Program Risk: In pursuing its investment program, the Fund seeks to reduce volatility over a full market cycle, including by limiting Fund losses relative to the broader market. The subadviser may not be successful in limiting volatility and there is a risk that the Fund will experience losses consistent with, or greater than, the equity market during a market downturn. In addition, the Fund’s strategy of using options to capture market upside will limit the returns of the Fund during periods in which the market is rising, particularly during periods of rapid appreciation, and the Fund may not experience investment gains comparable to the broader market. The Fund may not be able to enter into, or close out, options transactions at times or in quantities the subadviser believes necessary to accomplish the Fund’s investment strategy. Because the Fund’s strategy to limit volatility involves buying and selling options on one or more broad market indexes or financial instruments that seek to replicate or approximate the return of such an index, the Fund will incur additional costs in the form of options premiums that an investor would not incur investing directly in the securities of an index or in a fund that tracks the index directly, which costs will reduce the Fund’s returns. In addition, the Fund will forgo the opportunity to benefit fully from potential increases in value if the value of the instrument underlying an option rises above its strike price. Moreover, if the strike price of a purchased option is higher than the value of the underlying instrument at expiration, the option will expire worthless and the Fund will lose the premium paid for the option without a corresponding benefit.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Methodology Risk: Because the subadviser utilizes exclusionary tools in its methodology, this may result in the Fund forgoing opportunities to make certain investments when it might otherwise be advantageous to do so, or sell investments based on its methodology criteria when it might be otherwise disadvantageous for it to do so. Due to the exclusionary tools, the subadviser may be less inclined or unable to invest in issuers that provide positive financial returns. There is no guarantee that the subadviser’s exclusionary tools will enhance the quality of asset allocation or portfolio construction. In evaluating an issuer, the subadviser is dependent upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the subadviser to incorrectly assess an issuer’s business practices. The subadviser’s analysis is also based on a company’s disclosures or forward-looking statements of intent that are not necessarily fact-based or objectively measurable.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

New/Small Fund Risk: The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing

Notes to Financial Statements  (continued)

concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Preferred Securities Risk: Preferred securities can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. A redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred security holders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred securities may be less attractive and the price of preferred securities may decline. Preferred securities usually do not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred securities to lose substantial value. Preferred securities also may have substantially lower trading volumes and less market depth than many other securities, such as common stock or U.S. Government securities.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Sector Exposure Risk: At times, the Fund may have a significant portion of its assets invested in the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example,securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Accounting Pronouncement and Regulatory Developments

In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – “Improvements to Income Taxes Disclosures”, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management is currently evaluating the impact and does not expect ASU to have a material impact on the financial statements.

11.	Subsequent Event

Each Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of August 31, 2025.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM Jennison Better Future ETF, PGIM Jennison Focused Growth ETF, PGIM Jennison Focused Mid-Cap ETF, PGIM Jennison Focused Value ETF, PGIM Jennison International Opportunities ETF and PGIM Portfolio Ballast ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PGIM Jennison Better Future ETF (1)

PGIM Jennison Focused Growth ETF (2)
PGIM Jennison Focused Mid-Cap ETF (1)
PGIM Jennison Focused Value ETF (2)
PGIM Jennison International Opportunities ETF (1)
PGIM Portfolio Ballast ETF (2)

(1)

Statement of operations for the year ended August 31, 2025 and statement of changes in net assets for the year ended August 31, 2025 and for the period December 14, 2023 (commencement of operations) through August 31, 2024

(2)	Statement of operations for the year ended August 31, 2025 and statement of changes in net assets for the years ended August 31, 2025 and 2024

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

October 23, 2025

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

62

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies - None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies - None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies - Because the Manager has agreed in the Management Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, the Manager pays the compensation to each Independent Trustee for services to the Funds from the management fee. The management fee is included within the Statement of Operations of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

PGIM Jennison Focused Growth ETF

PGIM Jennison Focused Value ETF

PGIM Portfolio Ballast ETF

PGIM Jennison Focused Mid-Cap ETF

PGIM Jennison International Opportunities ETF

PGIM Jennison Better Future ETF

The Funds’ Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Focused Growth ETF, PGIM Jennison Focused Value ETF, PGIM Portfolio Ballast ETF, PGIM Jennison Focused Mid-Cap ETF, PGIM Jennison International Opportunities ETF and PGIM Jennison Better Future ETF (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) and Jennison Associates LLC (“Jennison”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2 and 11-12, 2025 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2026, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Quantitative Solutions and Jennison. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as applicable, its affiliates, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to management agreements with each Fund, and between PGIM Investments and each of PGIM Quantitative Solutions and Jennison, as applicable, which serve as the Funds’ subadvisers pursuant to the terms of their respective subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

[1]	Each of the Funds is a series of PGIM ETF Trust.

Approval of Advisory Agreements  (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIM Quantitative Solutions and Jennison. The Board noted that PGIM Quantitative Solutions and Jennison are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser(s) for each Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to each Fund, such as PGIM Investments’ role as administrator of each Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions and Jennison, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIM Quantitative Solutions and Jennison, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions and Jennison portfolio managers who are responsible for the day-to-day management of the portfolio for their respective Fund(s). The Board was provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Quantitative Solutions and Jennison. The Board also noted that it received favorable compliance reports from each Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Quantitative Solutions and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to each Fund by PGIM Quantitative Solutions and Jennison, as applicable, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions and Jennison under the management agreements and the subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Visit our website at pgim.com/investments

Other Benefits to PGIM Investments, PGIM Quantitative Solutions and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, Jennison and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with each Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions and Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of each Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, five- and ten-year periods, as applicable, ended December 31, 2024.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal period ended August 31, 2024. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The tables set forth net performance comparisons for each Fund (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

PGIM Jennison Focused Growth ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	2nd Quartile	N/A	N/A	N/A

Actual Management Fees: 4th Quartile

Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board noted that the Fund commenced operations on December 12, 2022 and that longer term performance was not available.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Focused Value ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	N/A	N/A	N/A

Actual Management Fees: 4th Quartile

Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund commenced operations on December 12, 2022 and that longer term performance was not available.

Approval of Advisory Agreements  (continued)

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Portfolio Ballast ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board noted that the Fund commenced operations on December 12, 2022 and that longer term performance was not available.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Focused Mid-Cap ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund commenced operations on December 14, 2023 and that longer term performance was not available.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison International Opportunities ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	2nd Quartile	N/A	N/A	N/A

Actual Management Fees: 4th Quartile

Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board noted that the Fund commenced operations on December 14, 2023 and that longer term performance was not available.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Better Future ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	2nd Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund commenced operations on December 14, 2023 and that longer term performance was not available.

Visit our website at pgim.com/investments

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

PGIM ETF TRUST

PGIM AAA CLO ETF

PGIM Active Aggregate Bond ETF

PGIM Active High Yield Bond ETF

PGIM Corporate Bond 0-5 Year ETF

PGIM Corporate Bond 5-10 Year ETF

PGIM Corporate Bond 10+ Year ETF

PGIM Floating Rate Income ETF

PGIM Municipal Income Opportunities ETF

PGIM Short Duration High Yield ETF

PGIM Short Duration Multi-Sector Bond ETF

PGIM Total Return Bond ETF

PGIM Ultra Short Bond ETF

PGIM Ultra Short Municipal Bond ETF

FINANCIAL STATEMENTS AND OTHER INFORMATION

AUGUST 31, 2025

Table of Contents	Financial Statements and Other Information	August 31, 2025

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Other Information - Form N-CSR Items 8-11

Glossary

The following abbreviations are used in the Funds’ descriptions:

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ACE—Alternative Computation of Earnings

AGM—Assured Guaranty Municipal Corp.

AMT—Alternative Minimum Tax

BABs—Build America Bonds

BAM—Build America Mutual

BANS—Bond Anticipation Notes

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BNY—Bank of New York Mellon

BOA—Bank of America, N.A.

CABS—Capital Appreciation Bonds

CACI—Credit Agricole Corporate and Investment Bank SA

CDD—Community Development District

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CMS—Constant Maturity Swap

CPI—Consumer Price Index

CVR—Contingent Value Rights

DAC—Designated Activity Company

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

1

Glossary (continued)

FRDD—Floating Rate Daily Demand Note

GMTN—Global Medium Term Note

GO—General Obligation

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

iBoxx—Bond Market Indices

IDB—Industrial Development Bond

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co. International PLC

MTN—Medium Term Note

N/A—Not Applicable

OTC—Over-the-counter

PCR—Pollution Control Revenue

PIK—Payment-in-Kind

PSFG—Permanent School Fund Guarantee

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

Rfdg—Refunding

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

UMBS—Uniform Mortgage-Backed Securities

USOIS—United States Overnight Index Swap

2

PGIM AAA CLO ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.1%

ASSET-BACKED SECURITIES

Collateralized Loan Obligations

AGL CLO Ltd. (Cayman Islands),
Series 2020-05A, Class A1RR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.525%(c)	07/20/34	18,250	$18,290,887
Series 2021-13A, Class A1R, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.373(c)	10/20/34	25,000	25,062,500
Series 2022-19A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.620(c)	07/21/38	25,000	25,065,657
Series 2022-20A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.695(c)	10/20/37	6,800	6,828,157
Series 2022-21A, Class A1R, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.685(c)	10/21/37	25,000	25,108,272
Series 2022-22A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.515(c)	01/20/37	15,000	15,046,129
Series 2023-24A, Class A1R, 144A, 3 Month SOFR + 1.470% (Cap N/A, Floor 1.470%)	5.789(c)	03/31/38	19,600	19,718,815
Series 2024-30RA, Class A1, 144A, 3 Month SOFR + 1.530% (Cap N/A, Floor 1.530%)	5.855(c)	04/21/37	20,000	20,081,474
Series 2024-37A, Class A1, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	5.572(c)	04/22/38	15,000	15,033,841
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.460% (Cap N/A, Floor 1.460%)	5.785(c)	07/20/37	15,000	15,071,230
Series 2021-15A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	5.737(c)	01/20/35	537	538,246
AIMCO CLO Ltd. (United Kingdom),
Series 2022-18A, Class A1LR, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.685(c)	07/20/37	15,000	15,053,358
AIMCO CLO Ltd. (Cayman Islands),
Series 2021-16A, Class AR, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.722(c)	07/17/37	5,185	5,205,783
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR3, 144A, 3 Month SOFR + 1.560% (Cap N/A, Floor 1.560%)	5.874(c)	04/28/37	11,095	11,143,097
Series 2022-24A, Class A1R, 144A, 3 Month SOFR + 1.430% (Cap N/A, Floor 1.430%)	5.748(c)	07/15/37	25,000	25,104,890
Series 2023-26A, Class A1R, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.805(c)	03/19/38	20,000	20,108,658
Series 2024-30A, Class A1, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.625(c)	01/20/37	10,000	10,041,267
Apidos CLO (Cayman Islands),
Series 2013-12A, Class ARR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	5.398(c)	04/15/31	337	337,067
Series 2024-50A, Class A1, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.665(c)	01/20/38	39,527	39,685,104
Apidos CLO,
Series 2018-18A, Class A1R2, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.662(c)	01/22/38	8,450	8,483,252
ARES CLO Ltd. (Cayman Islands),
Series 2017-44A, Class A1RR, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	5.424(c)	04/15/34	33,000	33,053,503
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2019-14A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	5.747(c)	07/20/32	323	323,757
Series 2019-15A, Class A1R, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	5.539(c)	10/23/32	1,589	1,591,312
Series 2019-15A, Class A2R, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.069(c)	10/23/32	2,000	2,002,071
Series 2021-17A, Class AR, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	5.385(c)	10/20/34	40,000	40,016,276
Series 2024-24A, Class A1, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.745(c)	01/20/38	10,000	10,040,269
Atlas Senior Loan Fund Ltd. (United Kingdom),
Series 2024-23A, Class A1, 144A, 3 Month SOFR + 1.530% (Cap N/A, Floor 1.530%)	5.855(c)	07/20/37	5,250	5,272,124
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.068(c)	07/15/30	266	266,370
Bain Capital Credit CLO (Cayman Islands),
Series 2019-01A, Class AR2, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	5.555(c)	04/19/34	13,770	13,777,949
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2020-04A, Class A1R, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.075(c)	10/20/36	25,000	25,025,000
Series 2021-04A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.525(c)	10/20/34	6,000	6,013,198
Series 2021-06A, Class A1R, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	5.415(c)	10/21/34	13,175	13,197,399
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.649(c)	04/18/35	7,500	7,514,692
Series 2024-03A, Class A1, 144A, 3 Month SOFR + 1.480% (Cap N/A, Floor 1.480%)	5.798(c)	07/16/37	6,400	6,430,588
Bain Capital Credit CLO Ltd. (United Kingdom),
Series 2022-04A, Class A1R, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.698(c)	10/16/37	10,000	10,038,829
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.615(c)	10/20/35	43,210	43,313,704
Series 2024-02A, Class A1, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.655(c)	01/20/38	11,000	11,041,455
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	5.597(c)	10/20/31	3,898	3,903,601
Series 2020-14A, Class A1AR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.705(c)	07/20/37	11,210	11,251,657
Barings CLO Ltd.,
Series 2025-03A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.600(c)	03/31/38	40,000	40,180,000

See Notes to Financial Statements.

PGIM Fixed Income ETFs 3

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Barings CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	5.729%(c)	07/15/34	15,000	$15,026,340
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)	6.375(c)	10/20/35	1,000	1,003,963
Series 2024-03A, Class A1, 144A, 3 Month SOFR + 1.620% (Cap N/A, Floor 1.620%)	5.945(c)	04/20/37	1,000	1,004,333
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.750(c)	01/25/35	4,955	4,961,883
Series 2017-11A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	5.730(c)	04/24/34	2,750	2,751,375
Series 2019-14A, Class AR, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	5.777(c)	01/20/35	2,500	2,503,819
Series 2019-16A, Class A1R2, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.725(c)	01/20/38	10,000	10,041,098
Series 2020-18A, Class ARR, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	5.463(c)	10/15/36	18,750	18,781,581
Series 2021-17A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.625(c)	03/09/34	2,000	2,001,365
Series 2021-21A, Class AR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	5.468(c)	07/15/34	15,000	15,026,262
Series 2022-23A, Class A1R, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.738(c)	10/15/37	6,500	6,525,622
Series 2025-29A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.681(c)	03/31/38	25,700	25,790,842
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2018-16A, Class A1R2, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.642(c)	01/17/38	6,500	6,522,616
Series 2024-37A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.668(c)	01/25/38	23,500	23,582,250
Birch Grove CLO Ltd. (Cayman Islands),
Series 2024-10A, Class A, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.722(c)	01/22/38	5,400	5,421,603
Series 2024-11A, Class A1, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.692(c)	01/22/38	5,500	5,519,786
BlueMountain CLO Ltd. (Cayman Islands),
Series 2019-24A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	5.687(c)	04/20/34	42,175	42,236,044
Series 2021-28A, Class A1R, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.718(c)	03/31/38	25,230	25,320,800
Series 2021-32A, Class AR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.418(c)	10/15/34	15,000	15,001,677
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.757(c)	07/20/34	16,865	16,892,561
Brookhaven Park CLO Ltd. (United Kingdom),
Series 2024-01A, Class A, 144A, 3 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.825(c)	04/19/37	765	768,365
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 0.000%)	5.649(c)	07/15/31	1,795	1,795,189
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.430% (Cap N/A, Floor 1.430%)	5.748(c)	07/15/37	5,000	5,020,974
Series 2022-01A, Class A, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.648(c)	04/15/35	5,000	5,010,907
Capital Four US CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)	5.801(c)	01/18/35	2,753	2,757,998
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.554(c)	04/17/31	211	210,807
Series 2015-04A, Class A1RR, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	5.545(c)	07/20/32	5,529	5,533,984
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1R2, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.725(c)	10/21/37	50,790	50,993,160
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	5.720(c)	01/25/35	22,060	22,109,114
Series 2021-03SA, Class A1, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 1.060%)	5.639(c)	04/15/34	16,800	16,819,209
Series 2021-05A, Class A1R, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.600(c)	03/31/38	25,000	25,109,800
Series 2021-06A, Class A1R, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.608(c)	01/15/38	40,000	40,153,972
Series 2022-03A, Class AR, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.875(c)	04/20/37	3,500	3,512,250
CarVal CLO Ltd. (United Kingdom),
Series 2022-02A, Class A1R, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.752(c)	10/22/37	21,500	21,586,000
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	5.765(c)	07/20/37	9,000	9,042,750
CarVal CLO Ltd. (Cayman Islands),
Series 2024-03A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.715(c)	10/20/37	30,030	30,132,258
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	5.767(c)	07/20/34	3,500	3,506,501
CIFC Funding Ltd.,
Series 2017-05A, Class AR, 144A, 3 Month SOFR + 1.410% (Cap N/A, Floor 1.410%)	5.732(c)	07/17/37	7,000	7,028,653
Series 2018-01A, Class A1R, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.649(c)	01/18/38	11,890	11,935,182
Series 2018-02A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.695(c)	10/20/37	5,000	5,020,733
Series 2019-05A, Class A1R1, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	5.719(c)	01/15/35	1,800	1,803,895
Series 2019-06A, Class A1R, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.768(c)	07/16/37	3,250	3,264,636
Series 2020-03A, Class A1R, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.392%)	5.717(c)	10/20/34	32,100	32,159,099

See Notes to Financial Statements.

4

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd., (cont’d.)
Series 2020-04A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.618%(c)	01/15/40	34,750	$34,865,683
Series 2021-04A, Class AR, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.679(c)	07/23/37	45,000	45,161,041
Series 2021-05A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	5.578(c)	01/15/38	5,000	5,016,048
Series 2021-07A, Class AR, 144A	— (p)	01/23/35	25,000	25,000,000
Series 2022-05A, Class A1R, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.838(c)	01/16/37	1,000	1,002,834
Series 2023-03A, Class A, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.925(c)	01/20/37	1,100	1,103,371
Series 2024-02A, Class A1, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.852(c)	04/22/37	1,000	1,004,026
Series 2025-03A, Class A1, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.679(c)	07/21/38	27,150	27,245,440
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class A1RR, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	5.489(c)	10/20/34	30,000	30,051,087
Series 2020-30A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.605(c)	01/20/34	10,000	10,012,420
Series 2022-32A, Class A1R, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.769(c)	07/24/34	4,880	4,890,154
Series 2024-33A, Class A1, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.925(c)	04/20/37	18,510	18,585,747
Series 2024-33A, Class AJ, 144A, 3 Month SOFR + 1.830% (Cap N/A, Floor 1.830%)	6.155(c)	04/20/37	3,000	3,008,590
Series 2024-34A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.718(c)	01/25/38	10,000	10,041,513
CQS US CLO Ltd. (Cayman Islands),
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.525(c)	01/20/35	32,000	32,072,960
CQS US CLO Ltd. (United Kingdom),
Series 2023-03A, Class A1, 144A, 3 Month SOFR + 1.890% (Cap N/A, Floor 1.890%)	6.208(c)	01/25/37	2,500	2,511,437
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	5.777(c)	07/20/34	250	250,494
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.665(c)	04/20/35	1,500	1,503,118
Series 2021-01A, Class A1A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.757(c)	07/20/34	6,000	6,009,887
Series 2022-04A, Class A1R, 144A, 3 Month SOFR + 1.610% (Cap N/A, Floor 1.610%)	5.935(c)	04/20/37	1,500	1,506,253
Series 2024-06A, Class A1, 144A, 3 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.818(c)	07/15/37	1,000	1,004,380
Danby Park CLO Ltd. (United Kingdom),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.685(c)	10/21/37	22,210	22,299,786
Diameter Capital CLO Ltd. (Cayman Islands),
Series 2024-07A, Class A1A, 144A, 3 Month SOFR + 1.480% (Cap N/A, Floor 1.480%)	5.805(c)	07/20/37	5,000	5,024,145
Elevation CLO Ltd. (Cayman Islands),
Series 2016-05A, Class A1RR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	01/25/38	1,000	1,003,575
Series 2020-11A, Class A1R, 144A, 3 Month SOFR + 1.470% (Cap N/A, Floor 1.470%)	5.788(c)	10/15/37	4,000	4,022,297
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1RR, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.845(c)	04/20/37	8,800	8,835,199
Series 2019-02A, Class A1RR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	10/20/37	30,000	30,195,000
Series 2019-03A, Class A1RR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.709(c)	07/18/37	27,800	27,905,896
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.875(c)	04/20/37	11,000	11,049,500
Series 2021-05A, Class AR, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.678(c)	10/15/37	10,325	10,366,321
Series 2022-07A, Class AR, 144A, 3 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.822(c)	01/17/37	20,000	20,086,918
Series 2023-03A, Class AR, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.642(c)	01/17/38	35,600	35,735,308
Series 2025-05A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.634(c)	03/31/38	20,000	20,080,984
Empower CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.715(c)	10/20/37	31,000	31,124,000
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.918(c)	04/25/37	16,250	16,319,326
Series 2025-01A, Class A, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.637(c)	07/20/38	55,200	55,390,153
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-25A, Class A1RR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	5.370(c)	04/25/36	40,400	40,400,000
Gallatin CLO Ltd. (Bermuda),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	6.420(c)	10/14/35	1,000	1,003,978
Series 2023-01A, Class AJ, 144A, 3 Month SOFR + 2.550% (Cap N/A, Floor 2.550%)	6.870(c)	10/14/35	1,000	1,002,415
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.480% (Cap N/A, Floor 1.480%)	5.805(c)	10/20/37	7,000	7,039,004
Generate CLO Ltd. (Cayman Islands),
Series 04A, Class ARR, 144A, 3 Month SOFR + 1.430% (Cap N/A, Floor 1.430%)	5.755(c)	07/20/37	8,000	8,031,224
Series 07A, Class A1R, 144A, 3 Month SOFR + 1.620% (Cap N/A, Floor 1.620%)	5.952(c)	04/22/37	2,685	2,696,456
Series 07A, Class A2R, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	6.332(c)	04/22/37	1,500	1,505,837
Series 2025-19A, Class A, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.565(c)	04/22/36	25,000	25,051,362
Series 2025-21A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.656(c)	07/25/38	5,000	5,009,819

See Notes to Financial Statements.

PGIM Fixed Income ETFs 5

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Generate CLO Ltd. (United Kingdom),
Series 2024-15A, Class A, 144A, 3 Month SOFR + 1.570% (Cap N/A, Floor 1.570%)	5.895%(c)	07/20/37	3,000	$3,015,540
Golub Capital Partners CLO Ltd. (United Kingdom),
Series 2023-66A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.768(c)	07/25/38	1,210	1,215,547
Series 2024-76A, Class A1, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	10/25/37	6,000	6,024,266
Golub Capital Partners CLO Ltd.,
Series 2022-62A, Class AR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	10/15/37	34,981	35,119,738
Greenacre Park CLO LLC,
Series 2021-02A, Class AR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.667(c)	07/20/37	14,300	14,349,692
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	5.605(c)	04/26/31	127	126,721
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	5.765(c)	10/20/31	274	274,623
Harmony-Peace Park CLO Ltd. (United Kingdom),
Series 2024-01A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	10/20/37	10,000	10,035,313
Harriman Park CLO Ltd. (Cayman Islands),
Series 2020-01A, Class ARR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.632(c)	07/20/38	29,000	29,104,055
Hayfin US Ltd. (Cayman Islands),
Series 2024-15A, Class A1, 144A, 3 Month SOFR + 1.640% (Cap N/A, Floor 1.640%)	5.954(c)	04/28/37	2,250	2,260,343
Highbridge Loan Management Ltd. (Cayman Islands),
Series 05A-2015, Class A1R3, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	5.378(c)	10/15/30	1,354	1,354,646
HPS Loan Management Ltd.,
Series 2025-26A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.599(c)	07/20/38	25,000	25,086,350
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R3, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	5.445(c)	04/20/34	10,000	10,014,671
ICG US CLO Ltd. (Cayman Islands),
Series 2020-01A, Class ARR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.425(c)	01/20/35	27,000	27,000,000
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	5.592(c)	04/17/34	2,624	2,626,546
Series 2024-R1A, Class A, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.738(c)	01/25/38	7,500	7,530,497
Jamestown CLO Ltd. (Cayman Islands),
Series 2016-09A, Class A1R3, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	5.436(c)	07/25/34	42,000	42,069,317
Series 2020-15A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	07/15/35	8,000	8,008,000
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 0.000%)	5.555(c)	10/20/31	3,412	3,415,108
Katayma CLO Ltd. (United Kingdom),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	6.325(c)	10/20/36	4,000	4,012,598
Kings Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.392%)	5.717(c)	01/21/35	25,000	25,050,000
KKR CLO Ltd. (Cayman Islands),
Series 16, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)	5.797(c)	10/20/34	17,526	17,557,372
Series 17, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	5.659(c)	04/15/34	1,200	1,201,456
Series 18, Class AR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	5.531(c)	07/18/30	595	594,513
Series 2024-47A, Class A, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	01/15/38	3,500	3,522,750
Series 2024-54A, Class A, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.638(c)	01/15/38	17,750	17,814,177
Series 33A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.757(c)	07/20/34	12,800	12,823,361
Series 36A, Class A, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	5.759(c)	10/15/34	17,530	17,530,000
Series 49A, Class AR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.705(c)	10/20/37	7,500	7,504,682
LCM Ltd. (Cayman Islands),
Series 31A, Class AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.605(c)	07/20/34	7,350	7,356,938
Series 32A, Class A1, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	5.697(c)	07/20/34	2,100	2,103,513
Series 34A, Class A1R, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	5.507(c)	10/20/34	10,000	10,017,497
Series 39A, Class A1R, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.658(c)	10/15/34	13,200	13,234,265
Series 40A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	01/15/38	46,000	46,253,000
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-19A, Class AR3, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.932(c)	01/22/37	24,090	24,164,436
Series 2018-30A, Class A1R, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.678(c)	07/16/37	15,400	15,450,820
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.608(c)	10/15/32	3,542	3,546,188
Series 2019-34A, Class A1RR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	10/16/37	22,500	22,589,901
Series 2019-35A, Class A1R, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.990%)	5.577(c)	04/20/32	10,925	10,934,321
Series 2019-37A, Class AR2, 144A, 3 Month SOFR + 1.530% (Cap N/A, Floor 1.530%)	5.848(c)	04/15/37	9,695	9,733,780

See Notes to Financial Statements.

6

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Madison Park Funding Ltd. (Cayman Islands), (cont’d.)
Series 2020-45A, Class ARR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	5.398%(c)	07/15/34	10,000	$9,999,397
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	5.704(c)	07/17/34	500	501,010
Series 2021-59A, Class A1R, 144A, 3 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.829(c)	04/18/37	1,500	1,506,792
Series 2022-57A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.594(c)	07/27/34	5,480	5,487,344
Series 2022-60A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	10/25/37	55,650	55,861,303
Series 2024-67A, Class A1, 144A, 3 Month SOFR + 1.510% (Cap N/A, Floor 1.510%)	5.828(c)	04/25/37	9,000	9,036,050
Magnetite Ltd. (Cayman Islands),
Series 2016-17A, Class AR2, 144A, 3 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.825(c)	04/20/37	1,300	1,305,598
Series 2024-42A, Class A1, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.628(c)	01/25/38	48,992	49,138,976
Marathon CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1B, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.661(c)	08/15/37	10,000	10,047,459
Series 2021-16A, Class A1AR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	5.428(c)	04/15/34	22,550	22,562,989
Marble Point CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)	5.824(c)	10/17/34	9,450	9,461,969
Menlo CLO Ltd. (Cayman Islands),
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.745(c)	01/20/38	35,000	35,146,447
Mountain View CLO LLC (Cayman Islands),
Series 2016-01A, Class AR2, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	5.580(c)	04/14/33	9,267	9,285,474
Mountain View CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.460% (Cap N/A, Floor 1.460%)	5.778(c)	04/15/34	14,945	14,958,373
MP CLO Ltd. (Cayman Islands),
Series 2015-02A, Class ARR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	5.775(c)	04/28/34	7,135	7,143,469
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2017-24A, Class AR2, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.685(c)	10/19/38	11,125	11,173,040
Series 2019-33A, Class AR2, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	5.538(c)	04/16/39	40,000	40,020,000
Neuberger Berman Loan Advisers CLO Ltd. (United Kingdom),
Series 2022-51A, Class AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.599(c)	10/23/36	5,790	5,800,133
Northwoods Capital Ltd. (Cayman Islands),
Series 2018-11BA, Class A1R, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.775(c)	07/19/37	3,900	3,917,282
Series 2018-12BA, Class AR, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.508(c)	06/15/31	9,102	9,111,961
Series 2018-14BA, Class AR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.478(c)	11/13/31	14,281	14,302,379
Series 2020-22A, Class A2RR, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	6.318(c)	09/16/31	1,500	1,505,732
Oak Hill Credit Partners Ltd. (Cayman Islands),
Series 2014-10RA, Class AR2, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	5.455(c)	04/20/38	11,350	11,336,380
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.715(c)	07/15/38	19,000	19,088,833
Series 2022-03A, Class A1R, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.698(c)	10/15/37	14,000	14,045,571
Series 2023-02A, Class A1R, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	07/20/38	21,500	21,565,143
Series 2024-25A, Class A, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.875(c)	04/20/37	1,810	1,817,517
Ocean Trails CLO,
Series 2020-10A, Class AR2, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.618(c)	10/15/34	4,190	4,200,095
Ocean Trails CLO Ltd. (United Kingdom),
Series 2022-12A, Class A1R, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.655(c)	07/20/35	8,170	8,191,710
Series 2024-15A, Class A, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	6.018(c)	01/15/37	3,147	3,155,794
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2024-16A, Class A1, 144A, 3 Month SOFR + 1.410% (Cap N/A, Floor 1.410%)	5.735(c)	01/20/38	10,000	10,042,306
OCP CLO Ltd. (United Kingdom),
Series 2023-26A, Class AR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	5.402(c)	04/17/37	1,000	1,000,300
OCP CLO Ltd. (Cayman Islands),
Series 2020-08RA, Class AR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.572(c)	10/17/36	39,469	39,550,908
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.749(c)	07/18/37	10,000	10,052,500
Series 2020-05A, Class AR, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.838(c)	04/15/37	2,505	2,514,856
Octagon Ltd. (Cayman Islands),
Series 2021-01A, Class A1, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	5.727(c)	07/20/34	6,000	6,011,598
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	5.585(c)	07/21/35	45,000	45,098,127
OFSI BSL CLO Ltd. (Cayman Islands),
Series 2024-14A, Class A, 144A, 3 Month SOFR + 1.460% (Cap N/A, Floor 1.460%)	5.785(c)	07/20/37	14,900	14,967,501

See Notes to Financial Statements.

PGIM Fixed Income ETFs 7

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
OFSI BSL CLO Ltd. (Cayman Islands), (cont’d.)
Series 2025-15A, Class A1, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	5.522%(c)	03/31/38	25,000	$25,030,217
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1R, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.665(c)	01/20/38	35,000	35,111,958
OHA Credit Funding Ltd. (Cayman Islands),
Series 2019-03A, Class AR2, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.645(c)	01/20/38	12,570	12,617,953
Series 2020-05A, Class AR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.679(c)	10/18/37	21,600	21,676,222
OHA Credit Partners (Cayman Islands),
Series 2021-16A, Class AR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.679(c)	10/18/37	26,500	26,593,431
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1T, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 0.868%)	5.452(c)	04/17/31	532	532,200
Palmer Square CLO Ltd. (Cayman Islands),
Series 2022-03A, Class A1R, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	07/20/37	17,775	17,849,964
Series 2023-01A, Class AR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.575(c)	01/20/38	7,100	7,117,028
Series 2024-02A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.725(c)	07/20/37	2,175	2,183,732
Series 2024-03A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	07/20/37	5,500	5,519,062
Series 2025-02A, Class A1, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.673(c)	07/20/38	1,500	1,507,730
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)	5.735(c)	02/14/34	720	721,772
Park Blue CLO Ltd. (Cayman Islands),
Series 2024-05A, Class A1, 144A, 3 Month SOFR + 1.480% (Cap N/A, Floor 1.480%)	5.798(c)	07/25/37	25,070	25,192,695
Pikes Peak CLO (Cayman Islands),
Series 2018-02A, Class ARR, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	5.549(c)	10/11/34	2,400	2,406,089
Pikes Peak CLO Ltd. (United Kingdom),
Series 2023-12A, Class AR, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	5.545(c)	04/20/38	18,700	18,729,071
Series 2024-16A, Class A1, 144A, 3 Month SOFR + 1.460% (Cap N/A, Floor 1.460%)	5.778(c)	07/25/37	2,725	2,737,819
Polen Capital CLO Ltd. (Cayman Islands),
Series 2025-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.581(c)	03/06/38	25,000	25,154,697
PPM CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.818(c)	04/16/37	1,000	1,004,324
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	5.791(c)	10/18/34	3,500	3,508,750
Rad CLO Ltd. (Cayman Islands),
Series 2020-07A, Class A1R, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.672(c)	04/17/36	6,300	6,310,875
Series 2020-09A, Class A1R, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.658(c)	01/15/38	2,000	2,006,643
Series 2021-14A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.749(c)	01/15/35	1,500	1,503,230
Series 2023-19A, Class A1R, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.775(c)	03/20/38	30,000	30,153,519
Series 2024-23A, Class A1, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.925(c)	04/20/37	40,000	40,166,728
Reese Park CLO Ltd. (Cayman Islands),
Series 2020-01A, Class ARR, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.638(c)	01/15/38	26,300	26,399,217
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	5.731(c)	06/20/34	2,000	2,003,463
Series 2016-01A, Class AR2, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	5.747(c)	04/20/34	15,640	15,668,341
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.708(c)	10/15/37	21,000	21,089,594
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.518(c)	01/15/33	7,057	7,065,004
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	5.737(c)	01/20/35	1,000	1,002,376
Series 2022-02A, Class AR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.575(c)	07/20/35	14,300	14,321,450
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.668(c)	07/15/38	5,000	5,017,100
Series 2024-02A, Class A1, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.868(c)	04/25/37	40,000	40,180,000
Series 2025-04A, Class A1, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.628(c)	07/25/38	38,000	38,125,282
Regatta Funding Ltd. (United Kingdom),
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.530% (Cap N/A, Floor 1.530%)	5.844(c)	04/26/37	26,000	26,108,025
Rockford Tower CLO Ltd,
Series 2017-02A, Class AR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	5.599(c)	10/15/29	25	24,908
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 0.000%)	5.777(c)	10/20/30	306	306,414
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	5.747(c)	10/20/31	232	231,855
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	5.415(c)	01/20/36	10,000	10,009,564
Series 2021-01A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.757(c)	07/20/34	2,450	2,454,165
Series 2021-03A, Class A1R, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.718(c)	01/15/38	18,000	18,073,366

See Notes to Financial Statements.

8

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Rockford Tower CLO Ltd. (Cayman Islands), (cont’d.)
Series 2022-03A, Class AR, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	5.765%(c)	07/20/37	14,750	$14,816,375
Series 2025-02A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.682(c)	03/31/38	30,000	30,106,110
Rockford Tower CLO Ltd.,
Series 2022-02A, Class A1R, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)	6.175(c)	10/20/35	2,000	2,005,155
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month SOFR + 1.140% (Cap N/A, Floor 1.140%)	5.458(c)	07/25/31	1,445	1,445,879
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.760(c)	07/10/34	12,000	12,019,312
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	5.617(c)	04/20/31	1,187	1,186,486
RR Ltd. (Cayman Islands),
Series 2021-17A, Class A1AR, 144A	— (p)	07/15/34	20,450	20,450,000
Sculptor CLO Ltd. (Cayman Islands),
Series 28A, Class AR, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	5.385(c)	01/20/35	10,000	9,990,000
Series 35A, Class A1, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.556(c)	04/27/38	15,000	15,012,750
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.262%)	5.603(c)	05/07/31	32	31,959
Signal Peak CLO Ltd.,
Series 2017-04A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	5.755(c)	10/26/34	33,950	33,994,037
Series 2018-05A, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.868(c)	04/25/37	11,600	11,648,169
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.745(c)	10/20/37	5,000	5,019,926
Series 2020-08A, Class A1R, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.715(c)	10/20/37	25,000	25,099,685
Series 2021-09A, Class A1R, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.685(c)	01/21/38	5,250	5,267,984
Series 2021-10A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.509(c)	01/24/38	15,000	15,008,851
Series 2024-14A, Class A, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.632(c)	01/22/38	29,000	29,108,840
Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class A1, 144A, 3 Month SOFR + 1.880% (Cap N/A, Floor 1.880%)	6.205(c)	01/20/36	2,000	2,008,771
Silver Rock CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.745(c)	10/20/37	6,000	6,022,283
Series 2021-02A, Class AR, 144A, 3 Month SOFR + 1.040% (Cap N/A, Floor 1.040%)	5.365(c)	01/20/35	20,000	20,008,048
Sixth Street CLO Ltd. (Cayman Islands),
Series 2017-08A, Class A1R2, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	5.475(c)	10/20/34	16,800	16,821,250
Series 2017-09A, Class AR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.705(c)	07/21/37	12,500	12,541,784
Series 2021-17A, Class A2R, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.772(c)	04/17/38	1,000	1,001,205
Sixth Street CLO Ltd.,
Series 2020-15A, Class AR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.689(c)	10/24/37	5,790	5,813,412
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)	5.645(c)	01/26/31	426	426,733
Series 2018-03A, Class A1AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.614(c)	10/26/31	4,022	4,027,352
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.030% (Cap N/A, Floor 1.030%)	5.355(c)	01/20/32	6,027	6,028,042
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.749(c)	07/15/34	2,250	2,253,420
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.432%)	5.757(c)	07/20/34	4,100	4,106,866
Series 2020-03A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.598(c)	01/25/32	5,936	5,950,569
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)	5.650(c)	04/25/34	15,000	15,013,642
Strata CLO Ltd. (Cayman Islands),
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.705(c)	10/20/33	3,500	3,504,788
Symphony CLO Ltd. (United Kingdom),
Series 2022-35A, Class AR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	6.019(c)	10/24/36	5,000	5,011,780
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month SOFR + 1.222% (Cap N/A, Floor 0.960%)	5.539(c)	04/16/31	3,330	3,335,386
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R3, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 0.000%)	5.464(c)	10/29/34	3,810	3,814,844
Series 2019-02A, Class A1R2, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	5.595(c)	01/20/38	16,700	16,747,353
Series 2021-01A, Class A1R1, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.685(c)	01/20/38	10,000	10,035,769
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.722(c)	03/31/38	28,000	28,140,398
Texas Debt Capital CLO Ltd. (Cayman Islands),
Series 2023-02A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.695(c)	10/21/37	30,000	30,124,479
TIAA CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month SOFR + 1.140% (Cap N/A, Floor 1.140%)	5.465(c)	01/20/32	3,076	3,079,641

See Notes to Financial Statements.

PGIM Fixed Income ETFs 9

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class ASR2, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.618%(c)	04/15/33	9,020	$9,037,006
Series 2018-12A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.749(c)	07/15/34	2,500	2,505,287
Tikehau US CLO Ltd. (Bermuda),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.705(c)	01/20/38	25,000	25,095,205
Series 2022-02A, Class A1R, 144A, 3 Month SOFR + 1.870% (Cap N/A, Floor 1.870%)	6.195(c)	01/20/36	1,500	1,506,490
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	6.518(c)	07/15/34	1,000	1,003,982
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	6.268(c)	01/15/36	1,750	1,760,842
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.779(c)	07/18/37	3,000	3,003,600
Tikehau US CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)	5.811(c)	01/18/35	3,500	3,506,829
Trimaran CAVU Ltd.,
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.515(c)	01/20/37	19,000	19,043,765
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.739(c)	07/23/37	6,500	6,526,461
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.732(c)	10/22/37	5,000	5,017,575
Series 2024-01A, Class A, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.698(c)	01/25/38	14,700	14,754,384
Series 2025-02A, Class A, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.614(c)	03/18/38	15,000	15,068,257
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-06A, Class ARRR, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.648(c)	01/25/34	25,000	25,031,750
Series 2019-10A, Class AR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.698(c)	01/15/35	4,500	4,505,466
Series 2019-11A, Class A1RR, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.508(c)	07/15/34	5,600	5,604,872
Series 2021-16A, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	5.767(c)	07/20/34	1,000	1,002,032
Trinitas CLO Ltd. (Bermuda),
Series 2023-23A, Class A, 144A, 3 Month SOFR + 1.800% (Cap N/A, Floor 1.800%)	6.125(c)	10/20/36	15,975	16,012,348
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month SOFR + 1.522% (Cap N/A, Floor 1.260%)	5.839(c)	01/15/32	248	248,263
Series 2017-28AA, Class A1RR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	5.435(c)	10/20/34	10,000	10,008,898
Series 2019-37A, Class A1RR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.568(c)	07/15/32	2,046	2,048,850
Series 2021-42A, Class A1A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	5.709(c)	04/15/34	12,300	12,323,342
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.550(c)	04/25/31	1,025	1,026,371
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	5.579(c)	07/15/31	3,347	3,351,634
Series 2019-01A, Class A1RR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.688(c)	10/15/37	8,500	8,534,848
Series 2019-03A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	5.664(c)	10/17/32	9,238	9,248,818
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.838(c)	04/15/37	2,500	2,512,646
Series 2024-04A, Class A1, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	07/20/37	9,000	9,031,196
Warwick Capital CLO Ltd. (United Kingdom),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	6.268(c)	01/15/37	1,500	1,509,293
Wellfleet CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.518(c)	04/15/33	16,277	16,301,212
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)	5.799(c)	07/15/34	3,340	3,340,291
Series 2021-03A, Class AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.519(c)	01/15/35	10,000	10,022,802
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.582% (Cap N/A, Floor 1.320%)	5.900(c)	04/25/34	3,000	3,007,482
Series 2022-01A, Class A1RN, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.738(c)	07/15/37	20,000	20,082,030
Series 2022-02A, Class AR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.749(c)	10/18/37	10,000	10,037,033
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1RR, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.639(c)	07/24/36	20,378	20,408,289
Series 2021-03A, Class A1R, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	5.588(c)	10/15/35	10,920	10,944,024
Wind River CLO Ltd. (Cayman Islands),
Series 2024-01A, Class A, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.925(c)	04/20/37	3,000	3,012,816
Z Capital Credit Partners BSL CLO Ltd. (Cayman Islands),
Series 2024-01A, Class A, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	6.268(c)	04/16/36	3,250	3,270,091

TOTAL LONG-TERM INVESTMENTS
(cost $4,145,019,257)				4,152,718,083

See Notes to Financial Statements.

10

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

SHORT-TERM INVESTMENT 2.2%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%)
(cost $94,088,321)(wb)	94,088,321	$94,088,321

TOTAL INVESTMENTS 100.3%
(cost $4,239,107,578)		4,246,806,404
Liabilities in excess of other assets (0.3)%		(13,514,595)

NET ASSETS 100.0%		$4,233,291,809

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$4,152,718,083	$—
Short-Term Investment
Affiliated Mutual Fund	94,088,321	—	—

Total	$94,088,321	$4,152,718,083	$—

Security Allocations:

The security allocations of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

Collateralized Loan Obligations	98.1%

Affiliated Mutual Fund	2.2%

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

PGIM Fixed Income ETFs 11

PGIM AAA CLO ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $4,145,019,257)	$4,152,718,083
Affiliated investments (cost $94,088,321)	94,088,321
Interest receivable	30,048,739
Receivable for Fund shares sold	12,873,713

Total Assets	4,289,728,856

Liabilities

Payable for investments purchased	45,450,000

Payable for Fund shares purchased	10,304,693
Management fee payable	666,572
Due to Custodian	15,782

Total Liabilities	56,437,047

Net Assets	$4,233,291,809

Net assets were comprised of:
Common stock, at par	$82,175
Paid-in capital in excess of par	4,207,879,057
Total distributable earnings (loss)	25,330,577

Net assets, August 31, 2025	$4,233,291,809

Net asset value, offering price and redemption price per share.
($4,233,291,809 ÷ 82,175,000 shares of common stock issued and outstanding)	$51.52

See Notes to Financial Statements.

12

PGIM AAA CLO ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$132,183,206
Affiliated dividend income	4,939,872

Total income	137,123,078

Expenses
Management fee	4,581,785
Less: Fee waiver and/or expense reimbursement	(26,475)

Net expenses	4,555,310

Net investment income (loss)	132,567,768

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(1,884,295)
Net change in unrealized appreciation (depreciation) on investments	6,619,704

Net gain (loss) on investment transactions	4,735,409

Net Increase (Decrease) In Net Assets Resulting From Operations	$137,303,177

See Notes to Financial Statements.

PGIM Fixed Income ETFs 13

PGIM AAA CLO ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$132,567,768	$12,430,297

Net realized gain (loss) on investment transactions	(1,884,295)	780,933

Net change in unrealized appreciation (depreciation) on investments	6,619,704	900,856

Net increase (decrease) in net assets resulting from operations	137,303,177	14,112,086

Dividends and Distributions

Distributions from distributable earnings	(115,937,862)	(11,088,809)

Fund share transactions

Net proceeds from shares sold (81,600,000 and 6,750,000 shares, respectively)	4,181,414,744	343,728,259

Shares sold in-kind (9,725,000 and 50,000 shares, respectively)	498,650,182	2,539,818

Cost of shares purchased (17,600,000 and 850,000 shares, respectively)	(900,306,666)	(43,207,447)

Net increase (decrease) in net assets from Fund share transactions	3,779,758,260	303,060,630

Total increase (decrease)	3,801,123,575	306,083,907

Net Assets:

Beginning of year	432,168,234	126,084,327

End of year	$4,233,291,809	$432,168,234

See Notes to Financial Statements.

14

PGIM AAA CLO ETF

Financial Highlights

	Year Ended August 31,		July 19, 2023(a) through August 31, 2023
	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$51.14	$50.43	$50.00
Income (loss) from investment operations:
Net investment income (loss)	2.82	3.38	0.39
Net realized and unrealized gain (loss) on investment transactions	0.24	0.59	0.04
Total from investment operations	3.06	3.97	0.43
Less Dividends and Distributions:
Dividends from net investment income	(2.65)	(3.25)	-
Distributions from net realized gains	(0.03)	(0.01)	-
Total dividends and distributions	(2.68)	(3.26)	-
Net asset value, end of period	$51.52	$51.14	$50.43
Total Return(c):	6.10%	8.18%	0.87%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,233,292	$432,168	$126,084
Average net assets (000)	$2,411,721	$186,594	$99,359
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.19%	0.19%	0.19	%(e)
Expenses before waivers and/or expense reimbursement	0.19%	0.19%	0.19	%(e)
Net investment income (loss)	5.50%	6.66%	6.48	%(e)
Portfolio turnover rate(f)	68%	65%	4%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs  15

PGIM Active Aggregate Bond ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.2%

ASSET-BACKED SECURITIES 6.9%

Automobiles 2.7%

AmeriCredit Automobile Receivables Trust,
Series 2023-01, Class C	5.800%	12/18/28	100	$101,941
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-01A, Class A, 144A	3.830	08/21/28	100	99,163
Series 2023-03A, Class A, 144A	5.440	02/22/28	100	101,345
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A	6.291	07/26/32	68	69,001
CarMax Auto Owner Trust,
Series 2022-01, Class D	2.470	07/17/28	100	98,683
Enterprise Fleet Financing LLC,
Series 2023-02, Class A2, 144A	5.560	04/22/30	41	40,961
Ford Credit Auto Owner Trust,
Series 2023-01, Class A, 144A	4.850	08/15/35	100	101,792
Series 2023-02, Class A, 144A	5.280	02/15/36	100	103,505
Series 2025-01, Class A, 144A	4.860(cc)	08/15/37	300	307,812
Ford Credit Floorplan Master Owner Trust,
Series 2023-01, Class A1, 144A	4.920	05/15/28	100	100,465
GM Financial Revolving Receivables Trust,
Series 2025-01, Class A, 144A	4.640	12/11/37	300	305,890
GMF Floorplan Owner Revolving Trust,
Series 2024-04A, Class A1, 144A	4.730	11/15/29	100	101,368
OneMain Direct Auto Receivables Trust,
Series 2023-01A, Class A, 144A	5.410	11/14/29	200	201,741
Santander Drive Auto Receivables Trust,
Series 2023-03, Class C	5.770	11/15/30	100	101,966
Series 2023-04, Class C	6.040	12/15/31	100	102,948
Series 2025-02, Class C	5.060	05/15/31	200	203,391
Toyota Auto Loan Extended Note Trust,
Series 2025-01A, Class A, 144A	4.650	05/25/38	100	102,082
Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A	5.800	04/18/38	43	43,348

				2,287,402

Collateralized Loan Obligations 3.2%
AGL CLO Ltd. (Cayman Islands),
Series 2022-19A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.620(c)	07/21/38	500	501,313
Series 2024-33A, Class A1, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	07/21/37	250	251,056
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.715(c)	04/20/35	250	250,456
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2016-07A, Class A1R2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	5.559(c)	11/27/31	56	55,677
Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.665(c)	04/20/35	250	250,520
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-35A, Class A1R, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.990%)	5.577(c)	04/20/32	220	220,539
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1RR, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	5.369(c)	06/20/34	500	500,500
Romark CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.760(c)	07/10/34	400	400,644
Silver Rock CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.745(c)	10/20/37	250	250,928

				2,681,633
Consumer Loans 0.7%
Affirm Asset Securitization Trust,
Series 2024-X02, Class A, 144A	5.220	12/17/29	62	62,427

See Notes to Financial Statements.

16

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)

GreenSky Home Improvement Issuer Trust,
Series 2025-01A, Class A2, 144A	5.120%	03/25/60	218	$218,882
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A	1.750	09/14/35	200	196,323
Series 2023-02A, Class A1, 144A	5.840	09/15/36	100	102,281

				579,913

Equipment 0.3%

Kubota Credit Owner Trust,
Series 2025-01A, Class A3, 144A	4.670	06/15/29	200	203,058

TOTAL ASSET-BACKED SECURITIES (cost $5,704,688)				5,752,006

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.6%
BANK,
Series 2021-BN38, Class A4	2.275	12/15/64	100	87,193
BANK5,
Series 2025-05YR14, Class A3	5.646	04/15/58	310	325,189
Barclays Commercial Mortgage Securities Trust,
Series 2020-C07, Class A4	1.786	04/15/53	600	532,354
Series 2021-C12, Class A4	2.421	11/15/54	250	223,374
Benchmark Mortgage Trust,
Series 2020-B17, Class A4	2.042	03/15/53	500	454,109
Series 2021-B25, Class A3	1.906	04/15/54	500	456,581
Series 2025-V15, Class A3	5.805	06/15/58	320	337,955
BMO Mortgage Trust,
Series 2024-05C6, Class A3	5.316	09/15/57	230	236,979
CD Mortgage Trust,
Series 2019-CD08, Class A3	2.657	08/15/57	477	445,759
Citigroup Commercial Mortgage Trust,
Series 2018-B02, Class A3	3.744	03/10/51	483	477,067
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3	3.337	12/15/49	82	80,337
Wells Fargo Commercial Mortgage Trust,
Series 2019-C52, Class A4	2.643	08/15/52	433	409,845
Series 2021-C59, Class A3	1.958	04/15/54	350	320,946
Series 2025-5C4, Class A3	5.673	05/15/58	300	314,711

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,832,205)				4,702,399

CORPORATE BONDS 26.4%

Aerospace & Defense 0.8%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	253	250,482
Sr. Unsec’d. Notes	2.950	02/01/30	50	46,926
Sr. Unsec’d. Notes	3.250	02/01/35	50	42,655
Sr. Unsec’d. Notes	3.625	02/01/31	60	57,284
Sr. Unsec’d. Notes	3.625	03/01/48	35	24,509
Sr. Unsec’d. Notes	5.705	05/01/40	30	30,019
Sr. Unsec’d. Notes	5.930	05/01/60	70	67,183
RTX Corp.,
Sr. Unsec’d. Notes	2.375	03/15/32	60	52,523
Sr. Unsec’d. Notes	4.125	11/16/28	128	128,082

				699,663

See Notes to Financial Statements.

PGIM Fixed Income ETFs 17

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.7%
Altria Group, Inc.,
Gtd. Notes	3.400%	05/06/30	68	$65,156
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.557	08/15/27	183	180,776
Gtd. Notes	4.390	08/15/37	50	45,171
Gtd. Notes	5.350	08/15/32	165	169,688
Gtd. Notes	5.834	02/20/31	50	52,824
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	5.250	09/07/28	95	98,110

				611,725

Airlines 0.1%
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	50	50,571

Auto Manufacturers 0.1%
General Motors Co.,
Sr. Unsec’d. Notes	5.200	04/01/45	25	21,789
Sr. Unsec’d. Notes	6.600	04/01/36	17	18,026

General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.050	04/04/28	28	28,450

				68,265

Banks 6.3%
Banco Santander SA (Spain),
Sr. Non-Preferred Notes	3.800	02/23/28	200	197,965
Bank of America Corp.,
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	60	52,936
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	315	285,715
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	375	346,187
Sr. Unsec’d. Notes, MTN	2.972(ff)	02/04/33	190	171,547
Sr. Unsec’d. Notes, Series N	1.658(ff)	03/11/27	130	128,151
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.279(ff)	11/24/27	200	195,091
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	210	194,763
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	120	113,420
Sr. Unsec’d. Notes	3.057(ff)	01/25/33	250	225,745
Comerica, Inc.,
Sr. Unsec’d. Notes	5.982(ff)	01/30/30	145	150,370
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes	4.950(ff)	08/04/31	200	201,619
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	20	21,108
First Horizon Corp.,
Sr. Unsec’d. Notes	5.514(ff)	03/07/31	25	25,730
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	90	79,013
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	85	76,717
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	80	79,173
Sr. Unsec’d. Notes	5.016(ff)	10/23/35	65	64,588
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	15	15,807
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	400	351,902
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	370	341,841
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	5	4,458

See Notes to Financial Statements.

18

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	2.580%(ff)	04/22/32	167	$151,050
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	150	141,330
Sub. Notes	2.956(ff)	05/13/31	21	19,584
KeyCorp,
Sr. Unsec’d. Notes	6.401(ff)	03/06/35	125	134,237
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	1.512(ff)	07/20/27	100	97,518
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	170	149,312
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	180	167,681
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	150	130,104
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	200	173,550
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.435(ff)	01/24/30	40	41,430
Sr. Unsec’d. Notes, MTN	5.867(ff)	06/08/34	50	52,531
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	282	261,091
Sr. Unsec’d. Notes, MTN	3.350(ff)	03/02/33	440	405,752
Sr. Unsec’d. Notes, MTN	5.707(ff)	04/22/28	70	71,584

				5,320,600

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	200	195,437
Constellation Brands, Inc.,
Sr. Unsec’d. Notes	2.250	08/01/31	130	114,149

				309,586

Biotechnology 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes	5.250	03/02/30	80	82,847
Sr. Unsec’d. Notes	5.750	03/02/63	40	38,327

				121,174

Building Materials 0.1%
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	5.150	12/01/34	45	45,272
Vulcan Materials Co.,
Sr. Unsec’d. Notes	3.500	06/01/30	23	22,200

				67,472

Chemicals 0.6%
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	4.725	11/15/28	190	193,595
Sr. Unsec’d. Notes	5.319	11/15/38	18	18,763
Sr. Unsec’d. Notes	5.419	11/15/48	30	30,188
FMC Corp.,
Sr. Unsec’d. Notes	4.500	10/01/49	18	13,403
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	145	147,417
Sr. Unsec’d. Notes	4.900	06/01/43	66	59,182
Sr. Unsec’d. Notes	5.200	06/21/27	55	55,873

				518,421

See Notes to Financial Statements.

PGIM Fixed Income ETFs 19

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services 0.4%

California Institute of Technology,
Sr. Unsec’d. Notes	3.650%	09/01/2119	20	$12,586
ERAC USA Finance LLC,
Gtd. Notes, 144A	3.300	12/01/26	65	64,311
Johns Hopkins University,
Unsec’d. Notes, Series A	4.705	07/01/32	20	20,204
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	10	6,661
Unsec’d. Notes	4.678	07/01/2114	30	24,785
President & Fellows of Harvard College,
Unsec’d. Notes	2.517	10/15/50	35	21,023
Unsec’d. Notes	3.150	07/15/46	35	25,213
Quanta Services, Inc.,
Sr. Unsec’d. Notes	4.750	08/09/27	20	20,211
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	5.250	03/27/35	15	15,310
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	25	15,843
University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	17	15,515
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	7,854
Washington University (The),
Sr. Unsec’d. Notes, Series 2022	3.524	04/15/54	80	56,928
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	20	11,755

				318,199

Computers 0.2%

Accenture Capital, Inc.,
Gtd. Notes	4.250	10/04/31	125	124,508
International Business Machines Corp.,
Sr. Unsec’d. Notes	5.875	11/29/32	8	8,609

				133,117

Diversified Financial Services 0.4%

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.750	10/15/32	60	51,512
Sr. Unsec’d. Notes	5.875	07/21/28	75	78,190
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	4.904	07/01/30	200	202,924

				332,626

Electric 3.3%

AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	47	42,330
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	4.250	09/15/48	17	13,787
Sr. Unsec’d. Notes	5.375	06/15/35	15	15,358
Ameren Illinois Co.,
First Mortgage	4.950	06/01/33	200	203,292
Arizona Public Service Co.,
Sr. Unsec’d. Notes	3.500	12/01/49	45	30,820
Sr. Unsec’d. Notes	5.700	08/15/34	85	88,087
Sr. Unsec’d. Notes	6.350	12/15/32	85	92,405
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29	300	292,797

See Notes to Financial Statements.

20

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Commonwealth Edison Co.,
First Mortgage	3.000%	03/01/50	100	$64,477
Dominion Energy South Carolina, Inc.,
First Mortgage	4.600	06/15/43	62	54,595
DTE Electric Co.,
General Ref. Mortgage	4.250	05/14/27	5	5,021
DTE Energy Co.,
Sr. Unsec’d. Notes	4.950	07/01/27	115	116,495
Duke Energy Carolinas LLC,
Sr. Unsec’d. Notes	6.100	06/01/37	36	38,480
Duke Energy Florida LLC,
First Mortgage	2.400	12/15/31	95	85,074
First Mortgage	5.875	11/15/33	95	101,822
Duke Energy Indiana LLC,
First Mortgage, Series YYY	3.250	10/01/49	35	23,736
Edison International,
Sr. Unsec’d. Notes	5.450	06/15/29	70	70,764
Evergy Metro, Inc.,
First Mortgage	5.125	08/15/35	125	124,980
Eversource Energy,
Sr. Unsec’d. Notes, Series O	4.250	04/01/29	41	40,862
Florida Power & Light Co.,
First Mortgage	4.050	06/01/42	25	20,997
First Mortgage	5.800	03/15/65	12	12,149
MidAmerican Energy Co.,
First Mortgage	4.250	07/15/49	84	67,952
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A	4.250	03/15/42	33	28,284
Monongahela Power Co.,
First Mortgage, 144A	3.550	05/15/27	136	134,541
Northern States Power Co.,
First Mortgage	3.400	08/15/42	34	26,023
Ohio Edison Co.,
Sr. Unsec’d. Notes	6.875	07/15/36	85	96,448
Ohio Power Co.,
Sr. Unsec’d. Notes	4.150	04/01/48	55	42,495
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	5	3,619
First Mortgage	4.000	12/01/46	65	47,120
First Mortgage	4.500	07/01/40	90	76,719
First Mortgage	4.750	02/15/44	45	37,219
PECO Energy Co.,
First Mortgage	2.800	06/15/50	47	29,186
PPL Electric Utilities Corp.,
First Mortgage	3.000	10/01/49	23	14,946
First Mortgage	5.250	05/15/53	15	14,178
Public Service Co. of New Hampshire,
First Mortgage	5.350	10/01/33	95	99,133
Public Service Electric & Gas Co.,
First Mortgage, MTN	3.600	12/01/47	13	9,669
First Mortgage, MTN	3.700	05/01/28	38	37,773
Sec’d. Notes, MTN	4.650	03/15/33	75	75,014
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.100	06/15/30	75	73,070
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	15	11,876
Sempra,
Sr. Unsec’d. Notes	4.000	02/01/48	15	11,211

See Notes to Financial Statements.

PGIM Fixed Income ETFs 21

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Southern California Edison Co.,
First Ref. Mortgage	4.000%	04/01/47	80	$59,585
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.250	05/15/32	90	82,680
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes	5.050	08/15/34	10	10,081
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes	4.550	12/01/29	60	61,059
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/27	105	101,225

				2,789,434

Engineering & Construction 0.2%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	199,124

Foods 0.2%

JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl,
Gtd. Notes	3.000	02/02/29	155	148,035
Mars, Inc.,
Gtd. Notes, 144A	3.600	04/01/34	60	54,362

				202,397

Gas 0.1%

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	5.250	03/01/28	65	66,751
NiSource, Inc.,
Sr. Unsec’d. Notes	3.490	05/15/27	13	12,861
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29	21	20,491
Southern California Gas Co.,
First Mortgage	3.750	09/15/42	30	23,460

				123,563

Healthcare-Services 1.1%

Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	35	32,908
Cigna Group (The),
Gtd. Notes	4.375	10/15/28	165	165,868
Sr. Unsec’d. Notes	2.375	03/15/31	18	16,145
Sr. Unsec’d. Notes	2.400	03/15/30	15	13,817
CommonSpirit Health,
Sr. Sec’d. Notes	5.205	12/01/31	35	36,187
Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42	70	61,157
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	70	50,452
Unsec’d. Notes, Series 2021	3.002	06/01/51	10	6,406
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020	2.955	01/01/50	15	9,660
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	10	6,034
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	20	16,334
Northwestern Memorial Healthcare Obligated Group,
Unsec’d. Notes, Series 2021	2.633	07/15/51	20	12,068

See Notes to Financial Statements.

22

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
OhioHealth Corp.,
Sec’d. Notes	2.297%	11/15/31	30	$26,840
Orlando Health Obligated Group,
Sr. Unsec’d. Notes	5.475	10/01/35	75	78,022
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	10,424
Sentara Health,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	65	39,730
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	35	22,250
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.300	05/15/31	45	40,179
Sr. Unsec’d. Notes	3.950	10/15/42	105	85,319
Sr. Unsec’d. Notes	4.500	04/15/33	80	78,339
Sr. Unsec’d. Notes	4.800	01/15/30	40	40,869
Sr. Unsec’d. Notes	5.050	04/15/53	22	19,311
Sr. Unsec’d. Notes	5.750	07/15/64	35	33,370
UPMC,
Sec’d. Notes	5.035	05/15/33	25	25,340

				927,029

Home Builders 0.4%
Toll Brothers Finance Corp.,
Gtd. Notes	4.875	03/15/27	310	312,089

Insurance 0.6%
Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes	4.850	12/15/29	10	10,190
Brown & Brown, Inc.,
Sr. Unsec’d. Notes	5.550	06/23/35	10	10,193
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	8	5,440
Sr. Unsec’d. Notes	4.868	06/01/44	65	57,177
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	5.625	08/16/32	55	56,647
Sr. Unsec’d. Notes	6.000	12/07/33	150	157,548
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.951	10/15/50	78	57,677
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	7	6,654
Principal Financial Group, Inc.,
Gtd. Notes	4.625	09/15/42	87	77,412
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	53	39,955

				478,893

Iron/Steel 0.1%
Nucor Corp.,
Sr. Unsec’d. Notes	4.300	05/23/27	120	120,339

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes	5.500	04/15/37	75	75,193

Machinery-Construction & Mining 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes	2.600	09/19/29	18	17,041

See Notes to Financial Statements.

PGIM Fixed Income ETFs 23

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.1%

Flowserve Corp.,
Sr. Unsec’d. Notes	2.800%	01/15/32	5	$4,385
IDEX Corp.,
Sr. Unsec’d. Notes	4.950	09/01/29	70	71,511

				75,896

Media 0.2%

Comcast Corp.,
Gtd. Notes	3.999	11/01/49	42	31,540
Gtd. Notes	4.250	10/15/30	30	30,022
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/01/34	75	73,977

				135,539

Mining 0.8%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	110	110,695
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.000	02/21/30	40	41,301
Gtd. Notes	5.125	02/21/32	50	51,614
Gtd. Notes	5.250	09/08/33	60	61,881
Gtd. Notes	5.300	02/21/35	35	35,944
Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	175	174,138
Gtd. Notes	4.375	08/01/28	50	50,010
Kinross Gold Corp. (Canada),
Sr. Unsec’d. Notes	6.250	07/15/33	85	91,702
Newmont Corp./Newcrest Finance Pty Ltd.,
Gtd. Notes	5.350	03/15/34	80	82,570

				699,855

Miscellaneous Manufacturing 0.3%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	2.200	03/01/32	40	34,253
Sr. Unsec’d. Notes	5.250	09/15/35	40	40,055
Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	90	80,907
Sr. Unsec’d. Notes	3.375	03/01/28	114	111,611

				266,826

Oil & Gas 0.9%

Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	3.850	06/01/27	75	74,470
Sr. Unsec’d. Notes	6.450	06/30/33	35	37,380
Sr. Unsec’d. Notes, 144A	5.000	12/15/29	50	51,037
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	30	20,066
Sr. Unsec’d. Notes	5.400	06/15/47	69	61,003
Continental Resources, Inc.,
Gtd. Notes, 144A	2.268	11/15/26	180	175,121
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	46	43,060
Diamondback Energy, Inc.,
Gtd. Notes	5.400	04/18/34	153	154,576
Gtd. Notes	5.550	04/01/35	15	15,181
Gtd. Notes	6.250	03/15/33	10	10,687

See Notes to Financial Statements.

24

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	8.625%	01/19/29	35	$37,919
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.550	10/01/34	5	4,975
Sr. Unsec’d. Notes	6.625	09/01/30	5	5,319
Phillips 66,
Gtd. Notes	2.150	12/15/30	84	74,792
Phillips 66 Co.,
Gtd. Notes	3.550	10/01/26	17	16,865

				782,451

Packaging & Containers 0.1%

Berry Global, Inc.,
Sr. Sec’d. Notes	1.570	01/15/26	75	74,108

Pharmaceuticals 1.5%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200	11/21/29	185	178,302
Sr. Unsec’d. Notes	4.050	11/21/39	65	57,186
Sr. Unsec’d. Notes	4.625	10/01/42	70	63,587
Sr. Unsec’d. Notes	5.050	03/15/34	50	50,932
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	3.400	07/26/29	5	4,873
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	4.500	09/15/30	150	150,250
CVS Health Corp.,
Sr. Unsec’d. Notes	1.750	08/21/30	15	13,106
Sr. Unsec’d. Notes	5.125	07/20/45	82	72,106
Sr. Unsec’d. Notes	5.450	09/15/35	50	50,118
Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.550	10/15/32	250	251,341
Sr. Unsec’d. Notes	4.600	08/14/34	72	71,510
Merck & Co., Inc.,
Sr. Unsec’d. Notes	3.400	03/07/29	8	7,846
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	31	30,808
Gtd. Notes	5.250	06/15/46	35	28,539
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	128	95,776
Zoetis, Inc.,
Sr. Unsec’d. Notes	4.150	08/17/28	175	175,448

				1,301,728

Pipelines 1.9%

DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	45	45,977
Energy Transfer LP,
Sr. Unsec’d. Notes	4.900	03/15/35	5	4,808
Sr. Unsec’d. Notes	4.950	06/15/28	178	181,003
Sr. Unsec’d. Notes	6.250	04/15/49	94	92,158
Sr. Unsec’d. Notes, Series 20Y	5.800	06/15/38	50	50,387
Enterprise Products Operating LLC,
Gtd. Notes	4.850	03/15/44	40	36,131
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	22	13,998
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	75	68,560

See Notes to Financial Statements.

PGIM Fixed Income ETFs 25

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
MPLX LP, (cont’d.)
Sr. Unsec’d. Notes	4.500%	04/15/38	63	$56,093
Sr. Unsec’d. Notes	5.000	01/15/33	65	64,440
Sr. Unsec’d. Notes	5.500	02/15/49	67	60,259
ONEOK Partners LP,
Gtd. Notes	6.125	02/01/41	55	55,462
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	57	53,719
Gtd. Notes	3.400	09/01/29	40	38,439
Gtd. Notes	6.050	09/01/33	105	110,421
Gtd. Notes	6.250	10/15/55	40	39,088
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	4.500	12/15/26	22	22,016
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	165	155,543
Gtd. Notes	5.200	07/01/27	115	116,859
Gtd. Notes	6.125	03/15/33	60	63,485
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	111	105,645
Sr. Unsec’d. Notes	3.950	05/15/50	51	38,238
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.500	11/15/30	110	104,778
Sr. Unsec’d. Notes	4.800	11/15/29	35	35,587

				1,613,094

Real Estate Investment Trusts (REITs) 2.1%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes	1.875	02/01/33	205	166,256
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	135	128,537
Sr. Unsec’d. Notes	2.500	08/16/31	100	88,655
Sr. Unsec’d. Notes	5.750	02/15/35	15	15,560
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	15	14,118
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	5	4,461
Gtd. Notes	5.750	06/01/28	105	108,038
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	5	4,436
Invitation Homes Operating Partnership LP,
Gtd. Notes	4.150	04/15/32	180	172,396
Gtd. Notes	4.950	01/15/33	40	39,940
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28	155	147,142
Gtd. Notes	3.200	04/01/32	75	68,616
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28	145	138,089
Sr. Unsec’d. Notes	2.700	02/15/32	78	69,438
Sr. Unsec’d. Notes	3.100	12/15/29	29	27,752
Sr. Unsec’d. Notes	3.250	01/15/31	25	23,618
Simon Property Group LP,
Sr. Unsec’d. Notes	1.750	02/01/28	90	85,389
Sun Communities Operating LP,
Gtd. Notes	2.700	07/15/31	135	122,054
Ventas Realty LP,
Gtd. Notes	4.125	01/15/26	127	126,737
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	04/01/28	15	15,166

See Notes to Financial Statements.

26

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties LP, (cont’d.)
Sr. Unsec’d. Notes	4.950%	02/15/30	35	$35,399
Welltower OP LLC,
Gtd. Notes	4.500	07/01/30	125	126,208

				1,728,005

Retail 0.3%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	4.500	07/26/47	62	51,190
AutoNation, Inc.,
Gtd. Notes	3.800	11/15/27	70	69,056
AutoZone, Inc.,
Sr. Unsec’d. Notes	3.750	04/18/29	88	86,553
Ferguson Enterprises, Inc.,
Gtd. Notes	5.000	10/03/34	20	19,809

				226,608

Semiconductors 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.500	01/15/28	45	44,368
Broadcom, Inc.,
Sr. Unsec’d. Notes	4.150	02/15/28	35	35,028
Sr. Unsec’d. Notes	5.050	04/15/30	15	15,452
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	62	52,401
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	215	195,819
Sr. Unsec’d. Notes, 144A	4.000	04/15/29	100	99,265
Intel Corp.,
Sr. Unsec’d. Notes	5.050	08/05/62	20	16,052
Sr. Unsec’d. Notes	5.600	02/21/54	15	13,614

				471,999

Software 0.2%
Fiserv, Inc.,
Sr. Unsec’d. Notes	4.550	02/15/31	30	29,990
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/50	55	37,569
Sr. Unsec’d. Notes	6.900	11/09/52	30	32,458
Workday, Inc.,
Sr. Unsec’d. Notes	3.700	04/01/29	25	24,616

				124,633

Telecommunications 0.8%
AT&T, Inc.,
Sr. Unsec’d. Notes	2.250	02/01/32	60	51,952
Sr. Unsec’d. Notes	2.550	12/01/33	50	42,053
Sr. Unsec’d. Notes	3.500	09/15/53	80	53,485
Sr. Unsec’d. Notes	3.650	09/15/59	25	16,524
Sr. Unsec’d. Notes	4.500	05/15/35	65	62,093
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	5.400	04/15/34	65	66,700
Rogers Communications, Inc. (Canada),
Gtd. Notes	5.300	02/15/34	95	95,549
Sprint LLC,
Gtd. Notes	7.625	03/01/26	110	110,538
T-Mobile USA, Inc.,
Gtd. Notes	3.000	02/15/41	65	47,480

See Notes to Financial Statements.

PGIM Fixed Income ETFs 27

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
T-Mobile USA, Inc., (cont’d.)
Gtd. Notes	3.875%	04/15/30	25	$24,482
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.355	03/15/32	36	31,248
Sr. Unsec’d. Notes, 144A	5.401	07/02/37	91	91,345

				693,449

Transportation 0.1%
CSX Corp.,
Sr. Unsec’d. Notes	6.150	05/01/37	48	52,309

Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26	190	191,472

TOTAL CORPORATE BONDS
(cost $23,050,836)				22,234,493

MUNICIPAL BONDS 0.2%

California 0.1%
Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series Q	4.563	05/15/53	10	8,401
University of California,
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	75	60,306

				68,707

Michigan 0.1%
Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	25	18,070
University of Michigan,
Taxable, Revenue Bonds, Sustainability Bond, Series B	3.504	04/01/52	35	25,241

				43,311

New Jersey 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	10	11,976

New York 0.0%
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	10	8,321

Ohio 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	10	8,223

Pennsylvania 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B	5.511	12/01/45	10	9,835

Texas 0.0%
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series A	4.087	11/01/51	20	16,022

See Notes to Financial Statements.

28

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series B	2.584%	11/01/51	25	$15,107

TOTAL MUNICIPAL BONDS
(cost $223,484)				181,502

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.9%
Fannie Mae REMIC,
Series 2025-53, Class FA, 30 Day Average SOFR + 1.930% (Cap 6.000%, Floor 1.930%)	6.000(c)	07/25/55	410	415,636
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	7.248(c)	04/25/42	30	30,881
Freddie Mac REMIC,
Series 5560, Class FA, 30 Day Average SOFR + 1.930% (Cap 6.000%, Floor 1.930%)	6.000(c)	06/25/55	244	246,626
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131(cc)	07/25/60	41	37,946

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $725,256)				731,089

SOVEREIGN BONDS 1.1%
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes, 144A	5.375	09/26/30	200	204,556
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, Series 05Y	5.375	02/19/30	200	205,225
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	6.875	05/13/37	200	210,400
Sr. Unsec’d. Notes, MTN	6.050	01/11/40	50	48,352
Republic of Poland Government International Bond (Poland),
Bonds, Series 10Y	5.375	02/12/35	90	92,160
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	5.750	09/16/30	180	181,578

TOTAL SOVEREIGN BONDS
(cost $926,472)				942,271

U.S. GOVERNMENT AGENCY OBLIGATIONS 24.3%
Federal Home Loan Mortgage Corp.	1.500	04/01/51	374	282,181
Federal Home Loan Mortgage Corp.	2.000	02/01/51	772	618,335
Federal Home Loan Mortgage Corp.	2.000	07/01/51	418	334,215
Federal Home Loan Mortgage Corp.	2.500	04/01/51	812	679,677
Federal Home Loan Mortgage Corp.	2.500	04/01/52	1,172	980,664
Federal Home Loan Mortgage Corp.	3.000	06/01/52	1,077	934,894
Federal Home Loan Mortgage Corp.	3.500	02/01/50	1,581	1,444,104
Federal Home Loan Mortgage Corp.	3.500	01/01/52	189	171,318
Federal Home Loan Mortgage Corp.	4.000	11/01/39	126	122,796
Federal Home Loan Mortgage Corp.	4.000	12/01/40	87	84,412
Federal Home Loan Mortgage Corp.	4.000	12/01/52	866	821,669
Federal Home Loan Mortgage Corp.	5.000	05/01/40	487	492,102
Federal Home Loan Mortgage Corp.	5.000	09/01/52	999	990,137
Federal Home Loan Mortgage Corp.	5.000	11/01/54	494	487,102
Federal Home Loan Mortgage Corp.	5.500	07/01/54	524	527,528
Federal Home Loan Mortgage Corp.	5.500	11/01/54	248	249,741
Federal National Mortgage Assoc.	1.500	12/01/50	300	226,529
Federal National Mortgage Assoc.	2.000	04/01/42	546	468,620
Federal National Mortgage Assoc.	2.000	05/01/51	621	496,564
Federal National Mortgage Assoc.	2.500	02/01/52	1,481	1,236,770
Federal National Mortgage Assoc.	2.500	04/01/52	236	196,653
Federal National Mortgage Assoc.	2.500	05/01/52	382	322,587
Federal National Mortgage Assoc.	3.000	07/01/43	132	120,545
Federal National Mortgage Assoc.	3.000	11/01/46	185	168,497

See Notes to Financial Statements.

PGIM Fixed Income ETFs 29

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.000%	01/01/47	277	$253,514
Federal National Mortgage Assoc.	3.000	11/01/48	213	194,144
Federal National Mortgage Assoc.	3.000	02/01/52	372	323,412
Federal National Mortgage Assoc.	3.000	03/01/52	360	316,889
Federal National Mortgage Assoc.	3.000	05/01/52	340	300,137
Federal National Mortgage Assoc.	3.500	12/01/46	496	465,640
Federal National Mortgage Assoc.	3.500	02/01/52	409	372,006
Federal National Mortgage Assoc.	4.000	02/01/41	100	97,843
Federal National Mortgage Assoc.	4.000	02/01/45	94	91,355
Federal National Mortgage Assoc.	4.000	05/01/52	196	183,236
Federal National Mortgage Assoc.	4.500	TBA	500	480,463
Federal National Mortgage Assoc.(tt)	4.500	TBA	500	480,854
Federal National Mortgage Assoc.	4.500	05/01/52	255	245,796
Federal National Mortgage Assoc.	4.500	06/01/52	187	180,681
Federal National Mortgage Assoc.	5.000	07/01/52	398	394,220
Federal National Mortgage Assoc.	5.000	03/01/53	818	809,861
Federal National Mortgage Assoc.	5.000	07/01/53	631	624,271
Government National Mortgage Assoc.	2.000	03/20/51	338	276,607
Government National Mortgage Assoc.	3.500	09/20/51	310	283,336
Government National Mortgage Assoc.	4.000	03/20/52	218	204,650
Government National Mortgage Assoc.	4.000	08/20/52	457	429,945
Government National Mortgage Assoc.	4.500	05/20/52	788	765,438
Government National Mortgage Assoc.	6.000	01/20/55	101	102,884
Tennessee Valley Authority, Sr. Unsec’d. Notes	1.500	09/15/31	15	12,968
Tennessee Valley Authority, Sr. Unsec’d. Notes	3.875	08/01/30	40	40,193
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250	02/01/55	80	77,256
Tennessee Valley Authority Generic Strips, Bonds	4.782(s)	07/15/34	5	3,290

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $21,047,172)				20,468,529

U.S. TREASURY OBLIGATIONS 29.8%
U.S. Treasury Bonds	1.625	11/15/50	2,060	1,062,831
U.S. Treasury Bonds	1.875	11/15/51	1,125	612,246
U.S. Treasury Bonds	2.000	11/15/41	2,080	1,425,775
U.S. Treasury Bonds	2.375	05/15/51	365	226,756
U.S. Treasury Bonds	3.000	02/15/49	1,840	1,336,300
U.S. Treasury Bonds	3.250	05/15/42	345	283,655
U.S. Treasury Bonds	4.125	08/15/44	1,505	1,367,198
U.S. Treasury Bonds	4.250	08/15/54	320	286,350
U.S. Treasury Bonds	4.750	11/15/53	677	658,171
U.S. Treasury Bonds	4.750	05/15/55	80	77,838
U.S. Treasury Bonds	4.750	08/15/55	550	535,305
U.S. Treasury Bonds	5.000	05/15/45	295	299,978
U.S. Treasury Notes	1.250	08/15/31	1,815	1,568,415
U.S. Treasury Notes	2.750	08/15/32	2,975	2,762,102
U.S. Treasury Notes	3.250	06/30/27	230	228,392
U.S. Treasury Notes	3.250	06/30/29	4,585	4,523,389
U.S. Treasury Notes	3.875	07/31/30	615	620,045
U.S. Treasury Notes	3.875	08/15/33	1,620	1,603,294
U.S. Treasury Notes	4.000	05/31/30	870	882,166
U.S. Treasury Notes	4.125	09/30/27	870	878,768
U.S. Treasury Notes	4.250	08/15/35	285	285,579
U.S. Treasury Notes	4.500	12/31/31	897	928,645
U.S. Treasury Notes	4.625	02/15/35	1,100	1,137,813
U.S. Treasury Strips Coupon(k)	2.221(s)	02/15/42	1,395	609,670
U.S. Treasury Strips Coupon	2.542(s)	02/15/46	450	157,094
U.S. Treasury Strips Coupon(k)	4.035(s)	08/15/44	1,005	379,434
U.S. Treasury Strips Coupon	5.273(s)	02/15/45	880	323,488

TOTAL U.S. TREASURY OBLIGATIONS
(cost $25,852,337)				25,060,697

See Notes to Financial Statements.

30

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

AFFILIATED EXCHANGE-TRADED FUND 5.0%

PGIM AAA CLO ETF
(cost $4,157,893)(wa)	81,141	$4,180,790

TOTAL LONG-TERM INVESTMENTS
(cost $86,520,343)		84,253,776

SHORT-TERM INVESTMENTS 2.4%

AFFILIATED MUTUAL FUND 2.4%

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)
(cost $2,032,357)(wa)	2,032,357	2,032,357

OPTIONS PURCHASED*~ 0.0%
(cost $192)		197

TOTAL SHORT-TERM INVESTMENTS
(cost $2,032,549)		2,032,554

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN 102.6%
(cost $88,552,892)		86,286,330

OPTION WRITTEN*~ (0.0)%
(premiums received $0)		(156)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN 102.6%
(cost $88,552,892)		86,286,174
Liabilities in excess of other assets(z) (2.6)%		(2,175,361)

NET ASSETS 100.0%		$84,110,813

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $500,000 is 0.6% of net assets.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Government National Mortgage Assoc.
(proceeds receivable $465,039)	4.000%	TBA	09/22/25	$(500)	$(466,373)

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 30 CMS Curve CAP	Call	BOA	05/13/26	1.30%	—	55	$2
2-Year 30 CMS Curve CAP	Call	CITI	05/13/26	1.30%	—	110	4

Total OTC Traded (cost $123)							$6

See Notes to Financial Statements.

PGIM Fixed Income ETFs 31

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Options Purchased (continued):

OTC Swaption

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 09/22/26 (cost $69)	Call	CITI	09/18/25	3.45%	3.45%(A)	1 Day SOFR(A)/ 4.340%	1,105	$191

Total Options Purchased (cost $192)								$197

Option Written:

OTC Swaption

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 09/22/26 (premiums received $0)	Call	CITI	09/18/25	3.42%	1DaySOFR(A)/4.340%	3.42%(A)	1,105	$(156)

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
33	2 Year U.S. Treasury Notes	Dec. 2025	$6,881,789	$10,349
21	5 Year U.S. Treasury Notes	Dec. 2025	2,298,844	7,612
12	10 Year U.S. Ultra Treasury Notes	Dec. 2025	1,372,875	7,983
16	30 Year UMBS TBA – 5.5% Coupon	Oct. 2025	1,607,375	5,294

				31,238

Short Positions:
2	30 Day Federal Funds	Sep. 2025	797,314	17
31	10 Year U.S. Treasury Notes	Dec. 2025	3,487,500	(10,215)
8	20 Year U.S. Treasury Bonds	Dec. 2025	914,000	(3,074)
4	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	466,250	(350)

				(13,622)

				$17,616

Credit default swap agreements outstanding at August 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2025(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues -Sell Protection(2):

Bank of America Corp.	12/20/25	1.000%(Q)	100	0.227%	$442	$247	$195	CITI
Republic of France	06/20/35	0.250%(Q)	30	0.697%	(1,067)	(1,038)	(29)	BARC

					$(625)	$(791)	$166

See Notes to Financial Statements.

32

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Credit default swap agreements outstanding at August 31, 2025 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2025(4)	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.IG.44.V1	06/20/30	1.000%(Q)	6,530	0.509%	$126,810	$154,248	$27,438

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at August 31, 2025:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
2,005	05/13/27	4.497%(A)	1 Day SOFR(2)(A)/ 4.340%	$423	$34,187	$33,764
1,250	05/13/29	4.253%(A)	1 Day SOFR(1)(A)/ 4.340%	(984)	(41,092)	(40,108)
70	05/11/54	1.350%(A)	1 Day SOFR(1)(A)/ 4.340%	30,504	33,249	2,745

				$29,943	$26,344	$(3,599)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreement outstanding at August 31, 2025:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Total Return Benchmark Bond Index(T)	1 Day SOFR -54bps(Q)/ 3.800%	JPM	09/19/25	(233)	$184	$—	$184

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 33

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$247	$(1,038)	$379	$(29)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed bybroker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$321,224
JPS	—	190,283

Total	$—	$511,507

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$2,287,402	$—
Collateralized Loan Obligations	—	2,681,633	—
Consumer Loans	—	579,913	—
Equipment	—	203,058	—
Commercial Mortgage-Backed Securities	—	4,702,399	—
Corporate Bonds	—	22,234,493	—
Municipal Bonds	—	181,502	—
Residential Mortgage-Backed Securities	—	731,089	—
Sovereign Bonds	—	942,271	—
U.S. Government Agency Obligations	—	20,468,529	—
U.S. Treasury Obligations	—	25,060,697	—
Affiliated Exchange-Traded Fund	4,180,790	—	—
Short-Term Investments
Affiliated Mutual Fund	2,032,357	—	—
Options Purchased	—	197	—

Total	$6,213,147	$80,073,183	$—

Liabilities
Option Written	$—	$(156)	$—

Other Financial Instruments*
Assets
Futures Contracts	$31,255	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	27,438	—
OTC Credit Default Swap Agreement	—	442	—
Centrally Cleared Interest Rate Swap Agreements	—	36,509	—
OTC Total Return Swap Agreement	—	184	—

Total	$31,255	$64,573	$—

See Notes to Financial Statements.

34

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Forward Commitment Contract	$—	$(466,373)	$—
Futures Contracts	(13,639)	—	—
OTC Credit Default Swap Agreement	—	(1,067)	—
Centrally Cleared Interest Rate Swap Agreement	—	(40,108)	—

Total	$(13,639)	$(507,548)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

U.S. Treasury Obligations	29.8%
U.S. Government Agency Obligations	24.3
Banks	6.3
Commercial Mortgage-Backed Securities	5.6
Affiliated Exchange-Traded Fund	5.0
Electric	3.3
Collateralized Loan Obligations	3.2
Automobiles	2.7
Affiliated Mutual Fund	2.4
Real Estate Investment Trusts (REITs)	2.1
Pipelines	1.9
Pharmaceuticals	1.5
Sovereign Bonds	1.1
Healthcare-Services	1.1
Oil & Gas	0.9
Residential Mortgage-Backed Securities	0.9
Mining	0.8
Aerospace & Defense	0.8
Telecommunications	0.8
Agriculture	0.7
Consumer Loans	0.7
Chemicals	0.6
Insurance	0.6
Semiconductors	0.6
Diversified Financial Services	0.4
Commercial Services	0.4
Home Builders	0.4
Beverages	0.4
Miscellaneous Manufacturing	0.3
Retail	0.3

Equipment	0.3%
Foods	0.2
Engineering & Construction	0.2
Trucking & Leasing	0.2
Municipal Bonds	0.2
Media	0.2
Computers	0.2
Software	0.2
Gas	0.1
Biotechnology	0.1
Iron/Steel	0.1
Machinery-Diversified	0.1
Lodging	0.1
Packaging & Containers	0.1
Auto Manufacturers	0.1
Building Materials	0.1
Transportation	0.1
Airlines	0.1
Machinery-Construction & Mining	0.0	*
Options Purchased	0.0	*

	102.6
Option Written	(0.0	)*
Liabilities in excess of other assets	(2.6)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$27,438*	—	$ —

See Notes to Financial Statements.

PGIM Fixed Income ETFs 35

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Premiums paid for OTC swap agreements	$247		Premiums received for OTC swap agreements	$1,038

Credit contracts	Unrealized appreciation on OTC swap agreements	195		Unrealized depreciation on OTC swap agreements	29

Interest rate contracts	Due from/to broker-variation margin futures	31,255	*	Due from/to broker-variation margin futures	13,639	*

Interest rate contracts	Due from/to broker-variation margin swaps	36,509	*	Due from/to broker-variation margin swaps	40,108	*

Interest rate contracts	Unaffiliated investments	197		Options written outstanding, at value	156

Interest rate contracts	Unrealized appreciation on OTC swap agreements	184		—	—

		$96,025			$54,970

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$27,626
Interest rate contracts	217	348	69,637	(7,424)

Total	$217	$348	$69,637	$20,202

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$11,265
Interest rate contracts	5	(156)	(647)	10,710

Total	$5	$(156)	$(647)	$21,975

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 84
Options Written (2)	543,000
Futures Contracts - Long Positions (2)	7,057,966
Futures Contracts - Short Positions (2)	2,582,677
Interest Rate Swap Agreements (2)	6,133,000
Credit Default Swap Agreements - Sell Protection (2)	4,840,000
Total Return Swap Agreements (2)	245,109

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

36

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$—	$(1,067)	$(1,067)	$—	$(1,067)
BOA	2	—	2	—	2
CITI	637	(156)	481	—	481
JPM	184	—	184	—	184

	$823	$(1,223)	$(400)	$—	$(400)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 37

PGIM Active Aggregate Bond ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $82,362,642)	$80,073,183
Affiliated investments (cost $6,190,250)	6,213,147
Receivable for investments sold	1,067,862
Dividends and interest receivable	484,455
Due from broker—variation margin futures	10,261
Due from broker—variation margin swaps	2,582
Unrealized appreciation on OTC swap agreements	379
Premiums paid for OTC swap agreements	247

Total Assets	87,852,116

Liabilities

Payable for investments purchased	3,261,888
Forward commitment contracts, at value (proceeds receivable $465,039)	466,373
Management fee payable	11,819
Premiums received for OTC swap agreements	1,038
Options written outstanding, at value (premiums received $0)	156
Unrealized depreciation on OTC swap agreements	29

Total Liabilities	3,741,303

Net Assets	$84,110,813

Net assets were comprised of:
Shares of beneficial interest, at par	$1,975
Paid-in capital in excess of par	90,826,727
Total distributable earnings (loss)	(6,717,889)

Net assets, August 31, 2025	$84,110,813

Net asset value, offering price and redemption price per share. ($84,110,813 ÷ 1,975,000 shares of common stock issued and outstanding)	$42.59

See Notes to Financial Statements.

38

PGIM Active Aggregate Bond ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$2,484,438
Affiliated dividend income	198,402

Total income	2,682,840

Expenses
Management fee	118,360
Less: Fee waiver and/or expense reimbursement	(17,891)

Net expenses	100,469

Net investment income (loss)	2,582,371

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(1,345,599)
Affiliated net capital gain distributions received	1,291
Futures transactions	69,637
Options written transactions	348
Swap agreement transactions	20,202

(1,254,121)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $22,897)	964,013
Futures	(647)
Options written	(156)
Swap agreements	21,975

985,185

Net gain (loss) on investment transactions	(268,936)

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,313,435

See Notes to Financial Statements.

PGIM Fixed Income ETFs 39

PGIM Active Aggregate Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$2,582,371	$1,763,839

Net realized gain (loss) on investment transactions	(1,255,412)	(716,151)

Affiliated net capital gain distributions received	1,291	—

Net change in unrealized appreciation (depreciation) on investments	985,185	2,414,520

Net increase (decrease) in net assets resulting from operations	2,313,435	3,462,208

Dividends and Distributions

Distributions from distributable earnings	(2,498,883)	(1,785,302)

Fund share transactions

Net proceeds from shares sold (1,275,000 and 25,000 shares, respectively)	53,883,457	1,020,925

Cost of shares purchased (350,000 and 25,000 shares, respectively)	(14,627,000)	(1,052,213)

Net increase (decrease) in net assets from Fund share transactions	39,256,457	(31,288)

Total increase (decrease)	39,071,009	1,645,618

Net Assets:

Beginning of year	45,039,804	43,394,186

End of year	$84,110,813	$45,039,804

See Notes to Financial Statements.

40

PGIM Active Aggregate Bond ETF

Financial Highlights

	Year Ended August 31,				April 12, 2021(a) through
	2025	2024	2023	2022	August 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$42.90	$41.33	$43.19	$51.07	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.75	1.66	1.44	0.95	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.32)	1.59	(1.83)	(7.27)	1.05
Total from investment operations	1.43	3.25	(0.39)	(6.32)	1.30
Less Dividends and Distributions:
Dividends from net investment income	(1.74)	(1.68)	(1.47)	(1.02)	(0.23)
Distributions from net realized gains	-	-	-	(0.54)	-
Total dividends and distributions	(1.74)	(1.68)	(1.47)	(1.56)	(0.23)
Net asset value, end of period	$42.59	$42.90	$41.33	$43.19	$51.07
Total Return(c):	3.45%	8.13%	(0.92)%	(12.62)%	2.59%

Ratios/Supplemental Data:
Net assets, end of period (000)	$84,111	$45,040	$43,394	$43,186	$26,810
Average net assets (000)	$62,295	$43,993	$42,451	$38,280	$27,915
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.16%	0.18%	0.19%	0.19%	0.19	%(e)
Expenses before waivers and/or expense reimbursement	0.19%	0.19%	0.19%	0.19%	0.19	%(e)
Net investment income (loss)	4.15%	4.01%	3.44%	2.02%	1.28	%(e)
Portfolio turnover rate(f)(g)	134%	67%	142%	409%	337%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 41

PGIM Active High Yield Bond ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.7%

ASSET-BACKED SECURITIES 0.3%

Collateralized Loan Obligations

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.068%(c)	07/15/30	100	$99,889
BlueMountain Fuji US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)	5.587(c)	10/20/30	182	182,428
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.608(c)	10/15/32	994	994,723

TOTAL ASSET-BACKED SECURITIES (cost $1,273,060)				1,277,040

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.2%
BX Trust,
Series 2019-OC11, Class E, 144A	4.075(cc)	12/09/41	570	525,481
ROCK Trust,
Series 2024-CNTR, Class E, 144A	8.819	11/13/41	250	264,026

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $767,436)				789,507

CORPORATE BONDS 85.8%

Advertising 0.1%

Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A	7.500	06/01/29	528	490,674

Aerospace & Defense 2.3%

ATI, Inc.,
Sr. Unsec’d. Notes	7.250	08/15/30	573	603,423
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	702	695,012
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,634	1,637,137
Sr. Unsec’d. Notes, 144A	6.750	06/15/33	332	344,815
Sr. Unsec’d. Notes, 144A	7.000	06/01/32	157	163,817
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	712	712,712
Sr. Unsec’d. Notes, 144A	7.250	07/01/31	207	218,029
Sr. Unsec’d. Notes, 144A	7.450	05/01/34	100	108,895
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	234	244,238
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	1,131	1,133,827
Sr. Unsec’d. Notes, 144A	8.750	11/15/30	148	159,655
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	913	894,067
Gtd. Notes, 144A	6.375	05/31/33	433	439,029
Sr. Sec’d. Notes, 144A	6.375	03/01/29	618	633,017
Sr. Sec’d. Notes, 144A	6.625	03/01/32	256	263,755
Sr. Sec’d. Notes, 144A	6.750	08/15/28	1,234	1,260,859

				9,512,287

Airlines 1.4%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	232	237,943
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	1,735	1,737,236
Sr. Sec’d. Notes, 144A	5.750	04/20/29	516	517,290
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	400	398,770
Sr. Sec’d. Notes, 144A	4.625	04/15/29	1,077	1,060,914

See Notes to Financial Statements.

42

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)

VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375%	02/01/30	418	$401,259
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	477	481,708
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	1,065	1,107,930

				5,943,050

Apparel 0.5%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	199	187,444
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	347	346,555
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,924	1,762,353

				2,296,352

Auto Manufacturers 1.3%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	1,000	979,979
Sr. Unsec’d. Notes	5.800	03/08/29	200	202,237
Sr. Unsec’d. Notes	5.875	11/07/29	200	202,263
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A	8.750	12/15/31	562	580,465
New Flyer Holdings, Inc. (Canada),
Sec’d. Notes, 144A	9.250	07/01/30	307	329,178
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.810	09/17/30	200	186,770
Sr. Unsec’d. Notes, 144A	7.500	07/17/30	660	686,954
Sr. Unsec’d. Notes, 144A	7.750	07/17/32	1,000	1,043,750
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	1,576	1,236,415

				5,448,011

Auto Parts & Equipment 1.9%

Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000	04/15/28	1,435	1,475,137
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27	247	247,669
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	8.500	05/15/27	760	763,739
Sr. Sec’d. Notes, 144A	6.750	02/15/30	214	221,483
Dana, Inc.,
Sr. Unsec’d. Notes	5.625	06/15/28	458	457,639
Garrett Motion Holdings, Inc./Garrett LX I Sarl,
Gtd. Notes, 144A	7.750	05/31/32	475	497,146
Phinia, Inc.,
Gtd. Notes, 144A	6.625	10/15/32	65	66,803
Sr. Sec’d. Notes, 144A	6.750	04/15/29	442	456,854
Qnity Electronics, Inc.,
Sr. Sec’d. Notes, 144A	5.750	08/15/32	125	127,096
Sr. Unsec’d. Notes, 144A	6.250	08/15/33	75	77,527
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	2,990	2,990,753
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	427	427,672

				7,809,518

See Notes to Financial Statements.

PGIM Fixed Income ETFs 43

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 1.0%

Bank of America Corp.,
Jr. Sub. Notes	6.250%(ff)	07/26/30(oo)	330	$330,474
Jr. Sub. Notes	6.625(ff)	05/01/30(oo)	75	77,340

Citigroup, Inc.,
Jr. Sub. Notes, Series EE	6.750(ff)	02/15/30(oo)	135	136,302
Jr. Sub. Notes, Series FF	6.950(ff)	02/15/30(oo)	198	201,643
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30(oo)	145	147,841
Jr. Sub. Notes, Series X	3.875(ff)	02/18/26(oo)	736	728,523

Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27	247	247,892
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	978	1,045,225
Sr. Unsec’d. Notes, 144A	12.250	10/01/30	783	868,441

Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	6.850(ff)	02/10/30(oo)	205	210,883

Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	200	186,918

Wells Fargo & Co.,
Jr. Sub. Notes	6.850(ff)	09/15/29(oo)	50	52,439

				4,233,921

Building Materials 1.6%

Builders FirstSource, Inc.,
Gtd. Notes, 144A	5.000	03/01/30	295	291,901

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	531	510,767

Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	824	635,083

CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.750	07/15/30	125	128,981

EMRLD Borrower LP/Emerald Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A	6.750	07/15/31	175	181,137

Griffon Corp.,
Gtd. Notes	5.750	03/01/28	26	25,949

JH North America Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.875	01/31/31	35	35,375

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC,
Sr. Sec’d. Notes, 144A	6.750	04/01/32	55	56,696

MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	544	535,318

Quikrete Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.375	03/01/32	1,538	1,586,027
Sr. Unsec’d. Notes, 144A	6.750	03/01/33	233	241,382

Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	302	302,780
Sr. Sec’d. Notes, 144A	8.875	11/15/31	670	715,069

Standard Building Solutions, Inc.,
Sr. Unsec’d. Notes, 144A	6.250	08/01/33	759	775,022
Sr. Unsec’d. Notes, 144A	6.500	08/15/32	398	410,931

Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	144	130,886
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	406	389,176

				6,952,480

Chemicals 1.7%

Ashland, Inc.,
Sr. Unsec’d. Notes	6.875	05/15/43	448	469,887

See Notes to Financial Statements.

44

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

ASP Unifrax Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 5.850% and PIK 1.250% or Cash coupon 7.100%	7.100%	09/30/29	224	$111,080
Avient Corp.,
Sr. Unsec’d. Notes, 144A	6.250	11/01/31	652	664,361

Celanese US Holdings LLC,
Gtd. Notes	6.850	11/15/28	248	258,657
Gtd. Notes	7.200	11/15/33	18	18,703

Chemours Co. (The),
Gtd. Notes, 144A	8.000	01/15/33	111	108,686

Cornerstone Chemical Co. LLC,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%^	10.000	05/07/29	41	38,810

Inversion Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.750	08/01/32	250	247,577

Methanex US Operations, Inc.,
Gtd. Notes, 144A	6.250	03/15/32	457	461,242

Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	1,500	1,436,889
Sr. Sec’d. Notes, 144A	7.125	10/01/27	200	203,668
Sr. Sec’d. Notes, 144A	7.250	06/15/31	800	818,575
Sr. Sec’d. Notes, 144A	9.750	11/15/28	600	629,222
Sr. Unsec’d. Notes, 144A	6.250	10/01/29	800	780,894

SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	587	572,795

SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A	3.125	03/15/27	200	194,052

Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	255	188,076

				7,203,174

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250	10/01/29	270	221,346

Commercial Services 4.5%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	279	277,869

Allied Universal Holdco LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/31	633	664,899

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875	06/15/30	1,267	1,305,406
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	400	395,586

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	800	781,432

Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000	06/01/29	207	196,914

AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	846	789,735
Gtd. Notes, 144A	4.625	10/01/27	87	85,605

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28	449	434,897
Gtd. Notes, 144A	5.375	03/01/29	434	420,988

Block, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	08/15/30	328	335,816
Sr. Unsec’d. Notes, 144A	6.000	08/15/33	220	225,841

Boost Newco Borrower LLC,
Sr. Sec’d. Notes, 144A	7.500	01/15/31	450	477,289

Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	301	284,802

See Notes to Financial Statements.

PGIM Fixed Income ETFs 45

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

DCLI Bidco LLC,
Second Mortgage, 144A	7.750%	11/15/29	477	$488,498

Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	1,562	1,560,282
Gtd. Notes, 144A	6.625	06/15/29	320	329,665
Gtd. Notes, 144A	7.250	06/15/33	235	246,444
Sr. Unsec’d. Notes, 144A	7.000	06/15/30	726	755,559

Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	162	150,277
Sr. Sec’d. Notes, 144A	12.625	07/15/29	212	219,744

Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	1,739	1,736,348

NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	537	524,050

Service Corp. International,
Sr. Unsec’d. Notes	3.375	08/15/30	255	235,370
Sr. Unsec’d. Notes	4.000	05/15/31	469	440,867

Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A	6.750	08/15/32	484	501,875

United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	420	387,135
Gtd. Notes	3.875	02/15/31	273	257,387
Gtd. Notes	4.875	01/15/28	2,348	2,334,951

Veritiv Operating Co.,
Sr. Sec’d. Notes, 144A	10.500	11/30/30	660	714,526

VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	371	395,829

WEX, Inc.,
Gtd. Notes, 144A	6.500	03/15/33	593	607,200

Williams Scotsman, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/15/29	143	146,798
Sr. Sec’d. Notes, 144A	6.625	04/15/30	420	433,981

				19,143,865

Computers 1.2%

Amentum Holdings, Inc.,
Gtd. Notes, 144A	7.250	08/01/32	354	369,445

Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31	601	632,859

McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	2,239	2,070,298

NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	800	867,551

NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	688	678,201
Gtd. Notes, 144A	5.125	04/15/29	269	265,889
Gtd. Notes, 144A	5.250	10/01/30	7	6,727

Seagate Data Storage Technology Pte Ltd.,
Gtd. Notes, 144A	5.875	07/15/30	135	136,519

				5,027,489

See Notes to Financial Statements.

46

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale 0.4%

Velocity Vehicle Group LLC,
Sr. Unsec’d. Notes, 144A	8.000%	06/01/29	40	$40,555
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A	8.500	06/15/30	1,429	1,519,987

				1,560,542

Diversified Financial Services 5.9%

Azorra Finance Ltd.,
Gtd. Notes, 144A	7.250	01/15/31	213	219,635
Gtd. Notes, 144A	7.750	04/15/30	375	393,675

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	9.750	03/15/29	175	186,990
Sub. Notes, 144A	8.375(ff)	06/15/35	190	195,803

Encore Capital Group, Inc.,
Sr. Sec’d. Notes, 144A	8.500	05/15/30	200	211,287

Freedom FDG Center LLC,
Gtd. Notes, 144A^	13.000	08/10/37	400	400,000

Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	8.375	04/01/32	50	51,643
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	65	68,163

GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A	8.000	02/15/27	999	1,025,364

goeasy Ltd. (Canada),
Gtd. Notes, 144A	6.875	05/15/30	70	71,008
Gtd. Notes, 144A	6.875	02/15/31	175	174,982
Gtd. Notes, 144A	9.250	12/01/28	1,525	1,602,394
Sr. Unsec’d. Notes, 144A	7.375	10/01/30	280	288,518
Sr. Unsec’d. Notes, 144A	7.625	07/01/29	169	174,999

Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Sec’d. Notes, 144A	6.625	10/15/31	200	200,749
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	200	194,354

Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	6.400	03/26/29	137	143,727
Sr. Unsec’d. Notes, 144A	6.500	03/26/31	105	112,217

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	909	919,171
Gtd. Notes, 144A	5.750	11/15/31	90	90,981
Gtd. Notes, 144A	6.000	01/15/27	1,329	1,330,289
Gtd. Notes, 144A	6.500	08/01/29	302	309,273

Navient Corp.,
Sr. Unsec’d. Notes	4.875	03/15/28	500	491,038
Sr. Unsec’d. Notes	5.000	03/15/27	225	223,403
Sr. Unsec’d. Notes	5.500	03/15/29	175	172,901
Sr. Unsec’d. Notes	6.750	06/15/26	1,572	1,589,954

Nomura Holdings, Inc. (Japan),
Jr. Sub. Notes	7.000(ff)	07/15/30(oo)	200	204,750

OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	613	587,601
Gtd. Notes	4.000	09/15/30	370	342,140
Gtd. Notes	5.375	11/15/29	971	961,794
Gtd. Notes	6.125	05/15/30	150	152,441
Gtd. Notes	6.625	01/15/28	496	508,788
Gtd. Notes	6.625	05/15/29	65	66,914
Gtd. Notes	6.750	03/15/32	617	631,978
Gtd. Notes	7.125	03/15/26	818	829,119

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	247	238,121
Gtd. Notes, 144A	5.750	09/15/31	75	73,549

See Notes to Financial Statements.

PGIM Fixed Income ETFs 47

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

PennyMac Financial Services, Inc., (cont’d.)
Gtd. Notes, 144A	6.750%	02/15/34	326	$328,217
Gtd. Notes, 144A	6.875	05/15/32	1,148	1,176,205
Gtd. Notes, 144A	7.125	11/15/30	850	881,541
Gtd. Notes, 144A	7.875	12/15/29	229	243,441

PHH Escrow Issuer LLC/PHH Corp.,
Sr. Unsec’d. Notes, 144A	9.875	11/01/29	516	518,050

PRA Group, Inc.,
Gtd. Notes, 144A	5.000	10/01/29	253	237,295
Gtd. Notes, 144A	8.375	02/01/28	150	154,430
Gtd. Notes, 144A	8.875	01/31/30	606	637,072

Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125	08/01/30	1,240	1,276,031
Gtd. Notes, 144A	6.375	08/01/33	1,254	1,301,307

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	2.875	10/15/26	775	758,353
Gtd. Notes, 144A	3.625	03/01/29	402	383,412
Gtd. Notes, 144A	3.875	03/01/31	246	230,006
Gtd. Notes, 144A	4.000	10/15/33	956	862,762

United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.500	04/15/29	25	24,639
Sr. Unsec’d. Notes, 144A	5.750	06/15/27	75	74,878

UWM Holdings LLC,
Gtd. Notes, 144A	6.625	02/01/30	294	298,720

				24,826,072

Electric 3.3%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	887	842,377
Sr. Sec’d. Notes, 144A	4.500	02/15/28	548	542,955
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	369	364,765
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	762	755,796
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	698	697,253

Edison International,
Jr. Sub. Notes	8.125(ff)	06/15/53	50	49,967

NRG Energy, Inc.,
Gtd. Notes, 144A	3.375	02/15/29	131	124,232
Gtd. Notes, 144A	3.625	02/15/31	713	657,659
Gtd. Notes, 144A	3.875	02/15/32	45	41,411
Gtd. Notes, 144A	6.000	02/01/33	581	589,404
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)	1,562	1,721,312

PG&E Corp.,
Jr. Sub. Notes	7.375(ff)	03/15/55	762	755,935
Sr. Sec’d. Notes	5.000	07/01/28	600	593,357
Sr. Sec’d. Notes	5.250	07/01/30	608	592,871

Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	2,387	2,419,775
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	1,107	1,132,861

Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29	183	178,973
Gtd. Notes, 144A	5.000	07/31/27	1,249	1,246,258
Gtd. Notes, 144A	5.500	09/01/26	195	195,122
Gtd. Notes, 144A	5.625	02/15/27	341	340,891

				13,843,174

See Notes to Financial Statements.

48

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.6%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375%	03/31/29	194	$185,791

EnerSys,
Gtd. Notes, 144A	6.625	01/15/32	35	36,100

WESCO Distribution, Inc.,
Gtd. Notes, 144A	6.375	03/15/29	430	443,199
Gtd. Notes, 144A	6.375	03/15/33	184	190,730
Gtd. Notes, 144A	7.250	06/15/28	1,706	1,731,563

				2,587,383

Electronics 0.2%

Coherent Corp.,
Gtd. Notes, 144A	5.000	12/15/29	150	147,514

Sensata Technologies BV,
Gtd. Notes, 144A	4.000	04/15/29	400	382,944

Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	295	271,189

				801,647

Engineering & Construction 0.2%

AECOM,
Gtd. Notes, 144A	6.000	08/01/33	412	419,640

Brundage-Bone Concrete Pumping Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.500	02/01/32	80	79,867

TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	170	162,291
Gtd. Notes, 144A	4.125	02/15/32	90	83,950

				745,748

Entertainment 2.7%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625	10/15/29	2,393	2,283,144
Sr. Sec’d. Notes, 144A	7.000	02/15/30	366	378,728

CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	170	169,979

Churchill Downs, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	659	659,759

Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	657	637,431

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	1,409	1,363,043

Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	289	269,305
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	768	767,647

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	110	65,369

Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	02/01/33	779	788,291

Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	597	573,096

Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32	889	938,395

Warnermedia Holdings, Inc.,
Gtd. Notes	5.141	03/15/52	1,069	667,460

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	627	626,325

See Notes to Financial Statements.

PGIM Fixed Income ETFs 49

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., (cont’d.)
Gtd. Notes, 144A	6.250%	03/15/33	380	$384,835
Gtd. Notes, 144A	7.125	02/15/31	936	1,007,106

				11,579,913

Environmental Control 1.2%
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	859	836,503
Gtd. Notes, 144A	4.375	08/15/29	475	461,624
Gtd. Notes, 144A	4.750	06/15/29	704	692,440
Reworld Holding Corp.,
Gtd. Notes	5.000	09/01/30	625	597,098
Gtd. Notes, 144A	4.875	12/01/29	1,249	1,209,095
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	02/01/33	404	422,268
Wrangler Holdco Corp. (Canada),
Gtd. Notes, 144A	6.625	04/01/32	730	758,288

				4,977,316

Foods 1.4%
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27	787	752,581
Sr. Sec’d. Notes, 144A	8.000	09/15/28	1,685	1,657,338
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.000	07/01/31	EUR 194	228,663
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30	236	226,351
Gtd. Notes, 144A	4.375	01/31/32	844	793,744
Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32	402	363,866
Gtd. Notes	4.250	04/15/31	674	649,778
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30	345	332,615
Gtd. Notes, 144A	5.500	12/15/29	620	618,558
Gtd. Notes, 144A	6.250	10/15/34	100	101,010
Gtd. Notes, 144A	6.375	03/01/33	20	20,246
Sr. Unsec’d. Notes, 144A	4.500	09/15/31	266	248,088

				5,992,838

Forest Products & Paper 0.1%
Magnera Corp.,
Sr. Sec’d. Notes, 144A	7.250	11/15/31	640	605,879

Gas 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27	477	475,927
Sr. Unsec’d. Notes, 144A	9.500	06/01/30	175	183,230
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	7.500	05/01/33	294	322,629
Sr. Sec’d. Notes, 144A	7.750	05/01/35	218	242,791

				1,224,577

Healthcare-Products 0.7%
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29	2,967	2,850,892

See Notes to Financial Statements.

50

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 4.0%
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	5.250%	05/15/30	600	$537,853
Sr. Sec’d. Notes, 144A	6.000	01/15/29	456	439,883
Sr. Sec’d. Notes, 144A	9.750	01/15/34	1,156	1,172,843
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	3,587	3,272,078
Gtd. Notes, 144A	4.625	06/01/30	1,142	1,099,388
HCA, Inc.,
Gtd. Notes	7.500	11/06/33	50	57,154
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	1,606	1,527,090
Sr. Sec’d. Notes, 144A	8.375	02/15/32	979	1,038,697
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	1,156	1,012,745
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	647	658,634
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	9.375	09/01/29	1,501	1,549,334
Select Medical Corp.,
Gtd. Notes, 144A	6.250	12/01/32	104	104,543
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.250	06/01/29	1,278	1,244,657
Sr. Sec’d. Notes	4.375	01/15/30	2,864	2,779,291
Sr. Unsec’d. Notes	6.875	11/15/31	210	225,488

				16,719,678

Holding Companies-Diversified 0.5%
Clue Opco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	1,783	1,898,729

Home Builders 3.6%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	456	439,007
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	287	271,255
Sr. Unsec’d. Notes, 144A	6.875	08/01/33	497	498,064
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	1,245	1,242,320
Gtd. Notes	7.250	10/15/29	711	719,134
Sr. Unsec’d. Notes, 144A	7.500	03/15/31	708	718,310
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	411	377,388
Gtd. Notes, 144A	6.250	09/15/27	2,778	2,768,388
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	124	116,285
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	150	153,956
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000	03/01/28	388	385,172
Gtd. Notes, 144A	6.500	03/15/33	474	482,901
KB Home,
Gtd. Notes	4.000	06/15/31	878	819,174
Gtd. Notes	4.800	11/15/29	246	242,462
M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	278	262,206
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	572	550,247
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	1,936	1,928,004
New Home Co., Inc. (The),
Sr. Unsec’d. Notes, 144A	8.500	11/01/30	343	355,648
Sr. Unsec’d. Notes, 144A	9.250	10/01/29	80	84,510

See Notes to Financial Statements.

PGIM Fixed Income ETFs 51

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750%	02/15/28	416	$410,709
Sr. Unsec’d. Notes	4.750	04/01/29	502	489,210
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	180	188,839
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	777	783,460
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	321	320,117
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	475	475,447
Gtd. Notes	5.700	06/15/28	115	116,906

				15,199,119

Home Furnishings 0.1%

Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	65	65,828
Sr. Unsec’d. Notes	6.500	06/15/33	275	276,612

				342,440

Household Products/Wares 0.5%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	1,198	1,075,501
Kronos Acquisition Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A	8.250	06/30/31	472	352,820
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	1,197	605,012

				2,033,333

Housewares 0.7%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.375	05/15/30	172	169,798
Sr. Unsec’d. Notes	6.625	05/15/32	314	307,460
Sr. Unsec’d. Notes	7.000	04/01/46	250	217,459
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	504	532,707
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	596	548,045
Gtd. Notes	4.375	02/01/32	615	567,610
SWF Holdings I Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	1,036	414,988

				2,758,067

Insurance 1.1%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250	02/01/29	2,482	2,581,553
Sr. Unsec’d. Notes, 144A	8.500	06/15/29	614	645,864
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	752	733,309
Ardonagh Finco Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A	7.750	02/15/31	200	209,222
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	358	356,233

				4,526,181

Internet 0.6%

Gen Digital, Inc.,
Gtd. Notes, 144A	6.250	04/01/33	702	722,069

See Notes to Financial Statements.

52

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet (cont’d.)

Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500%	03/01/29	1,069	$1,013,353
Snap, Inc.,
Gtd. Notes, 144A	6.875	03/01/33	561	567,788
Sr. Unsec’d. Notes, 144A	6.875	03/15/34	295	295,732

				2,598,942

Iron/Steel 1.5%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	1,763	1,767,067
Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	260	270,525
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	304	307,335
Gtd. Notes, 144A	6.875	11/01/29	277	281,156
Gtd. Notes, 144A	7.000	03/15/32	372	370,545
Gtd. Notes, 144A	7.375	05/01/33	200	199,448
Gtd. Notes, 144A	7.500	09/15/31	1,220	1,237,254
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	8.125	05/01/27	1,250	1,250,588
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	535	558,117
Sr. Unsec’d. Notes, 144A, MTN	8.000	11/01/27	127	129,186

				6,371,221

Leisure Time 2.1%
Amer Sports Co. (Finland),
Sr. Sec’d. Notes, 144A	6.750	02/16/31	248	258,758
Carnival Corp.,
Sr. Sec’d. Notes, 144A	4.000	08/01/28	2,417	2,370,096
Sr. Unsec’d. Notes, 144A	5.750	08/01/32	475	482,838
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	6.750	02/15/27	287	289,130
Sr. Sec’d. Notes, 144A	7.000	09/15/30	305	312,267
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	756	756,378
Sr. Sec’d. Notes, 144A	5.875	02/15/27	281	280,567
Sr. Sec’d. Notes, 144A	8.125	01/15/29	250	262,030
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	768	780,480
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	552	567,572
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	263	280,424
NCL Finance Ltd.,
Gtd. Notes, 144A	6.125	03/15/28	525	532,901
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	500	508,900
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	23	22,966
Gtd. Notes, 144A	9.125	07/15/31	130	139,554
Sr. Unsec’d. Notes, 144A	7.000	02/15/29	150	150,885
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	758	757,250
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	297	294,755

				9,047,751

See Notes to Financial Statements.

PGIM Fixed Income ETFs 53

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging 1.1%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750%	06/15/31	759	$730,827

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	206	187,943

MGM Resorts International,
Gtd. Notes	4.625	09/01/26	384	382,672
Gtd. Notes	4.750	10/15/28	815	810,178
Gtd. Notes	5.500	04/15/27	780	784,901
Gtd. Notes	6.125	09/15/29	487	497,519
Gtd. Notes	6.500	04/15/32	250	256,385

Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	500	483,563
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	600	595,773

				4,729,761

Machinery-Construction & Mining 0.3%

Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	422	415,234
Gtd. Notes, 144A	6.250	10/15/32	748	757,157

				1,172,391

Machinery-Diversified 0.7%

Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	1,208	1,294,799
Sr. Sec’d. Notes, 144A	7.500	01/01/30	697	729,801

GrafTech Finance, Inc.,
Sec’d. Notes, 144A	4.625	12/23/29	631	447,866

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	511	541,616

				3,014,082

Media 4.2%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	4,213	3,854,059
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	855	788,993
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	202	200,427
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	50	49,756
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	324	321,398
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	126	126,118

CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	200	127,972
Gtd. Notes, 144A	4.125	12/01/30	200	131,616
Gtd. Notes, 144A	5.375	02/01/28	2,480	2,285,319
Gtd. Notes, 144A	5.500	04/15/27	2,075	1,997,087
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	900	394,992
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	200	93,839

DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	1,331	1,097,463
Gtd. Notes	7.375	07/01/28	557	504,135
Gtd. Notes	7.750	07/01/26	263	255,703

DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	775	819,731

Gray Media, Inc.,
Gtd. Notes, 144A	5.375	11/15/31	540	398,380
Sec’d. Notes, 144A	9.625	07/15/32	214	215,066
Sr. Sec’d. Notes, 144A	7.250	08/15/33	329	324,369

See Notes to Financial Statements.

54

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

iHeartCommunications, Inc.,
Sr. Sec’d. Notes, 144A	7.750%	08/15/30	546	$433,179
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	184	177,526
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	9.250	03/25/30	601	375,447
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A	8.125	02/15/33	546	559,529
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	440	413,863
Sr. Sec’d. Notes, 144A	8.000	08/15/28	381	395,350
Sr. Sec’d. Notes, 144A	9.375	08/01/32	928	977,999
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	05/15/29	400	392,516
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	250	220,870

				17,932,702

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	10/15/29	512	497,701

Mining 2.0%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	55	58,318
Unsec’d. Notes, 144A	11.500	10/01/31	330	367,414
Capstone Copper Corp. (Canada),
Gtd. Notes, 144A	6.750	03/31/33	365	374,968
Century Aluminum Co.,
Sr. Sec’d. Notes, 144A	6.875	08/01/32	165	169,022
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	915	918,431
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	7.250	02/15/34	445	447,781
Gtd. Notes, 144A	8.000	03/01/33	445	461,354
Gtd. Notes, 144A	8.625	06/01/31	400	417,000
Sec’d. Notes, 144A	9.375	03/01/29	400	423,960
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	89	90,128
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	1,863	1,849,642
Gtd. Notes, 144A	6.125	04/01/29	396	399,057
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	90	93,788
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	209	189,668
Gtd. Notes, 144A	4.750	01/30/30	425	408,955
Gtd. Notes, 144A	6.875	01/30/30	1,342	1,392,504
Taseko Mines Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.250	05/01/30	476	499,153

				8,561,143

Miscellaneous Manufacturing 0.5%

Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	289	279,199
Sr. Unsec’d. Notes, 144A	6.375	03/15/33	102	104,662

See Notes to Financial Statements.

PGIM Fixed Income ETFs 55

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)

Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125%	03/15/30	270	$278,138
Sr. Unsec’d. Notes, 144A	6.250	03/15/33	395	408,503
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	1,084	1,122,904

				2,193,406

Office/Business Equipment 0.0%

Zebra Technologies Corp.,
Gtd. Notes, 144A	6.500	06/01/32	80	82,147

Oil & Gas 6.1%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29	236	246,626
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^	7.875	12/15/24(d)	310	—
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	819	989,189
Sr. Unsec’d. Notes, 144A	6.625	10/15/32	470	478,546
Sr. Unsec’d. Notes, 144A	6.625	07/15/33	444	451,977
Baytex Energy Corp. (Canada),
Gtd. Notes, 144A	7.375	03/15/32	40	38,939
Gtd. Notes, 144A	8.500	04/30/30	70	71,248
Civitas Resources, Inc.,
Gtd. Notes, 144A	5.000	10/15/26	175	174,724
Gtd. Notes, 144A	8.375	07/01/28	935	970,609
Gtd. Notes, 144A	8.625	11/01/30	250	260,249
Gtd. Notes, 144A	9.625	06/15/33	666	704,647
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/01/32	400	415,176
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	329	308,762
Gtd. Notes, 144A	6.750	03/01/29	857	845,909
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.375	01/15/33	461	450,819
Gtd. Notes, 144A	7.625	04/01/32	380	378,531
Gtd. Notes, 144A	8.375	01/15/34	190	192,909
Gtd. Notes, 144A	9.250	02/15/28	536	559,765
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A	8.500	10/01/30	319	337,853
EQT Corp.,
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	103	104,763
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	85	93,603
Expand Energy Corp.,
Gtd. Notes	4.750	02/01/32	169	164,594
Gtd. Notes, 144A	5.875	02/01/29	875	878,863
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	1,195	1,181,575
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	621	615,008
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	237	228,572
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	345	346,907
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	199	190,753
Sr. Unsec’d. Notes, 144A	6.875	05/15/34	516	495,094
Sr. Unsec’d. Notes, 144A	7.250	02/15/35	589	575,920
Sr. Unsec’d. Notes, 144A	8.375	11/01/33	222	231,990
Matador Resources Co.,
Gtd. Notes, 144A	6.500	04/15/32	314	318,693

See Notes to Financial Statements.

56

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875%	02/01/29	304	$306,140
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.500	01/15/28	460	460,662
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375	05/15/27	350	355,814
Gtd. Notes, 144A	8.875	08/15/31	873	787,378
Gtd. Notes, 144A	9.125	01/31/30	434	444,537
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	470	487,106
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	957	930,817
Gtd. Notes, 144A	4.625	05/01/30	1,077	1,044,356
Sr. Unsec’d. Notes, 144A	6.625	08/15/32	135	138,918
Permian Resources Operating LLC,
Gtd. Notes, 144A	6.250	02/01/33	80	81,689
Gtd. Notes, 144A	7.000	01/15/32	238	246,561
Gtd. Notes, 144A	8.000	04/15/27	1,030	1,048,801
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	549	551,866
Gtd. Notes, 144A	7.125	01/15/26	245	244,980
Range Resources Corp.,
Gtd. Notes, 144A	4.750	02/15/30	35	34,182
SM Energy Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/29	65	65,650
Sunoco LP,
Gtd. Notes, 144A	6.250	07/01/33	269	274,993
Gtd. Notes, 144A	7.000	05/01/29	1,541	1,602,085
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	458	446,718
Gtd. Notes	4.500	04/30/30	381	368,043
Gtd. Notes	5.875	03/15/28	196	196,799
Transocean, Inc.,
Gtd. Notes, 144A	8.250	05/15/29	1,003	970,302
Gtd. Notes, 144A	8.500	05/15/31	337	316,148
Sr. Sec’d. Notes, 144A	8.750	02/15/30	266	280,339
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	535	554,635
Vital Energy, Inc.,
Gtd. Notes	9.750	10/15/30	58	60,427
Gtd. Notes, 144A	7.875	04/15/32	220	217,118

				25,819,877

Oil & Gas Services 0.0%

Tidewater, Inc.,
Gtd. Notes, 144A	9.125	07/15/30	159	169,892

Packaging & Containers 2.2%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27	215	7,785
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes	2.125	08/15/26	EUR 100	113,888
Sr. Sec’d. Notes, 144A	4.125	08/15/26	400	383,716
Ball Corp.,
Gtd. Notes	2.875	08/15/30	521	471,224
Gtd. Notes	5.500	09/15/33	187	189,490
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30	582	600,144

See Notes to Financial Statements.

PGIM Fixed Income ETFs 57

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Clydesdale Acquisition Holdings, Inc., (cont’d.)
Sr. Sec’d. Notes, 144A	6.750%	04/15/32	335	$344,044
Sr. Sec’d. Notes, 144A	6.875	01/15/30	153	157,435
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	50	50,033
Graphic Packaging International LLC,
Gtd. Notes, 144A	3.500	03/01/29	100	94,892
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28	453	415,502
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	135	106,864
Sr. Sec’d. Notes, 144A	8.625	10/01/31	177	130,522
Sr. Sec’d. Notes, 144A	9.500	11/01/28	515	430,394
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	894	795,814
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/27	1,616	1,636,911
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30	37	34,869
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	894	894,217
Gtd. Notes, 144A	7.250	05/15/31	55	55,984
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC (Canada),
Sr. Sec’d. Notes, 144A	9.500	05/15/30	275	274,805
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	1,895	2,035,041
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	50	48,060

				9,271,634

Pharmaceuticals 1.9%

1261229 BC Ltd.,
Sr. Sec’d. Notes, 144A(x)	10.000	04/15/32	580	601,634
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	1,356	1,283,821
Gtd. Notes, 144A	5.125	03/01/30	1,382	1,317,902
Gtd. Notes, 144A	6.125	08/01/28	100	99,666
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(x)	5.000	01/30/28	25	21,594
Gtd. Notes, 144A(x)	5.000	02/15/29	25	19,108
Gtd. Notes, 144A(x)	5.250	01/30/30	29	20,924
Gtd. Notes, 144A(x)	5.250	02/15/31	41	27,665
Gtd. Notes, 144A(x)	6.250	02/15/29	925	723,248
Gtd. Notes, 144A(x)	7.000	01/15/28	25	22,500
Sr. Sec’d. Notes, 144A(x)	4.875	06/01/28	275	247,156
Sr. Sec’d. Notes, 144A(x)	11.000	09/30/28	1,350	1,409,751
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	875	750,396
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% and PIK 3.500% or Cash coupon 12.000%	12.000	05/15/29	1,502	1,553,482

				8,098,847

Pipelines 3.3%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	146	145,338
Gtd. Notes, 144A	5.750	03/01/27	1,509	1,509,851
Gtd. Notes, 144A	5.750	01/15/28	131	131,322
Gtd. Notes, 144A	6.625	02/01/32	198	204,789

See Notes to Financial Statements.

58

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000%	07/15/29		42	$43,711
Sr. Unsec’d. Notes, 144A	7.250	07/15/32		256	271,773
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30	(oo)	50	51,280
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29		442	448,467
Gtd. Notes, 144A	7.125	07/01/33		176	180,043
Gtd. Notes, 144A	8.250	01/15/32		128	134,853
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	6.625	01/15/34		265	269,420
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	4.800	05/15/30		389	379,154
Sr. Unsec’d. Notes, 144A	4.950	07/15/29		168	165,213
Sr. Unsec’d. Notes, 144A	6.750	03/15/33		427	446,215
Sr. Unsec’d. Notes, 144A	6.875	04/15/40		123	124,127
Sr. Unsec’d. Notes, 144A	7.500	07/15/38		242	250,694
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28		402	401,195
Gtd. Notes, 144A	6.000	03/01/27		1,003	1,001,669
Gtd. Notes, 144A	6.000	12/31/30		156	153,908
Gtd. Notes, 144A	6.000	09/01/31		159	156,389
Sr. Unsec’d. Notes, 144A	7.375	02/15/29		216	222,584
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29		360	345,170
Sr. Sec’d. Notes, 144A	4.125	08/15/31		502	471,363
Sr. Sec’d. Notes, 144A	6.250	01/15/30		360	374,942
Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000(ff)	09/30/29	(oo)	1,979	1,968,620
Sr. Sec’d. Notes, 144A	7.000	01/15/30		487	501,691
Sr. Sec’d. Notes, 144A	9.500	02/01/29		1,760	1,937,553
Sr. Sec’d. Notes, 144A	9.875	02/01/32		929	1,011,636
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.500	01/15/34		333	347,886
Sr. Sec’d. Notes, 144A	6.750	01/15/36		313	328,583

					13,979,439

Real Estate 1.2%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500(cc)	01/15/28		1,213	1,223,452
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30		50	52,910
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29		1,270	1,215,921
Gtd. Notes, 144A	4.375	02/01/31		875	815,554
Gtd. Notes, 144A	5.375	08/01/28		757	756,457
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29		1,180	1,153,724

					5,218,018

Real Estate Investment Trusts (REITs) 2.7%
Arbor Realty SR, Inc.,
Sr. Unsec’d. Notes, 144A	7.875	07/15/30		201	209,194
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		279	236,871
Sr. Unsec’d. Notes	4.750	02/15/28		210	198,399

See Notes to Financial Statements.

PGIM Fixed Income ETFs 59

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Millrose Properties, Inc.,
Sr. Unsec’d. Notes, 144A	6.375%	08/01/30	500	$504,807
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	221	155,934
Gtd. Notes	4.625	08/01/29	845	666,820
Sr. Sec’d. Notes, 144A	8.500	02/15/32	95	99,542
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Gtd. Notes, 144A	7.000	02/01/30	302	311,538
Sr. Sec’d. Notes, 144A	5.875	10/01/28	353	352,557
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	131	128,068
Gtd. Notes, 144A	6.500	04/01/32	500	513,707
Rithm Capital Corp.,
Sr. Unsec’d. Notes, 144A	8.000	07/15/30	462	471,754
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	1,789	1,681,401
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	07/15/26	563	554,455
Sr. Unsec’d. Notes, 144A	4.375	01/15/27	750	740,810
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	25	25,410
Sr. Unsec’d. Notes, 144A	6.500	07/01/30	100	103,751
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	435	450,646
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	150	157,448
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	6.500	02/15/29	1,866	1,777,029
Sr. Sec’d. Notes, 144A	4.750	04/15/28	658	641,853
Sr. Sec’d. Notes, 144A	10.500	02/15/28	1,174	1,235,268

				11,217,262

Retail 4.3%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	891	829,735
Sec’d. Notes, 144A	4.375	01/15/28	690	678,360
Sr. Sec’d. Notes, 144A	3.875	01/15/28	421	409,817
Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29	472	398,624
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30	499	531,128
Carvana Co.,
Sr. Sec’d. Notes, 144A	9.000	12/01/28	1,350	1,380,686
Sr. Sec’d. Notes, 144A	9.000	06/01/30	2,484	2,595,139
Sr. Sec’d. Notes, 144A	9.000	06/01/31	903	1,024,165
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	12.000	11/30/28	225	247,876
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30	1,547	1,455,826
Sr. Sec’d. Notes, 144A	4.625	01/15/29	96	91,753
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	379	383,493
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	402	376,506
Gtd. Notes, 144A	3.875	10/01/31	644	581,273
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	886	813,996
Sr. Sec’d. Notes, 144A	9.500	06/15/31	353	369,901
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	984	966,383

See Notes to Financial Statements.

60

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A	3.875%	06/01/29		232	$222,228
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29		478	448,110
Sr. Unsec’d. Notes, 144A	6.750	08/01/29		690	653,486
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29		75	73,553
Gtd. Notes, 144A	6.375	11/01/32		537	544,948
QXO Building Products, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/30/32		143	148,191
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750	03/01/32		578	600,276
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		1,072	1,070,751
Sr. Unsec’d. Notes, 144A	5.000	06/01/31		410	388,326
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29		296	284,228
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28		475	474,947

					18,043,705

Semiconductors 0.1%

Entegris, Inc.,
Gtd. Notes, 144A	4.375	04/15/28		200	195,107
Sr. Sec’d. Notes, 144A	4.750	04/15/29		138	136,185

					331,292

Software 0.6%
Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26		51	50,317
CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31		939	929,653
Gtd. Notes, 144A	9.250	06/01/30		872	874,981
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27		808	808,203

					2,663,154

Telecommunications 4.9%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A	5.000	01/15/28		400	317,200
Sr. Sec’d. Notes, 144A	5.750	08/15/29		600	474,000
Sr. Sec’d. Notes, 144A	9.625	07/15/27		800	742,000
Altice France SA (France),
Sr. Sec’d. Notes, 144A	5.500	01/15/28		640	562,515
Sr. Sec’d. Notes, 144A	5.500	10/15/29		600	514,500
Sr. Sec’d. Notes, 144A	8.125	02/01/27	(d)	200	185,400
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A	9.000	09/15/29		400	416,360
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1B14, 144A	0.000	12/31/30		103	10
Sr. Sec’d. Notes, Series 3B14, 144A^	0.000	12/31/30		5	—
Digicel International Finance Ltd./Difl US LLC (Jamaica),
Sr. Sec’d. Notes, 144A	8.625	08/01/32		810	827,955
EchoStar Corp.,
Sr. Sec’d. Notes, Cash coupon 6.750% or PIK 6.750%	6.750	11/30/30		493	484,499
Sr. Sec’d. Notes	10.750	11/30/29		2,327	2,505,004

See Notes to Financial Statements.

PGIM Fixed Income ETFs 61

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Frontier Communications Holdings LLC,
Sec’d. Notes	5.875%	11/01/29	671	$677,155
Sec’d. Notes, 144A	6.000	01/15/30	437	441,676
Sec’d. Notes, 144A	6.750	05/01/29	1,494	1,508,595
Sr. Sec’d. Notes, 144A	5.000	05/01/28	1,375	1,371,900
Sr. Sec’d. Notes, 144A	5.875	10/15/27	614	614,082
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29	297	249,227
Sec’d. Notes, 144A	4.000	04/15/31	100	84,109
Sec’d. Notes, 144A	4.500	04/01/30	713	639,991
Sec’d. Notes, 144A	4.875	06/15/29	168	157,222
Sr. Sec’d. Notes, 144A	6.875	06/30/33	859	867,847
Sr. Sec’d. Notes, 144A	7.000	03/31/34	1,746	1,757,360
Sr. Sec’d. Notes, 144A	10.750	12/15/30	298	337,223
Maya SASris France (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	1,200	1,218,240
Sr. Sec’d. Notes, 144A	7.000	04/15/32	450	462,501
Sr. Sec’d. Notes, 144A	8.500	04/15/31	200	215,222
Sable International Finance Ltd. (Panama),
Sr. Sec’d. Notes, 144A	7.125	10/15/32	400	406,500
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A	7.500	05/30/31	456	428,003
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31	1,745	1,817,680
Zegona Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.625	07/15/29	263	279,438

				20,563,414

Transportation 0.3%
RXO, Inc.,
Gtd. Notes, 144A	7.500	11/15/27	133	135,823
Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	744	735,775
XPO, Inc.,
Gtd. Notes, 144A	7.125	02/01/32	450	472,377

				1,343,975

TOTAL CORPORATE BONDS (cost $361,217,147)				362,277,451

FLOATING RATE AND OTHER LOANS 3.1%

Airlines 0.0%
Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.041(c)	04/01/31	75	75,258

Auto Parts & Equipment 0.2%
First Brands Group LLC,
Second Lien 2021 Term Loan, 3 Month SOFR + 8.762%	13.070(c)	03/30/28	235	211,500
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	9.122(c)	11/17/28	367	364,556
Term B Loan, 3 Month SOFR + 5.100%	9.350(c)	11/17/28	70	69,675

				645,731

Building Materials 0.1%
American Bath/CP Atlas Buyer, Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	9.566(c)	07/08/30	200	192,000

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Building Materials (cont’d.)
Eco Material Technologies, Inc.,
Initial Term Loan, 6 Month SOFR + 3.250%	7.467%(c)	02/12/32	216	$215,865
Quikrete Holdings, Inc.,
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	6.566(c)	02/10/32	125	124,618

				532,483

Chemicals 0.4%
Consolidated Energy Finance SA (Switzerland),
2024 Incremental Term Loan, 1 Month SOFR + 4.500%	8.816(c)	11/15/30	337	318,915
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	9.158(c)	06/28/28	145	139,744
TPC Group, Inc.,
Initial Term Loan, 6 Month SOFR + 5.750%^	9.952(c)	12/16/31	994	958,981
Venator Finance Sarl,
Initial First-Out Term Loan, 3 Month SOFR + 10.000%^	14.318(c)	12/31/25	108	102,655
Term Loan, 1 Month SOFR + 8.000%	14.318(c)	10/12/28	154	103,988
Venator Materials LLC,
First Out B Term Loan, 1 Month SOFR + 9.000%^	14.296(c)	07/16/26	109	103,218

				1,727,501

Commercial Services 0.1%
Allied Universal Holdco LLC,
Amendment 7 Replacement U.S. Dollar Term Loan	— (p)	08/31/32	275	275,764
MPH Acquisition Holdings LLC,
First Out Term Loan, 3 Month SOFR + 3.750%	8.058(c)	12/31/30	167	166,882
Second Out Term Loan, 3 Month SOFR + 4.862%	9.170(c)	12/31/30	100	91,749

				534,395

Computers 0.1%
Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	9.046(c)	06/30/32	300	300,000
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	7.349(c)	03/01/29	55	51,757

				351,757

Electric 0.0%
Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%^	9.796(c)	07/20/28	16	15,643

Forest Products & Paper 0.0%
Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.449(c)	11/04/31	75	74,252

Healthcare-Services 0.0%
LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	8.068(c)	05/16/31	50	49,333

Household Products/Wares 0.0%
Kronos Acquisition Holdings, Inc. (Canada),
Initial Loan 2024, 3 Month SOFR + 4.000%	8.296(c)	07/08/31	74	55,057

Housewares 0.0%
SWF Holdings I Corp.,
Tranche A-1 Term Loan, 1 Month SOFR + 4.500%	8.816(c)	12/18/29	43	42,696

See Notes to Financial Statements.

PGIM Fixed Income ETFs 63

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.2%
Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	7.316%(c)	11/06/30	149	$148,567
2025 Term B-7 Loan, 1 Month SOFR + 3.250%	7.566(c)	06/20/32	249	249,271
Asurion LLC,
New B-04 Term Loan, 1 Month SOFR + 5.364%	9.680(c)	01/20/29	365	346,294
New B-12 Term Loan, 1 Month SOFR + 4.250%	8.566(c)	09/19/30	173	170,856

				914,988

Internet 0.0%
Diamond Sports Net LLC,
First Lien Exit Term Loan	15.000	01/02/28	82	71,249

Machinery-Diversified 0.0%
Graftech Global Enterprises, Inc.,
Initial Term Loan, 1 Month SOFR + 6.000%	10.323(c)	12/21/29	83	84,031

Media 1.0%
Altice Financing SA (Luxembourg),
2022 Dollar Loan, 3 Month SOFR + 5.000%	9.318(c)	10/31/27	224	192,652
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.863(c)	01/18/28	822	819,310
September 2019 Term Loan, PRIME + 1.500%	9.000(c)	04/15/27	200	195,352
iHeartCommunications, Inc.,
Refinanced Term B Loan, 1 Month SOFR + 5.889%	10.205(c)	05/01/29	174	145,830
Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 3.500%	7.930(c)	09/25/29	3,260	2,640,267
Virgin Media Bristol LLC,
Facility Q Advance, 1 Month SOFR + 3.364%	7.728(c)	01/31/29	50	49,861

				4,043,272

Retail 0.0%
Foundation Building Materials, Inc.,
2025 Incremental Term Loan, 3 Month SOFR + 5.250%	9.546(c)	01/29/31	40	40,200

Software 0.1%
AthenaHealth Group, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	7.066(c)	02/15/29	37	37,271
BMC Software, Inc.,
2031 Replacement Dollar Term Loan, 3 Month SOFR + 3.000%	7.199(c)	07/30/31	50	49,785
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.680(c)	07/14/28	188	174,701

				261,757

Telecommunications 0.9%
Connect Finco Sarl (United Kingdom),
Amendment No. 4 Term Loan, 1 Month SOFR + 4.500%	8.816(c)	09/27/29	271	267,876
Digicel International Finance Ltd. (Jamaica),
Initial Term Loan, 3 Month SOFR + 5.250%	9.492(c)	08/31/32	660	659,175
Level 3 Financing, Inc.,
Term B-3 Loan, 1 Month SOFR + 4.250%	8.566(c)	03/27/32	459	460,836
Lumen Technologies, Inc.,
Term B-1 Loan, 1 Month SOFR + 2.464%	6.780(c)	04/15/29	1,386	1,376,206
Term B-2 Loan, 1 Month SOFR + 2.464%	6.780(c)	04/15/30	398	395,347
Numericable US LLC (France),
B14 Term Loan (USD), 3 Month SOFR + 5.500%	9.818(c)	08/15/28	100	91,875

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	8.974%(c)	05/30/30	298	$295,795
Xplore, Inc.,
Initial Term Loan, 1 Month SOFR + 1.500%	9.430(c)	10/24/29	62	58,040
Second Out Term Loan, 1 Month SOFR + 1.500%	6.000(c)	10/24/31	246	169,032

				3,774,182

TOTAL FLOATING RATE AND OTHER LOANS
(cost $13,499,455)				13,293,785

U.S. TREASURY OBLIGATIONS 4.5%
U.S. Treasury Notes(k)	2.625	05/31/27	165	162,093
U.S. Treasury Notes(k)	3.500	09/30/26	125	124,546
U.S. Treasury Notes	3.750	06/30/27	8,050	8,064,150
U.S. Treasury Notes	3.875	06/30/30	4,175	4,209,900
U.S. Treasury Notes(k)	4.125	10/31/26	250	250,801
U.S. Treasury Notes	4.125	10/31/29	200	203,641
U.S. Treasury Notes(k)	4.250	12/31/25	500	500,137
U.S. Treasury Notes(k)	4.625	02/15/35	5,125	5,301,172

TOTAL U.S. TREASURY OBLIGATIONS
(cost $18,657,293)				18,816,440

			Shares

AFFILIATED EXCHANGE-TRADED FUND 3.2%
PGIM AAA CLO ETF
(cost $13,369,896)(wa)			260,526	13,423,602

COMMON STOCKS 0.4%

Chemicals 0.1%
Cornerstone Chemical Co.*^			1,807	13,914
TPC Group, Inc.*			6,118	145,685
Venator Materials PLC*^(x)			433	43,300

				202,899

Gas Utilities 0.1%
Ferrellgas Partners LP (Class B Stock)*(x)			2,652	339,485

Interactive Media & Services 0.0%
Diamond Sports Group LLC*(x)			11,899	161,232

Oil, Gas & Consumable Fuels 0.1%
Expand Energy Corp.			1,673	161,913
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*(x)			94	6,126
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*(x)			6,884	448,609
Heritage Power LLC, Litigation Trust Interests*^(x)			2,456	1,228

				617,876

Wireless Telecommunication Services 0.1%
Digicel International Finance Ltd. (Jamaica)*			23,916	358,740
Intelsat Emergence SA (Luxembourg)*^			7,641	1
Intelsat Emergence SA (Luxembourg)*			7,641	97,106

See Notes to Financial Statements.

PGIM Fixed Income ETFs 65

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services (cont’d.)
Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*	21,241	$52,167
Xplore, Inc. (Canada), CVR*^	1,112	—

		508,014

TOTAL COMMON STOCKS (cost $1,750,849)		1,829,506

PREFERRED STOCKS 0.2%

Diversified Telecommunication Services 0.0%
Qwest Corp., 6.750%, Maturing 06/15/57	6,617	131,678

Electronic Equipment, Instruments & Components 0.2%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^(x)	600	600,000

Wireless Telecommunication Services 0.0%
Digicel International Finance Ltd. (Jamaica)*^	1,558	18,672

TOTAL PREFERRED STOCKS
(cost $722,181)		750,350

	Units

WARRANTS* 0.0%

Interactive Media & Services
Diamond Sports Group LLC, expiring 06/30/26(x)
(cost $0)	22,258	4,545

TOTAL LONG-TERM INVESTMENTS
(cost $411,257,317)		412,462,226

	Shares

SHORT-TERM INVESTMENT 1.5%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%)
(cost $6,282,408)(wa)	6,282,408	6,282,408

TOTAL INVESTMENTS 99.2%
(cost $417,539,725)		418,744,634
Other assets in excess of liabilities(z) 0.8%		3,472,503

NET ASSETS 100.0%		$422,217,137

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,296,422 and 0.5% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wa)	Represents investments in Funds affiliated with the Manager.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

				Percentage
	Acquisition	Original	Market	of
Issuer Description	Date	Cost	Value	Net Assets
1261229 BC Ltd., Sr. Sec’d. Notes, 144A, 10.000%, 04/15/32	03/25/25	$580,000	$601,634	0.2%
Bausch Health Cos., Inc., Gtd. Notes, 144A, 5.000%, 01/30/28	09/23/24	16,500	21,594	0.0
Bausch Health Cos., Inc., Gtd. Notes, 144A, 5.000%, 02/15/29	06/05/24	12,000	19,108	0.0
Bausch Health Cos., Inc., Gtd. Notes, 144A, 5.250%, 01/30/30	05/23/24-01/02/25	14,910	20,924	0.0
Bausch Health Cos., Inc., Gtd. Notes, 144A, 5.250%, 02/15/31	05/17/24-01/03/25	20,945	27,665	0.0
Bausch Health Cos., Inc., Gtd. Notes, 144A, 6.250%, 02/15/29	01/19/22-10/04/22	737,600	723,248	0.2
Bausch Health Cos., Inc., Gtd. Notes, 144A, 7.000%, 01/15/28	05/17/24	14,250	22,500	0.0
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A, 4.875%, 06/01/28	05/24/21-10/08/24	197,578	247,156	0.1
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A, 11.000%, 09/30/28	10/08/24-05/07/25	1,286,063	1,409,751	0.3
Diamond Sports Group LLC*	01/02/25	31,148	161,232	0.0
Diamond Sports Group LLC, expiring 06/30/26*	01/02/25	—	4,545	0.0
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	05/15/21-02/09/22	590,708	600,000	0.1
Ferrellgas Partners LP (Class B Stock)*	09/24/18-07/26/24	448,620	339,485	0.1
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*	11/21/23	—	6,126	0.0
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*	11/21/23-11/01/24	273,857	448,609	0.1
Heritage Power LLC, Litigation Trust Interests*^	11/21/23	1,228	1,228	0.0
Venator Materials PLC*^	09/26/18-10/17/23	612,979	43,300	0.0

Total		$4,838,386	$4,698,105	1.1%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at August 31, 2025:

	Principal
	Amount	Current	Unrealized	Unrealized
Borrower	(000)#	Value	Appreciation	Depreciation
Graftech Global Enterprises, Inc., Delayed Draw Term Loan, 3.750%, Maturity Date 12/21/29 (cost $47,292)	47	$48,018	$726	$—
SWF Holdings I Corp., Delayed Draw Term Loan, 2.250%, Maturity Date 12/19/29 (cost $57,143)	57	56,929	—	(214)

		$104,947	$726	$(214)

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
16	2 Year U.S. Treasury Notes	Dec. 2025	$3,336,625	$1,959
176	5 Year U.S. Treasury Notes	Dec. 2025	19,266,500	54,397
165	10 Year U.S. Treasury Notes	Dec. 2025	18,562,500	35,733
2	20 Year U.S. Treasury Bonds	Dec. 2025	228,500	1,161
4	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	466,250	(2,725)

				$90,525

Forward foreign currency exchange contracts outstanding at August 31, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/25	BOA	GBP	191	$258,172	$257,901	$—	$(271)
Euro,
Expiring 09/02/25	JPM	EUR	268	313,733	313,467	—	(266)

				$571,905	$571,368	—	(537)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 67

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Forward foreign currency exchange contracts outstanding at August 31, 2025 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/25	GSI	GBP	174	$234,456	$235,670	$—	$(1,214)
Euro,
Expiring 09/02/25	GSI	EUR	70	81,753	81,407	346	—
Expiring 09/02/25	JPM	EUR	198	230,990	232,059	—	(1,069)
Expiring 10/02/25	JPM	EUR	268	314,341	314,112	229	—

				$861,540	$863,248	575	(2,283)

						$575	$(2,820)

Credit default swap agreement outstanding at August 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2025(4)	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.HY.44.V1	06/20/30	5.000%(Q)	25,770	3.213%	$1,600,464	$2,117,612	$517,148

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at August 31, 2025:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 4.340%	MSI	09/22/25	6,680	$159,451	$(72)	$159,523
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 4.340%	MSI	09/22/25	18,180	199,371	(1,097)	200,468

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Total return swap agreements outstanding at August 31, 2025 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/4.340%	MSI	12/20/25	(2,930)	$(124,737)	$(475)	$(124,262)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/4.340%	MSI	12/22/25	(1,100)	10,006	22	9,984

					$244,091	$(1,622)	$245,713

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$22	$(1,644)	$369,975	$(124,262)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$2,064,194
JPS	—	621,659

Total	$—	$2,685,853

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$1,277,040	$—
Commercial Mortgage-Backed Securities	—	789,507	—
Corporate Bonds	—	361,838,641	438,810
Floating Rate and Other Loans	—	12,113,288	1,180,497
U.S. Treasury Obligations	—	18,816,440	—
Affiliated Exchange-Traded Fund	13,423,602	—	—
Common Stocks	161,913	1,609,150	58,443
Preferred Stocks	131,678	—	618,672
Warrants	—	4,545	—
Short-Term Investment
Affiliated Mutual Fund	6,282,408	—	—

Total	$19,999,601	$396,448,611	$2,296,422

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$726	$—
Futures Contracts	93,250	—	—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 69

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$575	$—
Centrally Cleared Credit Default Swap Agreement	—	517,148	—
OTC Total Return Swap Agreements	—	368,828	—

Total	$93,250	$887,277	$—

Liabilities
Unfunded Loan Commitment	$—	$(214)	$—
Futures Contracts	(2,725)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,820)	—
OTC Total Return Swap Agreement	—	(124,737)	—

Total	$(2,725)	$(127,771)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and other Loans	Common Stocks	Preferred Stocks
Balance as of 08/31/24	$33,613	$467,024	$1,224,395	$627,182
Realized gain (loss)	18	34	—	1,228
Change in unrealized appreciation (depreciation)	4,938	(11,943)	(203,271)	435
Purchase/Exchange/Issuances	433,406	1,072,214	—	—
Sales/Paydowns	(19)	(1,239)	(319,546)	(11,047)
Accrued discount/premium	436	6,730	—	874
Transfer into Level 3*	31	—	285,899	—
Transfer out of Level 3*	(33,613)	(352,323)	(929,034)	—

Balance as of 08/31/25	$438,810	$1,180,497	$58,443	$618,672

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$4,938	$(11,943)	$(203,271)	$435

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of August 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Corporate Bonds	$38,810	Market	Enterprise Value	EBITDA Multiple	7.3x
Corporate Bonds	—	Market	Recovery Value	Recovery Rate	0.00%
Corporate Bonds	400,000	Market	Transaction Based	Unadjusted Price	NA
Common Stocks	13,914	Market	Enterprise Value	EBITDA Multiple	10x
Common Stocks	1,228	Market	Enterprise Value	Recovery Rate	0.50%
Common Stocks	1	Market	Recovery Value	Recovery Rate	0.00%
Preferred Stocks	18,672	Market	Enterprise Value	Recovery Rate	11.98%
Preferred Stocks	600,000	Market	Transaction Based	Unadjusted Price	NA

	$1,072,625

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of August 31, 2025, the aggregate value of these securities and/or derivatives was $1,223,797. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

Oil & Gas	6.1%
Diversified Financial Services	5.9
Telecommunications	5.8
Media	5.2
Commercial Services	4.6
U.S. Treasury Obligations	4.5
Retail	4.3
Healthcare-Services	4.0
Home Builders	3.6
Pipelines	3.3
Electric	3.3
Affiliated Exchange-Traded Fund	3.2
Entertainment	2.7
Real Estate Investment Trusts (REITs)	2.7
Aerospace & Defense	2.3
Packaging & Containers	2.2
Chemicals	2.2
Leisure Time	2.1
Auto Parts & Equipment	2.1
Mining	2.0
Pharmaceuticals	1.9
Building Materials	1.7
Iron/Steel	1.5
Affiliated Mutual Fund	1.5
Airlines	1.4
Foods	1.4
Auto Manufacturers	1.3
Insurance	1.3
Computers	1.3
Real Estate	1.2
Environmental Control	1.2
Lodging	1.1
Banks	1.0
Machinery-Diversified	0.7
Software	0.7
Healthcare-Products	0.7
Housewares	0.7

Internet	0.6%
Electrical Components & Equipment	0.6
Apparel	0.5
Miscellaneous Manufacturing	0.5
Household Products/Wares	0.5
Holding Companies-Diversified	0.5
Distribution/Wholesale	0.4
Transportation	0.3
Collateralized Loan Obligations	0.3
Gas	0.3
Machinery-Construction & Mining	0.3
Electronics	0.2
Commercial Mortgage-Backed Securities	0.2
Engineering & Construction	0.2
Electronic Equipment, Instruments & Components	0.2
Forest Products & Paper	0.1
Oil, Gas & Consumable Fuels	0.1
Wireless Telecommunication Services	0.1
Metal Fabricate/Hardware	0.1
Advertising	0.1
Home Furnishings	0.1
Gas Utilities	0.1
Semiconductors	0.1
Coal	0.1
Oil & Gas Services	0.0	*
Interactive Media & Services	0.0	*
Diversified Telecommunication Services	0.0	*
Office/Business Equipment	0.0	*

	99.2
Other assets in excess of liabilities	0.8

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$517,148	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	575		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,820
Interest rate contracts	Due from/to broker-variation margin futures	93,250	*	Due from/to broker-variation margin futures	2,725	*
Interest rate contracts	Premiums paid for OTC swap agreements	22		Premiums received for OTC swap agreements	1,644

See Notes to Financial Statements.

PGIM Fixed Income ETFs 71

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on OTC swap agreements	$369,975	Unrealized depreciation on OTC swap agreements	$124,262

		$980,970		$131,451

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$517,846
Foreign exchange contracts	—	—	12,527	—
Interest rate contracts	17,199	124,418	—	231,902

Total	$17,199	$124,418	$12,527	$749,748

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$431,139
Foreign exchange contracts	—	8,650	—
Interest rate contracts	145,988	—	337,123

Total	$145,988	$8,650	$768,262

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$ 290,000
Futures Contracts - Long Positions (1)	30,485,442
Forward Foreign Currency Exchange Contracts - Purchased (2)	457,293
Forward Foreign Currency Exchange Contracts - Sold (2)	858,842
Credit Default Swap Agreements - Sell Protection (1)	17,746,000
Total Return Swap Agreements (1)	12,886,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BOA	$ —	$ (271)	$ (271)	$—	$ (271)

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$346	$(1,214)	$(868)	$—	$(868)
JPM	229	(1,335)	(1,106)	—	(1,106)
MSI	369,997	(125,906)	244,091	—	244,091

	$370,572	$(128,726)	$241,846	$—	$241,846

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 73

PGIM Active High Yield Bond ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $397,887,421)	$399,038,624
Affiliated investments (cost $19,652,304)	19,706,010
Cash	20,167
Dividends and interest receivable	6,249,095
Unrealized appreciation on OTC swap agreements	369,975
Receivable for investments sold	19,050
Unrealized appreciation on unfunded loan commitment	726
Unrealized appreciation on OTC forward foreign currency exchange contracts	575
Premiums paid for OTC swap agreements	22

Total Assets	425,404,244

Liabilities
Payable for investments purchased	2,869,506
Management fee payable	129,457
Unrealized depreciation on OTC swap agreements	124,262
Due to broker—variation margin swaps	38,235
Due to broker—variation margin futures	20,969
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,820
Premiums received for OTC swap agreements	1,644
Unrealized depreciation on unfunded loan commitment	214

Total Liabilities	3,187,107

Net Assets	$422,217,137

Net assets were comprised of:
Common stock, at par	$11,850
Paid-in capital in excess of par	428,908,820
Total distributable earnings (loss)	(6,703,533)

Net assets, August 31, 2025	$422,217,137

Net asset value, offering price and redemption price per share.
($422,217,137 ÷ 11,850,000 shares of common stock issued and outstanding)	$35.63

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$18,653,531
Affiliated dividend income	635,936
Unaffiliated dividend income	57,072

Total income	19,346,539

Expenses
Management fee	953,518
Less: Fee waiver and/or expense reimbursement	(40,109)

Net expenses	913,409

Net investment income (loss)	18,433,130

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(2,471,093)
Affiliated net capital gain distributions received	4,840
Futures transactions	124,418
In-kind redemptions	(233,965)
Forward currency contract transactions	12,527
Options written transactions	17,199
Swap agreement transactions	749,748
Foreign currency transactions	(491)

(1,796,817)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $53,706)	4,960,658
Futures	145,988
Forward currency contracts	8,650
Swap agreements	768,262
Foreign currencies	(456)
Unfunded loan commitments	512

5,883,614

Net gain (loss) on investment and foreign currency transactions	4,086,797

Net Increase (Decrease) In Net Assets Resulting From Operations	$22,519,927

See Notes to Financial Statements.

PGIM Fixed Income ETFs 75

PGIM Active High Yield Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$18,433,130	$8,908,478

Net realized gain (loss) on investment, in-kind redemptions and foreign currency transactions	(1,801,657)	(2,795,917)

Affiliated net capital gain distributions received	4,840	—

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,883,614	6,917,394

Net increase (decrease) in net assets resulting from operations	22,519,927	13,029,955

Dividends and Distributions

Distributions from distributable earnings	(17,900,432)	(9,649,024)

Fund share transactions

Net proceeds from shares sold (2,750,000 and 300,000 shares, respectively)	96,239,745	10,373,060

Shares sold in-kind (6,050,000 and 800,000 shares, respectively)	212,753,807	27,316,828

Shares redeemed in-kind (650,000 and 500,000 shares, respectively)	(21,913,969)	(16,682,364)

Cost of shares purchased (50,000 and 175,000 shares, respectively)	(1,677,788)	(5,842,557)

Net increase (decrease) in net assets from Fund share transactions	285,401,795	15,164,967

Total increase (decrease)	290,021,290	18,545,898

Net Assets:

Beginning of year	132,195,847	113,649,949

End of year	$422,217,137	$132,195,847

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Financial Highlights

	Year Ended August 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.25	$34.18	$34.64	$41.42	$39.99
Income (loss) from investment operations:
Net investment income (loss)	2.64	2.61	2.39	1.85	1.95
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.46	1.31	(0.32)	(6.23)	2.30
Total from investment operations	3.10	3.92	2.07	(4.38)	4.25
Less Dividends and Distributions:
Dividends from net investment income	(2.72)	(2.85)	(2.53)	(1.92)	(2.24)
Distributions from net realized gains	-	-	-	(0.48)	(0.58)
Total dividends and distributions	(2.72)	(2.85)	(2.53)	(2.40)	(2.82)
Net asset value, end of year	$35.63	$35.25	$34.18	$34.64	$41.42
Total Return(b):	9.18%	12.15%	6.32%	(11.01)%	11.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$422,217	$132,196	$113,650	$94,396	$86,976
Average net assets (000)	$244,483	$116,899	$91,165	$85,683	$58,270
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.37%	0.45%	0.53%	0.53%	0.53%
Expenses before waivers and/or expense reimbursement	0.39%	0.46%	0.53%	0.53%	0.53%
Net investment income (loss)	7.54%	7.62%	7.06%	4.87%	4.76%
Portfolio turnover rate(d)	56%	47%	35%	31%	85%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 77

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.4%

CORPORATE BONDS

Aerospace & Defense 2.1%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196%	02/04/26	1,381	$1,367,253
Sr. Unsec’d. Notes	3.250	02/01/28	1,100	1,073,847
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.850	12/15/26	594	591,010

				3,032,110

Agriculture 2.6%

BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.215	09/06/26	690	683,331
Gtd. Notes	3.557	08/15/27	498	491,947
Bunge Ltd. Finance Corp.,
Gtd. Notes	4.200	09/17/29	707	703,742
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A	4.500	06/30/28	400	402,072
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.375	11/01/27	1,396	1,404,969

				3,686,061

Airlines 0.8%

Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750	10/20/28	682	684,289
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	498	496,468

				1,180,757

Auto Manufacturers 4.5%

BMW US Capital LLC (Germany),
Gtd. Notes, 144A	5.050	03/21/30	498	512,005
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	1,089	1,067,197
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	1.250	01/08/26	803	793,548
Sr. Unsec’d. Notes	2.400	10/15/28	1,188	1,120,493
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	5.275	06/24/27	498	505,339
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN(k)	4.550	09/20/27	1,092	1,103,962
Sr. Unsec’d. Notes, MTN	4.950	01/09/30	707	728,493
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	4.750	11/13/28	648	650,684

				6,481,721

Banks 22.8%

Bank of America Corp.,
Jr. Sub. Notes	6.250(ff)	07/26/30(oo)	640	640,920
Sr. Unsec’d. Notes	1.734(ff)	07/22/27	594	580,429
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29	3,171	2,995,632
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F	4.625(ff)	09/20/26(oo)	1,004	997,225
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes	7.350(ff)	04/27/85	750	769,603
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.476(ff)	11/11/29	570	570,809

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Barclays PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes	5.367%(ff)	02/25/31	1,345	$1,387,400
Citigroup, Inc.,
Sr. Unsec’d. Notes	1.462(ff)	06/09/27	393	384,205
Sr. Unsec’d. Notes	4.952(ff)	05/07/31	1,870	1,905,527
Sub. Notes	4.450	09/29/27	1,092	1,095,000
Comerica, Inc.,
Sr. Unsec’d. Notes	5.982(ff)	01/30/30	498	516,444
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes	2.311(ff)	11/16/27	1,085	1,058,405
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	2.640(ff)	02/24/28	987	963,272
Sr. Unsec’d. Notes	5.218(ff)	04/23/31	2,037	2,103,172
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	690	727,122
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	4.995(ff)	07/22/30	2,874	2,947,166
Sr. Unsec’d. Notes	5.581(ff)	04/22/30	690	720,538
KeyCorp,
Sr. Unsec’d. Notes, GMTN	5.121(ff)	04/04/31	297	303,747
Sr. Unsec’d. Notes, MTN	4.100	04/30/28	410	409,032
Morgan Stanley,
Sr. Unsec’d. Notes	6.296(ff)	10/18/28	1,389	1,447,788
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	1,581	1,472,798
Sr. Unsec’d. Notes, MTN	2.475(ff)	01/21/28	1,573	1,535,198
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Non-Preferred Notes, 144A, MTN	4.500	09/03/30	575	574,902
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A, MTN	5.500(ff)	04/13/29	685	701,205
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	4.660(ff)	07/08/31	640	647,135
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	6.047(ff)	06/08/27	1,387	1,403,315
Wells Fargo & Co.,
Sr. Unsec’d. Notes	6.303(ff)	10/23/29	1,004	1,064,210
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	1,573	1,525,028
Sr. Unsec’d. Notes, MTN	5.198(ff)	01/23/30	1,092	1,123,398

				32,570,625

Beverages 0.2%

Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750	07/15/26	267	262,827

Biotechnology 1.0%

Amgen, Inc.,
Sr. Unsec’d. Notes	2.200	02/21/27	707	688,107
Sr. Unsec’d. Notes	5.150	03/02/28	690	705,879

				1,393,986

Building Materials 1.3%

Amrize Finance US LLC,
Gtd. Notes, 144A	4.700	04/07/28	707	715,559

See Notes to Financial Statements.

PGIM Fixed Income ETFs 79

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Lennox International, Inc.,
Gtd. Notes	5.500%	09/15/28	458	$474,224
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	651	645,510

				1,835,293

Chemicals 2.5%

CF Industries, Inc.,
Gtd. Notes, 144A	4.500	12/01/26	707	708,127
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A	3.400	12/01/26	707	700,495
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	4.725	11/15/28	1,092	1,112,660
FMC Corp.,
Sr. Unsec’d. Notes	3.200	10/01/26	393	387,730
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A	4.750	06/01/28	707	710,500

				3,619,512

Commercial Services 1.0%

Equifax, Inc.,
Sr. Unsec’d. Notes	2.600	12/15/25	506	502,962
Quanta Services, Inc.,
Sr. Unsec’d. Notes	4.300	08/09/28	500	501,375
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.500	08/15/30	425	426,604

				1,430,941

Computers 1.3%

CGI, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	4.950	03/14/30	707	721,111
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750	04/10/26	466	457,903
Leidos, Inc.,
Gtd. Notes	4.375	05/15/30	707	703,340

				1,882,354

Diversified Financial Services 2.5%

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.500	04/14/27	907	900,877
Capital One Financial Corp.,
Sr. Unsec’d. Notes	6.312(ff)	06/08/29	690	724,267
Sr. Unsec’d. Notes	7.149(ff)	10/29/27	690	710,921
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	2.329	01/22/27	950	924,606
Western Union Co. (The),
Sr. Unsec’d. Notes	1.350	03/15/26	361	354,698

				3,615,369

Electric 8.1%

Algonquin Power & Utilities Corp. (Canada),
Sr. Unsec’d. Notes	5.365	06/15/26	498	501,112
Alliant Energy Finance LLC,
Gtd. Notes, 144A	1.400	03/15/26	314	308,090

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	5.200%	10/01/28	385	$397,472
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	1.450	06/01/26	393	384,478
Dominion Energy, Inc.,
Sr. Unsec’d. Notes	4.600	05/15/28	410	414,464
Sr. Unsec’d. Notes	5.000	06/15/30	385	395,332
DTE Energy Co.,
Sr. Unsec’d. Notes	5.100	03/01/29	690	707,578
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	594	585,315
Entergy Corp.,
Sr. Unsec’d. Notes	2.950	09/01/26	707	697,107
FirstEnergy Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	5.200	04/01/28	498	509,756
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	2.866	09/15/28	393	377,583
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	506	498,357
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.685	09/01/27	289	291,729
Oncor Electric Delivery Co. LLC,
Sec’d. Notes	4.650	11/01/29	385	391,723
Pacific Gas & Electric Co.,
First Mortgage	3.150	01/01/26	355	352,571
PacifiCorp,
First Mortgage	5.100	02/15/29	690	706,869
Sempra,
Jr. Sub. Notes	4.125(ff)	04/01/52	498	484,938
Sr. Unsec’d. Notes	5.400	08/01/26	385	388,111
Southern California Edison Co.,
First Mortgage	5.300	03/01/28	707	722,432
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series K	2.750	10/01/26	996	978,979
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.700	01/30/27	707	700,185
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/27	731	704,720

				11,498,901

Electrical Components & Equipment 0.4%

Molex Electronic Technologies LLC,
Sr. Unsec’d. Notes, 144A	4.750	04/30/28	498	503,018

Electronics 0.9%

Fortive Corp.,
Sr. Unsec’d. Notes	3.150	06/15/26	506	500,865
Honeywell International, Inc.,
Sr. Unsec’d. Notes	1.100	03/01/27	787	753,256

				1,254,121

Engineering & Construction 0.4%

Jacobs Engineering Group, Inc.,
Gtd. Notes	6.350	08/18/28	498	524,782

See Notes to Financial Statements.

PGIM Fixed Income ETFs 81

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods 1.6%

JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl,
Gtd. Notes	3.000%	02/02/29	594	$567,309
Mars, Inc.,
Sr. Unsec’d. Notes, 144A	4.800	03/01/30	979	997,763
Smithfield Foods, Inc.,
Gtd. Notes, 144A	5.200	04/01/29	651	660,585

				2,225,657

Gas 0.7%

ONE Gas, Inc.,
Sr. Unsec’d. Notes	5.100	04/01/29	498	514,003
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29	506	493,728

				1,007,731

Healthcare-Products 0.9%

Solventum Corp.,
Gtd. Notes	5.400	03/01/29	870	907,100
Stryker Corp.,
Sr. Unsec’d. Notes	4.850	02/10/30	385	394,753

				1,301,853

Healthcare-Services 2.8%

Cigna Group (The),
Sr. Unsec’d. Notes	2.400	03/15/30	795	732,327
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	5.200	06/15/29	498	512,530
Humana, Inc.,
Sr. Unsec’d. Notes	4.875	04/01/30	498	504,480
Laboratory Corp. of America Holdings,
Gtd. Notes	4.350	04/01/30	506	505,858
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	4.250	01/15/29	795	797,236
Sr. Unsec’d. Notes	4.400	06/15/28	891	898,862

				3,951,293

Home Builders 1.0%

Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	707	711,677
Toll Brothers Finance Corp.,
Gtd. Notes	4.875	03/15/27	707	711,765

				1,423,442

Insurance 2.3%

Brown & Brown, Inc.,
Sr. Unsec’d. Notes	4.600	12/23/26	410	411,995
Corebridge Global Funding,
Sr. Sec’d. Notes, 144A, MTN	4.250	08/21/28	330	330,933
Sr. Sec’d. Notes, 144A, MTN	5.200	01/12/29	707	726,726
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	4.625	04/29/30	506	507,479
Lincoln Financial Global Funding,
Sec’d. Notes, 144A	4.625	08/18/30	270	271,755

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Northwestern Mutual Global Funding,
Sec’d. Notes, 144A	1.750%	01/11/27	466	$451,863
Principal Life Global Funding II,
Sec’d. Notes, 144A, MTN	5.500	06/28/28	498	514,418

				3,215,169

Iron/Steel 0.4%

Reliance, Inc.,
Sr. Unsec’d. Notes	2.150	08/15/30	594	532,634

Leisure Time 0.5%

Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A	3.050	02/14/27	698	685,298

Lodging 0.9%

Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.500	08/18/26	707	700,175
Marriott International, Inc.,
Sr. Unsec’d. Notes	4.200	07/15/27	630	630,976

				1,331,151

Machinery-Diversified 0.9%

CNH Industrial Capital LLC,
Gtd. Notes	5.500	01/12/29	707	732,339
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	498	493,203

				1,225,542

Media 1.4%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.150	11/10/26	707	722,681
Comcast Corp.,
Gtd. Notes	3.950	10/15/25	891	890,633
Gtd. Notes	4.550	01/15/29	385	390,521

				2,003,835

Mining 0.9%

Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	506	503,508
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes	7.125	07/15/28	385	416,883
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes	4.875	03/14/30	385	394,339

				1,314,730

Miscellaneous Manufacturing 0.4%

Textron, Inc.,
Sr. Unsec’d. Notes	3.375	03/01/28	580	567,842

Office/Business Equipment 0.5%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	506	495,245
Gtd. Notes	3.276	12/01/28	209	201,416

				696,661

See Notes to Financial Statements.

PGIM Fixed Income ETFs 83

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 2.9%

Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.600%	06/13/28	648	$668,765
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.250	10/15/27	707	708,172
Diamondback Energy, Inc.,
Gtd. Notes	3.250	12/01/26	393	388,391
Gtd. Notes	5.150	01/30/30	385	395,599
EOG Resources, Inc.,
Sr. Unsec’d. Notes	4.400	07/15/28	498	502,846
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.000	08/01/27	385	389,035
Phillips 66 Co.,
Gtd. Notes	3.750	03/01/28	361	358,044
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	7.500	01/15/28	650	689,037

				4,099,889

Oil & Gas Services 0.3%

Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	5.000	11/15/29	353	363,949

Packaging & Containers 1.0%

Berry Global, Inc.,
Sr. Sec’d. Notes	5.500	04/15/28	690	711,125
Silgan Holdings, Inc.,
Sr. Sec’d. Notes, 144A	1.400	04/01/26	723	708,537

				1,419,662

Pharmaceuticals 3.6%

AbbVie, Inc.,
Sr. Unsec’d. Notes	2.950	11/21/26	393	387,942
Sr. Unsec’d. Notes	3.200	11/21/29	795	766,218
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	4.500	09/15/30	610	611,018
CVS Health Corp.,
Sr. Unsec’d. Notes	1.750	08/21/30	410	358,226
Sr. Unsec’d. Notes	3.000	08/15/26	979	966,821
Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.000	10/15/28	840	842,029
McKesson Corp.,
Sr. Unsec’d. Notes	1.300	08/15/26	506	492,495
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	201	199,754
Viatris, Inc.,
Gtd. Notes	2.700	06/22/30	493	442,909

				5,067,412

Pipelines 5.7%

DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	385	393,360
DT Midstream, Inc.,
Gtd. Notes, 144A	4.125	06/15/29	787	765,358
Enbridge, Inc. (Canada),
Gtd. Notes	5.300	04/05/29	385	398,563
Gtd. Notes	5.900	11/15/26	707	719,126

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Energy Transfer LP,
Sr. Unsec’d. Notes	6.400%	12/01/30	975	$1,054,697
Enterprise Products Operating LLC,
Gtd. Notes	4.300	06/20/28	707	711,843
Gtd. Notes, Series E	5.250(ff)	08/16/77	498	493,762
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26	393	387,663
Sr. Unsec’d. Notes	4.250	12/01/27	707	707,304
ONEOK, Inc.,
Gtd. Notes	5.550	11/01/26	498	503,982
Gtd. Notes	5.650	11/01/28	594	617,033
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	7.250	12/01/26	282	291,218
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.500	03/01/28	353	352,585
Sr. Unsec’d. Notes	6.350	01/15/29	385	404,933
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.400	03/02/26	385	386,753

				8,188,180

Real Estate 0.4%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	648	641,760

Real Estate Investment Trusts (REITs) 8.0%

American Tower Corp.,
Sr. Unsec’d. Notes	5.800	11/15/28	385	402,546
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN	2.900	10/15/26	707	698,127
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	361	343,718
Sr. Unsec’d. Notes	3.900	03/15/27	273	271,440
Cousins Properties LP,
Gtd. Notes	5.250	07/15/30	498	511,054
Essex Portfolio LP,
Gtd. Notes	1.700	03/01/28	626	589,136
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.300	01/15/29	498	507,452
Gtd. Notes	5.375	04/15/26	385	386,177
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I	3.500	09/15/30	795	747,431
Invitation Homes Operating Partnership LP,
Gtd. Notes	5.450	08/15/30	335	348,403
Kimco Realty OP LLC,
Gtd. Notes	2.800	10/01/26	707	696,080
Gtd. Notes	3.800	04/01/27	393	390,534
Lineage OP LP,
Gtd. Notes, 144A	5.250	07/15/30	707	713,041
Prologis LP,
Sr. Unsec’d. Notes	1.750	07/01/30	594	528,633
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28	626	596,163
Sr. Unsec’d. Notes	4.700	12/15/28	594	604,107
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28	731	691,772
Ventas Realty LP,
Gtd. Notes	3.250	10/15/26	707	698,547

See Notes to Financial Statements.

PGIM Fixed Income ETFs 85

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500%	09/01/26	353	$352,159
Gtd. Notes, 144A	5.750	02/01/27	498	504,582
Welltower OP LLC,
Gtd. Notes	4.500	07/01/30	845	853,164

				11,434,266

Retail 0.8%

Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27	707	698,024
AutoNation, Inc.,
Sr. Unsec’d. Notes	2.400	08/01/31	498	433,738

				1,131,762

Semiconductors 1.0%

Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.500	01/15/28	707	697,066
Broadcom, Inc.,
Gtd. Notes, 144A	2.450	02/15/31	803	725,775

				1,422,841

Software 1.5%

Fiserv, Inc.,
Sr. Unsec’d. Notes	4.550	02/15/31	855	854,713
Oracle Corp.,
Sr. Unsec’d. Notes	1.650	03/25/26	594	584,826
Sr. Unsec’d. Notes	2.300	03/25/28	795	759,251

				2,198,790

Telecommunications 3.9%

AT&T, Inc.,
Sr. Unsec’d. Notes	1.700	03/25/26	594	585,125
Sr. Unsec’d. Notes	2.300	06/01/27	795	769,979
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.600	05/23/29	498	503,122
Rogers Communications, Inc. (Canada),
Gtd. Notes	5.000	02/15/29	594	605,967
T-Mobile USA, Inc.,
Gtd. Notes	3.750	04/15/27	891	885,077
Gtd. Notes	4.850	01/15/29	1,092	1,113,611
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.450	03/20/26	1,100	1,082,819

				5,545,700

Transportation 0.4%

Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	2.900	12/01/26	651	639,649

Trucking & Leasing 0.3%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	4.200	04/01/27	458	456,686

TOTAL LONG-TERM INVESTMENTS (cost $138,085,656)				138,865,762

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

SHORT-TERM INVESTMENT 2.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%)
(cost $2,869,875)(wb)	2,869,875	$2,869,875

TOTAL INVESTMENTS 99.4% (cost $140,955,531)		141,735,637
Other assets in excess of liabilities(z) 0.6%		856,266

NET ASSETS 100.0%		$142,591,903

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
7	2 Year U.S. Treasury Notes	Dec. 2025	$1,459,773	$2,026

Short Positions:
25	5 Year U.S. Treasury Notes	Dec. 2025	2,736,719	(8,367)
6	10 Year U.S. Treasury Notes	Dec. 2025	675,000	(1,977)

				(10,344)

				$(8,318)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$156,698

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$138,865,762	$—
Short-Term Investment
Affiliated Mutual Fund	2,869,875	—	—

Total	$2,869,875	$138,865,762	$—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 87

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

	Level 1	Level 2	Level 3

Other Financial Instruments*
Assets
Futures Contracts	$2,026	$—	$—

Liabilities
Futures Contracts	$(10,344)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

Banks	22.8%
Electric	8.1
Real Estate Investment Trusts (REITs)	8.0
Pipelines	5.7
Auto Manufacturers	4.5
Telecommunications	3.9
Pharmaceuticals	3.6
Oil & Gas	2.9
Healthcare-Services	2.8
Agriculture	2.6
Chemicals	2.5
Diversified Financial Services	2.5
Insurance	2.3
Aerospace & Defense	2.1
Affiliated Mutual Fund	2.0
Foods	1.6
Software	1.5
Media	1.4
Computers	1.3
Building Materials	1.3
Commercial Services	1.0
Home Builders	1.0
Semiconductors	1.0
Packaging & Containers	1.0
Biotechnology	1.0

Lodging	0.9%
Mining	0.9
Healthcare-Products	0.9
Electronics	0.9
Machinery-Diversified	0.9
Airlines	0.8
Retail	0.8
Gas	0.7
Office/Business Equipment	0.5
Leisure Time	0.5
Real Estate	0.4
Transportation	0.4
Miscellaneous Manufacturing	0.4
Iron/Steel	0.4
Engineering & Construction	0.4
Electrical Components & Equipment	0.4
Trucking & Leasing	0.3
Oil & Gas Services	0.3
Beverages	0.2

99.4
Other assets in excess of liabilities	0.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$2,026	*	Due from/to broker-variation margin futures	$10,344	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(14,616)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(8,318)

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Fund.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 89

PGIM Corporate Bond 0-5 Year ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $138,085,656)	$138,865,762
Affiliated investments (cost $2,869,875)	2,869,875
Dividends and interest receivable	1,453,429
Due from broker—variation margin futures	1,549

Total Assets	143,190,615

Liabilities

Payable for investments purchased	574,747
Management fee payable	23,545
Due to Custodian	420

Total Liabilities	598,712

Net Assets	$142,591,903

Net assets were comprised of:
Common stock, at par	$2,825
Paid-in capital in excess of par	141,299,942
Total distributable earnings (loss)	1,289,136

Net assets, August 31, 2025	$142,591,903

Net asset value, offering price and redemption price per share.
($142,591,903 ÷ 2,825,000 shares of common stock issued and outstanding)	$50.48

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Statement of Operations

For the Period July 29, 2025* through August 31, 2025

Net Investment Income (Loss)

Income

Interest income	$531,179

Affiliated dividend income	15,690

Total income	546,869

Expenses
Management fee	23,819

Net investment income (loss)	523,050

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	8,914
Futures transactions	(14,616)

(5,702)

Net change in unrealized appreciation (depreciation) on:
Investments	780,106
Futures	(8,318)

771,788

Net gain (loss) on investment transactions	766,086

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,289,136

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 91

PGIM Corporate Bond 0-5 Year ETF

Statement of Changes in Net Assets

July 29, 2025* through August 31, 2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$523,050

Net realized gain (loss) on investment transactions	(5,702)

Net change in unrealized appreciation (depreciation) on investments	771,788

Net increase (decrease) in net assets resulting from operations	1,289,136

Fund share transactions

Net proceeds from shares sold (875,000 shares)	43,772,553

Shares sold in-kind (1,950,000 shares)	97,530,214

Net increase (decrease) in net assets from Fund share transactions	141,302,767

Total increase (decrease)	142,591,903

Net Assets:

Beginning of period	—

End of period	$142,591,903

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Financial Highlights

	July 29, 2025(a) through August 31, 2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.20
Net realized and unrealized gain (loss) on investment transactions	0.28
Total from investment operations	0.48
Net asset value, end of period	$50.48
Total Return(c):	0.96%

Ratios/Supplemental Data:
Net assets, end of period (000)	$142,592
Average net assets (000)	$131,728
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.20	%(e)
Expenses before waivers and/or expense reimbursement	0.20	%(e)
Net investment income (loss)	4.39	%(e)
Portfolio turnover rate(f)	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 93

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.6%

CORPORATE BONDS

Aerospace & Defense 2.0%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196%	02/04/26		1,135	$1,123,702
Sr. Unsec’d. Notes	3.250	02/01/35		1,048	894,058

RTX Corp.,
Sr. Unsec’d. Notes	6.100	03/15/34		841	912,817

					2,930,577

Agriculture 1.9%

BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37		728	657,694
Gtd. Notes	7.750	10/19/32		307	354,810

Bunge Ltd. Finance Corp.,
Gtd. Notes	4.650	09/17/34		521	507,459

Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.900	11/01/34		828	824,708
Sr. Unsec’d. Notes	5.750	11/17/32		407	430,669

					2,775,340

Airlines 0.4%

Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750	10/20/28		556	558,113

Auto Manufacturers 3.0%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	5.850	05/17/27		560	565,890

General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	2.350	01/08/31		1,659	1,461,127

Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	5.300	06/24/29		514	527,596

Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes(k)	5.100	03/21/31		1,048	1,086,591

Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	5.650	03/25/32		800	819,264

					4,460,468

Auto Parts & Equipment 0.3%

Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	5.875	06/01/35		490	508,822

Banks 21.8%

Bank of America Corp.,
Jr. Sub. Notes	6.250(ff)	07/26/30	(oo)	555	555,798
Sr. Unsec’d. Notes	5.288(ff)	04/25/34		1,969	2,018,121
Sr. Unsec’d. Notes, MTN	2.972(ff)	02/04/33		828	747,582
Sub. Notes	5.518(ff)	10/25/35		1,989	2,005,788

Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F	4.625(ff)	09/20/26	(oo)	940	933,657
Sr. Unsec’d. Notes, MTN	5.188(ff)	03/14/35		728	741,558

Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes	7.350(ff)	04/27/85		705	723,427

Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.476(ff)	11/11/29		1,115	1,116,583
Sr. Unsec’d. Notes	6.224(ff)	05/09/34		1,010	1,075,870

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Canadian Imperial Bank of Commerce (Canada),
Jr. Sub. Notes	6.950%(ff)	01/28/85		200	$200,750

Citigroup, Inc.,
Sr. Unsec’d. Notes	3.057(ff)	01/25/33		1,213	1,095,317
Sub. Notes	6.020(ff)	01/24/36		1,762	1,818,235

Comerica, Inc.,
Sr. Unsec’d. Notes	5.982(ff)	01/30/30		634	657,480

Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	2.615(ff)	04/22/32		407	367,337
Sr. Unsec’d. Notes	3.102(ff)	02/24/33		1,241	1,128,905
Sub. Notes	6.750	10/01/37		1,262	1,400,715

Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	5.023(ff)	05/17/33		573	573,424

JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II, 3 Month SOFR + 2.745%	7.036(c)	10/01/25	(oo)	392	392,838
Sr. Unsec’d. Notes	5.502(ff)	01/24/36		2,542	2,625,435
Sub. Notes	5.576(ff)	07/23/36		1,455	1,485,237

KeyCorp,
Sr. Unsec’d. Notes	6.401(ff)	03/06/35		634	680,850

Morgan Stanley,
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32		2,910	2,581,370
Sr. Unsec’d. Notes, MTN	5.250(ff)	04/21/34		1,989	2,031,406

Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A	3.337(ff)	01/21/33		645	580,713

Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN	5.400(ff)	08/12/36		230	229,676

Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.246(ff)	07/08/36		1,135	1,148,894

Wells Fargo & Co.,
Sr. Unsec’d. Notes	5.389(ff)	04/24/34		941	968,181
Sr. Unsec’d. Notes, MTN	4.897(ff)	07/25/33		614	617,532
Sr. Unsec’d. Notes, MTN	5.557(ff)	07/25/34		1,468	1,524,243

					32,026,922

Beverages 0.3%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36		521	509,112

Biotechnology 0.8%

Amgen, Inc.,
Sr. Unsec’d. Notes	2.300	02/25/31		521	467,596
Sr. Unsec’d. Notes	5.250	03/02/33		634	650,519

					1,118,115

Chemicals 1.7%

CF Industries, Inc.,
Gtd. Notes	5.150	03/15/34		521	519,179

DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	5.319	11/15/38		514	535,777

EIDP, Inc.,
Sr. Unsec’d. Notes	5.125	05/15/32		394	404,752

Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	5.400	06/21/34		614	625,644

Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A	7.378	11/14/32		394	442,757

					2,528,109

See Notes to Financial Statements.

PGIM Fixed Income ETFs 95

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services 0.5%

Quanta Services, Inc.,
Sr. Unsec’d. Notes	4.500%	01/15/31	730	$728,770

Computers 0.5%

Leidos, Inc.,
Gtd. Notes	4.375	05/15/30	728	724,231

Diversified Financial Services 2.4%

Ally Financial, Inc.,
Sr. Unsec’d. Notes	5.543(ff)	01/17/31	928	949,398

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.500	04/14/27	560	556,219

Capital One Financial Corp.,
Sr. Unsec’d. Notes	6.377(ff)	06/08/34	1,468	1,576,041

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	501	442,941

				3,524,599

Electric 10.4%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	5.700	05/15/34	614	631,625

Arizona Public Service Co.,
Sr. Unsec’d. Notes	5.550	08/01/33	634	656,839

Commonwealth Edison Co.,
First Mortgage	4.900	02/01/33	394	399,139

Duke Energy Indiana LLC,
First Mortgage	5.250	03/01/34	634	652,816

Entergy Louisiana LLC,
First Mortgage	3.100	06/15/41	728	540,009

Evergy Metro, Inc.,
First Mortgage	5.125	08/15/35	480	479,921

Florida Power & Light Co.,
First Mortgage	5.100	04/01/33	1,448	1,484,614

Interstate Power & Light Co.,
Sr. Unsec’d. Notes	5.700	10/15/33	483	501,710

NSTAR Electric Co.,
Sr. Unsec’d. Notes	5.400	06/01/34	934	965,594

Ohio Edison Co.,
Sr. Unsec’d. Notes, 144A	4.950	12/15/29	394	402,273

Ohio Power Co.,
Sr. Unsec’d. Notes	5.650	06/01/34	521	540,604

Pacific Gas & Electric Co.,
First Mortgage	6.150	01/15/33	521	547,140
Sr. Sec’d. Notes	3.250	06/01/31	941	862,927

PacifiCorp,
First Mortgage	5.250	06/15/35	634	635,349

Public Service Co. of Colorado,
First Mortgage	5.350	05/15/34	991	1,008,777

Public Service Electric & Gas Co.,
First Mortgage, MTN	4.900	12/15/32	941	958,780

Puget Energy, Inc.,
Sr. Sec’d. Notes	5.725	03/15/35	470	477,038

Sempra,
Jr. Sub. Notes	4.125(ff)	04/01/52	514	500,518

Southern California Edison Co.,
First Mortgage	2.250	06/01/30	741	666,549
First Mortgage	5.450	06/01/31	514	531,731

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Virginia Electric & Power Co.,
Sr. Unsec’d. Notes	5.300%	08/15/33	1,048	$1,077,298
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.700	01/30/27	728	720,982

				15,242,233

Foods 1.7%

JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl,
Gtd. Notes	5.750	04/01/33	421	435,930
Mars, Inc.,
Sr. Unsec’d. Notes, 144A	5.200	03/01/35	627	632,659
Pilgrim’s Pride Corp.,
Gtd. Notes	6.250	07/01/33	824	869,082
Smithfield Foods, Inc.,
Gtd. Notes, 144A	5.200	04/01/29	560	568,245

				2,505,916

Gas 1.4%

Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	5.400	06/15/33	828	854,260
Southern California Gas Co.,
First Mortgage	5.050	09/01/34	1,135	1,146,840

				2,001,100

Healthcare-Products 0.2%

Alcon Finance Corp.,
Gtd. Notes, 144A	5.375	12/06/32	330	341,912

Healthcare-Services 3.4%

Cigna Group (The),
Gtd. Notes	4.800	08/15/38	514	482,374
Elevance Health, Inc.,
Sr. Unsec’d. Notes	5.950	12/15/34	890	938,156
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	5.450	06/15/34	311	315,941
Humana, Inc.,
Sr. Unsec’d. Notes	5.375	04/15/31	978	1,007,411
Laboratory Corp. of America Holdings,
Gtd. Notes	4.800	10/01/34	731	717,013
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.750	05/15/40	80	58,113
Sr. Unsec’d. Notes	5.000	04/15/34	941	944,795
Sr. Unsec’d. Notes	6.875	02/15/38	521	591,399

				5,055,202

Home Builders 0.3%

Meritage Homes Corp.,
Gtd. Notes, 144A	3.875	04/15/29	470	459,786

Insurance 3.1%

American International Group, Inc.,
Sr. Unsec’d. Notes	5.450	05/07/35	614	633,436
Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes	5.000	02/15/32	976	993,605
Chubb INA Holdings LLC,
Gtd. Notes	4.900	08/15/35	605	601,845

See Notes to Financial Statements.

PGIM Fixed Income ETFs 97

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Corebridge Global Funding,
Sr. Sec’d. Notes, 144A	4.900%	08/21/32	615	$616,786

Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A	5.750	05/20/35	741	755,433

Lincoln National Corp.,
Sr. Unsec’d. Notes	3.400	03/01/32	407	372,169

Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes	5.000	03/15/35	514	515,342

				4,488,616

Leisure Time 0.5%

Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A	3.050	02/14/27	721	707,879

Lodging 0.4%

Marriott International, Inc.,
Sr. Unsec’d. Notes	5.500	04/15/37	627	628,617

Media 1.6%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.300	02/01/32	521	441,080
Sr. Sec’d. Notes	2.800	04/01/31	614	552,667

Comcast Corp.,
Gtd. Notes	5.300	06/01/34	1,355	1,394,492

				2,388,239

Mining 2.6%

BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.250	09/08/33	1,048	1,080,858

Kinross Gold Corp. (Canada),
Sr. Unsec’d. Notes	6.250	07/15/33	394	425,067

Newmont Corp./Newcrest Finance Pty Ltd.,
Gtd. Notes	5.350	03/15/34	634	654,370

Rio Tinto Finance USA PLC (Australia),
Gtd. Notes	5.250	03/14/35	911	925,547

Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes	7.500	07/27/35	100	115,750

Yamana Gold, Inc. (Canada),
Gtd. Notes	2.630	08/15/31	614	544,797

				3,746,389

Miscellaneous Manufacturing 0.5%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	5.250	09/15/35	190	190,262

Textron, Inc.,
Sr. Unsec’d. Notes	6.100	11/15/33	470	503,159

				693,421

Office/Business Equipment 0.3%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.276	12/01/28	394	379,702

Oil & Gas 4.1%

Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	6.000	06/13/33	450	465,112

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

BP Capital Markets America, Inc.,
Gtd. Notes	3.060%	06/17/41	514	$380,704

Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.450	06/30/33	728	777,498

Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	2.650	01/15/32	841	736,694

ConocoPhillips Co.,
Gtd. Notes	5.000	01/15/35	634	633,871

Diamondback Energy, Inc.,
Gtd. Notes	6.250	03/15/33	841	898,769

EOG Resources, Inc.,
Sr. Unsec’d. Notes	5.350	01/15/36	514	522,173

HF Sinclair Corp.,
Sr. Unsec’d. Notes	5.500	09/01/32	410	411,398

Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.550	10/01/34	407	404,963

Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	1.900	08/15/30	828	741,265

				5,972,447

Packaging & Containers 0.7%

Berry Global, Inc.,
Sr. Sec’d. Notes	5.800	06/15/31	934	988,430

Pharmaceuticals 3.0%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	514	452,206
Sr. Unsec’d. Notes	5.200	03/15/35	514	525,907

AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes	6.450	09/15/37	521	586,527

Cardinal Health, Inc.,
Sr. Unsec’d. Notes	5.150	09/15/35	510	506,387

CVS Health Corp.,
Sr. Unsec’d. Notes	4.780	03/25/38	514	473,552
Sr. Unsec’d. Notes	5.250	01/30/31	407	418,604

Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.700	02/09/34	320	320,967
Sr. Unsec’d. Notes	4.900	10/15/35	530	532,387

Johnson & Johnson,
Sr. Unsec’d. Notes	5.000	03/01/35	320	328,958

Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	307	229,713

				4,375,208

Pipelines 7.3%

DCP Midstream Operating LP,
Gtd. Notes	3.250	02/15/32	1,048	942,592

DT Midstream, Inc.,
Gtd. Notes, 144A	4.125	06/15/29	734	713,815

Enbridge, Inc. (Canada),
Gtd. Notes	5.625	04/05/34	941	971,458

Energy Transfer LP,
Sr. Unsec’d. Notes	5.600	09/01/34	843	856,482

Enterprise Products Operating LLC,
Gtd. Notes	5.350	01/31/33	841	872,079
Gtd. Notes, Series E	5.250(ff)	08/16/77	514	509,626

See Notes to Financial Statements.

PGIM Fixed Income ETFs 99

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Kinder Morgan, Inc.,
Gtd. Notes	5.850%	06/01/35	941	$977,598

MPLX LP,
Sr. Unsec’d. Notes	5.500	06/01/34	1,148	1,157,016

ONEOK, Inc.,
Gtd. Notes	5.050	11/01/34	514	501,337
Gtd. Notes	6.050	09/01/33	634	666,735

Targa Resources Corp.,
Gtd. Notes	5.550	08/15/35	934	939,840

Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.050	02/01/30	514	499,408

Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.600	03/15/35	614	630,288
Sr. Unsec’d. Notes	5.650	03/15/33	514	535,495

				10,773,769

Real Estate 0.4%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	600	594,223

Real Estate Investment Trusts (REITs) 9.3%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	1.875	02/01/33	1,148	931,032

AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes	5.000	08/01/35	627	624,713

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	5.500	02/15/34	841	856,773

GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	841	750,359

Healthpeak OP LLC,
Gtd. Notes	5.250	12/15/32	634	647,954

Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I	3.500	09/15/30	1,076	1,011,617

Invitation Homes Operating Partnership LP,
Gtd. Notes	5.500	08/15/33	841	863,490

Kimco Realty OP LLC,
Gtd. Notes	6.400	03/01/34	934	1,023,380

Lineage OP LP,
Gtd. Notes, 144A	5.250	07/15/30	614	619,247

Prologis LP,
Sr. Unsec’d. Notes	5.125	01/15/34	941	961,510

Realty Income Corp.,
Sr. Unsec’d. Notes	1.800	03/15/33	1,035	848,062

Sun Communities Operating LP,
Gtd. Notes	2.700	07/15/31	1,148	1,037,909

Ventas Realty LP,
Gtd. Notes	5.625	07/01/34	627	648,386

VICI Properties LP,
Sr. Unsec’d. Notes	5.125	11/15/31	728	735,483

VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	5.750	02/01/27	307	311,057

Welltower OP LLC,
Gtd. Notes	2.750	01/15/31	725	667,881
Gtd. Notes	4.500	07/01/30	300	302,898

WP Carey, Inc.,
Sr. Unsec’d. Notes	2.250	04/01/33	941	779,517

				13,621,268

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 1.3%

AutoNation, Inc.,

Sr. Unsec’d. Notes	2.400%	08/01/31	841	$732,478

Home Depot, Inc. (The),

Sr. Unsec’d. Notes	5.875	12/16/36	614	662,030

McDonald’s Corp.,

Sr. Unsec’d. Notes, MTN	6.300	10/15/37	514	566,808

				1,961,316

Semiconductors 1.7%

Broadcom, Inc.,

Sr. Unsec’d. Notes	5.200	07/15/35	728	734,989

Sr. Unsec’d. Notes, 144A	3.469	04/15/34	1,450	1,298,455

Intel Corp.,

Sr. Unsec’d. Notes	4.150	08/05/32	407	387,172

				2,420,616

Software 2.1%

Fiserv, Inc.,

Sr. Unsec’d. Notes	5.250	08/11/35	655	652,696

Oracle Corp.,

Sr. Unsec’d. Notes	3.850	07/15/36	614	539,544

Sr. Unsec’d. Notes	6.250	11/09/32	421	454,705

Synopsys, Inc.,

Sr. Unsec’d. Notes	5.000	04/01/32	914	932,074

Workday, Inc.,

Sr. Unsec’d. Notes	3.800	04/01/32	514	487,327

				3,066,346

Telecommunications 4.7%

AT&T, Inc.,

Sr. Unsec’d. Notes	2.550	12/01/33	728	612,290

Sr. Unsec’d. Notes	5.400	02/15/34	841	865,574

Motorola Solutions, Inc.,

Sr. Unsec’d. Notes	5.550	08/15/35	627	646,267

Rogers Communications, Inc. (Canada),

Gtd. Notes	5.300	02/15/34	627	630,621

T-Mobile USA, Inc.,

Gtd. Notes	5.125	05/15/32	1,969	2,016,323

Verizon Communications, Inc.,

Sr. Unsec’d. Notes	2.355	03/15/32	1,782	1,546,779

Sr. Unsec’d. Notes	2.550	03/21/31	634	574,958

				6,892,812

TOTAL LONG-TERM INVESTMENTS
(cost $140,686,681)				141,698,625

See Notes to Financial Statements.

PGIM Fixed Income ETFs 101

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

SHORT-TERM INVESTMENT 2.2%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $3,243,183)(wb)	3,243,183	$3,243,183

TOTAL INVESTMENTS 98.8%
(cost $143,929,864)		144,941,808
Other assets in excess of liabilities(z) 1.2%		1,734,117

NET ASSETS 100.0%		$146,675,925

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
60	5 Year U.S. Treasury Notes	Dec. 2025	$6,568,125	$21,255
138	10 Year U.S. Treasury Notes	Dec. 2025	15,525,000	82,455
3	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	349,688	(2,067)

				101,643

Short Positions:
20	2 Year U.S.Treasury Notes	Dec. 2025	4,170,781	(5,608)
50	10 Year U.S. Ultra Treasury Notes	Dec. 2025	5,720,312	(34,660)
32	20 Year U.S. Treasury Bonds	Dec. 2025	3,656,000	(10,734)

				(51,002)

				$50,641

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$453,092

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$141,698,625	$—
Short-Term Investment
Affiliated Mutual Fund	3,243,183	—	—

Total	$3,243,183	$141,698,625	$—

Other Financial Instruments*
Assets
Futures Contracts	$103,710	$—	$—
Liabilities
Futures Contracts	$(53,069)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

Banks	21.8%
Electric	10.4
Real Estate Investment Trusts (REITs)	9.3
Pipelines	7.3
Telecommunications	4.7
Oil & Gas	4.1
Healthcare-Services	3.4
Insurance	3.1
Auto Manufacturers	3.0
Pharmaceuticals	3.0
Mining	2.6
Diversified Financial Services	2.4
Affiliated Mutual Fund	2.2
Software	2.1
Aerospace & Defense	2.0
Agriculture	1.9
Chemicals	1.7
Foods	1.7
Semiconductors	1.7
Media	1.6
Gas	1.4

Retail	1.3%
Biotechnology	0.8
Packaging & Containers	0.7
Commercial Services	0.5
Computers	0.5
Leisure Time	0.5
Miscellaneous Manufacturing	0.5
Lodging	0.4
Real Estate	0.4
Airlines	0.4
Beverages	0.3
Auto Parts & Equipment	0.3
Home Builders	0.3
Office/Business Equipment	0.3
Healthcare-Products	0.2

98.8
Other assets in excess of liabilities	1.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$103,710*	Due from/to broker-variation margin futures	$53,069*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 103

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2025

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$110,140

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$50,641

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Fund.

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $140,686,681)	$141,698,625
Affiliated investments (cost $3,243,183)	3,243,183
Dividends and interest receivable	1,754,454
Due from broker—variation margin futures	9,937

Total Assets	146,706,199

Liabilities

Management fee payable	30,274

Net Assets	$146,675,925

Net assets were comprised of:
Common stock, at par	$2,900
Paid-in capital in excess of par	144,907,727
Total distributable earnings (loss)	1,765,298

Net assets, August 31, 2025	$146,675,925

Net asset value, offering price and redemption price per share.
($146,675,925 ÷ 2,900,000 shares of common stock issued and outstanding)	$50.58

See Notes to Financial Statements.

PGIM Fixed Income ETFs 105

PGIM Corporate Bond 5-10 Year ETF

Statement of Operations

For the Period July 29, 2025* through August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$597,879
Affiliated dividend income	16,246

Total income	614,125

Expenses
Management fee	30,616

Net investment income (loss)	583,509

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	9,064
Futures transactions	110,140

119,204

Net change in unrealized appreciation (depreciation) on:
Investments	1,011,944
Futures	50,641

1,062,585

Net gain (loss) on investment transactions	1,181,789

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,765,298

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Statement of Changes in Net Assets

July 29, 2025* through August 31, 2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$ 583,509

Net realized gain (loss) on investment transactions	119,204

Net change in unrealized appreciation (depreciation) on investments	1,062,585

Net increase (decrease) in net assets resulting from operations	1,765,298

Fund share transactions

Net proceeds from shares sold (750,000 shares)	37,506,563

Shares sold in-kind (2,150,000 shares)	107,404,064

Net increase (decrease) in net assets from Fund share transactions	144,910,627

Total increase (decrease)	146,675,925

Net Assets:

Beginning of period	—

End of period	$146,675,925

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 107

PGIM Corporate Bond 5-10 Year ETF

Financial Highlights

	July 29, 2025(a) through August 31, 2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.22
Net realized and unrealized gain (loss) on investment transactions	0.36
Total from investment operations	0.58
Net asset value, end of period	$50.58
Total Return(c):	1.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$146,676
Average net assets (000)	$135,451
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.25	%(e)
Expenses before waivers and/or expense reimbursement	0.25	%(e)
Net investment income (loss)	4.76	%(e)
Portfolio turnover rate(f)	10%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.5%

CORPORATE BONDS 92.6%

Aerospace & Defense 2.8%
Boeing Co. (The),
Sr. Unsec’d. Notes	5.930%	05/01/60	1,635	$1,569,207
RTX Corp.,
Sr. Unsec’d. Notes	4.500	06/01/42	615	542,300

				2,111,507

Agriculture 0.8%
BAT Capital Corp. (United Kingdom),
Gtd. Notes	6.250	08/15/55	615	620,537

Auto Parts & Equipment 0.4%
Aptiv Swiss Holdings Ltd.,
Gtd. Notes	3.100	12/01/51	445	267,279

Banks 16.8%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	2,355	1,853,523
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.785(ff)	02/25/36	400	411,454
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A	3.132(ff)	01/20/33	400	359,722
Citigroup, Inc.,
Sr. Unsec’d. Notes	5.612(ff)	03/04/56	615	598,083
Sub. Notes	5.827(ff)	02/13/35	1,125	1,153,953
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	5.734(ff)	01/28/56	1,125	1,122,053
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	615	548,296
Sr. Unsec’d. Notes	5.400	01/06/42	2,355	2,351,134
Morgan Stanley,
Sr. Unsec’d. Notes	3.217(ff)	04/22/42	1,060	806,073
Sr. Unsec’d. Notes, MTN	2.802(ff)	01/25/52	2,355	1,449,354
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068(ff)	04/30/41	2,630	2,001,855

				12,655,500

Beverages 1.8%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	1,465	1,339,772

Biotechnology 1.7%
Amgen, Inc.,
Sr. Unsec’d. Notes	5.650	03/02/53	1,295	1,250,605

Building Materials 0.4%
Owens Corning,
Sr. Unsec’d. Notes	7.000	12/01/36	275	313,054

Chemicals 2.5%
CF Industries, Inc.,
Gtd. Notes	5.375	03/15/44	340	318,255
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	5.419	11/15/48	890	895,563
FMC Corp.,
Sr. Unsec’d. Notes	6.375	05/18/53	105	100,878

See Notes to Financial Statements.

PGIM Fixed Income ETFs 109

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900%	06/01/43	381	$341,642
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	4.000	12/15/42	275	223,709

				1,880,047

Commercial Services 1.7%

Duke University,
Unsec’d. Notes, Series 2020	2.832	10/01/55	215	132,282
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes	5.618	06/01/55	450	459,794
President & Fellows of Harvard College,
Unsec’d. Notes	2.517	10/15/50	730	438,487
Trustees of Princeton University (The),
Unsec’d. Notes	4.201	03/01/52	155	128,087
Washington University (The),
Sr. Unsec’d. Notes	4.349	04/15/2122	175	131,210

				1,289,860

Computers 0.5%

Apple, Inc.,
Sr. Unsec’d. Notes	2.850	08/05/61	615	362,462

Electric 13.8%

AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series H	3.450	01/15/50	510	344,466
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	3.800	06/15/49	510	378,337
Ameren Illinois Co.,
First Mortgage	5.625	03/01/55	610	607,727
Commonwealth Edison Co.,
First Mortgage	4.000	03/01/49	910	704,187
Dominion Energy South Carolina, Inc.,
First Mortgage	6.250	10/15/53	500	536,575
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	615	467,162
Duke Energy Indiana LLC,
First Mortgage	5.400	04/01/53	615	583,799
Duke Energy Ohio, Inc.,
First Mortgage	5.550	03/15/54	1,060	1,026,632
Entergy Louisiana LLC,
First Mortgage	3.100	06/15/41	680	504,404
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C	4.850	07/15/47	445	381,962
Florida Power & Light Co.,
First Mortgage	4.125	02/01/42	1,465	1,247,351
Kentucky Utilities Co.,
First Mortgage	5.850	08/15/55	35	34,743
Louisville Gas & Electric Co.,
First Mortgage	5.850	08/15/55	40	39,715
Nevada Power Co.,
General Ref. Mortgage	6.000	03/15/54	615	619,714
Northern States Power Co.,
First Mortgage	5.650	06/15/54	955	953,209
NSTAR Electric Co.,
Sr. Unsec’d. Notes	4.950	09/15/52	340	302,145

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Pacific Gas & Electric Co.,
First Mortgage	3.950%	12/01/47	400	$289,487
Public Service Co. of Colorado,
First Mortgage	5.850	05/15/55	340	335,060
San Diego Gas & Electric Co.,
First Mortgage	5.350	04/01/53	292	271,899
Southern California Edison Co.,
First Mortgage, Series 20A	2.950	02/01/51	1,265	767,402

				10,395,976

Electronics 0.3%

Honeywell International, Inc.,
Sr. Unsec’d. Notes	5.350	03/01/64	275	254,858

Foods 1.2%

JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl,
Gtd. Notes	6.500	12/01/52	275	281,075
Mars, Inc.,
Sr. Unsec’d. Notes, 144A	5.700	05/01/55	615	600,630

				881,705

Healthcare-Services 7.1%

Children’s Hospital of Philadelphia (The),
Sec’d. Notes, Series 2020	2.704	07/01/50	155	94,522
Cigna Group (The),
Sr. Unsec’d. Notes	3.400	03/15/50	785	526,792
Elevance Health, Inc.,
Sr. Unsec’d. Notes	5.100	01/15/44	785	719,062
Humana, Inc.,
Sr. Unsec’d. Notes	4.950	10/01/44	445	387,350
Inova Health System Foundation,
Unsec’d. Notes	4.068	05/15/52	250	195,256
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	3.002	06/01/51	560	358,753
Mayo Clinic,
Unsec’d. Notes, Series 2021	3.196	11/15/61	250	155,178
OhioHealth Corp.,
Unsec’d. Notes, Series 2020	3.042	11/15/50	235	157,681
Orlando Health Obligated Group,
Sr. Unsec’d. Notes	5.475	10/01/35	90	93,626
Roche Holdings, Inc.,
Gtd. Notes, 144A	2.607	12/13/51	200	119,725
Sentara Health,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	216	132,027
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	500	317,853
Sutter Health,
Unsec’d. Notes	5.547	08/15/53	95	92,534
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	4.750	05/15/52	2,355	1,979,731

				5,330,090

Insurance 5.1%

Arch Capital Group Ltd.,
Sr. Unsec’d. Notes	3.635	06/30/50	445	320,889
Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes	5.550	02/15/55	340	319,835

See Notes to Financial Statements.

PGIM Fixed Income ETFs 111

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Chubb INA Holdings LLC,
Gtd. Notes	3.050%	12/15/61	275	$165,814
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	4.350	04/05/42	673	566,504
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.125	10/15/52	445	275,453
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	6.100	03/15/55	785	776,498
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	5.500	06/15/52	340	316,716
Markel Group, Inc.,
Sr. Unsec’d. Notes	3.450	05/07/52	381	252,331
Unum Group,
Sr. Unsec’d. Notes	6.000	06/15/54	615	598,671
W R Berkley Corp.,
Sr. Unsec’d. Notes	3.550	03/30/52	381	261,256

				3,853,967

Internet 1.7%
Alphabet, Inc.,
Sr. Unsec’d. Notes	5.300	05/15/65	890	856,676
Meta Platforms, Inc.,
Sr. Unsec’d. Notes	5.550	08/15/64	445	429,392

				1,286,068

Media 3.7%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.950	06/30/62	2,355	1,458,324
Comcast Corp.,
Gtd. Notes	2.937	11/01/56	2,355	1,353,619

				2,811,943

Mining 1.0%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	340	342,148
Freeport-McMoRan, Inc.,
Gtd. Notes	5.450	03/15/43	445	420,370

				762,518

Oil & Gas 6.0%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.800	10/01/54	300	266,307
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.850	02/01/35	1,465	1,501,881
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	445	297,649
ConocoPhillips Co.,
Gtd. Notes	4.025	03/15/62	680	488,278
Diamondback Energy, Inc.,
Gtd. Notes	5.750	04/18/54	340	314,750
EOG Resources, Inc.,
Sr. Unsec’d. Notes	5.950	07/15/55	275	277,370
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	6.500	03/01/41	340	357,054
Ovintiv, Inc.,
Gtd. Notes	7.100	07/15/53	340	351,248

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Phillips 66 Co.,
Gtd. Notes	5.500%	03/15/55	235	$214,899
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	6.500	05/22/35	400	418,005

				4,487,441

Pharmaceuticals 3.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes	5.600	03/15/55	955	943,289
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	5.650	02/22/64	275	263,204
CVS Health Corp.,
Sr. Unsec’d. Notes	6.050	06/01/54	510	495,056
Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.950	02/27/63	275	244,864
Sr. Unsec’d. Notes	5.550	10/15/55	25	24,827
Sr. Unsec’d. Notes	5.650	10/15/65	25	24,814
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	445	356,728
Takeda US Financing, Inc.,
Gtd. Notes	5.200	07/07/35	200	200,840

				2,553,622

Pipelines 8.0%
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	5.695	10/01/54	275	254,187
DCP Midstream Operating LP,
Gtd. Notes	5.600	04/01/44	340	317,745
Energy Transfer LP,
Sr. Unsec’d. Notes	4.950	01/15/43	1,200	1,038,307
Enterprise Products Operating LLC,
Gtd. Notes(k)	4.850	08/15/42	1,295	1,175,888
MPLX LP,
Sr. Unsec’d. Notes	4.700	04/15/48	890	721,321
ONEOK, Inc.,
Gtd. Notes	6.625	09/01/53	955	979,719
Targa Resources Corp.,
Gtd. Notes	6.125	05/15/55	340	330,152
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.800	11/15/54	1,235	1,193,167

				6,010,486

Real Estate Investment Trusts (REITs) 1.0%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes	3.550	03/15/52	615	415,290
Prologis LP,
Sr. Unsec’d. Notes	3.000	04/15/50	527	339,327

				754,617

Retail 2.2%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.625	05/13/51	890	616,555
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.625	04/15/52	530	383,906

See Notes to Financial Statements.

PGIM Fixed Income ETFs 113

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	5.850%	04/01/63	275	$266,535
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	4.450	03/01/47	445	375,612

				1,642,608

Semiconductors 1.8%
Broadcom, Inc.,
Gtd. Notes, 144A	3.500	02/15/41	890	706,011
Foundry JV Holdco LLC,
Sr. Sec’d. Notes, 144A	6.300	01/25/39	200	211,198
Intel Corp.,
Sr. Unsec’d. Notes	3.734	12/08/47	675	470,217

				1,387,426

Software 2.6%
Microsoft Corp.,
Sr. Unsec’d. Notes	3.041	03/17/62	1,405	883,390
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/50	1,610	1,099,751

				1,983,141

Telecommunications 3.5%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.550	09/15/55	2,525	1,678,554
T-Mobile USA, Inc.,
Gtd. Notes	3.300	02/15/51	680	446,138
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.000	11/20/60	890	520,041

				2,644,733

Transportation 0.4%
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	3.700	03/15/53	445	321,256

Water 0.4%
American Water Capital Corp.,
Sr. Unsec’d. Notes	5.700	09/01/55	330	324,816

TOTAL CORPORATE BONDS
(cost $69,885,391)				69,777,894

MUNICIPAL BONDS 1.3%

California 0.3%
Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series N	3.256	05/15/60	150	94,120
University of California,
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	155	124,632

				218,752

District of Columbia 0.2%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A	4.814	10/01/2114	195	163,318

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Maryland 0.1%
Maryland Economic Development Corp.,
Taxable, Revenue Bonds	5.433%	05/31/56	125	$117,799

Michigan 0.2%
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	160	123,834

Minnesota 0.2%
University of Minnesota,
Taxable, Revenue Bonds	4.048	04/01/52	161	127,736

New York 0.2%
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	155	128,974

Pennsylvania 0.1%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D	2.840	09/01/50	120	78,329

TOTAL MUNICIPAL BONDS
(cost $963,739)				958,742

U.S. TREASURY OBLIGATION(k) 3.6%
U.S. Treasury Bonds
(cost $2,716,701)	4.750	02/15/45	2,775	2,733,809

TOTAL LONG-TERM INVESTMENTS
(cost $73,565,831)				73,470,445

			Shares

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%)
(cost $715,902)(wb)			715,902	715,902

TOTAL INVESTMENTS 98.5%
(cost $74,281,733)				74,186,347
Other assets in excess of liabilities(z) 1.5%				1,131,580

NET ASSETS 100.0%				$75,317,927

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Fixed Income ETFs 115

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
40	10 Year U.S. Ultra Treasury Notes	Dec. 2025	$4,576,250	$24,096
81	20 Year U.S. Treasury Bonds	Dec. 2025	9,254,250	34,633

				58,729

Short Positions:
2	5 Year U.S. Treasury Notes	Dec. 2025	218,938	(800)
18	10 Year U.S. Treasury Notes	Dec. 2025	2,025,000	(5,931)
91	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	10,607,187	(2,749)

				(9,480)

				$49,249

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$515,866

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$69,777,894	$—
Municipal Bonds	—	958,742	—
U.S. Treasury Obligation.	—	2,733,809	—
Short-Term Investment
Affiliated Mutual Fund	715,902	—	—

Total	$715,902	$73,470,445	$—

Other Financial Instruments*
Assets
Futures Contracts	$58,729	$—	$—

Liabilities
Futures Contracts	$(9,480)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

Banks	16.8%
Electric	13.8
Pipelines	8.0

Healthcare-Services	7.1%
Oil & Gas	6.0
Insurance	5.1

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2025

Industry Classification (continued) :

Media	3.7%
U.S. Treasury Obligation	3.6
Telecommunications	3.5
Pharmaceuticals	3.4
Aerospace & Defense	2.8
Software	2.6
Chemicals	2.5
Retail	2.2
Semiconductors	1.8
Beverages	1.8
Commercial Services	1.7
Internet	1.7
Biotechnology	1.7
Municipal Bonds	1.3
Foods	1.2
Mining	1.0

Real Estate Investment Trusts (REITs)	1.0%
Affiliated Mutual Fund	1.0
Agriculture	0.8
Computers	0.5
Water	0.4
Transportation	0.4
Building Materials	0.4
Auto Parts & Equipment	0.4
Electronics	0.3

98.5
Other assets in excess of liabilities	1.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$58,729*	Due from/to broker-variation margin futures	$9,480*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$20,235

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$49,249

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Fund.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 117

PGIM Corporate Bond 10+ Year ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $73,565,831)	$73,470,445
Affiliated investments (cost $715,902)	715,902
Dividends and interest receivable	1,118,716
Due from broker—variation margin futures	28,891

Total Assets	75,333,954

Liabilities

Management fee payable	16,027

Net Assets	$75,317,927

Net assets were comprised of:
Common stock, at par	$1,500
Paid-in capital in excess of par	74,960,203
Total distributable earnings (loss)	356,224

Net assets, August 31, 2025	$75,317,927

Net asset value, offering price and redemption price per share.
($75,317,927 ÷ 1,500,000 shares of common stock issued and outstanding)	$50.21

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Statement of Operations

For the Period July 29, 2025* through August 31, 2025

Net Investment Income (Loss)
Income
Interest income	$357,323
Affiliated dividend income	13,742

Total income	371,065

Expenses
Management fee	16,369

Net investment income (loss)	354,696

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	27,430
Futures transactions	20,235

47,665

Net change in unrealized appreciation (depreciation) on:
Investments	(95,386)
Futures	49,249

(46,137)

Net gain (loss) on investment transactions	1,528

Net Increase (Decrease) In Net Assets Resulting From Operations	$356,224

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 119

PGIM Corporate Bond 10+ Year ETF

Statements of Changes in Net Assets

July 29, 2025* through August 31, 2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$354,696

Net realized gain (loss) on investment transactions	47,665

Net change in unrealized appreciation (depreciation) on investments	(46,137)

Net increase (decrease) in net assets resulting from operations	356,224

Fund share transactions

Net proceeds from shares sold (500,000 shares)	25,050,000

Shares sold in-kind (1,000,000 shares)	49,911,703

Net increase (decrease) in net assets from Fund share transactions	74,961,703

Total increase (decrease)	75,317,927

Net Assets:

Beginning of period	—

End of period	$75,317,927

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Financial Highlights

	July 29, 2025(a) through August 31, 2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.04)
Total from investment operations	0.21
Net asset value, end of period	$50.21
Total Return(c):	0.44%

Ratios/Supplemental Data:
Net assets, end of period (000)	$75,318
Average net assets (000)	$72,423
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.25	%(e)
Expenses before waivers and/or expense reimbursement	0.25	%(e)
Net investment income (loss)	5.42	%(e)
Portfolio turnover rate(f)	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 121

PGIM Floating Rate Income ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 97.4%

ASSET-BACKED SECURITIES 8.0%

Collateralized Loan Obligations
Atlas Senior Loan Fund Ltd. (United Kingdom),
Series 2023-21A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	7.325	%(c)	07/20/35		275	$276,191
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class BR, 144A, 3 Month SOFR + 2.650% (Cap N/A, Floor 2.650%)	6.968	(c)	07/15/30		250	250,177
Avoca Capital CLO Ltd. (Ireland),
Series 10A, Class B1RR, 144A, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)	3.376	(c)	04/15/35	EUR	250	291,397
Bain Capital Credit CLO Ltd. (United Kingdom),
Series 2023-03A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.904	(c)	10/24/38		500	501,060
Carlyle US CLO Ltd. (Cayman Islands),
Series 2023-05A, Class B, 144A, 3 Month SOFR + 2.650% (Cap N/A, Floor 2.650%)	6.964	(c)	01/27/36		500	503,712
CBAMR Ltd. (Cayman Islands),
Series 2018-05A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.812	(cc)	10/17/38		350	350,000
CQS US CLO Ltd. (Cayman Islands),
Series 2021-01A, Class BR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.075	(c)	01/20/35		400	400,504
Davis Park CLO Ltd.,
Series 2022-01A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	6.018	(c)	07/20/38		500	500,780
Elevation CLO Ltd. (Cayman Islands),
Series 2020-11A, Class BR, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	6.318	(c)	10/15/37		400	401,341
Hayfin US Ltd. (Cayman Islands),
Series 2024-15A, Class B, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	6.514	(c)	04/28/37		500	502,926
Mountain View CLO Ltd. (Cayman Islands),
Series 2023-01A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	7.318	(c)	09/14/36		200	200,646
NGC Ltd. (United Kingdom),
Series 2024-01A, Class B, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	6.425	(c)	07/20/37		350	351,149
PPM CLO Ltd. (Cayman Islands),
Series 2019-02A, Class BR2, 144A, 3 Month SOFR + 2.250% (Cap N/A, Floor 2.250%)	6.568	(c)	04/16/37		500	500,440
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class BR, 144A, 3 Month SOFR + 2.450% (Cap N/A, Floor 2.450%)	6.775	(c)	01/20/37		300	301,578
Sound Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class DR, 144A, 3 Month SOFR + 3.612% (Cap N/A, Floor 3.350%)	7.930	(c)	10/25/34		250	251,561
Tikehau US CLO Ltd. (Bermuda),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	6.268	(c)	01/15/36		500	503,098
Trimaran CAVU Ltd. (Cayman Islands),
Series 2019-02A, Class BR, 144A	0.000	(cc)	03/18/38		250	250,000

TOTAL ASSET-BACKED SECURITIES
(cost $6,257,016)						6,336,560

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.8%
BX Trust,
Series 2025-DIME, Class E, 144A, 1 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	7.363	(c)	02/15/35		250	250,000
NYC Commercial Mortgage Trust,
Series 2025-03BP, Class D, 144A, 1 Month SOFR + 2.441% (Cap N/A, Floor 2.441%)	6.804	(c)	02/15/42		150	149,297
ROCK Trust,
Series 2024-CNTR, Class E, 144A	8.819		11/13/41		200	211,221

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $599,631)						610,518

CORPORATE BONDS 10.1%

Aerospace & Defense 0.0%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.875		04/15/27		13	13,032

Airlines 0.1%
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	7.875		05/01/27		75	75,740

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 0.1%
General Motors Co.,
Sr. Unsec’d. Notes	5.600%		10/15/32	105	$107,858

Banks 8.1%
Bank of America Corp.,
Jr. Sub. Notes	6.250	(ff)	07/26/30(oo)	705	706,014
Jr. Sub. Notes	6.625	(ff)	05/01/30(oo)	890	917,772
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes	7.350	(ff)	04/27/85	600	615,682
Citigroup, Inc.,
Jr. Sub. Notes, Series EE	6.750	(ff)	02/15/30(oo)	510	514,917
Jr. Sub. Notes, Series FF	6.950	(ff)	02/15/30(oo)	855	870,731
Jr. Sub. Notes, Series GG	6.875	(ff)	08/15/30(oo)	315	321,173
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V	4.125	(ff)	11/10/26(oo)	400	389,570
Royal Bank of Canada (Canada),
Jr. Sub. Notes	6.350	(ff)	11/24/84	750	725,625
Sumitomo Mitsui Financial Group, Inc. (Japan),
Jr. Sub. Notes	6.600	(ff)	06/05/34(oo)	100	103,625
Toronto-Dominion Bank (The) (Canada),
Jr. Sub. Notes	7.250	(ff)	07/31/84	720	745,200
U.S. Bancorp,
Jr. Sub. Notes	3.700	(ff)	01/15/27(oo)	500	482,322

					6,392,631

Diversified Financial Services 0.3%
Nomura Holdings, Inc. (Japan),
Jr. Sub. Notes	7.000	(ff)	07/15/30(oo)	205	209,869

Electric 0.6%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	5.000		02/01/31	75	74,389
Vistra Corp.,
Jr. Sub. Notes, 144A	8.000	(ff)	10/15/26(oo)	100	102,336
Jr. Sub. Notes, Series C, 144A	8.875	(ff)	01/15/29(oo)	250	272,563

					449,288

Environmental Control 0.1%
GFL Environmental, Inc.,
Sr. Sec’d. Notes, 144A	6.750		01/15/31	50	52,062

Housewares 0.0%
SWF Holdings I Corp.,
Sr. Unsec’d. Notes, 144A	6.500		10/01/29	75	30,043

Machinery-Diversified 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A	7.500		01/01/30	5	5,235

Media 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.400		04/01/33	75	70,544
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	9.250		03/25/30	21	12,957

					83,501

See Notes to Financial Statements.

PGIM Fixed Income ETFs 123

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 0.1%
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.250%		04/15/32	100	$95,856

Pipelines 0.4%
Targa Resources Corp.,
Gtd. Notes	4.200		02/01/33	75	70,702
Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000	(ff)	09/30/29(oo)	280	278,531

					349,233

Real Estate Investment Trusts (REITs) 0.1%
Diversified Healthcare Trust,
Gtd. Notes	4.375		03/01/31	60	50,940
Sr. Unsec’d. Notes	4.750		02/15/28	5	4,724

					55,664

Retail 0.1%
Gap, Inc. (The),
Gtd. Notes, 144A	3.875		10/01/31	75	67,695

Telecommunications 0.0%
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1B14, 144A	0.000		12/31/30	5	1
Sr. Sec’d. Notes, Series 3B14, 144A^	0.000		12/31/30	5	—
Level 3 Financing, Inc.,
Sec’d. Notes, 144A	4.875		06/15/29	25	23,396

					23,397

TOTAL CORPORATE BONDS
(cost $7,852,830)					8,011,104

FLOATING RATE AND OTHER LOANS 76.4%

Advertising 0.3%
Summer BC Holdco B Sarl (Luxembourg),
Extended Facility B, 3 Month SOFR + 5.260%^	9.556	(c)	02/15/29	224	220,453

Aerospace & Defense 0.9%
Azorra Soar Term B Loan FInance Limited (Cayman Islands),
New Loan, 1 Month SOFR + 2.750%	7.005	(c)	10/18/29	306	305,881
Transdigm, Inc.,
Tranche K Term Loan, 3 Month SOFR + 2.750%	7.046	(c)	03/22/30	99	98,997
Tranche M Term Loan, 1 Month SOFR + 2.500%	6.853	(c)	08/19/32	325	325,136

					730,014

Agriculture 0.2%
Wayne-Sanderson Farms LLC,
Term B Loan, 1 Month SOFR + 2.250%	6.589	(c)	05/21/32	125	125,625

Airlines 0.7%
American Airlines, Inc.,
Repriced Term Loan, 3 Month SOFR + 2.250%	6.575	(c)	04/20/28	291	290,322
Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.041	(c)	04/01/31	290	290,997

					581,319

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment 2.5%
Clarios Global LP,
Amendment No. 6 Dollar Term Loan, 1 Month SOFR + 2.750%	7.066	%(c)	01/28/32	425	$424,469
First Brands Group LLC,
2022-Ii Incremental TermLoan, 3 Month SOFR + 5.262%	9.570	(c)	03/30/27	293	278,443
Second Lien 2021 Term Loan, 3 Month SOFR + 8.762%	13.070	(c)	03/30/28	475	427,500
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	9.122	(c)	11/17/28	475	471,684
Term B Loan, 3 Month SOFR + 5.100%	9.350	(c)	11/17/28	350	348,375

					1,950,471

Beverages 0.2%
Brewco Borrower LLC,
1 Month SOFR + 7.000%	11.198	(c)	09/30/30	36	35,857
Pegasus Bidco BV (Netherlands),
2024-2 Dollar Term Loan, 3 Month SOFR + 3.250%	7.461	(c)	07/12/29	150	149,623

					185,480

Building Materials 1.4%
American Bath/CP Atlas Buyer, Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	9.566	(c)	07/08/30	225	216,000
Cornerstone Building Brands, Inc.,
Term Loan, 1 Month SOFR + 5.625%^	9.988	(c)	08/01/28	148	134,795
Eco Material Technologies, Inc.,
Initial Term Loan, 6 Month SOFR + 3.250%	7.467	(c)	02/12/32	100	99,938
EMRLD Borrower LP,
Initial Term B Loan, 3 Month SOFR + 2.250%	6.449	(c)	05/31/30	360	359,523
Second Amendment Incremental Term Loan, 1 Month SOFR + 2.250%	6.566	(c)	08/04/31	149	148,526
HP PHRG Borrower LLC,
Closing Date Term Loan, 1 Month SOFR + 4.000%	8.316	(c)	02/20/32	150	149,719

					1,108,501

Chemicals 4.2%
A-Ap Buyer, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	09/09/31	249	250,153
Consolidated Energy Finance SA (Switzerland),
2024 Incremental Term Loan, 1 Month SOFR + 4.500%	8.816	(c)	11/15/30	153	144,537
Geon Performance Solutions LLC,
2024 Refinancing Term Loan, 3 Month SOFR + 4.512%	8.807	(c)	08/18/28	368	343,625
Ineos US Finance LLC (Luxembourg),
2030 Dollar Term Loan, 1 Month SOFR + 3.250%	7.566	(c)	02/18/30	372	337,718
Ineos US Petrochem LLC,
2030 Tranche B Dollar Term Loan, 1 Month SOFR + 3.850%	8.166	(c)	03/14/30	74	63,577
New Term B Loan, 1 Month SOFR + 4.350%^	8.666	(c)	04/02/29	99	86,900
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	9.158	(c)	06/28/28	226	218,129
Nouryon Finance BV (Netherlands),
November 2024 B-1 Dollar Term Loan, 1 Month SOFR + 3.250%	7.601	(c)	04/03/28	240	239,777
November 2024 B-2 Dollar Term Loan, 1 Month SOFR + 3.250%	7.611	(c)	04/03/28	99	98,507
Olympus Water US Holding Corp.,
Term B Loan	—	(p)	07/31/32	225	224,196
Paint Intermediate III LLC,
Paint Intermediate/Wesco Group Cov-Lite Term B Loan, 3 Month SOFR + 3.000%	7.242	(c)	10/09/31	249	249,479
Qnity Electronics, Inc.,
Term B Loan	—	(p)	03/31/33	475	473,219
SCIH Salt Holdings, Inc.,
First Lien Incremental Term B-1 Loan, 3 Month SOFR + 3.000%	7.197	(c)	01/31/29	100	99,890

See Notes to Financial Statements.

PGIM Fixed Income ETFs 125

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals (cont’d.)
TPC Group, Inc.,
Initial Term Loan, 6 Month SOFR + 5.750%^	9.952	%(c)	12/16/31		459	$442,790
Tronox Finance LLC,
2024-B Term Loan, 1 Month SOFR + 2.500%	6.806	(c)	09/30/31		75	65,530

						3,338,027

Commercial Services 8.3%
Albion Financing 3 Sarl (United Kingdom),
2025-A Refinancing USD Term Loan, 3 Month SOFR + 3.000%	7.215	(c)	05/21/31		148	148,259
AlixPartners LLP,
2025 Refinanced Dollar Term Loan, 1 Month SOFR + 2.000%	6.316	(c)	08/31/32		250	248,985
Allied Universal Holdco LLC,
Amendment 7 Replacement U.S. Dollar Term Loan	—	(p)	08/31/32		400	401,111
Belfor Holdings, Inc.,
Tranche B-5 Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	11/01/30		373	374,472
Belron Finance 2019 LLC,
2031 Dollar Term Loan, 3 Month SOFR + 2.500%	6.742	(c)	10/16/31		322	322,896
Boost Newco Borrower LLC,
Term B-2 Loan, 3 Month SOFR + 2.000%	6.296	(c)	01/31/31		198	198,128
Catawba Nation Gaming Authority,
Initial Term B Loan, 3 Month SOFR + 4.750%^	9.046	(c)	03/28/32		200	198,500
CoreLogic, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 3.614%	7.930	(c)	06/02/28		194	193,635
Crisis Prevention Institute, Inc.,
2024 Term Loan, 3 Month SOFR + 4.000%	8.296	(c)	04/09/31		373	370,793
DS Parent, Inc.,
Term B Loan, 3 Month SOFR + 5.500%	9.796	(c)	01/31/31		99	91,328
EAB Global, Inc.,
Term Loan, 1 Month SOFR + 3.000%	7.316	(c)	08/16/30		272	267,556
Grant Thornton Advisors LLC,
2025 Incremental Term Loan, 1 Month SOFR + 2.500%	6.816	(c)	06/02/31		14	13,570
Ingenovis Health, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 4.512%	8.710	(c)	03/06/28		522	156,547
Jupiter Buyer, Inc.,
Initial Term Loan, 3 Month SOFR + 4.750%	9.046	(c)	11/01/31		179	179,756
Kuehg Corp.,
Term Loan, 3 Month SOFR + 3.250%	7.541	(c)	06/12/30		223	223,077
Latham Pool Products, Inc.,
Initial Term Loan, 3 Month SOFR + 4.150%	8.349	(c)	02/23/29		184	182,704
Markermeer Finance BV (Netherlands),
Term Facility B, 6 Month EURIBOR + 3.000%	5.161	(c)	01/29/27	EUR	200	233,542
Mavis Tire Express Services Topco Corp.,
2025 First Lien Incremental Term Loan, 3 Month SOFR + 3.000%	7.199	(c)	05/04/28		197	197,644
MPH Acquisition Holdings LLC,
First Out Term Loan, 3 Month SOFR + 3.750%	8.058	(c)	12/31/30		191	190,412
Second Out Term Loan, 3 Month SOFR + 4.862%	9.170	(c)	12/31/30		200	183,213
Neon Maple Purchaser, Inc.,
First amend Tranche B-1 Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	11/17/31		673	673,102
NorthAB LLC,
2025 Refinancing Term Loan, 3 Month SOFR + 2.500%	6.796	(c)	11/24/28		343	330,952
Omnia Partners LLC,
Amendment No. 3 Term Loan, 3 Month SOFR + 2.500%	6.814	(c)	07/25/30		198	198,004
PG Polaris Bidco (Ursa Minor) (Luxembourg),
Term B Loan, 3 Month SOFR + 2.750%	7.046	(c)	03/26/31		199	198,999
Ryan LLC,
Initial Term Loan, 1 Month SOFR + 3.500%	7.816	(c)	11/14/30		312	313,118
TruGreen LP,
Second Refinancing Term Loan (First Lien), 1 Month SOFR + 4.100%	8.416	(c)	11/02/27		147	142,332

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)
Verde Purchaser LLC,
Initial Term Loan, 3 Month SOFR + 4.000%	8.296	%(c)	11/30/30		199	$196,758
VT Topco, Inc.,
Second Amendment Term Loan, 1 Month SOFR + 3.000%	7.356	(c)	08/09/30		174	173,629

						6,603,022

Computers 2.5%
Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	9.046	(c)	06/30/32		375	375,000
ConvergeOne Holdings, Inc.,
PVKG Intermediate Holdings Inc First Lien Term Loan, 3 Month SOFR + 5.750%	10.070	(c)	06/04/30		55	32,885
Indy US Bidco, LLC,
2025 Term Loan, 1 Month SOFR + 2.500%	6.816	(c)	10/31/30		376	373,596
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	7.349	(c)	03/01/29		291	276,117
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.750%	8.058	(c)	04/16/29		96	96,340
Sandisk Corp.,
Term B Loan, 1 Month SOFR + 3.000%	7.341	(c)	02/23/32		248	246,417
Synechron, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%^	8.058	(c)	10/03/31		175	173,690
VeriFone Systems, Inc.,
2025-1 Refinancing Term Loan, 3 Month SOFR + 5.762%	10.070	(c)	08/18/28		467	443,733

						2,017,778

Consumer Services 0.3%
University Support Services LLC (Grenada),
Initial Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	02/10/29		249	245,722

Cosmetics/Personal Care 0.8%
Opal US LLC,
Facility B2 Loan, 6 Month SOFR + 3.250%	7.435	(c)	04/28/32		100	100,500
Rainbow UK Bidco Ltd. (Luxembourg),
Facility B3 Loan, SONIA + 4.500%	8.468	(c)	02/23/29	GBP	375	505,425

						605,925

Distribution/Wholesale 1.7%
AIP RD Buyer Corp.,
Term B Loan (First Lien), 1 Month SOFR + 3.500%	7.816	(c)	12/23/30		148	148,440
Olympus Water US Holding Corp.,
Term B-6 Dollar Loan, 3 Month SOFR + 3.000%	7.296	(c)	06/20/31		199	197,667
Protective Industrial Products, Inc.,
Initial Term Loan, 1 Month SOFR + 4.000%	8.316	(c)	05/21/32		275	270,188
Quimper AB (Sweden),
Term B Loan, 3 Month EURIBOR + 3.750%	5.774	(c)	03/15/30	EUR	450	528,266
Windsor Holdings III LLC,
2025 Refi Term B Loan, 1 Month SOFR + 2.750%	7.073	(c)	08/01/30		199	199,083

						1,343,644

Diversified Financial Services 2.6%
CPI Holdco B LLC,
Initial Term Loan, 1 Month SOFR + 2.000%	6.316	(c)	05/17/31		199	199,040
Dechra Finance US,
Facility B1 Loan, 6 Month SOFR + 3.250%	7.447	(c)	12/31/31		200	199,999
Focus Financial Partners LLC,
Tranche B Incremental Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	09/15/31		523	522,339

See Notes to Financial Statements.

PGIM Fixed Income ETFs 127

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Diversified Financial Services (cont’d.)
Hudson River Trading LLC,
Term B-1 Loan, 1 Month SOFR + 3.000%	7.366	%(c)	03/18/30	588	$589,632
Jefferies Finance LLC,
Initial Term Loan 2024, 1 Month SOFR + 2.750%	7.111	(c)	10/21/31	347	347,375
VFH Parent LLC,
Term B-2 Loan, 1 Month SOFR + 2.500%^	6.816	(c)	06/21/31	218	218,565

					2,076,950

Electric 0.8%
Calpine Corp.,
Facility 2024 Term Loan, 1 Month SOFR + 1.750%	6.066	(c)	02/15/32	125	124,856
Term B-10, 1 Month SOFR + 1.750%	6.066	(c)	01/31/31	224	223,536
Discovery Energy Holding Corp.,
Initial Dollar Term Loan, 3 Month SOFR + 3.750%	8.046	(c)	05/01/31	298	298,888

					647,280

Electronics 0.9%
Indicor LLC,
Tranche D Dollar Term Loan, 3 Month SOFR + 2.750%	7.046	(c)	11/22/29	298	298,130
Minimax Viking GmbH - MX Holdings US, Inc.,
Senior Facility B (USD) Loan, 1 Month SOFR + 2.250%	6.566	(c)	03/17/32	300	300,375
Sanmina Corp.,
Term B Loan	—	(p)	08/31/32	100	99,750

					698,255

Energy-Alternate Sources 0.1%
WIN Waste Innovations Holdings, Inc.,
Initial Term Loan, 1 Month SOFR + 2.864%	7.180	(c)	03/24/28	104	104,371

Engineering & Construction 1.5%
Azuria Water Solutions, Inc.,
2025 Replacement Term Loan, 1 Month SOFR + 3.000%	7.316	(c)	05/17/28	445	445,382
Brown Group Holding LLC,
Incremental Term B-2 Facility, 3 Month SOFR + 2.750%	6.970	(c)	07/01/31	100	99,767
Initial Term Loan, 1 Month SOFR + 2.500%	6.816	(c)	07/01/31	148	147,510
Legence Holdings LLC,
Amendment No. 9 Refinancing Term Loan, 1 Month SOFR + 3.250%	7.566	(c)	12/18/28	124	124,509
Michael Baker International LLC,
Term B Loan First Lien, 3 Month SOFR + 4.000%	8.308	(c)	12/01/28	347	348,412

					1,165,580

Entertainment 2.8%
Allen Media LLC,
Term B Loan, 3 Month SOFR + 5.650%	9.946	(c)	02/10/27	182	121,968
Caesars Entertainment, Inc.,
Term B Loan, 1 Month SOFR + 2.250%	6.566	(c)	02/06/30	163	162,600
Cinemark USA, Inc.,
Term Loan, 3 Month SOFR + 2.250%	6.558	(c)	05/24/30	370	370,017
Crown Finance US, Inc. (United Kingdom),
Term B Loan, 1 Month SOFR + 4.500%	8.854	(c)	12/02/31	200	199,708
ECL Entertainment LLC,
2025 Refinancing Term B Loan, 1 Month SOFR + 3.000%	7.316	(c)	08/30/30	125	125,000
Flutter Entertainment PLC (Ireland),
Third Incremental Term B Loan, 3 Month SOFR + 2.000%	6.296	(c)	06/04/32	175	174,453

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Entertainment (cont’d.)
Hershend Entertainment Co LLC,
Term B Loan, 1 Month SOFR + 3.250%	7.573	%(c)	05/27/32	125	$125,742
Maverick Gaming LLC,
First Out Term Loan, 3 Month SOFR + 8.500%^	16.000	(c)	06/03/28(d)	26	23,420
Second Out Term Loan^	—	(p)	06/05/28(d)	62	29,583
Six Flags Entertainment Corp.,
Initial Term B Loan, 1 Month SOFR + 2.000%	6.316	(c)	05/01/31	199	197,433
Voyager Parent LLC,
First Lien Term B Loan, 2 Month SOFR + 4.750%	9.041	(c)	07/01/32	650	650,722

					2,180,646

Environmental Control 3.1%
Action Environmental Group, Inc. (The),
2025 Term B Loan, 2 Month SOFR + 3.250%^	7.546	(c)	10/24/30	570	569,661
GFL Environmental, Inc.,
Initial Term Loan, 3 Month SOFR + 2.500%	6.824	(c)	03/03/32	400	399,500
JFL-Tiger Acquisition Co., Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.069	(c)	10/17/30	346	346,360
Madison Iaq LLC,
2025 Incremental Term Loan, 6 Month SOFR + 3.250%	7.452	(c)	05/06/32	225	226,012
Mip V Waste Holdings LLC,
Tranche B-2 Term Loan, 1 Month SOFR + 2.750%^	7.090	(c)	08/20/32	197	197,568
Reworld Holding Corp.,
2024 Refinancing Term B-1 Loan, 1 Month SOFR + 2.250%	6.610	(c)	11/30/28	185	185,033
2024 Refinancing Term C-1 Loan, 1 Month SOFR + 2.250%	6.610	(c)	11/30/28	14	14,287
Term B Loan, 1 Month SOFR + 2.250%	6.591	(c)	11/30/28	202	202,200
Term C Loan, 1 Month SOFR + 2.250%	6.591	(c)	11/30/28	11	11,132
Tidal Waste & Recycling Holdings LLC,
Term Loan	—	(p)	10/24/31	150	150,336
WIN Waste Innovations Holdings, Inc.,
New Term B-1 Loan, 1 Month SOFR + 3.864%	8.180	(c)	03/24/28	165	165,102

					2,467,191

Food Service 0.3%
Gategroup Finance (Switzerland),
Senior Facility B (USD) Loan, 3 Month SOFR + 4.250%	8.556	(c)	06/10/32	264	264,007

Foods 0.6%
BCPE North Star US Holdco, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 4.114%	8.430	(c)	06/09/28	169	168,842
Nourish Buyer I, Inc.,
Initial Term Loan, 3 Month SOFR + 4.500%^	8.829	(c)	07/08/32	275	268,125

					436,967

Forest Products & Paper 0.4%
Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.449	(c)	11/04/31	299	297,878

Hand/Machine Tools 0.8%
Alliance Laundry Systems,
Initial Term B Loan, 1 Month SOFR + 2.250%	6.591	(c)	08/19/31	375	374,250
Madison Safety & Flow LLC,
2025 Incremental Term B, 1 Month SOFR + 2.750%	7.066	(c)	09/26/31	298	299,055

					673,305

See Notes to Financial Statements.

PGIM Fixed Income ETFs 129

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Healthcare 0.6%
Envision Healthcare Operating, Inc.,
2025 Replacement Term Loan, 1 Month SOFR + 6.500%	10.816	%(c)	06/25/30	443	$445,564

Healthcare & Pharmaceuticals 0.3%
Loire Finco Luxembourg Sarl (Luxembourg),
Additional Facility USD, 3 Month SOFR + 4.000%	8.308	(c)	01/21/30	249	250,622

Healthcare-Products 0.9%
Auris Luxembourg III Sarl (Denmark),
(USD) Term B8 Loan, 3 Month SOFR + 3.500%	7.810	(c)	02/28/29	149	149,063
Bausch & Lomb Corp.,
Third Amendment Term Loan, 1 Month SOFR + 4.250%	8.566	(c)	01/15/31	150	150,094
Medline Borrower LP,
2030 Refinancing Term Loan, 1 Month SOFR + 2.000%	6.316	(c)	10/23/30	249	249,255
QuidelOrtho Corporation/QDEL,
2025 Refi 1st Lien Term B Loan	—	(p)	08/31/32	200	197,500

					745,912

Healthcare-Services 3.1%
Accelerated Health Systems LLC,
Initial Term B Loan, 3 Month SOFR + 4.250%	8.696	(c)	02/15/29	248	172,190
Charlotte Buyer, Inc.,
Second Refinancing Term Loan, 1 Month SOFR + 4.250%	8.607	(c)	02/11/28	287	286,586
Examworks Bidco, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	11/01/28	249	249,798
LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	8.068	(c)	05/16/31	235	233,044
Mamba Purchaser, Inc.,
Term Loan	—	(p)	10/16/31	148	147,639
Phoenix Guarantor, Inc.,
Tranche B-5 Term Loan, 1 Month SOFR + 2.500%	6.816	(c)	02/21/31	270	270,273
Sound Inpatient Physicians Holdings LLC,
Tranche B Term Loan, 3 Month SOFR + 5.262%^	9.557	(c)	06/28/28	532	501,686
Sound Inpatient Physicians, Inc.,
Tranche A Term Loan, 3 Month SOFR + 6.762%	11.057	(c)	06/28/28	50	51,494
Tranche C Term Loan, 3 Month SOFR + 7.012%	11.307	(c)	06/28/29	6	4,710
Upstream Newco, Inc.,
August 2021 Incremental Term Loan, 3 Month SOFR + 4.512%	8.820	(c)	11/20/26	654	536,183

					2,453,603

Holding Companies-Diversified 0.7%
Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.810	(c)	12/19/30	520	519,786

Home Furnishings 0.6%
TGP Holdings III LLC,
First Lien Closing Date Term Loan, 1 Month SOFR + 3.350%	7.666	(c)	06/29/28	551	496,915

Household Products/Wares 0.3%
Kronos Acquisition Holdings, Inc. (Canada),
Initial Loan 2024, 3 Month SOFR + 4.000%	8.296	(c)	07/08/31	269	198,940

Housewares 0.5%
Hunter Douglas Holding BV (Netherlands),
Tranche B-1 Term Loan, 3 Month SOFR + 3.250%	7.546	(c)	01/17/32	249	248,439

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Housewares (cont’d.)
Lifetime Brands, Inc.,
Extended Term Loan, 1 Month SOFR + 5.614%^	9.974	%(c)	08/26/27	45	$40,326
SWF Holdings I Corp.,
Tranche A-1 Term Loan, 1 Month SOFR + 4.500%	8.816	(c)	12/18/29	129	128,089

					416,854

Insurance 2.3%
Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	7.316	(c)	11/06/30	270	269,820
Asurion LLC,
New B-04 Term Loan, 1 Month SOFR + 5.364%	9.680	(c)	01/20/29	200	189,750
New B-10 Term Loan, 1 Month SOFR + 4.100%	8.416	(c)	08/19/28	512	509,545
Second Lien Term B-3 Loan, 1 Month SOFR + 5.364%	9.680	(c)	01/31/28	50	48,469
Broadstreet Partners, Inc.,
2024 Term B Loan, 1 Month SOFR + 2.750%	7.066	(c)	06/13/31	272	272,170
Howden Gropu Holdings Ltd. (United Kingdom),
2024-2 Refinancing Term Loan, 1 Month SOFR + 3.500%	7.816	(c)	04/18/30	50	49,981
Sedgwick Claims Management Services, Inc.,
2024 Term Loan, 1 Month SOFR + 2.500%	6.816	(c)	07/29/31	399	399,743
USI, Inc.,
2024 Term Loan, 3 Month SOFR + 2.250%	6.546	(c)	09/27/30	69	68,444

					1,807,922

Internet 0.9%
Cablevision Lightpath LLC,
2025 Refinancing Term Loan, 1 Month SOFR + 3.000%	7.363	(c)	11/30/27	130	130,255
Diamond Sports Net LLC,
First Lien Exit Term Loan	15.000		01/02/28	14	11,951
MH Sub I LLC,
2023 May New Term Loan, 1 Month SOFR + 4.250%	8.566	(c)	05/03/28	414	383,943
2024 December New Term Loan, 1 Month SOFR + 4.250%	8.566	(c)	12/31/31	203	174,492

					700,641

Investment Companies 0.3%
Acuren Delaware Holdco, Inc.,
Amendment No. 1 Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	07/30/31	200	199,501
BCP VI Summit Holdings LP,
Initial Term Loan, 1 Month SOFR + 3.000%	7.316	(c)	01/30/32	50	50,250

					249,751

Leisure Time 2.0%
Alterra Mountain Co.,
Term B-8 Loan, 1 Month SOFR + 2.500%	6.816	(c)	05/31/30	123	122,980
Arcis Golf LLC,
Amendment No. 3 Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	11/24/28	100	100,140
Bombardier Recreational Products, Inc. (Canada),
2023 Replacement Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	12/13/29	166	166,614
Fender Musical Instruments Corp.,
Initial Term Loan, 1 Month SOFR + 4.100%	8.416	(c)	12/01/28	212	189,342
LC Ahab US Bidco LLC,
Initial Term Loan, 1 Month SOFR + 3.000%	7.316	(c)	05/01/31	274	274,309
Life Time, Inc.,
2025 Repriced First Lien Term B Loan, 1 Month SOFR + 2.000%	6.360	(c)	11/05/31	299	298,999

See Notes to Financial Statements.

PGIM Fixed Income ETFs 131

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Leisure Time (cont’d.)
Recess Holdings, Inc.,
Amendment No. 5 Term Loan, 3 Month SOFR + 3.750%	8.069	%(c)	02/20/30	247	$247,897
SGH2 LLC,
Initial Dollar Term Loan, 3 Month SOFR + 4.500%	8.508	(c)	07/16/32	200	200,000

					1,600,281

Lodging 0.3%
Fertitta Entertainment LLC,
Initial B Term Loan, 1 Month SOFR + 3.250%	7.566	(c)	01/27/29	199	198,839

Machinery-Diversified 2.1%
Chart Industries, Inc.,
2024 Term B Loan, 3 Month SOFR + 2.500%	6.792	(c)	03/15/30	147	147,509
DXP Enterprises, Inc.,
2024 Incremental Term Loan, 1 Month SOFR + 3.750%	8.066	(c)	10/11/30	124	124,373
Engineered Machinery Holdings, Inc.,
Incremental USD First Lien Term Loan, 3 Month SOFR + 3.500%	8.057	(c)	05/19/28	49	48,993
Graftech Global Enterprises, Inc.,
Initial Term Loan, 1 Month SOFR + 6.000%	10.323	(c)	12/21/29	318	323,750
Pro Mach Group, Inc.,
Amendment No. 5 Refinancing Term Loan, 1 Month SOFR + 2.750%	7.066	(c)	08/31/28	188	188,298
TK Elevator Midco GmbH (Germany),
(USD) Term B Loan, 6 Month SOFR + 3.000%	7.197	(c)	04/30/30	569	570,899
Victory Buyer LLC,
Initial Term Loan, 1 Month SOFR + 3.864%	8.180	(c)	11/19/28	273	272,393

					1,676,215

Media 1.1%
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.863	(c)	01/18/28	194	193,218
Nexstar Media, Inc.,
Term B-5 Loan, 1 Month SOFR + 2.500%	6.816	(c)	06/28/32	150	149,313
Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 3.614%	7.930	(c)	09/25/29	263	212,647
Virgin Media Bristol LLC,
Facility Y, 6 Month SOFR + 3.275%	7.373	(c)	03/31/31	300	294,000

					849,178

Metal Fabricate/Hardware 0.9%
Crosby US Acquisition Corp.,
Amendment No. 4 Replacement Term Loan, 1 Month SOFR + 3.500%	7.816	(c)	08/16/29	172	173,251
Doncasters US Finance LLC (United Kingdom),
Initial Term Loan, 3 Month SOFR + 6.500%	10.796	(c)	04/23/30	222	224,409
Tiger Acquisition LLC,
Refinancing Initial Term Loan	—	(p)	08/31/32	125	125,078
Trulite Glass & Aluminum Solutions LLC,
Initial Term Loan, 3 Month SOFR + 6.000%^	10.292	(c)	03/01/30	170	166,988

					689,726

Mining 0.3%
Arsenal Aic Parent LLC,
2025 Term B Loan, 1 Month SOFR + 2.750%	7.066	(c)	08/18/30	246	246,312

Miscellaneous Manufacturing 0.3%
AMG Advanced Metallurgical Group NV (Netherlands),
2021 Term Loan, 1 Month SOFR + 3.614%	7.930	(c)	11/30/28	271	270,126

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Oil & Gas 0.7%
Apro LLC,
Initial Term Loan, 1 Month SOFR + 3.750%	8.107	%(c)	07/09/31	323		$320,950
Pasadena Performance Products LLC,
Term B Loan, 3 Month SOFR + 3.500%	7.796	(c)	02/27/32	200		199,749

						520,699

Oil & Gas Services 0.4%
MRC Global (US), Inc.,
Term Loan, 3 Month SOFR + 3.500%^	7.796	(c)	10/29/31	324		324,998

Packaging & Containers 2.0%
Closure Systems International Group,
Amendment No. 5 Term Loan, 1 Month SOFR + 3.000%	7.316	(c)	03/22/29	99		99,312
Clydesdale Acquisition Holdings, Inc.,
2025 Incremental Closing Date Term B Loan, 1 Month SOFR + 3.250%	7.566	(c)	04/01/32	491		490,746
Delayed Draw Term Loan, 1 Month SOFR + 3.250%	7.566	(c)	04/01/32	—	(r)	258
Plaze, Inc.,
Initial Term Loan, 1 Month SOFR + 3.614%	7.930	(c)	08/03/26	317		287,086
Pregis Topco LLC,
Amendment No. 10 Refinancing Term Loan, 1 Month SOFR + 4.000%	8.316	(c)	02/01/29	134		135,249
Proampac PG Borrower LLC,
2024 Term B Loan, 3 Month SOFR + 4.000%	8.256	(c)	09/15/28	197		196,825
Secure Acquisition, Inc.,
Closing Date Term Loan, 3 Month SOFR + 3.750%	8.046	(c)	12/15/28	397		397,005

						1,606,481

Pharmaceuticals 1.6%
Amneal Pharmaceuticals LLC,
Amendment No. 1 Term Loan, 1 Month SOFR + 3.500%^	7.816	(c)	07/30/32	325		324,188
Gainwell Acquisition Corp.,
Term B Loan, 3 Month SOFR + 4.100%	8.396	(c)	10/01/27	521		511,789
Sharp Services LLC,
Tranche D Term Loan, 3 Month SOFR + 3.250%	7.546	(c)	12/31/28	148		148,408
VetStrategy Canada Holdings, Inc. (Canada),
Incremental Term B-12 Loan, 3 Month SOFR + 3.750%	8.046	(c)	12/12/28	298		299,981

						1,284,366

Pipelines 1.1%
Colossus Acquireco LLC,
Term B Loan, 1 Month SOFR + 1.750%	6.102	(c)	07/30/32	225		223,594
CPPIB OVM Member US LLC,
Initial Term Loan, 3 Month SOFR + 2.750%	7.046	(c)	08/20/31	248		248,338
Prairie ECI Acquiror LP,
Term B-4 Loan, 1 Month SOFR + 3.750%	8.066	(c)	08/01/29	74		74,435
Rockpoint Gas Storage Partners LP (Canada),
Term B Loan, 3 Month SOFR + 3.000%	7.296	(c)	09/18/31	310		310,993

						857,360

Private Equity 0.3%
HarbourVest Partners LP,
New Term B Loan, 3 Month SOFR + 2.250%^	6.546	(c)	04/18/30	236		236,129

Real Estate 0.4%
Greystar Real Estate Partners LLC,
Term B-3 Loan, 3 Month SOFR + 2.500%^	6.814	(c)	08/21/30	316		315,812

See Notes to Financial Statements.

PGIM Fixed Income ETFs 133

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Real Estate Investment Trusts (REITs) 2.4%
Apollo Commercial Real Estate Finance, Inc.,
Initial Term Loan, 1 Month SOFR + 3.250%	7.616	%(c)	06/13/30	100	$100,750
Blackstone Mortgage Trust, Inc.,
Term B-6 Loan, 1 Month SOFR + 3.000%	7.316	(c)	12/10/30	75	74,893
Term B-7 Loan, 1 Month SOFR + 2.500%^	6.816	(c)	05/09/29	148	147,907
Brookfield Properties Retail Holding LLC,
2025 Replacement Term Loan, 1 Month SOFR + 3.500%	7.816	(c)	05/28/30	1,163	1,165,480
Starwood Property Mortgage LLC,
July 2025 Repricing Term Loan, 1 Month SOFR + 1.750%^	6.066	(c)	11/18/27	98	98,127
Term B Loan	—	(p)	08/31/32	350	348,031

					1,935,188

Retail 4.4%
Boots Group Finco LP,
Closing Date Dollar Term Loan	—	(p)	12/31/32	125	125,156
Burlington Coat Factory Warehouse Corp.,
Term B Loan, 1 Month SOFR + 1.750%	6.066	(c)	09/24/31	75	74,812
Dave & Buster’s, Inc.,
2024 Incremental Term B Loan, 3 Month SOFR + 3.250%	7.563	(c)	11/01/31	124	117,992
2024 Refinancing Term B Loan, 3 Month SOFR + 3.250%	7.563	(c)	06/29/29	174	167,841
Foundation Building Materials, Inc.,
2025 Incremental Term Loan, 3 Month SOFR + 5.250%	9.546	(c)	01/29/31	200	201,000
Term Loan, 1 Month SOFR + 4.000%	8.308	(c)	01/29/31	700	701,875
Great Outdoors Group LLC,
Term B-3 Loan, 1 Month SOFR + 3.250%	7.566	(c)	01/23/32	426	426,917
Harbor Freight Tools USA, Inc.,
Initial Term Loan, 1 Month SOFR + 2.250%	6.566	(c)	06/11/31	347	341,976
Johnstone Supply LLC,
Term B Loan, 1 Month SOFR + 2.500%	6.841	(c)	06/09/31	248	248,036
LBM Acquisition LLC,
Amendment No. 4 Incremental Term Loan, 1 Month SOFR + 5.000%	9.360	(c)	06/06/31	100	98,825
Incremental Term B Loan, 1 Month SOFR + 3.850%	8.210	(c)	06/06/31	125	121,081
Park River Holdings, Inc.,
Intial Term Loan, 3 Month SOFR + 3.250%	7.802	(c)	12/28/27	253	252,093
Peer Holding III BV (Netherlands),
Term B-4 Loan, 3 Month SOFR + 2.500%	6.796	(c)	10/26/30	75	74,669
Term B-5 Loan, 3 Month SOFR + 2.500%	6.796	(c)	07/01/31	224	224,155
Rough Country LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.614%	7.930	(c)	07/28/28	148	145,682
White Cap Supply Holdings LLC,
Tranche C Term Loan, 1 Month SOFR + 3.250%	7.566	(c)	10/19/29	198	197,583

					3,519,693

Semiconductors 0.3%
Altar Bidco, Inc.,
Initial Term Loan, 3 Month SOFR + 3.100%	7.247	(c)	02/01/29	100	99,525
Natel Engineering Co., Inc.,
Initial Term Loan, 1 Month SOFR + 6.250%	10.718	(c)	04/30/26	146	125,215

					224,740

Shipbuilding 0.2%
LSF11 Trinity Bidco, Inc.,
Term B Loan, 1 Month SOFR + 3.000%	7.323	(c)	06/14/30	145	144,720

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software 3.4%
BMC Software, Inc.,
2031 Replacement Dollar Term Loan, 3 Month SOFR + 3.000%	7.199	%(c)	07/30/31	47	$46,922
Camelot US Acquisition LLC,
Term B-1 Loan, 1 Month SOFR + 2.750%	7.066	(c)	01/31/31	163	161,645
Clearwater Analytics LLC,
Initial Term Loan, 6 Month SOFR + 2.250%	6.460	(c)	04/21/32	125	124,844
Cloudera, Inc.,
Term Loan, 1 Month SOFR + 3.850%	8.166	(c)	10/08/28	208	201,585
Evertec Group LLC (Puerto Rico),
Term B Loan, 1 Month SOFR + 2.750%	6.611	(c)	10/30/30	135	135,337
Finastra USA, Inc.,
(USD) Term Loan	—	(p)	09/30/32	100	99,300
Genesys Cloud Services Holdings II LLC,
2025 Dollar Term Loan, 1 Month SOFR + 2.500%	6.816	(c)	01/30/32	424	424,286
HireRight Holdings Corp.,
2025 Replacement Term Loan, 1 Month SOFR + 3.250%	7.566	(c)	09/27/30	197	184,753
Imagine Learning LLC,
2024 Term Loan, 1 Month SOFR + 3.500%	7.816	(c)	12/21/29	243	221,081
Inmar, Inc.,
2025 First Lien Term Loan, 3 Month SOFR + 4.500%	8.802	(c)	10/30/31	279	278,949
Red Planet Borrower LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	8.166	(c)	10/02/28	219	216,632
Renaissance Holding Corp.,
2024-2 Term Loan, 1 Month SOFR + 4.000%	8.316	(c)	04/05/30	85	73,761
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.680	(c)	07/14/28	113	104,649
Veeam Software/VS Buyer,
2025 Repriced First Lien Term B Loan, 1 Month SOFR + 2.250%	6.560	(c)	04/14/31	124	124,064
Zelis Cost Management Buyer, Inc.,
Term B-2 Loan, 1 Month SOFR + 2.750%	7.066	(c)	09/28/29	307	305,701

					2,703,509

Telecommunications 2.5%
Aventiv Technologies,
Bridge Loan^	14.585		03/25/26(d)	7	6,923
Second-Out Term Loan, 3 Month SOFR + 7.762%	12.057	(c)	03/25/26(d)	5	4,967
Crown Subsea Communications Holding, Inc.,
2025 Term Loan, 3 Month SOFR + 3.500%	7.818	(c)	01/30/31	298	300,110
Level 3 Financing, Inc.,
Term B-3 Loan, 1 Month SOFR + 4.250%	8.566	(c)	03/27/32	250	251,000
Lumen Technologies, Inc.,
Term B-1 Loan, 1 Month SOFR + 2.464%	6.780	(c)	04/15/29	174	173,019
Term B-2 Loan, 1 Month SOFR + 2.464%	6.780	(c)	04/15/30	498	493,859
Patagonia Holdco LLC,
Initial Term Loan, 3 Month SOFR + 5.750%	9.984	(c)	08/01/29	232	183,822
Qualitytech LP,
Term Loan, 1 Month SOFR + 3.500%^	7.843	(c)	10/30/31	299	299,998
Windstream Services LLC,
2024 Term Loan, 1 Month SOFR + 4.850%^	9.166	(c)	10/01/31	50	50,125
Xplore, Inc.,
Initial Term Loan, 1 Month SOFR + 5.114%	9.430	(c)	10/24/29	30	27,759
Second Out Term Loan, 1 Month SOFR + 1.614%	6.000	(c)	10/24/31	101	69,499
Zayo Group Holdings, Inc.,
2022 Incremental Term Loan, 1 Month SOFR + 4.175%	8.491	(c)	03/09/27	25	24,323
Initial Dollar Term Loan, 1 Month SOFR + 3.114%	7.430	(c)	03/09/27	105	101,377

					1,986,781

See Notes to Financial Statements.

PGIM Fixed Income ETFs 135

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Toys/Games/Hobbies 0.0%
Maverick Gaming LLC,
Term Loan^	—	%(p)	04/16/26	4	$3,797
Term Loan^	—	(p)	06/23/26	8	7,465

					11,262

Transportation 1.3%
Beacon Mobility Corp,
Term Loan, 1 Month SOFR + 3.250%	7.505	(c)	08/06/30	88	88,281
Beacon Mobility Corp.,
Delayed Draw Term Loan, 1 Month SOFR + 3.250%	4.557	(c)	07/31/30	7	7,377
First Student Bidco, Inc.,
Initial Term B Loan	—	(p)	08/31/30	254	253,598
New Term C Loan	—	(p)	08/31/30	46	46,402
Kenan Advantage Group, Inc. (The),
Term B-4 Loan, 1 Month SOFR + 3.250%	7.566	(c)	01/25/29	273	267,523
Pods LLC,
Term Loan, 1 Month SOFR + 3.114%	7.430	(c)	03/31/28	122	117,378
Savage Enterprises LLC,
Term B Loan, 1 Month SOFR + 2.500%	6.851	(c)	08/04/32	275	275,229

					1,055,788

TOTAL FLOATING RATE AND OTHER LOANS
(cost $60,829,264)					60,613,124

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.8%
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.848	(c)	05/25/33	110	110,938
Series 2024-02R, Class A, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	7.700	(c)	03/29/27	243	245,068
Series 2024-03R, Class A, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	7.450	(c)	09/27/28	268	270,946

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $620,773)					626,952

U.S. TREASURY OBLIGATION(k) 0.6%
U.S. Treasury Bonds
(cost $529,209)	4.125		08/15/44	525	476,930

				Shares

COMMON STOCKS 0.0%

Food Products 0.0%
TopCo Units Equity*				376	—

Health Care Providers & Services 0.0%
Sound Physicians Holdings LLC (Class A Stock)*^				7,940	1
Sound Physicians Holdings LLC (Class A2 Stock)*^				355	352

					353

Interactive Media & Services 0.0%
Diamond Sports Group LLC*(x)				1,996	27,046

IT Services 0.0%
ConvergeOne Holdings, Inc.*				3,151	9,453

Software 0.0%
Mitel Networks International Ltd. (Canada)*^				265	2

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.0%
Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*	5,763	$14,154
Xplore, Inc. (Canada), CVR*^	432	—

		14,154

TOTAL COMMON STOCKS
(cost $55,046)		51,008

PREFERRED STOCKS 0.7%

Capital Markets 0.7%
Carlyle Credit Income Fund, 8.750%, Maturing 10/31/28	3,562	90,956
Eagle Point Credit Co., Inc., 7.750%, Maturing 06/30/30	4,712	118,672
Eagle Point Credit Co., Inc., 8.000%, Maturing 01/31/29	249	6,317
OFS Capital Corp., 7.500%, Maturing 07/31/28	4,000	101,060
OFS Credit Co., Inc., 7.875%, Maturing 10/31/29	970	24,398
Oxford Lane Capital Corp., 7.950%, Maturing 02/29/32	5,920	148,118
Sound Point Meridian Capital, Inc., 8.000%, Maturing 11/30/29	3,033	76,280

		565,801

Wireless Telecommunication Services 0.0%
Digicel International Finance Ltd. (Jamaica)*^	602	7,215

TOTAL PREFERRED STOCKS
(cost $560,965)		573,016

	Units

WARRANTS* 0.0%

Entertainment 0.0%
Falcon’s Beyond Global, Inc., expiring 12/31/79^	2,501	—

Interactive Media & Services 0.0%
Diamond Sports Group LLC, expiring 06/30/26(x)	3,733	762

TOTAL WARRANTS
(cost $0)		762

TOTAL LONG-TERM INVESTMENTS
(cost $77,304,734)		77,299,974

	Shares

SHORT-TERM INVESTMENTS 3.4%

AFFILIATED MUTUAL FUND 3.2%
PGIM Core Government Money Market Fund (7-day effective yield 4.483%)
(cost $2,512,473)(wb)	2,512,473	2,512,473

See Notes to Financial Statements.

PGIM Fixed Income ETFs 137

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.2%
U.S. Treasury Bills
(cost $163,830)	4.417%	10/30/25	165	$163,897

TOTAL SHORT-TERM INVESTMENTS
(cost $2,676,303)				2,676,370

TOTAL INVESTMENTS 100.8%
(cost $79,981,037)				79,976,344
Liabilities in excess of other assets(z) (0.8)%				(654,506)

NET ASSETS 100.0%				$79,321,838

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,096,089 and 6.4% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer Description	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Diamond Sports Group LLC*	01/02/25	$5,227	$27,046	0.0%
Diamond Sports Group LLC, expiring 06/30/26*	01/02/25	—	762	0.0

Total		$5,227	$27,808	0.0%

(z) Includes	net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at August 31, 2025:

	Principal
	Amount	Current	Unrealized	Unrealized
Borrower	(000)#	Value	Appreciation	Depreciation
Aegion Corp., 2025 Incremental DDTL Commitment, —%(p), Maturity Date 05/17/28 (cost $25,974)	26	$ 25,990	$ 16	$ —
Beacon Mobility Corp, Delayed Draw Term Loan, —%(p), Maturity Date 08/06/30 (cost $4,664)	5	4,718	54	—
Clydesdale Acquisition Holdings, Inc., Delayed Draw Term Loan, 1.000%, Maturity Date 04/01/32 (cost $8,318)	8	8,322	4	—
Graftech Global Enterprises, Inc., Delayed Draw Term Loan, 3.750%, Maturity Date 12/21/29 (cost $182,182)	182	185,000	2,818	—
Jupiter Buyer, Inc., Initial Delayed Draw Term Loan, —%(p), Maturity Date 11/01/31 (cost $20,586)	21	20,896	310	—
SWF Holdings I Corp., Delayed Draw Term Loan, 2.250%, Maturity Date 12/19/29 (cost $171,428)	171	170,785	—	(643)

		$415,711	$3,202	$(643)

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
7	2 Year U.S. Treasury Notes	Dec. 2025	$1,459,773	$(2,273)
53	5 Year U.S. Treasury Notes	Dec. 2025	5,801,844	(17,518)
13	10 Year U.S. Treasury Notes	Dec. 2025	1,462,500	(4,284)
3	20 Year U.S. Treasury Bonds	Dec. 2025	342,750	(958)

				$(25,033)

Forward foreign currency exchange contracts outstanding at August 31, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/25	JPM	GBP	378	$510,148	$510,653	$505	$—
Euro,
Expiring 09/02/25	BNY	EUR	853	998,245	997,479	—	(766)

				$1,508,393	$1,508,132	505	(766)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/25	TD	GBP	378	$508,039	$510,653	$—	$(2,614)
Expiring 10/02/25	JPM	GBP	378	510,286	510,804	—	(518)
Euro,
Expiring 09/02/25	BNY	EUR	853	1,001,549	997,479	4,070	—
Expiring 10/02/25	BNY	EUR	853	1,000,176	999,532	644	—

				$3,020,050	$3,018,468	4,714	(3,132)

						$5,219	$(3,898)

Credit default swap agreements outstanding at August 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2025(4)	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):

CDX.NA.HY.44.V1	06/20/30	5.000%(Q)	1,840	3.213%	$33,117	$151,200	$118,083
CDX.NA.IG.44.V1	06/20/30	1.000%(Q)	21,525	0.509%	385,933	508,453	122,520

					$419,050	$659,653	$240,603

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 139

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at August 31, 2025:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
iBoxx US Dollar Liquid Leveraged Loan Index(T)	1 Day SOFR(Q)/ 4.340%	BNP	09/22/25	6,700	$63,234	$456	$62,778

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Reverse repurchase agreements:

During the year ended August 31, 2025, the Fund held reverse repurchase agreements during the year with an average value of $2,579,735 and a daily weighted average interest rate of 4.912%.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$456	$—	$62,778	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$856,000	$66,316
JPS	—	307,430

Total	$856,000	$373,746

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

 Level 1—unadjusted quoted prices generally in active markets for identical securities.

 Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

 Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$6,336,560	$—
Commercial Mortgage-Backed Securities	—	610,518	—
Corporate Bonds	—	8,011,104	—**
Floating Rate and Other Loans	—	55,524,605	5,088,519
Residential Mortgage-Backed Securities.	—	626,952	—
U.S. Treasury Obligation.	—	476,930	—
Common Stocks	—	50,653	355
Preferred Stocks	440,343	125,458	7,215
Warrants	—	762	—**
Short-Term Investments
Affiliated Mutual Fund	2,512,473	—	—
U.S. Treasury Obligation.	—	163,897	—

Total	$2,952,816	$71,927,439	$5,096,089

Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$3,202	$—
OTC Forward Foreign Currency Exchange Contracts	—	5,219	—
Centrally Cleared Credit Default Swap Agreements	—	240,603	—
OTC Total Return Swap Agreement	—	63,234	—

Total	$—	$312,258	$—

Liabilities
Unfunded Loan Commitment	$—	$(643)	$—
Futures Contracts	(25,033)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(3,898)	—

Total	$(25,033)	$(4,541)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks	Preferred Stocks	Warrants
Balance as of 08/31/24	$19	$4,581,891	$23,353	$10,498	$—
Realized gain (loss)	(22)	(303,319)	123,662	474	—
Change in unrealized appreciation (depreciation)	65	(6,540)	(12,118)	506	—
Purchase/Exchange/Issuances.	—	6,497,192	326	—	—
Sales/Paydowns	(58)	(5,751,377)	(134,868)	(4,263)	—
Accrued discount/premium	(4)	29,474	—	—	—
Transfer into Level 3*	—	706,216	—	—	—
Transfer out of Level 3*	—	(665,018)	—	—	—

Balance as of 08/31/25	$—	$5,088,519	$355	$7,215	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(34,524)	$(323)	$506	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 141

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of August 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Corporate Bonds	$—	Market	Recovery Value	Recovery Rate	0.00%
Floating Rate and Other Loans	29,583	Market	Enterprise Value	EBITDA Multiple	5.0x
Floating Rate and Other Loans	11,262	Market	Transaction Based	Unadjusted Price	NA
Common Stocks	353	Market	Enterprise Value	Recovery Rate	0.00% - 0.99%
Preferred Stocks	7,215	Market	Enterprise Value	Recovery Rate	11.98%
Warrants	—	Market	Recovery Value	Recovery Rate	0.00%

	$48,413

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of August 31, 2025, the aggregate value of these securities and/or derivatives was $5,047,676. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

Commercial Services	8.3%
Banks	8.1
Collateralized Loan Obligations	8.0
Retail	4.5
Chemicals	4.2
Software	3.4
Environmental Control	3.2
Affiliated Mutual Fund	3.2
Healthcare-Services	3.1
Diversified Financial Services	2.9
Entertainment	2.8
Computers	2.5
Telecommunications	2.5
Real Estate Investment Trusts (REITs)	2.5
Auto Parts & Equipment	2.5
Insurance	2.3
Machinery-Diversified	2.1
Packaging & Containers	2.0
Leisure Time	2.0
Distribution/Wholesale	1.7
Pharmaceuticals	1.6
Pipelines	1.5
Engineering & Construction	1.5
Building Materials	1.4
Electric	1.4
Transportation	1.3
Media	1.2
Healthcare-Products	0.9
Aerospace & Defense	0.9
Internet	0.9
Electronics	0.9
Metal Fabricate/Hardware	0.9
Hand/Machine Tools	0.8
Airlines	0.8
U.S. Treasury Obligations	0.8
Residential Mortgage-Backed Securities	0.8
Oil & Gas	0.8
Commercial Mortgage-Backed Securities	0.8
Cosmetics/Personal Care	0.8
Capital Markets	0.7
Holding Companies-Diversified	0.7
Home Furnishings	0.6

Healthcare	0.6%
Foods	0.6
Housewares	0.5
Oil & Gas Services	0.4
Real Estate	0.4
Forest Products & Paper	0.4
Miscellaneous Manufacturing	0.3
Food Service	0.3
Healthcare & Pharmaceuticals	0.3
Investment Companies	0.3
Mining	0.3
Consumer Services	0.3
Private Equity	0.3
Semiconductors	0.3
Advertising	0.3
Household Products/Wares	0.3
Lodging	0.3
Beverages	0.2
Shipbuilding	0.2
Agriculture	0.2
Auto Manufacturers	0.1
Energy-Alternate Sources	0.1
Interactive Media & Services	0.0	*
Wireless Telecommunication Services	0.0	*
Toys/Games/Hobbies	0.0	*
IT Services	0.0	*
Health Care Providers & Services	0.0	*
Food Products	0.0	*

	100.8
Liabilities in excess of other assets	(0.8)

	100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Due from/to broker-variation
Credit contracts	margin swaps	$240,603	*	—	$—
	Unrealized appreciation on			Unrealized depreciation on
	OTC forward foreign currency			OTC forward foreign currency
Foreign exchange contracts	exchange contracts	5,219		exchange contracts	3,898
				Due from/to broker-variation
Interest rate contracts	—	—		margin futures	25,033	*
	Premiums paid for OTC swap
Interest rate contracts	agreements	456		—	—
	Unrealized appreciation on
Interest rate contracts	OTC swap agreements	62,778		—	—

		$309,056			$28,931

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$373,167
Foreign exchange contracts	—	(141,441)	—
Interest rate contracts	18,911	—	122,140

Total	$18,911	$(141,441)	$495,307

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$146,885
Foreign exchange contracts	—	5,860	—
Interest rate contracts	(47,837)	—	65,160

Total	$(47,837)	$5,860	$212,045

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$24,625
Futures Contracts - Short Positions (1)	11,339,323
Forward Foreign Currency Exchange Contracts - Purchased (2)	984,389
Forward Foreign Currency Exchange Contracts - Sold (2)	1,969,175
Credit Default Swap Agreements - Sell Protection (1)	19,596,000

See Notes to Financial Statements.

PGIM Fixed Income ETFs 143

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2025

Derivative Contract Type	Average Volume of Derivative Activities*
Total Return Swap Agreements (1)	$5,964,169

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$63,234	$—	$63,234	$—	$63,234
BNY	4,714	(766)	3,948	—	3,948
JPM	505	(518)	(13)	—	(13)
TD	—	(2,614)	(2,614)	—	(2,614)

	$68,453	$(3,898)	$64,555	$—	$64,555

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $77,468,564)	$77,463,871
Affiliated investments (cost $2,512,473)	2,512,473
Cash	19,986
Foreign currency, at value (cost $27,221)	27,676
Receivable for investments sold	3,748,070
Deposit with broker for centrally cleared/exchange-traded derivatives	856,000
Dividends and interest receivable	456,653
Unrealized appreciation on OTC swap agreements	62,778
Unrealized appreciation on OTC forward foreign currency exchange contracts	5,219
Unrealized appreciation on unfunded loan commitments	3,202
Due from broker—variation margin futures	3,102
Receivable for Fund shares sold	1,255
Premiums paid for OTC swap agreements	456
Tax reclaim receivable	263

Total Assets	85,161,004

Liabilities

Payable for investments purchased	5,776,794
Management fee payable	47,694
Due to broker—variation margin swaps	9,358
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,898
Accrued expenses and other liabilities	779
Unrealized depreciation on unfunded loan commitments	643

Total Liabilities	5,839,166

Net Assets	$79,321,838

Net assets were comprised of:
Common stock, at par	$1,575
Paid-in capital in excess of par	79,957,106
Total distributable earnings (loss)	(636,843)

Net assets, August 31, 2025	$79,321,838

Net asset value, offering price and redemption price per share.
($79,321,838 ÷ 1,575,000 shares of common stock issued and outstanding)	$50.36

See Notes to Financial Statements.

PGIM Fixed Income ETFs 145

PGIM Floating Rate Income ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$6,963,947
Affiliated dividend income	289,234
Unaffiliated dividend income	10,203

Total income	7,263,384

Expenses
Management fee	635,464
Interest expense	98,596
Miscellaneous	3,646

Total expenses	737,706
Less: Fee waiver and/or expense reimbursement	(20,056)

Net expenses	717,650

Net investment income (loss)	6,545,734

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(1,516,828)
Futures transactions	18,911
Forward currency contract transactions	(141,441)
Swap agreement transactions	495,307
Foreign currency transactions	32,542

(1,111,509)

Net change in unrealized appreciation (depreciation) on:
Investments	61,243
Futures	(47,837)
Forward currency contracts	5,860
Swap agreements	212,045
Foreign currencies	489
Unfunded loan commitments	2,729

234,529

Net gain (loss) on investment and foreign currency transactions	(876,980)

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,668,754

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$6,545,734	$5,366,073

Net realized gain (loss) on investment and foreign currency transactions	(1,111,509)	501,216

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	234,529	(367,009)

Net increase (decrease) in net assets resulting from operations	5,668,754	5,500,280

Dividends and Distributions

Distributions from distributable earnings	(7,073,406)	(5,796,639)

Fund share transactions

Net proceeds from shares sold (750,000 and 625,000 shares, respectively)	37,962,974	31,576,567

Cost of shares purchased (650,000 and 500,000 shares, respectively)	(31,939,014)	(24,896,018)

Net increase (decrease) in net assets from Fund share transactions	6,023,960	6,680,549

Total increase (decrease)	4,619,308	6,384,190

Net Assets:

Beginning of year	74,702,530	68,318,340

End of year	$79,321,838	$74,702,530

See Notes to Financial Statements.

PGIM Fixed Income ETFs 147

PGIM Floating Rate Income ETF

Financial Highlights

	Year Ended August 31,					May 17, 2022(a) through August 31, 2022
	2025		2024	2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.65		$50.61	$50.11		$50.00
Income (loss) from investment operations:
Net investment income (loss)	3.72		4.61	4.27		0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(-	)(c)(d)	0.46	0.16		(0.18)
Total from investment operations	3.72		5.07	4.43		0.44
Less Dividends and Distributions:
Dividends from net investment income	(3.96)		(5.01)	(3.88)		(0.33)
Distributions from net realized gains	(0.05)		(0.02)	(0.05)		-
Total dividends and distributions	(4.01)		(5.03)	(3.93)		(0.33)
Net asset value, end of period	$50.36		$50.65	$50.61		$50.11
Total Return(e):	7.68%		10.62%	9.32%		0.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$79,322		$74,703	$68,318		$33,828
Average net assets (000)	$88,265		$58,719	$52,571		$26,460
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.81	%(g)	0.70%	0.72%		0.72	%(h)
Expenses before waivers and/or expense reimbursement	0.83	%(g)	0.72%	0.72%		0.72	%(h)
Net investment income (loss)	7.42%		9.14%	8.61%		4.32	%(h)
Portfolio turnover rate(i)	112%		131%	59	%(j)	9%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Includes interest expense on reverse repurchase agreements of 0.11% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended August 31, 2025.
(h)	Annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	The portfolio turnover rate has been revised to correct for an immaterial adjustment to the previously issued financial statements. The portfolio turnover rate previously reported was 182%.

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.8%

MUNICIPAL BONDS 93.0%

Alabama 4.0%

Black Belt Energy Gas Dist. Rev.,
Gas Proj., Series D-1, Rfdg. (Mandatory put date 02/01/29)	5.500%(cc)	06/01/49	1,000	$1,059,074

Colorado 3.3%

Baseline Metropolitan Dist. No. 1,
Series A, GO, Rfdg., AGM	4.250	12/01/54	500	441,787
Colorado Edl. & Cultural Facs. Auth. Rev.,
Axis Intl. Academy Proj., Series B, 144A	6.000	07/01/55	430	414,731

				856,518

District of Columbia 5.2%

Dist. of Columbia,
Series D, GO	5.000	06/01/41	965	969,275
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Series A, Rfdg., AMT	5.000	10/01/34	360	386,581

				1,355,856

Florida 8.5%

Capital Tr. Agcy. Rev.,
Chrt. Sch. Port. Proj., Sub. Series B, CABS, 144A	7.294(t)	07/01/61	6,500	498,705
Florida Dev. Fin. Corp. Rev.,
GFL Solid Wst. Southeast LLC Proj., Series A, AMT (Mandatory put date 10/01/31), 144A	4.375(cc)	10/01/54	500	498,554
Mater Academy Proj., Series A	5.000	06/15/29	120	122,874
River City Science Academy Proj., Series B, Rfdg.	5.000	07/01/31	290	303,439
Vlg. CDD No. 13,
2021 Spl. Assmt., Phase III	3.250	05/01/52	1,200	808,472

				2,232,044

Georgia 1.6%

Main Street Natural Gas, Inc. Rev.,
Series E (Mandatory put date 12/01/32)	5.000(cc)	05/01/55	400	428,453

Illinois 6.5%

Chicago O’Hare Int’l. Arpt. Rev.,
Series C, Rfdg., AMT	5.250	01/01/41	500	519,370
Illinois Fin. Auth. Rev.,
Midwestern Unvi. Fnt. Sr. Series A	5.000	07/01/29	175	184,501
Illinois St. Toll Hwy. Auth. Rev.,
Toll Hwy., Sr. Rev., Series B	5.000	01/01/45	1,000	1,003,292

				1,707,163

Kentucky 5.8%

Kentucky Asset Liability Commn. Rev.,
Series B, Rfdg., AMT	5.000	09/01/25	450	450,000
Kentucky Pub. Energy Auth. Rev.,
Series A-1, Rfdg. (Mandatory put date 02/01/32)	5.250(cc)	04/01/54	1,000	1,076,980

				1,526,980

Michigan 3.1%

Michigan Fin. Auth. Rev.,
Bronson Healthcare Grp., Series B, Rmkt. (Mandatory put date 11/16/26)	5.000(cc)	11/15/44	130	132,245

See Notes to Financial Statements.

PGIM Fixed Income ETFs 149

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Michigan (cont’d.)

Michigan St. Hosp. Fin. Auth. Rev.,
Corewell Hlth., Series B2, Rfdg. (Mandatory put date 06/01/35)	5.000%(cc)	08/15/55	335	$363,501
Wayne County Arpt Auth. Rev,
Detroit Metropolitan Wayne, Series B, AMT	5.000	12/01/34	300	322,296

				818,042

New Hampshire 8.9%

National Fin. Auth. Rev.,
Sustainable Cert., Series 1-A, NFA Muni. Cert., ARC70 (Mandatory put date 10/01/34)	4.150	10/20/40	565	557,623
New Hampshire Bus. Fin. Auth. Rev.,
Caldwell Ranch Proj., 144A	4.875	12/01/33	600	599,868
Silverado Proj., 144A	5.000	12/01/28	250	248,635
Sustainable Bonds, Muni. CTFS, Series 2025-1, Class A-1	4.168(cc)	01/20/41	996	935,237

				2,341,363

New Jersey 1.9%

Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/29	480	500,477

New York 5.1%

New York City Hsg. Dev. Corp. Rev.,
8 Spruce Street Proj., Class E, Rfdg.	4.375	12/15/43	250	255,867
New York Liberty Dev. Corp. Rev.,
Bank of America Tower at One Bryant Park Proj., Class 2, Rfdg.	2.625	09/15/69	105	97,316
Bank of America Tower at One Bryant Park Proj., Rfdg.	2.450	09/15/69	1,050	975,627

				1,328,810

Oklahoma 3.8%

Oklahoma Tpke. Auth. Rev.,
Series A, Rfdg.	5.000	01/01/42	1,000	1,008,057

Oregon 2.5%

Port of Portland Arpt. Rev.,
Series 24B, AMT	5.000	07/01/37	650	657,298

Pennsylvania 1.9%

Pennsylvania Econ. Dev. Fing. Auth. Rev.,
Wste. Mgmt., Inc. Proj., Series A, AMT, Rmkt. (Mandatory put date 08/03/26)	3.875(cc)	08/01/37	500	502,924

Puerto Rico 1.4%

Puerto Rico Ind. Tourist Edl. Med. & Envirml. Ctl. Facs. Fing. Auth. Rev.,
Hosp. Auxilio Mutuo Oblig. Grp. Proj., Rfdg.	4.000	07/01/40	400	351,545

Texas 2.2%

New Hope Cultrl. Ed. Facs. Fin. Corp. Rev.,
Cardinal Bay Inc., Vlg. on the Park Carriage Inn Proj., Series A-1	4.000	07/01/26	180	169,651
Txbl. Sr. Sanctuary LTC Proj., Series A-2	6.500	01/01/31	430	415,517

				585,168

Utah 3.9%

Utah Cnty. Rev.,
IHC Hlth. Svcs., Inc., Series A	5.000	05/15/43	1,000	1,011,964

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Wisconsin 23.4%

Pub. Fin. Auth. Rev.,
Aurora Integrated Oncology Fndtn., Series A, 144A	10.000%	11/01/38	1,000	$1,131,138
Cuyahoga River Cap. Port., Class A, Series 1 (Mandatory put date 07/01/28), 144A	4.000(cc)	01/01/55	1,000	999,404
Ku Campus Dev. Corp. Proj.	5.000	03/01/46	1,000	997,367
Million Air Three LLC Gen. Avtn. Facs. Proj., Series A, Rfdg. AMT, 144A	5.500	09/01/30	300	309,576
Rans Elevon Proj., 144A	5.000	07/15/30	470	476,403
Series 2025-1, Class A, Cert. (Mandatory put date 08/01/27), 144A	4.750(cc)	08/01/59	500	499,570
Signorelli Proj., 144A	5.375	12/15/32	774	765,909
The Meadows Proj., 144A	5.750	12/15/33	1,000	981,019

				6,160,386

TOTAL MUNICIPAL BONDS (cost $24,682,494)				24,432,122

			Shares

UNAFFILIATED EXCHANGE-TRADED FUND 3.8%
iShares National Muni Bond ETF
(cost $1,015,292)			9,670	1,010,128

TOTAL LONG-TERM INVESTMENTS (cost $25,697,786)				25,442,250

SHORT-TERM INVESTMENT 1.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $352,069)(wb)			352,069	352,069

TOTAL INVESTMENTS 98.1% (cost $26,049,855)				25,794,319
Other assets in excess of liabilities(z) 1.9%				491,477

NET ASSETS 100.0%				$26,285,796

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(t)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2025.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	$116,563	$280

See Notes to Financial Statements.

PGIM Fixed Income ETFs 151

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2025

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$160,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$1,059,074	$—
Colorado	—	856,518	—
District of Columbia	—	1,355,856	—
Florida	—	2,232,044	—
Georgia	—	428,453	—
Illinois	—	1,707,163	—
Kentucky	—	1,526,980	—
Michigan	—	818,042	—
New Hampshire	—	2,341,363	—
New Jersey	—	500,477	—
New York	—	1,328,810	—
Oklahoma	—	1,008,057	—
Oregon	—	657,298	—
Pennsylvania	—	502,924	—
Puerto Rico	—	351,545	—
Texas	—	585,168	—
Utah	—	1,011,964	—
Wisconsin	—	6,160,386	—
Unaffiliated Exchange-Traded Fund	1,010,128	—	—
Short-Term Investment
Affiliated Mutual Fund	352,069	—	—

Total	$1,362,197	$24,432,122	$—

Other Financial Instruments*
Assets
Futures Contracts	$280	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Allocation:

The sector allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

Transportation	16.5%
Development	16.4
Special Tax/Assessment District	14.8
Healthcare	13.6
Pre-pay Gas	9.8
Education	9.6

General Obligation	5.4%
Corporate Backed IDB & PCR	5.0
Unaffiliated Exchange-Traded Fund	3.8
Tobacco Appropriated	1.9

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2025

Sector Allocation (continued):

Affiliated Mutual Fund	1.3%

98.1
Other assets in excess of liabilities	1.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$280*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$33,876

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(20,522)

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$137,563

Futures Contracts - Short Positions (1)	258,800

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 153

PGIM Municipal Income Opportunities ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $25,697,786)	$25,442,250
Affiliated investments (cost $352,069)	352,069
Dividends and interest receivable	334,910
Deposit with broker for centrally cleared/exchange-traded derivatives	160,000
Due from broker—variation margin futures	1,436
Receivable for investments sold	698

Total Assets	26,291,363

Liabilities

Management fee payable	5,567

Net Assets	$26,285,796

Net assets were comprised of:
Common stock, at par	$525
Paid-in capital in excess of par	26,326,065
Total distributable earnings (loss)	(40,794)

Net assets, August 31, 2025	$26,285,796

Net asset value, offering price and redemption price per share.
($26,285,796 ÷ 525,000 shares of common stock issued and outstanding)	$50.07

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$1,167,376
Unaffiliated dividend income	42,565
Affiliated dividend income	17,177

Total income	1,227,118

Expenses
Management fee	64,004
Less: Fee waiver and/or expense reimbursement	(8,973)

Net expenses	55,031

Net investment income (loss)	1,172,087

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(31,104)
Futures transactions	33,876

2,772

Net change in unrealized appreciation (depreciation) on:
Investments	(646,242)
Futures	(20,522)

(666,764)

Net gain (loss) on investment transactions	(663,992)

Net Increase (Decrease) In Net Assets Resulting From Operations	$508,095

See Notes to Financial Statements.

PGIM Fixed Income ETFs 155

PGIM Municipal Income Opportunities ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2025	June 14, 2024* through August 31, 2024
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$1,172,087	$246,069

Net realized gain (loss) on investment transactions	2,772	(47,990)

Net change in unrealized appreciation (depreciation) on investments	(666,764)	411,508

Net increase (decrease) in net assets resulting from operations	508,095	609,587

Dividends and Distributions

Distributions from distributable earnings	(1,050,126)	(108,350)

Fund share transactions

Net proceeds from shares sold (50,000 and 500,000 shares, respectively)	2,495,348	25,075,000

Cost of shares purchased (25,000 and 0 shares, respectively)	(1,243,758)	—

Net increase (decrease) in net assets from Fund share transactions	1,251,590	25,075,000

Total increase (decrease)	709,559	25,576,237

Net Assets:

Beginning of period	25,576,237	—

End of period	$26,285,796	$25,576,237

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Financial Highlights

	Year Ended August 31, 2025	June 14, 2024(a) through August 31, 2024

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$51.15	$50.00

Income (loss) from investment operations:

Net investment income (loss)	2.30	0.49

Net realized and unrealized gain (loss) on investment transactions	(1.31)	0.88

Total from investment operations	0.99	1.37

Less Dividends and Distributions:

Dividends from net investment income	(2.07)	(0.22)

Net asset value, end of period	$50.07	$51.15

Total Return(c):	1.96%	2.77%

Ratios/Supplemental Data:

Net assets, end of period (000)	$26,286	$25,576

Average net assets (000)	$25,601	$25,311

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.21%	0.25	%(e)

Expenses before waivers and/or expense reimbursement	0.25%	0.25	%(e)

Net investment income (loss)	4.58%	4.56	%(e)

Portfolio turnover rate(f)	49%	28%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 157

PGIM Short Duration High Yield ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.2%

ASSET-BACKED SECURITY 0.3%

Collateralized Loan Obligation

Sound Point CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%) (cost $138,699)	5.614%(c)	10/26/31	139	$138,874

CORPORATE BONDS 77.8%

Advertising 0.3%

Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A	7.750	04/15/28	200	194,220

Aerospace & Defense 1.2%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	125	123,756
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	375	375,720
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	107	107,107
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	50	52,187
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A	6.750	08/15/28	50	51,088

				709,858

Airlines 1.7%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	100	102,562
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	100	100,114
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	490	488,493
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	200	201,974
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	120	124,837

				1,017,980

Apparel 0.6%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	75	70,645
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	175	174,775
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	100	91,598

				337,018

Auto Manufacturers 1.6%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	200	195,996
New Flyer Holdings, Inc. (Canada),
Sec’d. Notes, 144A	9.250	07/01/30	30	32,167
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.345	09/17/27	400	390,744
Sr. Unsec’d. Notes, 144A	7.500	07/17/30	205	213,372
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	95	74,530

				906,809

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 2.4%

Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000%	04/15/28	100	$102,797
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27	50	50,135
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	8.500	05/15/27	125	125,615
Sr. Sec’d. Notes, 144A	6.750	05/15/28	500	510,945
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	100	99,993
Phinia, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/29	10	10,336
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	325	325,082
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	150	150,236

				1,375,139

Banks 0.7%

Citigroup, Inc.,
Jr. Sub. Notes, Series EE	6.750(ff)	02/15/30(oo)	34	34,328
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27	275	275,993
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	7.250	03/13/28	100	104,475

				414,796

Building Materials 1.3%

Builders FirstSource, Inc.,
Gtd. Notes, 144A	5.000	03/01/30	10	9,895
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	75	72,142
CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.750	07/15/30	25	25,796
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	200	199,608
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.875	12/15/27	100	98,379
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	350	346,786

				752,606

Chemicals 1.5%

Celanese US Holdings LLC,
Gtd. Notes	6.665	07/15/27	55	56,613
Gtd. Notes	6.850	11/15/28	75	78,223
Hercules LLC,
Jr. Sub. Notes	6.500	06/30/29	75	74,475
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	7.125	10/01/27	275	280,044
Sr. Unsec’d. Notes, 144A	6.250	10/01/29	200	195,223
SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A	3.125	03/15/27	200	194,052

				878,630

See Notes to Financial Statements.

PGIM Fixed Income ETFs 159

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Coal 0.0%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250%	10/01/29	20	$16,396

Commercial Services 5.2%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	49	48,801
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875	06/15/30	70	72,122
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	550	536,316
Sr. Sec’d. Notes, 144A	4.625	06/01/28	200	195,358
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000	06/01/29	25	23,782
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	50	46,675
Gtd. Notes, 144A	4.625	10/01/27	405	398,504
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28	100	96,859
Gtd. Notes, 144A	5.750	07/15/27	174	173,309
Block, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	08/15/30	65	66,549
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27	25	24,787
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A	3.875	07/01/28	75	72,378
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	130	133,134
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	300	299,670
Gtd. Notes, 144A	6.625	06/15/29	60	61,812
Sr. Unsec’d. Notes, 144A	7.000	06/15/30	80	83,257
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	20	18,553
Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	100	99,847
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	50	48,794
Service Corp. International,
Sr. Unsec’d. Notes	4.625	12/15/27	25	24,897
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	487	484,294

				3,009,698

Computers 0.9%

Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31	20	21,060
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	200	184,931
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	125	135,555
NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	175	172,508
Gtd. Notes, 144A	5.125	04/15/29	8	7,907

				521,961

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 5.2%

Azorra Finance Ltd.,
Gtd. Notes, 144A	7.750%	04/15/30	50	$52,490
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	90	94,379
GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A	8.000	02/15/27	350	359,236
Sr. Unsec’d. Notes, 144A	5.875	03/15/30	10	10,113
Sr. Unsec’d. Notes, 144A	7.750	05/15/26	50	50,099
Sr. Unsec’d. Notes, 144A	8.000	06/15/28	25	26,535
goeasy Ltd. (Canada),
Gtd. Notes, 144A	6.875	02/15/31	25	24,998
Gtd. Notes, 144A	9.250	12/01/28	25	26,269
Sr. Unsec’d. Notes, 144A	7.375	10/01/30	20	20,608
Sr. Unsec’d. Notes, 144A	7.625	07/01/29	25	25,888
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	25	22,001
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	6.400	03/26/29	5	5,246
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	50	49,938
Gtd. Notes, 144A	6.000	01/15/27	219	219,212
Navient Corp.,
Sr. Unsec’d. Notes	4.875	03/15/28	75	73,656
Sr. Unsec’d. Notes	5.000	03/15/27	175	173,758
Sr. Unsec’d. Notes	6.750	06/15/26	175	176,999
OneMain Finance Corp.,
Gtd. Notes	3.500	01/15/27	100	97,909
Gtd. Notes	3.875	09/15/28	50	47,928
Gtd. Notes	5.375	11/15/29	225	222,867
Gtd. Notes	6.125	05/15/30	25	25,407
Gtd. Notes	6.625	01/15/28	50	51,289
Gtd. Notes	7.125	03/15/26	122	123,658
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	125	120,506
Gtd. Notes, 144A	7.875	12/15/29	50	53,153
PHH Escrow Issuer LLC/PHH Corp.,
Sr. Unsec’d. Notes, 144A	9.875	11/01/29	35	35,139
PRA Group, Inc.,
Gtd. Notes, 144A	8.375	02/01/28	175	180,168
Gtd. Notes, 144A	8.875	01/31/30	15	15,769
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	2.875	10/15/26	425	415,871
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.500	11/15/25	200	199,750
Sr. Unsec’d. Notes, 144A	5.750	06/15/27	50	49,919

				3,050,758

Electric 3.9%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	500	495,397
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	200	199,786
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	150	150,427
Gtd. Notes, 144A	5.250	06/15/29	75	74,747
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28	225	222,509
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	578	576,731

See Notes to Financial Statements.

PGIM Fixed Income ETFs 161

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC, (cont’d.)
Gtd. Notes, 144A	5.500%	09/01/26	283	$283,177
Gtd. Notes, 144A	5.625	02/15/27	275	274,912

				2,277,686

Electrical Components & Equipment 0.4%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	6.500	12/31/27	150	151,435
WESCO Distribution, Inc.,
Gtd. Notes, 144A	6.375	03/15/29	15	15,461
Gtd. Notes, 144A	7.250	06/15/28	52	52,779

				219,675

Entertainment 1.4%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	7.000	02/15/30	200	206,955
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	300	299,963
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	75	72,766
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	225	224,897

				804,581

Environmental Control 0.6%

GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	75	73,036
Gtd. Notes, 144A	4.375	08/15/29	75	72,888
Reworld Holding Corp.,
Gtd. Notes	5.000	09/01/30	15	14,330
Gtd. Notes, 144A	4.875	12/01/29	180	174,249

				334,503

Foods 1.2%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	4.625	01/15/27	275	273,481
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27	75	71,720
Sr. Sec’d. Notes, 144A	8.000	09/15/28	290	285,239
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.875	05/15/28	50	49,694

				680,134

Gas 0.4%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27	225	224,494

Healthcare-Products 0.1%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29	85	81,674

Healthcare-Services 2.0%

CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	6.000	01/15/29	150	144,698

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

DaVita, Inc.,
Gtd. Notes, 144A	4.625%	06/01/30	125	$120,336
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	100	95,087
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	65	57,314
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	22	22,033
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	9.375	09/01/29	120	123,864
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	01/15/30	125	121,303
Sr. Sec’d. Notes	4.625	06/15/28	459	453,883

				1,138,518

Home Builders 4.6%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	125	120,342
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	75	75,384
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	375	374,193
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250	09/15/27	400	398,616
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	50	46,889
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000	03/01/28	150	148,907
KB Home,
Gtd. Notes	6.875	06/15/27	150	153,517
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	170	168,266
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	325	323,658
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	240	236,947
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	75	78,683
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	100	101,391
Gtd. Notes, 144A	5.875	06/15/27	225	226,871
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	200	200,188
Gtd. Notes	5.700	06/15/28	50	50,829

				2,704,681

Home Furnishings 0.1%

Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	10	10,128
Sr. Unsec’d. Notes	6.500	06/15/33	50	50,293

				60,421

Household Products/Wares 0.2%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	150	134,662

Housewares 0.6%

Newell Brands, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	310	327,657

See Notes to Financial Statements.

PGIM Fixed Income ETFs 163

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance 0.5%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250%	02/01/29	275	$286,030
AmWINS Group, Inc.,
Sr. Sec’d. Notes, 144A	6.375	02/15/29	25	25,617

				311,647

Internet 0.5%

Gen Digital, Inc.,
Gtd. Notes, 144A	6.750	09/30/27	125	127,214
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	5.250	12/01/27	150	149,466

				276,680

Iron/Steel 0.8%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	100	100,231
Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	35	36,417
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.875	11/01/29	25	25,375
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	8.125	05/01/27	55	55,026
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	200	208,642
Sr. Unsec’d. Notes, 144A, MTN	8.000	11/01/27	50	50,860

				476,551

Leisure Time 2.9%

Carnival Corp.,
Sr. Sec’d. Notes, 144A	4.000	08/01/28	120	117,671
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	6.750	02/15/27	150	151,113
Sr. Sec’d. Notes, 144A	7.000	09/15/30	40	40,953
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	83	83,042
Sr. Sec’d. Notes, 144A	5.875	02/15/27	350	349,461
Sr. Sec’d. Notes, 144A	8.125	01/15/29	50	52,406
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	15	15,244
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	100	106,625
NCL Finance Ltd.,
Gtd. Notes, 144A	6.125	03/15/28	75	76,129
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	275	277,151
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	125	124,816
Sr. Unsec’d. Notes, 144A	7.000	02/15/29	25	25,148
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	75	74,926
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	175	173,677

				1,668,362

Lodging 2.5%

Boyd Gaming Corp.,
Gtd. Notes	4.750	12/01/27	203	201,794
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	125	124,568

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

MGM Resorts International, (cont’d.)
Gtd. Notes	4.750%	10/15/28	100	$99,408
Gtd. Notes	5.500	04/15/27	425	427,670
Gtd. Notes	6.125	09/15/29	15	15,324
Station Casinos LLC,
Gtd. Notes, 144A	4.500	02/15/28	125	123,282
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A	5.250	05/15/27	175	175,144
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	300	297,887

				1,465,077

Machinery-Construction & Mining 0.0%

Vertiv Group Corp.,
Sr. Sec’d. Notes, 144A	4.125	11/15/28	20	19,527

Machinery-Diversified 0.5%

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	75	79,494
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	225	223,492

				302,986

Media 4.9%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	200	198,442
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	175	174,146
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	400	400,375
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28	200	184,300
Gtd. Notes, 144A	5.500	04/15/27	425	409,042
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	200	161,242
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	25	20,614
Gtd. Notes	7.375	07/01/28	25	22,627
Gtd. Notes	7.750	07/01/26	25	24,307
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	825	872,616
Gray Media, Inc.,
Sec’d. Notes, 144A	9.625	07/15/32	40	40,199
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	9.250	03/25/30	21	12,958
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A	8.125	02/15/33	50	51,239
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	8.000	08/15/28	75	77,825
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	05/15/29	200	196,258

				2,846,190

Mining 0.8%

Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	83	84,052

See Notes to Financial Statements.

PGIM Fixed Income ETFs 165

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500%	04/01/26	340	$337,562
Novelis Corp.,
Gtd. Notes, 144A	6.875	01/30/30	25	25,941

				447,555

Miscellaneous Manufacturing 0.2%

Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/15/30	35	36,055
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	65	67,333

				103,388

Oil & Gas 4.4%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29	70	73,152
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	25	30,195
Civitas Resources, Inc.,
Gtd. Notes, 144A	5.000	10/15/26	100	99,842
Gtd. Notes, 144A	8.375	07/01/28	350	363,329
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250	02/15/28	161	168,138
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A	8.500	10/01/30	30	31,773
Expand Energy Corp.,
Gtd. Notes	5.375	03/15/30	50	50,546
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	75	74,157
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	100	100,553
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.500	01/15/28	56	56,081
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375	05/15/27	375	381,229
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	25	24,316
Gtd. Notes, 144A	5.875	07/15/27	250	249,695
Permian Resources Operating LLC,
Gtd. Notes, 144A	8.000	04/15/27	105	106,917
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	7.125	01/15/26	41	40,997
SM Energy Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/29	15	15,150
Sunoco LP,
Gtd. Notes, 144A	7.000	05/01/29	40	41,586
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A	7.000	09/15/28	175	180,780
Transocean, Inc.,
Gtd. Notes, 144A	8.000	02/01/27	100	99,603
Gtd. Notes, 144A	8.250	05/15/29	260	251,524
Gtd. Notes, 144A	8.500	05/15/31	35	32,834
Sr. Sec’d. Notes, 144A	8.750	02/15/30	26	27,717
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	75	77,753

				2,577,867

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas Services 0.0%

Tidewater, Inc.,
Gtd. Notes, 144A	9.125%	07/15/30	15	$16,028

Packaging & Containers 2.9%

Ball Corp.,
Gtd. Notes	6.000	06/15/29	70	71,729
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30	55	56,715
Sr. Sec’d. Notes, 144A	6.875	01/15/30	25	25,725
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	20	20,013
Graphic Packaging International LLC,
Gtd. Notes, 144A	3.500	03/15/28	100	96,410
LABL, Inc.,
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	315	280,404
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/27	510	516,599
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	100	100,024
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	75	76,006
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	400	429,560

				1,673,185

Pharmaceuticals 1.8%

AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28	225	224,248
Bausch Health Cos., Inc.,
Sr. Sec’d. Notes, 144A(x)	4.875	06/01/28	275	247,156
Sr. Sec’d. Notes, 144A(x)	11.000	09/30/28	350	365,491
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	200	191,587
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% and PIK 3.500% or Cash coupon 12.000%	12.000	05/15/29	43	44,262

				1,072,744

Pipelines 2.1%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	195	195,110
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	07/15/29	20	20,815
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	50	50,732
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	4.800	05/15/30	25	24,367
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	225	224,549
Gtd. Notes, 144A	6.000	03/01/27	100	99,867
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	15	15,457
Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A	7.000	01/15/30	25	25,754
Sr. Sec’d. Notes, 144A	8.125	06/01/28	350	363,126
Sr. Sec’d. Notes, 144A	9.500	02/01/29	180	198,159

				1,217,936

See Notes to Financial Statements.

PGIM Fixed Income ETFs 167

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 1.0%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500%(cc)	01/15/28	250	$252,251
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	25	23,935
Gtd. Notes, 144A	5.375	08/01/28	325	324,767

				600,953

Real Estate Investment Trusts (REITs) 4.4%

Arbor Realty SR, Inc.,
Sr. Unsec’d. Notes, 144A	7.875	07/15/30	30	31,223
Brandywine Operating Partnership LP,
Gtd. Notes	3.950	11/15/27	25	24,367
Diversified Healthcare Trust,
Sr. Unsec’d. Notes	4.750	02/15/28	150	141,713
Millrose Properties, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	08/01/30	65	65,625
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	25	17,640
Gtd. Notes	5.000	10/15/27	375	355,524
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Gtd. Notes, 144A	7.000	02/01/30	10	10,316
Sr. Sec’d. Notes, 144A	5.875	10/01/28	100	99,875
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	4.750	10/15/27	150	149,493
Gtd. Notes, 144A	6.500	04/01/32	20	20,548
Gtd. Notes, 144A	7.250	07/15/28	75	77,254
Rithm Capital Corp.,
Sr. Unsec’d. Notes, 144A	8.000	04/01/29	25	25,604
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.875	02/15/27	450	442,473
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	07/15/26	125	123,103
Sr. Unsec’d. Notes, 144A	4.375	01/15/27	235	232,120
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	30	31,079
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	4.750	04/15/28	50	48,773
Sr. Sec’d. Notes, 144A	10.500	02/15/28	644	677,609

				2,574,339

Retail 3.5%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	25	23,281
Sec’d. Notes, 144A	4.375	01/15/28	25	24,578
Sr. Sec’d. Notes, 144A	3.875	01/15/28	375	365,039
Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29	50	42,227
Carvana Co.,
Sr. Sec’d. Notes, 144A	9.000	12/01/28	366	373,968
Sr. Sec’d. Notes, 144A	9.000	06/01/30	275	287,274
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	175	163,902
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	275	252,651
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	75	73,657
Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A	3.875	06/01/29	50	47,894

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750%	03/01/32	75	$77,891
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	175	174,796
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	150	149,983

				2,057,141

Semiconductors 0.2%

Entegris, Inc.,
Gtd. Notes, 144A	4.375	04/15/28	50	48,777
Sr. Sec’d. Notes, 144A	4.750	04/15/29	50	49,342

				98,119

Software 1.6%

Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26	290	286,117
CoreWeave, Inc.,
Gtd. Notes, 144A	9.250	06/01/30	100	100,342
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A	4.000	06/15/28	150	146,276
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27	425	425,107

				957,842

Telecommunications 3.8%

Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A	9.625	07/15/27	500	463,750
Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27(d)	200	185,400
EchoStar Corp.,
Sr. Sec’d. Notes	10.750	11/30/29	75	80,737
Frontier Communications Holdings LLC,
Sec’d. Notes, 144A	6.000	01/15/30	50	50,535
Sec’d. Notes, 144A	6.750	05/01/29	50	50,488
Sr. Sec’d. Notes, 144A	5.000	05/01/28	275	274,380
Sr. Sec’d. Notes, 144A	5.875	10/15/27	425	425,057
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29	75	62,936
Sec’d. Notes, 144A	4.875	06/15/29	50	46,792
Maya SASris France (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	400	406,080
Viasat, Inc.,
Sr. Sec’d. Notes, 144A	5.625	04/15/27	75	74,848
Sr. Unsec’d. Notes, 144A	6.500	07/15/28	100	97,161

				2,218,164

Transportation 0.4%

RXO, Inc.,
Gtd. Notes, 144A	7.500	11/15/27	80	81,698

See Notes to Financial Statements.

PGIM Fixed Income ETFs 169

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)

Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625%	02/15/30	70	$69,226
XPO, Inc.,
Sr. Sec’d. Notes, 144A	6.250	06/01/28	75	76,419

				227,343

TOTAL CORPORATE BONDS
(cost $45,208,727)				45,384,179

FLOATING RATE AND OTHER LOANS 6.4%

Airlines 0.1%

Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.041(c)	04/01/31	25	25,086

Auto Parts & Equipment 0.9%

Clarios Global LP,
2024 Term B Loan, 1 Month SOFR + 2.500%	6.816(c)	05/06/30	125	124,609
Amendment No. 6 Dollar Term Loan, 1 Month SOFR + 2.750%	7.066(c)	01/28/32	75	74,906
First Brands Group LLC,
First Lien 2021 Term Loan, 3 Month SOFR + 5.262%	9.570(c)	03/30/27	198	187,994
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	9.122(c)	11/17/28	150	148,619

				536,128

Building Materials 0.0%

American Bath/CP Atlas Buyer, Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	9.566(c)	07/08/30	25	24,000

Chemicals 0.5%

Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	9.158(c)	06/28/28	49	47,566
TPC Group, Inc.,
Initial Term Loan, 6 Month SOFR + 5.750%^	9.952(c)	12/16/31	275	264,953

				312,519

Commercial Services 0.5%

Allied Universal Holdco LLC,
Amendment 7 Replacement U.S. Dollar Term Loan	— (p)	08/31/32	25	25,069
Boost Newco Borrower LLC,
Term B-2 Loan, 3 Month SOFR + 2.000%	6.296(c)	01/31/31	125	124,688
MPH Acquisition Holdings LLC,
First Out Term Loan, 3 Month SOFR + 3.750%	8.058(c)	12/31/30	56	55,839
Second Out Term Loan, 3 Month SOFR + 4.862%	9.170(c)	12/31/30	100	91,749

				297,345

Computers 0.2%

Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	9.046(c)	06/30/32	50	50,000
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	7.349(c)	03/01/29	64	60,902

				110,902

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Forest Products & Paper 0.0%

Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.449%(c)	11/04/31	25	$24,751

Holding Companies-Diversified 0.3%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.810(c)	12/19/30	165	164,897

Insurance 0.7%

Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	7.316(c)	11/06/30	124	123,806
2025 Term B-7 Loan, 1 Month SOFR + 3.250%	7.566(c)	06/20/32	150	149,500
Asurion LLC,
New B-12 Term Loan, 1 Month SOFR + 4.250%	8.566(c)	09/19/30	124	122,040

				395,346

Media 1.4%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.863(c)	01/18/28	272	271,272
Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 3.500%	7.930(c)	09/25/29	655	530,147

				801,419

Oil & Gas 0.0%

Hilcorp Energy I LP,
Term B Loan, 1 Month SOFR + 2.000%	6.366(c)	02/11/30	25	24,948

Packaging & Containers 0.3%

Trident TPI Holdings, Inc.,
Tranche B-7 Term Loan, 3 Month SOFR + 3.750%	8.046(c)	09/15/28	149	142,459

Retail 0.1%

Foundation Building Materials, Inc.,
2025 Incremental Term Loan, 3 Month SOFR + 5.250%	9.546(c)	01/29/31	15	15,075
Term Loan, 1 Month SOFR + 4.000%	8.308(c)	01/29/31	50	50,134

				65,209

Telecommunications 1.4%

Connect Finco Sarl (United Kingdom),
Amendment No. 1 Term Loan, 1 Month SOFR + 3.500%	7.816(c)	12/11/26	200	199,550
Digicel International Finance Ltd. (Jamaica),
Initial Term Loan, 3 Month SOFR + 5.250%	9.492(c)	08/31/32	190	189,762
Level 3 Financing, Inc.,
Term B-3 Loan, 1 Month SOFR + 4.250%	8.566(c)	03/27/32	164	164,656
Lumen Technologies, Inc.,
Term B-1 Loan, 1 Month SOFR + 2.464%	6.780(c)	04/15/29	173	172,092
Term B-2 Loan, 1 Month SOFR + 2.464%	6.780(c)	04/15/30	24	23,759
Windstream Services LLC,
2024 Term Loan, 1 Month SOFR + 4.850%^	9.166(c)	10/01/31	75	75,188

				825,007

TOTAL FLOATING RATE AND OTHER LOANS
(cost $3,784,125)				3,750,016

U.S. TREASURY OBLIGATIONS 10.8%
U.S. Treasury Notes	3.750	06/30/27	2,900	2,905,098

See Notes to Financial Statements.

PGIM Fixed Income ETFs 171

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	3.875%	05/31/27	1,275	$1,279,383
U.S. Treasury Notes	3.875	07/31/27	1,500	1,506,328
U.S. Treasury Notes(k)	4.375	07/31/26	85	85,352
U.S. Treasury Notes(k)	4.875	05/31/26	525	528,384

TOTAL U.S. TREASURY OBLIGATIONS (cost $ 6,288,602)				6,304,545

			Shares

AFFILIATED EXCHANGE-TRADED FUND 2.8%
PGIM AAA CLO ETF
(cost $ 1,648,848)(wa)			32,128	1,655,395

COMMON STOCK 0.1%

Gas Utilities

Ferrellgas Partners LP (Class B Stock)*(x)
(cost $ 114,114)			546	69,894

PREFERRED STOCK 0.0%

Electronic Equipment, Instruments & Components

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^(x)
(cost $ 6,053)			6	6,000

TOTAL LONG-TERM INVESTMENTS
(cost $ 57,189,168)				57,308,903

SHORT-TERM INVESTMENT 0.8%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%)
(cost $ 473,645)(wa)			473,645	473,645

TOTAL INVESTMENTS 99.0%
(cost $ 57,662,813)				57,782,548
Other assets in excess of liabilities(z) 1.0%				567,677

NET ASSETS 100.0%				$58,350,225

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $346,141 and 0.6% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wa)	Represents investments in Funds affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

(x) Restricted Securities:

Issuer Description	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A, 4.875%, 06/01/28	08/18/25	$250,333	$247,156	0.4%
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A, 11.000%, 09/30/28	05/01/25	331,625	365,491	0.7
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	06/26/24	6,060	6,000	0.0
Ferrellgas Partners LP (Class B Stock)*	07/26/24	114,114	69,894	0.1

Total		$702,132	$688,541	1.2%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
21	2 Year U.S. Treasury Notes	Dec. 2025	$4,379,320	$6,655

Short Positions:
11	5 Year U.S. Treasury Notes	Dec. 2025	1,204,156	(4,115)
1	10 Year U.S. Treasury Notes	Dec. 2025	112,500	(330)

				(4,445)

				$2,210

Credit default swap agreement outstanding at August 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2025(4)	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.HY.44.V1	06/20/30	5.000	%(Q)	1,490	3.213%	$104,283	$122,438	$18,155

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 173

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Interest rate swap agreements outstanding at August 31, 2025:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
1,965	02/06/26	4.263%(A)	1 Day SOFR(2)(A)/ 4.340%	$—	$(481)	$(481)
1,330	02/06/27	3.977%(A)	1 Day SOFR(1)(A)/ 4.340%	—	(4,468)	(4,468)

				$—	$(4,949)	$(4,949)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$417,479
JPS	—	190,218

Total	$—	$607,697

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Security
Collateralized Loan Obligation	$—	$138,874	$—
Corporate Bonds	—	45,384,179	—
Floating Rate and Other Loans.	—	3,409,875	340,141
U.S. Treasury Obligations	—	6,304,545	—
Affiliated Exchange-Traded Fund	1,655,395	—	—
Common Stock	—	69,894	—
Preferred Stock.	—	—	6,000
Short-Term Investment
Affiliated Mutual Fund	473,645	—	—

Total	$2,129,040	$55,307,367	$346,141

Other Financial Instruments*
Assets
Futures Contracts	$6,655	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	18,155	—

Total	$6,655	$18,155	$—

Liabilities
Futures Contracts	$(4,445)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(4,949)	—

Total	$(4,445)	$(4,949)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2025 were as follows:

U.S. Treasury Obligations	10.8%
Media	6.3
Commercial Services	5.7
Diversified Financial Services	5.2
Telecommunications	5.2
Home Builders	4.6
Oil & Gas	4.4
Real Estate Investment Trusts (REITs)	4.4
Electric	3.9
Retail	3.6
Auto Parts & Equipment	3.3
Packaging & Containers	3.2
Leisure Time	2.9
Affiliated Exchange-Traded Fund	2.8
Lodging	2.5
Pipelines	2.1
Chemicals	2.0
Healthcare-Services	2.0
Pharmaceuticals	1.8
Airlines	1.8
Software	1.6
Auto Manufacturers	1.6
Entertainment	1.4
Building Materials	1.3
Aerospace & Defense	1.2
Insurance	1.2
Foods	1.2
Computers	1.1
Real Estate	1.0
Iron/Steel	0.8
Affiliated Mutual Fund	0.8
Mining	0.8

Banks	0.7%
Apparel	0.6
Environmental Control	0.6
Housewares	0.6
Machinery-Diversified	0.5
Internet	0.5
Transportation	0.4
Gas	0.4
Electrical Components & Equipment	0.4
Advertising	0.3
Holding Companies-Diversified	0.3
Collateralized Loan Obligation	0.3
Household Products/Wares	0.2
Miscellaneous Manufacturing	0.2
Semiconductors	0.2
Healthcare-Products	0.1
Gas Utilities	0.1
Home Furnishings	0.1
Forest Products & Paper	0.0	*
Machinery-Construction & Mining	0.0	*
Coal	0.0	*
Oil & Gas Services	0.0	*
Electronic Equipment, Instruments & Components	0.0	*

	99.0
Other assets in excess of liabilities	1.0

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$18,155*	—	$ —
Interest rate contracts	Due from/to broker-variation margin futures	6,655*	Due from/to broker-variation margin futures	4,445*
Interest rate contracts	—	—	Due from/to broker-variation margin swaps	4,949*

		$ 24,810		$9,394

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 175

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2025

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$124,554
Foreign exchange contracts	—	14,048	—
Interest rate contracts	16,950	—	(938)

Total	$16,950	$14,048	$123,616

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(2,991)
Foreign exchange contracts	—	3,661	—
Interest rate contracts	(3,330)	—	2,212

Total	$(3,330)	$3,661	$(779)

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$4,020,852
Futures Contracts - Short Positions (1)	2,559,116
Forward Foreign Currency Exchange Contracts - Purchased (2)	83,590
Forward Foreign Currency Exchange Contracts - Sold (2)	167,842
Interest Rate Swap Agreements (1)	3,295,000
Credit Default Swap Agreements - Sell Protection (1)	948,000
Total Return Swap Agreements (1)	126,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $55,540,320)	$55,653,508
Affiliated investments (cost $2,122,493)	2,129,040
Cash	5,221
Foreign currency, at value (cost $3,492)	3,955
Dividends and interest receivable	787,136
Due from broker—variation margin futures	836

Total Assets	58,579,696

Liabilities

Payable for investments purchased	205,971
Management fee payable	21,084
Due to broker—variation margin swaps	2,416

Total Liabilities	229,471

Net Assets	$58,350,225

Net assets were comprised of:
Common stock, at par	$1,150
Paid-in capital in excess of par	58,133,579
Total distributable earnings (loss)	215,496

Net assets, August 31, 2025	$58,350,225

Net asset value, offering price and redemption price per share.
($58,350,225 ÷ 1,150,000 shares of common stock issued and outstanding)	$50.74

See Notes to Financial Statements.

PGIM Fixed Income ETFs 177

PGIM Short Duration High Yield ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$3,316,596
Affiliated dividend income	102,133

Total income	3,418,729

Expenses
Management fee	210,192
Less: Fee waiver and/or expense reimbursement	(14,848)

Net expenses	195,344

Net investment income (loss)	3,223,385

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(198,892)
Affiliated net capital gain distributions received	830
Futures transactions	16,950
Forward currency contract transactions	14,048
Swap agreement transactions	123,616
Foreign currency transactions	(1,416)

(44,864)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $6,547)	119,018
Futures	(3,330)
Forward currency contracts	3,661
Swap agreements	(779)
Foreign currencies	421

118,991

Net gain (loss) on investment and foreign currency transactions	74,127

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,297,512

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2025	December 14, 2023* through August 31, 2024
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$3,223,385	$1,532,176

Net realized gain (loss) on investment and foreign currency transactions	(45,694)	(43,307)

Affiliated net capital gain distributions received	830	—

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	118,991	16,622

Net increase (decrease) in net assets resulting from operations	3,297,512	1,505,491

Dividends and Distributions

Distributions from distributable earnings	(3,299,134)	(1,291,648)

Fund share transactions

Net proceeds from shares sold (650,000 and 525,000 shares, respectively)	32,825,740	26,372,782

Shares sold in-kind (100,000 and 0 shares, respectively)	5,061,728	—

Cost of shares purchased (125,000 and 0 shares, respectively)	(6,122,246)	—

Net increase (decrease) in net assets from Fund share transactions	31,765,222	26,372,782

Total increase (decrease)	31,763,600	26,586,625

Net Assets:

Beginning of period	26,586,625	—

End of period	$58,350,225	$26,586,625

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 179

PGIM Short Duration High Yield ETF

Financial Highlights

	Year Ended August 31, 2025	December 14, 2023(a) through August 31, 2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.64	$50.00
Income (loss) from investment operations:
Net investment income (loss)	3.47	3.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31	0.16	(c)
Total from investment operations	3.78	3.20
Less Dividends and Distributions:
Dividends from net investment income	(3.68)	(2.56)
Net asset value, end of period	$50.74	$50.64
Total Return(d):	7.78%	6.61%

Ratios/Supplemental Data:
Net assets, end of period (000)	$58,350	$26,587
Average net assets (000)	$46,710	$25,353
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.42%	0.44	%(f)
Expenses before waivers and/or expense reimbursement	0.45%	0.47	%(f)
Net investment income (loss)	6.90%	8.47	%(f)
Portfolio turnover rate(g)	100%	52%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 102.4%

ASSET-BACKED SECURITIES 20.2%

Automobiles 1.1%

Avis Budget Rental Car Funding AESOP LLC,
Series 2024-01A, Class A, 144A	5.360%	06/20/30		200	$206,369
Ford Credit Auto Owner Trust,
Series 2025-01, Class A, 144A	4.860(cc)	08/15/37		300	307,812
OneMain Direct Auto Receivables Trust,
Series 2025-01A, Class B, 144A	5.560	10/15/35		200	207,285
Santander Drive Auto Receivables Trust,
Series 2025-02, Class D	5.470	05/15/31		200	204,462

					925,928

Collateralized Loan Obligations 14.4%
AlbaCore Euro CLO DAC (Ireland),
Series 02A, Class A1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	2.805(c)	06/15/34	EUR	250	291,059
Avoca CLO DAC (Ireland),
Series 29A, Class BR, 144A	0.000(c)	10/15/38	EUR	600	701,941
Barings Euro CLO DAC (Ireland),
Series 2019-01A, Class AR, 144A, 3 Month EURIBOR + 0.960% (Cap N/A, Floor 0.960%)	2.986(c)	04/15/36	EUR	250	291,044
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)	6.375(c)	10/20/35		250	250,991
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2024-37A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.668(c)	01/25/38		500	501,750
BlueMountain Fuji Eur CLO DAC (Ireland),
Series 05A, Class B, 144A, 3 Month EURIBOR + 1.550% (Cap N/A, Floor 1.550%)	3.576(c)	01/15/33	EUR	250	292,395
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.757(c)	07/20/34		250	250,408
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.695(c)	10/20/37		250	251,037
Crown City CLO (Cayman Islands),
Series 2022-04A, Class A1R, 144A, 3 Month SOFR + 1.610% (Cap N/A, Floor 1.610%)	5.935(c)	04/20/37		250	251,042
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1RR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	10/20/37		250	251,625
Series 2024-05A, Class AR1, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.845(c)	04/20/37		250	251,000
Empower CLO Ltd. (Cayman Islands),
Series 2025-01A, Class A, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.637(c)	07/20/38		750	752,583
Gallatin CLO Ltd. (Bermuda),
Series 2024-01A, Class B, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	6.275(c)	10/20/37		250	251,381
Generate CLO Ltd. (Cayman Islands),
Series 08A, Class BR2, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.075(c)	01/20/38		250	250,630
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	5.765(c)	10/20/31		69	68,656
Henley CLOi DAC (Ireland),
Series 11A, Class A, 144A , 3 Month EURIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.556(c)	04/25/39	EUR	500	587,300
HPS Loan Management Ltd.,
Series 2025-26A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.599(c)	07/20/38		250	250,863
ICG Euro CLO DAC (Ireland),
Series 2023-01A, Class AR, 144A , 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.274(c)	10/19/38	EUR	500	584,135
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-28A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	6.018(c)	01/15/38		250	250,465
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	5.704(c)	07/17/34		290	290,586
Menlo CLO Ltd. (Cayman Islands),
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.745(c)	01/20/38		500	502,092
Monument CLO DAC (Ireland),
Series 01A, Class A, 144A, 3 Month EURIBOR + 1.590% (Cap N/A, Floor 1.590%)	3.626(c)	05/15/37	EUR	250	293,406
Mountain View CLO Ltd. (Cayman Islands),
Series 2023-01A, Class B, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	7.318(c)	09/14/36		250	250,808
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class BRR, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.869(c)	06/20/34		500	500,106

See Notes to Financial Statements.

PGIM Fixed Income ETFs 181

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Northwoods Capital Ltd. (Cayman Islands), (cont’d.)
Series 2020-22A, Class A1RR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	6.018%(c)	09/16/31		250	$250,891

Palmer Square European CLO DAC (Ireland),
Series 2025-01A, Class A, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.749(c)	10/15/39	EUR	500	584,132

Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	5.368(c)	10/15/32		397	397,039

Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)	5.735(c)	02/14/34		250	250,615

PPM CLO Ltd. (Cayman Islands),
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	5.791(c)	10/18/34		250	250,625

Regatta Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.872(c)	04/17/37		250	251,077
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.708(c)	10/15/37		250	251,067

Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	5.617(c)	04/20/31		99	98,874

Tikehau CLO DAC (Ireland),
Series 13A, Class A, 144A, 3 Month EURIBOR + 1.190% (Cap N/A, Floor 1.190%)	3.512(c)	10/15/38	EUR	500	586,685

Trimaran CAVU Ltd.,
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.515(c)	01/20/37		500	501,152

Trinitas CLO Ltd. (Cayman Islands),
Series 2017-06A, Class ARRR, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.648(c)	01/25/34		250	250,317

Trinitas Euro CLO DAC (Ireland),
Series 06A, Class A, 144A, 3 Month EURIBOR + 1.600% (Cap N/A, Floor 1.600%)	3.626(c)	04/15/37	EUR	250	292,655

Wellfleet CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1RN, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.738(c)	07/15/37		250	251,025

					12,633,457

Consumer Loans 0.8%
Affirm Master Trust,
Series 2025-01A, Class C, 144A	5.280	02/15/33		100	100,370
Series 2025-02A, Class C, 144A	5.260	07/15/33		300	302,137

GreenSky Home Improvement Issuer Trust,
Series 2025-01A, Class A4, 144A	5.220	03/25/60		165	166,628

Onemain Financial Issuance Trust,
Series 2025-01A, Class C, 144A	5.200	07/14/38		100	101,611

					670,746

Equipment 0.1%
MetroNet Infrastructure Issuer LLC,
Series 2025-02A, Class A2, 144A	5.400	08/20/55		100	100,919

Home Equity Loans 3.0%
BRAVO Residential Funding Trust,
Series 2025-CES01, Class A1A, 144A	5.703(cc)	02/25/55		235	238,371

EFMT,
Series 2025-CES04, Class A1, 144A	5.431(cc)	06/25/60		294	296,722

GS Mortgage Backed Securities Trust CES1,
Series 2025-CES01, Class A1A, 144A	5.568(cc)	05/25/55		169	169,927
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)	6.045(c)	03/20/54		42	42,146
Series 2023-HE03, Class M1, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	6.445(c)	05/20/54		65	65,479
Series 2025-CES02, Class A1, 144A	5.592(cc)	06/25/55		173	174,387
Series 2025-HE01, Class A1, 144A, 30 Day Average SOFR + 1.150% (Cap N/A, Floor 0.000%)	5.495(c)	07/20/55		238	238,409
RCKT Mortgage Trust,
Series 2024-CES09, Class A1A, 144A	5.582(cc)	12/25/44		88	88,981
Series 2025-CES02, Class A1A, 144A	5.503(cc)	02/25/55		182	183,643
Series 2025-CES03, Class A1A, 144A	5.553(cc)	03/25/55		277	280,260

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

RCKT Mortgage Trust, (cont’d.)
Series 2025-CES07, Class A1A, 144A	5.377%(cc)	07/25/55	198	$200,221

Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A	7.294(cc)	10/25/63	292	296,373
Series 2025-CES01, Class A1, 144A	5.705(cc)	02/25/55	184	186,860
Series 2025-CES02, Class A1, 144A	5.348(cc)	07/25/65	195	196,558

				2,658,337

Other 0.6%
GoodLeap Home Improvement Solutions Trust,
Series 2025-01A, Class A, 144A	5.380	02/20/49	161	163,319
Series 2025-02A, Class A, 144A	5.320	06/20/49	184	186,321

OBX Trust,
Series 2025-HE01, Class A1, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	5.948(c)	02/25/55	182	182,660

				532,300

Residential Mortgage-Backed Securities 0.2%
PRET LLC,
Series 2025-NPL02, Class A1, 144A	5.835(cc)	03/25/55	191	192,145

TOTAL ASSET-BACKED SECURITIES
(cost $17,239,352)				17,713,832

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.1%
ARES Trust,
Series 2025-IND03, Class A, 144A, 1 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.863(c)	04/15/42	70	70,066
BANK,
Series 2023-BNK46, Class A21	6.951(cc)	08/15/56	200	209,032
BANK5 Trust,
Series 2025-05YR13, Class A3	5.753(cc)	01/15/58	170	178,792
Barclays Commercial Mortgage Securities Trust,
Series 2023-05C23, Class A3	6.675(cc)	12/15/56	200	213,186
Series 2024-05C29, Class XA, IO	1.822(cc)	09/15/57	999	55,936

Benchmark Mortgage Trust,
Series 2019-B15, Class A4	2.673	12/15/72	300	278,572
Series 2022-B33, Class A1	2.306	03/15/55	168	165,047
Series 2024-V12, Class A3	5.738	12/15/57	120	125,870
BLP Commercial Mortgage Trust,
Series 2025-IND, Class A, 144A, 1 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.563(c)	03/15/42	115	114,856

BMO Mortgage Trust,
Series 2023-C06, Class A2	6.870(cc)	09/15/56	197	208,091
Series 2024-05C4, Class A3	6.526(cc)	05/15/57	180	192,073
Series 2024-5C7, Class A3	5.566(cc)	11/15/57	550	572,732
BX Commercial Mortgage Trust,
Series 2025-SPOT, Class A, 144A, 1 Month SOFR + 1.443% (Cap N/A, Floor 1.443%)	5.806(c)	04/15/40	100	100,052

BX Trust,
Series 2024-PAT, Class A, 144A, 1 Month SOFR + 2.090% (Cap N/A, Floor 2.090%)	6.453(c)	03/15/41	100	100,188
Series 2025-DIME, Class A, 144A, 1 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	5.513(c)	02/15/35	160	160,025
Series 2025-DIME, Class C, 144A, 1 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.113(c)	02/15/35	110	109,725
Series 2025-ROIC, Class A, 144A, 1 Month SOFR + 1.144% (Cap N/A, Floor 1.144%)	5.507(c)	03/15/30	219	218,871

BXMT Ltd.,
Series 2025-FL05, Class A, 144A, 1 Month SOFR + 1.639% (Cap N/A, Floor 1.639%)	5.999(c)	10/18/42	100	99,545
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3	3.197	08/15/50	238	233,125
Commercial Mortgage Trust,
Series 2016-COR01, Class A4	3.091	10/10/49	250	245,912

See Notes to Financial Statements.

PGIM Fixed Income ETFs 183

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

ELM Trust,
Series 2024-ELM, Class D10, 144A	6.847%(cc)	06/10/39	100	$100,521

GS Mortgage Securities Corp. Trust,
Series 2024-RVR, Class A, 144A	5.372(cc)	08/10/41	100	101,434

JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A5	4.029	03/10/52	250	239,248

LBA Trust,
Series 2024-BOLT, Class D, 144A, 1 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)	6.953(c)	06/15/39	50	49,906

Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4	3.809	12/15/48	239	237,952

New York City Housing Development Corp.,
Series 2024-08SPR, Class A	5.458	12/15/43	280	287,274

NYC Commercial Mortgage Trust,
Series 2025-03BP, Class C, 144A, 1 Month SOFR + 1.892% (Cap N/A, Floor 1.892%)	6.255(c)	02/15/42	110	110,002

RFR Trust,
Series 2025-SGRM, Class A, 144A	5.562(cc)	03/11/41	170	174,116

ROCK Trust,
Series 2024-CNTR, Class A, 144A	5.388	11/13/41	100	102,936
Series 2024-CNTR, Class C, 144A	6.471	11/13/41	100	103,674
Series 2024-CNTR, Class D, 144A	7.109	11/13/41	100	104,355

TCO Commercial Mortgage Trust,
Series 2024-DPM, Class A, 144A, 1 Month SOFR + 1.243% (Cap N/A, Floor 1.243%)	5.606(c)	12/15/39	100	100,000

UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301	10/15/50	378	371,578

VNDO Trust,
Series 2016-350P, Class A, 144A	3.805	01/10/35	172	169,780

WCORE Commercial Mortgage Trust,
Series 2024-CORE, Class A, 144A, 1 Month SOFR + 1.492% (Cap N/A, Floor 1.492%)	5.855(c)	11/15/41	130	130,244

Wells Fargo Commercial Mortgage Trust,
Series 2024-GRP, Class C, 144A, 1 Month SOFR + 2.940% (Cap N/A, Floor 2.940%)	7.303(c)	10/15/41	100	100,154

WEST Trust,
Series 2025-ROSE, Class A, 144A	5.454(cc)	04/10/35	95	96,946

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $6,049,481)				6,231,816

CORPORATE BONDS 25.2%

Aerospace & Defense 0.8%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	500	495,023
Sr. Unsec’d. Notes	2.750	02/01/26	70	69,428
Sr. Unsec’d. Notes	3.250	02/01/28	30	29,287
Sr. Unsec’d. Notes	6.298	05/01/29	20	21,229
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	50	50,096
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	9	9,022

				674,085

Agriculture 0.9%

Altria Group, Inc.,
Gtd. Notes	4.875	02/04/28	50	50,753

BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259	03/25/28	355	337,855

Cargill, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	02/11/28	240	243,463

Philip Morris International, Inc.,
Sr. Unsec’d. Notes	3.125	03/02/28	150	146,776

				778,847

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.4%

Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750%	10/20/28	305	$306,144

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	25	24,923

				331,067

Apparel 0.1%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	75	70,645

Auto Manufacturers 1.2%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	200	195,996
Sr. Unsec’d. Notes	5.113	05/03/29	200	197,220
Sr. Unsec’d. Notes	6.800	05/12/28	200	207,613

General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	1.250	01/08/26	180	177,881
Sr. Unsec’d. Notes	5.050	04/04/28	178	180,860
Sr. Unsec’d. Notes	5.400	05/08/27	15	15,250

Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	5.950	09/21/26	80	81,249

				1,056,069

Auto Parts & Equipment 0.3%

Dana, Inc.,
Sr. Unsec’d. Notes	5.625	06/15/28	25	24,980

Qnity Electronics, Inc.,
Sr. Sec’d. Notes, 144A	5.750	08/15/32	15	15,252

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	250	250,063

				290,295

Banks 5.5%

Bank Negara Indonesia Persero Tbk PT (Indonesia),
Sub. Notes, EMTN	3.750	03/30/26	200	198,520

Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29	325	307,026

Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.279(ff)	11/24/27	200	195,091
Sr. Unsec’d. Notes	5.086(ff)	02/25/29	200	203,438

BNP Paribas SA (France),
Sr. Preferred Notes, 144A	5.176(ff)	01/09/30	200	204,850

Citigroup, Inc.,
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30(oo)	222	226,350
Sr. Unsec’d. Notes	5.174(ff)	02/13/30	190	194,982
Sub. Notes	4.450	09/29/27	195	195,536

Comerica, Inc.,
Sr. Unsec’d. Notes	5.982(ff)	01/30/30	80	82,963

Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes	2.311(ff)	11/16/27	150	146,323
Sr. Non-Preferred Notes	4.950(ff)	08/04/31	270	272,185

Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	20	21,108

Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	140	136,061
Sr. Unsec’d. Notes	4.692(ff)	10/23/30	50	50,558

See Notes to Financial Statements.

PGIM Fixed Income ETFs 185

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208%(ff)	08/21/29	10	$10,538

ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	5.066(ff)	03/25/31	200	204,692

JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	5.040(ff)	01/23/28	70	70,740
Sr. Unsec’d. Notes	5.299(ff)	07/24/29	500	514,990

KeyCorp,
Sr. Unsec’d. Notes, MTN	2.550	10/01/29	20	18,703

Morgan Stanley,
Sr. Unsec’d. Notes	5.449(ff)	07/20/29	300	309,661

Morgan Stanley Private Bank NA,
Sr. Unsec’d. Notes	4.734(ff)	07/18/31	250	253,550

PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	6.615(ff)	10/20/27	20	20,504

Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A, MTN	5.250	02/19/27	200	202,067
Sr. Non-Preferred Notes, 144A, MTN	5.500(ff)	04/13/29	200	204,731

Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	6.047(ff)	06/08/27	125	126,470

U.S. Bancorp,
Sr. Unsec’d. Notes	5.384(ff)	01/23/30	30	31,040
Sr. Unsec’d. Notes	5.850(ff)	10/21/33	45	47,583

Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	5.198(ff)	01/23/30	90	92,588
Sr. Unsec’d. Notes, MTN	5.574(ff)	07/25/29	250	259,133

				4,801,981

Beverages 0.3%

Diageo Investment Corp. (United Kingdom),
Gtd. Notes	5.125	08/15/30	230	238,174

Building Materials 0.3%

Amrize Finance US LLC,
Gtd. Notes, 144A	4.950	04/07/30	65	66,331

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	25	24,047

JELD-WEN, Inc.,
Gtd. Notes, 144A	4.875	12/15/27	25	24,595

Quikrete Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.375	03/01/32	20	20,625

Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	100	95,856
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	25	24,770

				256,224

Chemicals 0.4%

Braskem Netherlands Finance BV (Brazil),
Gtd. Notes	4.500	01/10/28	200	154,540

Celanese US Holdings LLC,
Gtd. Notes	6.850	11/15/28	25	26,074

CF Industries, Inc.,
Gtd. Notes, 144A	4.500	12/01/26	110	110,176

DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	4.725	11/15/28	50	50,946

				341,736

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Coal 0.0%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250%	10/01/29	25	$20,495

Commercial Services 0.3%

AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	25	23,337
Gtd. Notes, 144A	4.625	10/01/27	50	49,198

Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27	25	24,787

DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	75	76,808

ERAC USA Finance LLC,
Gtd. Notes, 144A	5.000	02/15/29	40	40,980

Herc Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	06/15/30	15	15,611

				230,721

Computers 0.2%

Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	6.000	06/04/29	140	145,775

Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	4.450	09/25/26	65	65,089

				210,864

Diversified Financial Services 0.9%

Ally Financial, Inc.,
Sr. Unsec’d. Notes	5.543(ff)	01/17/31	25	25,576

American Express Co.,
Sr. Unsec’d. Notes	6.338(ff)	10/30/26	65	65,190

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	7.200	12/12/28	25	26,769

Capital One Financial Corp.,
Sr. Unsec’d. Notes	7.149(ff)	10/29/27	40	41,213

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000	01/15/27	25	25,024

OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	25	23,964

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	75	72,304
Gtd. Notes, 144A	7.875	12/15/29	250	265,765

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	2.875	10/15/26	175	171,241

Synchrony Financial,
Sr. Unsec’d. Notes	5.019(ff)	07/29/29	35	35,229

				752,275

Electric 1.4%

Algonquin Power & Utilities Corp. (Canada),
Sr. Unsec’d. Notes	5.365	06/15/26	30	30,187

Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	50	49,426
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	100	99,893

FirstEnergy Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	5.150	03/30/26	60	60,203

MVM Energetika Zrt (Hungary),
Sr. Unsec’d. Notes	7.500	06/09/28	200	211,268

See Notes to Financial Statements.

PGIM Fixed Income ETFs 187

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.685%	09/01/27		75	$75,708
Gtd. Notes	5.749	09/01/25		130	130,000

NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		50	50,142

PG&E Corp.,
Jr. Sub. Notes	7.375(ff)	03/15/55		25	24,801

Southern California Edison Co.,
First Mortgage	4.875	02/01/27		100	100,729
First Mortgage	4.900	06/01/26		125	125,329

Vistra Corp.,
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		50	51,168

Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29		25	24,450
Gtd. Notes, 144A	5.000	07/31/27		125	124,726
Gtd. Notes, 144A	5.625	02/15/27		75	74,976
Gtd. Notes, 144A	6.875	04/15/32		10	10,489

					1,243,495

Engineering & Construction 0.3%

Jacobs Engineering Group, Inc.,
Gtd. Notes	6.350	08/18/28		65	68,495

MasTec, Inc.,
Sr. Unsec’d. Notes	5.900	06/15/29		5	5,232

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	199,124

					272,851

Entertainment 0.3%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625	10/15/29		125	119,262

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29		75	72,554

Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		25	24,988

Warnermedia Holdings, Inc.,
Gtd. Notes	3.755	03/15/27		51	50,231

					267,035

Foods 1.1%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	6.500	02/15/28		25	25,473

B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27		50	47,813
Sr. Sec’d. Notes, 144A	8.000	09/15/28		50	49,179

Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.000	07/01/31	EUR	125	148,191

JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl,
Gtd. Notes	5.750	04/01/33		105	108,724

Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		126	120,848

Mars, Inc.,
Sr. Unsec’d. Notes, 144A	4.800	03/01/30		275	280,271

Smithfield Foods, Inc.,
Gtd. Notes, 144A	3.000	10/15/30		210	191,853

					972,352

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas 0.0%

NiSource, Inc.,
Sr. Unsec’d. Notes	5.200%	07/01/29	40	$41,265

Healthcare-Products 0.1%

Solventum Corp.,
Gtd. Notes	5.400	03/01/29	80	83,411

Healthcare-Services 0.1%

CommonSpirit Health,
Sr. Sec’d. Notes	5.205	12/01/31	100	103,390
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	01/15/30	25	24,261

				127,651

Holding Companies-Diversified 0.3%

Clue Opco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	211	224,695

Home Builders 0.5%

Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	25	25,286
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	75	76,978
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	25	24,745
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	25	24,897
Meritage Homes Corp.,
Gtd. Notes, 144A	3.875	04/15/29	195	190,762
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	25	25,208
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	75	75,070

				442,946

Home Furnishings 0.0%

Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	10	10,127

Housewares 0.0%

Newell Brands, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	10	10,570

Insurance 0.1%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A	7.500	11/06/30	75	77,823
Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes	4.850	12/15/29	30	30,570

				108,393

Leisure Time 0.6%

Carnival Corp.,
Sr. Sec’d. Notes, 144A	4.000	08/01/28	75	73,545
Sr. Unsec’d. Notes, 144A	5.750	08/01/32	95	96,568
Harley-Davidson Financial Services, Inc.,
Sr. Unsec’d. Notes, 144A	5.950	06/11/29	210	217,464

See Notes to Financial Statements.

PGIM Fixed Income ETFs 189

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875%	03/15/26	116	$116,058
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	10	10,282
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	25	24,963

				538,880

Lodging 0.3%

Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	5.750	01/30/27	75	76,357
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	5.625	06/15/28	160	163,685
Marriott International, Inc.,
Sr. Unsec’d. Notes	5.450	09/15/26	30	30,355

				270,397

Machinery-Diversified 0.1%

Nordson Corp.,
Sr. Unsec’d. Notes	5.600	09/15/28	10	10,374
Otis Worldwide Corp.,
Sr. Unsec’d. Notes	5.250	08/16/28	35	36,091

				46,465

Media 0.4%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	50	49,756
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.250	01/15/29	90	83,699
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/01/34	25	24,659
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	80	79,058
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	25	20,614
Gtd. Notes	7.375	07/01/28	25	22,627
Gtd. Notes	7.750	07/01/26	25	24,306
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	25	26,443

				331,162

Mining 0.2%

BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.000	02/21/30	80	82,601
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	75	74,462
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30	50	48,112

				205,175

Multi-National 0.1%

Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	6.000	04/26/27	100	103,010

Oil & Gas 1.5%

Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.600	06/13/28	150	154,807

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Antero Resources Corp.,
Gtd. Notes, 144A	5.375%	03/01/30		50	$50,360
BP Capital Markets PLC,
Gtd. Notes	4.375(ff)	09/01/25(oo)		16	16,000
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes, 144A	5.000	12/15/29		75	76,556
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.625	04/01/32		25	24,903
Gtd. Notes, 144A	9.250	02/15/28		55	57,439
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.000	02/01/31		100	96,444
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29		25	25,176
Ovintiv, Inc.,
Gtd. Notes	5.650	05/15/28		90	92,627
Parkland Corp. (Canada),
Gtd. Notes, 144A	5.875	07/15/27		50	49,939
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.500	03/13/27		20	20,090
Gtd. Notes	6.840	01/23/30		80	79,520
Gtd. Notes, EMTN	4.875	02/21/28	EUR	100	116,295
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A	7.000	09/15/28		25	25,826
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.875	05/22/30		200	207,399
Sr. Unsec’d. Notes, 144A	7.500	01/15/28		200	212,011

					1,305,392

Packaging & Containers 0.5%

Ball Corp.,
Gtd. Notes	6.000	06/15/29		75	76,852
Berry Global, Inc.,
Sr. Sec’d. Notes	1.650	01/15/27		230	222,021
Sr. Sec’d. Notes	5.800	06/15/31		50	52,914
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30		50	51,559
Sr. Sec’d. Notes, 144A	6.750	04/15/32		25	25,675
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28		25	25,335

					454,356

Pharmaceuticals 0.1%

CVS Health Corp.,
Jr. Sub. Notes	7.000(ff)	03/10/55		40	41,687

Pipelines 1.7%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	01/15/28		25	25,061
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	5.927	08/15/30		15	15,951
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)		70	71,792
Sr. Unsec’d. Notes	5.200	04/01/30		75	77,127
Sr. Unsec’d. Notes	6.100	12/01/28		40	42,118
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26		160	157,827

See Notes to Financial Statements.

PGIM Fixed Income ETFs 191

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Northwest Pipeline LLC,
Sr. Unsec’d. Notes	4.000%	04/01/27		95	$94,654
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30		210	197,911
Gtd. Notes	4.550	07/15/28		100	100,766
Gtd. Notes	5.650	11/01/28		35	36,357
Targa Resources Corp.,
Gtd. Notes	5.200	07/01/27		125	127,021
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30		90	85,658
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/30		175	182,264
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.650	07/01/26		130	129,955
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.625	06/30/30		100	100,537
Sr. Unsec’d. Notes	5.400	03/02/26		70	70,319

					1,515,318

Real Estate Investment Trusts (REITs) 1.1%

American Tower Corp.,
Sr. Unsec’d. Notes	3.600	01/15/28		70	69,067
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.900	03/15/27		95	94,457
Crown Castle, Inc.,
Sr. Unsec’d. Notes	4.800	09/01/28		90	91,032
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	5.875	10/01/28		75	74,906
Realty Income Corp.,
Sr. Unsec’d. Notes	4.700	12/15/28		75	76,276
Sr. Unsec’d. Notes	4.750	02/15/29		160	163,060
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	07/15/26		25	24,621
Sr. Unsec’d. Notes, 144A	6.500	10/15/30		25	25,899
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28		75	70,975
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	10.500	02/15/28		57	59,975
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	5.750	02/01/27		200	202,643

					952,911

Retail 0.6%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.875	01/15/28		25	24,336
AutoNation, Inc.,
Sr. Unsec’d. Notes	1.950	08/01/28		200	187,106
Carvana Co.,
Sr. Sec’d. Notes, 144A	9.000	06/01/30		75	78,347
Sr. Sec’d. Notes, 144A	9.000	06/01/31		54	60,710
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	11.000	11/30/28	EUR	100	129,092

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625%	02/01/29		50	$46,873
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		25	24,971

					551,435

Semiconductors 0.5%

Broadcom, Inc.,
Sr. Unsec’d. Notes	4.600	07/15/30		360	363,528
Sr. Unsec’d. Notes	5.050	07/12/29		89	91,496

					455,024

Shipbuilding 0.2%

Huntington Ingalls Industries, Inc.,
Gtd. Notes	4.200	05/01/30		140	138,158

Software 0.2%

CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31		40	39,602
Gtd. Notes, 144A	9.250	06/01/30		15	15,051
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28		60	61,861
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27		50	50,013

					166,527

Telecommunications 1.0%

EchoStar Corp.,
Sr. Sec’d. Notes	10.750	11/30/29		150	161,473
Frontier Communications Holdings LLC,
Sec’d. Notes, 144A	6.750	05/01/29		100	100,977
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	7.000	03/31/34		60	60,390
NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A	4.567	07/16/27		200	201,179
Rogers Communications, Inc. (Canada),
Gtd. Notes	5.000	02/15/29		130	132,619
T-Mobile USA, Inc.,
Gtd. Notes	3.750	04/15/27		115	114,236
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes	4.000	01/31/29	GBP	100	127,064

					897,938

Transportation 0.2%

Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30		155	153,286

Trucking & Leasing 0.1%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26		75	75,581

TOTAL CORPORATE BONDS
(cost $21,676,170)					22,060,971

See Notes to Financial Statements.

PGIM Fixed Income ETFs 193

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.9%
BRAVO Residential Funding Trust,
Series 2025-NQM02, Class A1, 144A	5.678%(cc)	11/25/64		181	$183,117
COLT Mortgage Loan Trust,
Series 2025-INV02, Class A1, 144A	5.601(cc)	02/25/70		92	92,878
Connecticut Avenue Securities Trust,
Series 2022-R04, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	7.448(c)	03/25/42		100	102,934
Series 2022-R07, Class 1B1, 144A, 30 Day Average SOFR + 6.800% (Cap N/A, Floor 0.000%)	11.150(c)	06/25/42		100	109,687
Series 2023-R01, Class 1M1, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	6.750(c)	12/25/42		63	64,301
EFMT,
Series 2025-INV03, Class A1, 144A	5.444(cc)	07/25/70		298	300,035
Series 2025-NQM02, Class A1, 144A	5.596(cc)	06/25/70		191	193,416
Fannie Mae REMIC,
Series 2025-53, Class FA, 30 Day Average SOFR + 1.930% (Cap 6.000%, Floor 1.930%)	6.000(c)	07/25/55		221	223,729
Freddie Mac REMIC,
Series 5560, Class FA, 30 Day Average SOFR + 1.930% (Cap 6.000%, Floor 1.930%)	6.000(c)	06/25/55		170	172,638
Legacy Mortgage Asset Trust,
Series 2025-PR01, Class A1, 144A	6.000(cc)	01/25/61		289	289,192
Lugo Funding DAC (Spain),
Series 2024-01A, Class B, 144A, 3 Month EURIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.526(c)	05/26/66	EUR	100	116,351
Morgan Stanley Residential Mortgage Loan Trust,
Series 2025-NQM02, Class A1, 144A	5.627(cc)	01/25/70		189	190,637
OBX Trust,
Series 2025-NQM10, Class A1, 144A	5.453(cc)	05/25/65		98	99,479
Series 2025-NQM11, Class A1, 144A	5.418(cc)	05/25/65		196	197,335
Series 2025-NQM13, Class A1, 144A	5.441(cc)	05/25/65		298	300,252
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.848(c)	05/25/33		351	355,001
PRPM LLC,
Series 2025-RCF02, Class A1, 144A	4.000(cc)	10/25/64		178	174,485
Roc Mortgage Trust,
Series 2025-RTL01, Class A1, 144A	5.625(cc)	02/25/40		200	200,590

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $3,328,273)					3,366,057

SOVEREIGN BONDS 1.9%
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	100	117,291
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		200	201,660
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, EMTN	3.875	02/16/26		200	197,000
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	4.875	01/30/32	EUR	150	161,996
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	100	114,182
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes	7.625	11/21/25		200	199,932
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes, 144A	4.750	06/15/26		200	199,937
Romanian Government International Bond (Romania),
Bonds, 144A	6.625	05/16/36		170	169,915
Sr. Unsec’d. Notes, 144A	5.750	09/16/30		90	90,789
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	100	116,844
Sr. Unsec’d. Notes, 144A	3.125	05/15/27	EUR	100	116,844

TOTAL SOVEREIGN BONDS
(cost $1,618,634)					1,686,390

U.S. GOVERNMENT AGENCY OBLIGATIONS 12.4%
Federal Home Loan Mortgage Corp.	2.500	04/01/51		38	32,028
Federal Home Loan Mortgage Corp.	3.000	07/01/46		71	65,063

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	3.000%	02/01/52	94	$81,740
Federal Home Loan Mortgage Corp.	3.500	10/01/45	186	174,480
Federal Home Loan Mortgage Corp.	3.500	09/01/46	416	389,716
Federal Home Loan Mortgage Corp.	3.500	05/01/52	251	226,944
Federal Home Loan Mortgage Corp.	4.000	05/01/52	58	54,677
Federal Home Loan Mortgage Corp.	5.500	08/01/52	70	71,005
Federal Home Loan Mortgage Corp.	5.500	10/01/52	121	122,556
Federal Home Loan Mortgage Corp.	5.500	11/01/52	211	213,957
Federal Home Loan Mortgage Corp.	5.500	01/01/55	1,349	1,356,627
Federal Home Loan Mortgage Corp.	6.000	04/01/53	204	209,559
Federal National Mortgage Assoc.	1.500	03/01/36	151	135,468
Federal National Mortgage Assoc.	2.000	TBA	500	397,063
Federal National Mortgage Assoc.	2.000	02/01/36	632	580,983
Federal National Mortgage Assoc.	2.500	TBA	250	207,525
Federal National Mortgage Assoc.	2.500	09/01/50	163	136,330
Federal National Mortgage Assoc.	2.500	06/01/51	178	149,021
Federal National Mortgage Assoc.	2.500	10/01/51	233	194,143
Federal National Mortgage Assoc.	3.000	10/01/44	222	202,873
Federal National Mortgage Assoc.	3.000	06/01/51	467	406,864
Federal National Mortgage Assoc.	3.500	02/01/52	409	372,326
Federal National Mortgage Assoc.	4.000	05/01/52	137	128,479
Federal National Mortgage Assoc.	4.000	06/01/52	100	93,059
Federal National Mortgage Assoc.	4.500	06/01/52	221	212,998
Federal National Mortgage Assoc.	5.000	TBA	500	492,712
Federal National Mortgage Assoc.	5.500	10/01/52	610	615,788
Federal National Mortgage Assoc.	5.500	07/01/55	473	476,036
Federal National Mortgage Assoc.	6.000	TBA	500	510,782
Government National Mortgage Assoc.	2.000	09/20/50	292	239,605
Government National Mortgage Assoc.	2.000	03/20/51	251	205,828
Government National Mortgage Assoc.	3.000	11/20/51	112	99,031
Government National Mortgage Assoc.	3.500	03/20/52	166	151,472
Government National Mortgage Assoc.	4.000	01/20/50	220	207,958
Government National Mortgage Assoc.	4.500	08/20/52	99	96,058
Government National Mortgage Assoc.	5.500	08/20/54	486	489,870
Government National Mortgage Assoc.	5.500	10/20/54	508	512,087
Government National Mortgage Assoc.	6.500	TBA	500	514,443

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $10,704,600)				10,827,154

U.S. TREASURY OBLIGATIONS 26.8%
U.S. Treasury Notes	0.500	04/30/27	3,175	3,014,017
U.S. Treasury Notes(k)	0.750	05/31/26	2,575	2,514,347
U.S. Treasury Notes	0.875	09/30/26	55	53,288
U.S. Treasury Notes	1.250	11/30/26	5,200	5,040,750
U.S. Treasury Notes(k)	1.250	12/31/26	7,810	7,556,785
U.S. Treasury Notes	2.000	11/15/26	4,440	4,346,691
U.S. Treasury Notes(k)	4.125	02/28/27	960	965,512

TOTAL U.S. TREASURY OBLIGATIONS
(cost $23,418,134)				23,491,390

			Shares

AFFILIATED EXCHANGE-TRADED FUND 4.9%
PGIM AAA CLO ETF
(cost $4,285,131)(wa)			83,587	4,306,820

TOTAL LONG-TERM INVESTMENTS
(cost $88,319,775)				89,684,430

See Notes to Financial Statements.

PGIM Fixed Income ETFs 195

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

SHORT-TERM INVESTMENTS 1.6%

AFFILIATED MUTUAL FUND 1.6%
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $ 1,427,206)(wa)	1,427,206	$1,427,206

OPTIONS PURCHASED*~ 0.0% (cost $ 3,305)		1,390

TOTAL SHORT-TERM INVESTMENTS (cost $ 1,430,511)		1,428,596

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 104.0% (cost $ 89,750,286)		91,113,026

OPTIONS WRITTEN*~ (0.0)% (premiums received $ 12,756)		(8,942)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 104.0% (cost $ 89,737,530)		91,104,084
Liabilities in excess of other assets(z) (4.0)%		(3,532,930)

NET ASSETS 100.0%		$87,571,154

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
3 Month SOFR	Call	09/12/25	$96.13	2	5	$25
3 Month SOFR	Call	12/12/25	$99.75	2	5	13

Total Exchange Traded (cost $ 120)						$38

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2-Year 30 CMS Curve CAP	Call	BOA	05/13/26	1.30%	—		323	$12
2-Year 30 CMS Curve CAP	Call	CITI	05/13/26	1.30%	—		645	24
Currency Option EUR vs PLN	Call	MSI	09/18/25	4.75	—	EUR	44	—
Currency Option EUR vs TRY	Call	JPM	09/04/25	99.00	—	EUR	88	—
Currency Option EUR vs TRY	Call	JPM	09/11/25	99.00	—	EUR	155	10
Currency Option EUR vs TRY	Call	JPM	09/25/25	99.00	—	EUR	89	38
Currency Option USD vs BRL	Call	MSI	09/11/25	6.50	—		51	—
Currency Option USD vs CLP	Call	MSI	09/24/25	1,200.00	—		52	—
Currency Option USD vs CNH	Call	DB	09/24/25	7.95	—		586	—
Currency Option USD vs COP	Call	GSI	09/09/25	5,000.00	—		36	—
Currency Option USD vs JPY	Call	CITI	09/11/25	160.00	—		51	—
Currency Option USD vs KRW	Call	JPM	09/25/25	1,750.00	—		137	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs TRY	Call	JPM	09/10/25	99.00	—	26	$2
Currency Option USD vs TRY	Call	JPM	09/12/25	99.00	—	77	10
Currency Option USD vs TRY	Call	JPM	09/19/25	99.00	—	51	25
Currency Option USD vs TWD	Call	JPM	09/25/25	33.00	—	52	3
Currency Option USD vs INR	Put	JPM	01/08/26	75.00	—	185	1
Currency Option USD vs JPY	Put	MSI	09/11/25	130.00	—	77	—
Currency Option USD vs JPY	Put	CITI	09/18/25	130.00	—	77	1
Currency Option USD vs KRW	Put	JPM	09/25/25	1,331.00	—	137	63
Currency Option USD vs TWD	Put	MSI	11/12/25	22.00	—	107	1
Currency Option USD vs TWD	Put	MSI	11/19/25	23.00	—	51	1
Currency Option USD vs TWD	Put	MSI	11/21/25	20.00	—	26	—

Total OTC Traded (cost $2,764)							$191

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 09/22/26	Call	CITI	09/19/25	3.45%	3.45%(A)	1 Day SOFR(A)/ 4.340%	6,732	$1,161

(cost $421)
Total Options Purchased (cost $3,305)								$1,390

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
3 Month SOFR	Call	09/12/25	$96.19	2	5	$(13)
3 Month SOFR	Call	12/12/25	$99.25	1	3	(6)

Total Exchange Traded (premiums received $52)						$(19)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs PLN	Call	MSI	09/18/25	4.25	—	EUR	44	$(337)
Currency Option EUR vs TRY	Call	JPM	09/04/25	50.50	—	EUR	88	(72)
Currency Option EUR vs TRY	Call	JPM	09/11/25	50.80	—	EUR	155	(478)
Currency Option EUR vs TRY	Call	JPM	09/25/25	51.00	—	EUR	89	(776)
Currency Option USD vs BRL	Call	MSI	09/11/25	5.55	—		51	(145)
Currency Option USD vs CLP	Call	MSI	09/24/25	980.00	—		52	(417)
Currency Option USD vs COP	Call	GSI	09/09/25	4,100.00	—		36	(122)
Currency Option USD vs JPY	Call	CITI	09/11/25	145.00	—		51	(763)
Currency Option USD vs KRW	Call	JPM	09/25/25	1,385.00	—		137	(1,303)
Currency Option USD vs TRY	Call	JPM	09/10/25	43.00	—		26	(49)
Currency Option USD vs TRY	Call	JPM	09/12/25	42.60	—		77	(226)
Currency Option USD vs TRY	Call	JPM	09/19/25	43.00	—		51	(242)
Currency Option USD vs TWD	Call	JPM	09/25/25	30.25	—		52	(624)
Currency Option USD vs JPY	Put	MSI	09/11/25	146.60	—		77	(498)
Currency Option USD vs JPY	Put	CITI	09/18/25	148.00	—		77	(1,064)
Currency Option USD vs TWD	Put	MSI	11/12/25	29.25	—		107	(407)
Currency Option USD vs TWD	Put	MSI	11/19/25	29.50	—		51	(295)
Currency Option USD vs TWD	Put	MSI	11/21/25	29.50	—		26	(157)

Total OTC Traded (premiums received $12,704)								$(7,975)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 197

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 09/22/26	Call	CITI	09/19/25	3.42%	1 Day SOFR(A)/ 4.340%	3.42%(A)	6,732	$(948)

(premiums received $0)
Total Options Written (premiums received $12,756)								$(8,942)

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
145	2 Year U.S. Treasury Notes	Dec. 2025	$30,238,164	$42,747
18	20 Year U.S. Treasury Bonds	Dec. 2025	2,056,500	8,552

				51,299

Short Positions:
2	30 Day Federal Funds	Sep. 2025	797,314	18
15	5 Year U.S. Treasury Notes	Dec. 2025	1,642,031	(5,995)
2	5 Year Euro-Bobl	Sep. 2025	274,833	1,281
1	10 Year U.K. Gilt	Dec. 2025	122,347	(148)
5	10 Year U.S. Ultra Treasury Notes	Dec. 2025	572,031	(3,222)
10	10 Year U.S. Treasury Notes	Dec. 2025	1,125,000	(3,295)
18	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	2,098,125	(1,574)
1	Euro Schatz Index	Dec. 2025	125,373	(7)

				(12,942)

				$38,357

Forward foreign currency exchange contracts outstanding at August 31, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 09/03/25	GSI	BRL	1,009	$179,371	$186,038	$ 6,667	$—
Expiring 10/02/25	GSI	BRL	1,009	184,057	184,651	594	—
Chilean Peso,
Expiring 09/17/25	BARC	CLP	23,108	25,000	23,902	—	(1,098)
Expiring 09/17/25	DB	CLP	26,941	29,000	27,867	—	(1,133)
Chinese Renminbi,
Expiring 09/17/25	CITI	CNH	471	66,000	66,194	194	—
Expiring 09/17/25	CITI	CNH	337	47,000	47,415	415	—
Expiring 09/17/25	DB	CNH	228	32,000	32,027	27	—
Expiring 09/17/25	GSI	CNH	330	46,000	46,400	400	—
Expiring 09/17/25	JPM	CNH	843	118,000	118,531	531	—
Expiring 09/17/25	JPM	CNH	650	91,000	91,441	441	—
Expiring 09/17/25	JPM	CNH	337	47,000	47,370	370	—
Colombian Peso,
Expiring 09/17/25	CITI	COP	278,843	69,000	69,288	288	—
Expiring 09/17/25	CITI	COP	131,270	31,678	32,618	940	—
Euro,
Expiring 10/22/25	MSI	EUR	168	195,740	197,411	1,671	—
Hungarian Forint,
Expiring 10/22/25	BARC	HUF	8,808	26,000	25,917	—	(83)
Expiring 10/22/25	BARC	HUF	8,333	24,162	24,520	358	—
Indian Rupee,
Expiring 09/17/25	BOA	INR	8,572	97,715	97,089	—	(626)
Expiring 09/17/25	BOA	INR	2,451	28,000	27,755	—	(245)
Expiring 09/17/25	CITI	INR	18,436	213,929	208,795	—	(5,134)
Expiring 09/17/25	CITI	INR	3,885	44,416	43,999	—	(417)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Forward foreign currency exchange contracts outstanding at August 31, 2025 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 09/17/25	DB	INR	7,440	$86,000	$84,263	$—	$(1,737)
Expiring 09/17/25	DB	INR	4,224	48,162	47,838	—	(324)
Expiring 09/17/25	MSI	INR	13,763	157,000	155,880	—	(1,120)
Expiring 09/17/25	MSI	INR	8,048	91,706	91,152	—	(554)
Expiring 09/17/25	MSI	INR	2,276	26,000	25,782	—	(218)
Indonesian Rupiah,
Expiring 09/17/25	CITI	IDR	182,045	11,000	11,058	58	—
Expiring 09/17/25	HSBC	IDR	4,968,755	304,262	301,817	—	(2,445)
Expiring 09/17/25	HSBC	IDR	1,484,256	91,000	90,158	—	(842)
Expiring 09/17/25	HSBC	IDR	822,350	51,000	49,952	—	(1,048)
Japanese Yen,
Expiring 10/22/25	MSI	JPY	18,679	126,748	127,854	1,106	—
Mexican Peso,
Expiring 09/17/25	HSBC	MXN	2,152	110,770	115,109	4,339	—
New Taiwanese Dollar,
Expiring 09/17/25	BOA	TWD	1,880	63,000	61,624	—	(1,376)
Expiring 09/17/25	CITI	TWD	2,384	80,000	78,135	—	(1,865)
Expiring 09/17/25	CITI	TWD	1,816	61,000	59,522	—	(1,478)
Expiring 09/17/25	CITI	TWD	885	29,000	28,992	—	(8)
Expiring 09/17/25	JPM	TWD	1,068	35,000	35,006	6	—
Expiring 09/17/25	MSI	TWD	1,909	64,000	62,575	—	(1,425)
Expiring 09/17/25	MSI	TWD	1,647	55,000	53,990	—	(1,010)
Expiring 09/17/25	MSI	TWD	1,238	41,000	40,583	—	(417)
Expiring 09/17/25	MSI	TWD	809	28,000	26,502	—	(1,498)
Peruvian Nuevo Sol,
Expiring 09/17/25	CITI	PEN	149	41,400	42,235	835	—
Expiring 09/17/25	CITI	PEN	143	40,120	40,507	387	—
Expiring 09/17/25	CITI	PEN	143	40,120	40,335	215	—
Expiring 09/17/25	CITI	PEN	109	30,320	30,718	398	—
Expiring 09/17/25	CITI	PEN	60	16,800	16,975	175	—
Expiring 09/17/25	CITI	PEN	57	15,939	16,266	327	—
Expiring 09/17/25	CITI	PEN	54	15,102	15,297	195	—
Expiring 09/17/25	DB	PEN	135	37,760	38,074	314	—
Expiring 09/17/25	MSI	PEN	200	54,901	56,662	1,761	—
Philippine Peso,
Expiring 09/17/25	BOA	PHP	1,841	32,130	32,203	73	—
Expiring 09/17/25	BOA	PHP	1,466	25,500	25,650	150	—
Expiring 09/17/25	CITI	PHP	2,458	43,000	43,002	2	—
Expiring 09/17/25	CITI	PHP	2,453	43,000	42,908	—	(92)
Expiring 09/17/25	HSBC	PHP	9,619	171,898	168,283	—	(3,615)
Expiring 09/17/25	HSBC	PHP	2,560	44,370	44,782	412	—
South African Rand,
Expiring 09/17/25	BARC	ZAR	1,742	97,730	98,660	930	—
South Korean Won,
Expiring 09/17/25	CITI	KRW	297,468	219,000	214,299	—	(4,701)
Expiring 09/17/25	MSI	KRW	153,163	111,000	110,341	—	(659)
Thai Baht,
Expiring 09/17/25	CITI	THB	816	25,000	25,216	216	—
Expiring 09/17/25	HSBC	THB	2,156	67,000	66,658	—	(342)
Expiring 09/17/25	HSBC	THB	2,151	67,000	66,492	—	(508)

				$4,393,806	$4,382,583	24,795	(36,018)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 199

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Forward foreign currency exchange contracts outstanding at August 31, 2025 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 09/03/25	GSI	BRL	1,009	$185,391	$186,038	$—	$(647)
British Pound,
Expiring 10/22/25	TD	GBP	70	93,768	94,571	—	(803)
Chinese Renminbi,
Expiring 09/17/25	BARC	CNH	723	101,000	101,751	—	(751)
Expiring 09/17/25	BOA	CNH	1,107	154,000	155,669	—	(1,669)
Expiring 09/17/25	HSBC	CNH	3,216	451,097	452,335	—	(1,238)
Expiring 09/17/25	HSBC	CNH	1,078	151,000	151,595	—	(595)
Expiring 09/17/25	HSBC	CNH	1,025	143,000	144,135	—	(1,135)
Expiring 09/17/25	JPM	CNH	251	35,000	35,257	—	(257)
Colombian Peso,
Expiring 09/17/25	CITI	COP	315,611	75,000	78,424	—	(3,424)
Expiring 09/17/25	CITI	COP	141,615	35,000	35,189	—	(189)
Expiring 09/17/25	TD	COP	141,029	35,000	35,043	—	(43)
Czech Koruna,
Expiring 10/22/25	BARC	CZK	1,021	48,369	48,920	—	(551)
Euro,
Expiring 10/22/25	BARC	EUR	1,099	1,284,523	1,289,649	—	(5,126)
Expiring 10/22/25	BARC	EUR	1,099	1,287,540	1,289,648	—	(2,108)
Expiring 10/22/25	CITI	EUR	96	112,227	112,812	—	(585)
Expiring 10/22/25	CITI	EUR	59	68,000	68,886	—	(886)
Expiring 10/22/25	DB	EUR	819	963,793	960,863	2,930	—
Expiring 10/22/25	JPM	EUR	1,077	1,267,899	1,264,153	3,746	—
Indian Rupee,
Expiring 09/17/25	JPM	INR	10,888	125,000	123,309	1,691	—
Indonesian Rupiah,
Expiring 09/17/25	BARC	IDR	865,612	52,920	52,580	340	—
Expiring 09/17/25	BARC	IDR	605,468	37,000	36,778	222	—
Expiring 09/17/25	BOA	IDR	576,828	35,280	35,038	242	—
Expiring 09/17/25	CITI	IDR	671,191	41,000	40,770	230	—
Expiring 09/17/25	DB	IDR	1,211,965	74,000	73,618	382	—
Expiring 09/17/25	HSBC	IDR	1,089,708	67,000	66,192	808	—
Expiring 09/17/25	HSBC	IDR	961,230	58,800	58,388	412	—
Expiring 09/17/25	HSBC	IDR	752,680	46,000	45,720	280	—
Expiring 09/17/25	HSBC	IDR	636,324	39,000	38,652	348	—
Expiring 09/17/25	MSI	IDR	667,931	41,000	40,572	428	—
Expiring 09/17/25	MSI	IDR	650,400	40,000	39,507	493	—
Mexican Peso,
Expiring 09/17/25	BOA	MXN	721	37,100	38,550	—	(1,450)
Expiring 09/17/25	DB	MXN	720	37,100	38,508	—	(1,408)
Expiring 09/17/25	DB	MXN	611	31,800	32,677	—	(877)
New Taiwanese Dollar,
Expiring 09/17/25	BARC	TWD	1,841	63,000	60,327	2,673	—
Expiring 09/17/25	CACI	TWD	7,464	253,890	244,597	9,293	—
Expiring 09/17/25	DB	TWD	1,837	63,000	60,188	2,812	—
Peruvian Nuevo Sol,
Expiring 09/17/25	CITI	PEN	282	79,000	79,664	—	(664)
Singapore Dollar,
Expiring 09/17/25	BOA	SGD	174	136,000	135,457	543	—
Expiring 09/17/25	BOA	SGD	56	44,000	44,087	—	(87)
Expiring 09/17/25	CITI	SGD	41	32,000	32,158	—	(158)
Expiring 09/17/25	GSI	SGD	223	174,870	174,364	506	—
Expiring 09/17/25	JPM	SGD	204	159,500	159,148	352	—
Expiring 09/17/25	JPM	SGD	174	136,000	135,429	571	—
Expiring 09/17/25	MSI	SGD	111	86,130	86,470	—	(340)
South African Rand,
Expiring 09/17/25	GSI	ZAR	616	34,000	34,866	—	(866)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Forward foreign currency exchange contracts outstanding at August 31, 2025 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won,
Expiring 09/17/25	HSBC	KRW	427,956	$314,188	$308,304	$5,884	$—
Thai Baht,
Expiring 09/17/25	CITI	THB	1,624	50,000	50,190	—	(190)
Expiring 09/17/25	CITI	THB	944	29,000	29,185	—	(185)
Expiring 09/17/25	HSBC	THB	8,566	263,921	264,776	—	(855)
Expiring 09/17/25	HSBC	THB	1,843	57,000	56,978	22	—
Expiring 09/17/25	HSBC	THB	1,422	44,000	43,948	52	—
Expiring 09/17/25	JPM	THB	1,007	31,000	31,135	—	(135)

				$9,305,106	$9,297,068	35,260	(27,222)

						$60,055	$(63,240)

Credit default swap agreements outstanding at August 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at August 31, 2025(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):

Bank of America Corp.	12/20/25	1.000%		380	0.227%	$1,679	$937	$742	CITI
Bank of America Corp.	12/20/25	1.000%(Q)		40	0.227%	177	87	90	GSI
Citigroup, Inc.	12/20/25	1.000%(Q)		40	0.237%	175	88	87	GSI
Hellenic Republic	06/20/27	1.000%(Q)		15	0.174%	249	189	60	BARC
Hellenic Republic	12/20/27	1.000%(Q)		10	0.225%	193	146	47	BARC
Kingdom of Norway	12/20/25	—%(Q)		140	0.038%	(16)	(44)	28	BARC
Morgan Stanley	12/20/25	1.000%(Q)		40	0.219%	178	87	91	GSI
Petroleos Mexicanos	03/23/26	4.100%(Q)		100	*	1,096	—	1,096	GSI
Petroleos Mexicanos	05/07/26	4.750%(Q)		220	*	4,513	(48)	4,561	GSI
Republic of France	06/20/35	0.250%		30	0.697%	(1,067)	(1,038)	(29)	BARC
Republic of Ivory Coast	06/20/27	1.000%(Q)		50	2.244%	(971)	(1,381)	410	MSI
SoftBank Group Corp.	06/20/26	1.000%(Q)		65	1.013%	125	(358)	483	GSI
U.S. Treasury Notes	12/20/25	0.250%(Q)	EUR	80	0.126%	84	(146)	230	BARC
UnitedHealth Group, Inc.	06/20/26	1.000%(Q)		40	0.195%	339	232	107	GSI

						$6,754	$(1,249)	$8,003

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2025(4)	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.IG.44.V1	06/20/30	1.000%(Q)	8,510	0.509%	$161,319	$201,019	$39,700

See Notes to Financial Statements.

PGIM Fixed Income ETFs 201

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Credit default swap agreements outstanding at August 31, 2025 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at August 31, 2025:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
2,220	05/17/26	4.669%(A)	1 Day SOFR(1)(A)/ 4.340%	$—	$(13,144)	$(13,144)
180	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 4.340%	12	(2,108)	(2,120)
2,890	05/13/27	4.497%(A)	1 Day SOFR(2)(A)/ 4.340%	610	49,277	48,667
1,800	05/13/29	4.253%(A)	1 Day SOFR(1)(A)/ 4.340%	(1,417)	(59,173)	(57,756)
470	12/20/44	3.995%(A)	1 Day SOFR(2)(A)/ 4.340%	—	(5,705)	(5,705)
115	12/16/49	3.805%(A)	1 Day SOFR(2)(A)/ 4.340%	(808)	(5,684)	(4,876)
233	11/15/52	3.927%(A)	1 Day SOFR(1)(A)/ 4.340%	—	6,858	6,858
60	05/11/54	1.350%(A)	1 Day SOFR(1)(A)/ 4.340%	26,146	28,499	2,353
655	12/14/54	3.136%(A)	1 Day SOFR(1)(A)/ 4.340%	9,409	23,799	14,390
105	12/16/54	3.719%(A)	1 Day SOFR(1)(A)/ 4.340%	795	7,003	6,208
360	12/20/54	3.825%(A)	1 Day SOFR(1)(A)/ 4.340%	—	17,142	17,142
955	01/15/55	4.130%(A)	1 Day SOFR(1)(A)/ 4.340%	(17,198)	(6,859)	10,339

				$17,549	$39,905	$22,356

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,766	$(3,015)	$8,032	$(29)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$574,356
JPS	—	228,348

Total	$—	$802,704

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$925,928	$—
Collateralized Loan Obligations	—	12,633,457	—
Consumer Loans	—	670,746	—
Equipment	—	100,919	—
Home Equity Loans	—	2,658,337	—
Other	—	532,300	—
Residential Mortgage-Backed Securities	—	192,145	—
Commercial Mortgage-Backed Securities	—	6,231,816	—
Corporate Bonds	—	22,060,971	—
Residential Mortgage-Backed Securities	—	3,366,057	—
Sovereign Bonds	—	1,686,390	—
U.S. Government Agency Obligations	—	10,827,154	—
U.S. Treasury Obligations	—	23,491,390	—
Affiliated Exchange-Traded Fund	4,306,820	—	—
Short-Term Investments
Affiliated Mutual Fund	1,427,206	—	—
Options Purchased	38	1,352	—

Total	$5,734,064	$85,378,962	$—

Liabilities
Options Written	$(19)	$(8,923)	$—

Other Financial Instruments*
Assets
Futures Contracts	$52,598	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	60,055	—
Centrally Cleared Credit Default Swap Agreement	—	39,700	—
OTC Credit Default Swap Agreements	—	8,808	—
Centrally Cleared Interest Rate Swap Agreements	—	105,957	—

Total	$52,598	$214,520	$—

Liabilities
Futures Contracts	$(14,241)	$—	$—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 203

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$(63,240)	$—
OTC Credit Default Swap Agreements	—	(2,054)	—
Centrally Cleared Interest Rate Swap Agreements	—	(83,601)	—

Total	$(14,241)	$(148,895)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

U.S. Treasury Obligations	26.8%
Collateralized Loan Obligations	14.4
U.S. Government Agency Obligations	12.4
Commercial Mortgage-Backed Securities	7.1
Banks	5.5
Affiliated Exchange-Traded Fund	4.9
Residential Mortgage-Backed Securities	4.1
Home Equity Loans	3.0
Sovereign Bonds	1.9
Pipelines	1.7
Affiliated Mutual Fund	1.6
Oil & Gas	1.5
Electric	1.4
Auto Manufacturers	1.2
Foods	1.1
Real Estate Investment Trusts (REITs)	1.1
Automobiles	1.1
Telecommunications	1.0
Agriculture	0.9
Diversified Financial Services	0.9
Aerospace & Defense	0.8
Consumer Loans	0.8
Retail	0.6
Leisure Time	0.6
Other	0.6
Semiconductors	0.5
Packaging & Containers	0.5
Home Builders	0.5
Chemicals	0.4
Media	0.4
Airlines	0.4
Auto Parts & Equipment	0.3
Engineering & Construction	0.3
Lodging	0.3

Entertainment	0.3%
Building Materials	0.3
Beverages	0.3
Commercial Services	0.3
Holding Companies-Diversified	0.3
Computers	0.2
Mining	0.2
Software	0.2
Transportation	0.2
Shipbuilding	0.2
Healthcare-Services	0.1
Insurance	0.1
Multi-National	0.1
Equipment	0.1
Healthcare-Products	0.1
Trucking & Leasing	0.1
Apparel	0.1
Machinery-Diversified	0.1
Pharmaceuticals	0.1
Gas	0.0	*
Coal	0.0	*
Housewares	0.0	*
Home Furnishings	0.0	*
Options Purchased	0.0	*

	104.0
Options Written	(0.0	)*
Liabilities in excess of other assets	(4.0)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$39,700	*	—	$—

Credit contracts	Premiums paid for OTC swap agreements	1,766		Premiums received for OTC swap agreements	3,015

Credit contracts	Unrealized appreciation on OTC swap agreements	8,032		Unrealized depreciation on OTC swap agreements	29

Foreign exchange contracts	Unaffiliated investments	155		Options written outstanding, at value	7,975

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	60,055		Unrealized depreciation on OTC forward foreign currency exchange contracts	63,240

Interest rate contracts	Due from/to broker-variation margin futures	52,598	*	Due from/to broker-variation margin futures	14,241	*

Interest rate contracts	Due from/to broker-variation margin swaps	105,957	*	Due from/to broker-variation margin swaps	83,601	*

Interest rate contracts	Unaffiliated investments	1,235		Options written outstanding, at value	967

		$269,498			$173,068

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$44,785
Foreign exchange contracts	—	—	—	(333,187)	—
Interest rate contracts	(6,384)	36,905	(60,443)	—	(29,117)

Total	$(6,384)	$36,905	$(60,443)	$(333,187)	$15,668

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$30,839
Foreign exchange contracts	(1,891)	4,729	—	37,891	—
Interest rate contracts	(24)	(915)	20,125	—	48,069

Total	$(1,915)	$3,814	$20,125	$37,891	$78,908

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Purchased (1)	$ 1,203
Options Written (2)	3,589,459
Futures Contracts - Long Positions (2)	24,659,139
Futures Contracts - Short Positions (2)	6,278,330
Forward Foreign Currency Exchange Contracts - Purchased (3)	2,756,953

See Notes to Financial Statements.

PGIM Fixed Income ETFs 205

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Derivative Contract Type	Average Volume of Derivative Activities*
Forward Foreign Currency Exchange Contracts - Sold (3)	$7,199,849
Cross Currency Exchange Contracts (4)	11,062
Interest Rate Swap Agreements (2)	16,811,800
Credit Default Swap Agreements - Buy Protection (2)	49,412
Credit Default Swap Agreements - Sell Protection (2)	8,494,066

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$5,223	$(10,974)	$(5,751)	$—	$(5,751)
BOA	1,020	(5,453)	(4,433)	—	(4,433)
CACI	9,293	—	9,293	—	9,293
CITI	7,740	(22,751)	(15,011)	—	(15,011)
DB	6,465	(5,479)	986	—	986
GSI	15,176	(2,041)	13,135	—	13,135
HSBC	12,557	(12,623)	(66)	—	(66)
JPM	7,860	(4,162)	3,698	—	3,698
MSI	5,871	(10,878)	(5,007)	—	(5,007)
TD	—	(846)	(846)	—	(846)

	$71,205	$(75,207)	$(4,002)	$—	$(4,002)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $84,037,949)	$85,379,000
Affiliated investments (cost $5,712,337)	5,734,026
Foreign currency, at value (cost $2,670)	2,708
Receivable for investments sold	1,129,039
Dividends and interest receivable	550,828
Unrealized appreciation on OTC forward foreign currency exchange contracts	60,055
Due from broker—variation margin swaps	16,701
Due from broker—variation margin futures	13,007
Unrealized appreciation on OTC swap agreements	8,032
Tax reclaim receivable	7,351
Premiums paid for OTC swap agreements	1,766

Total Assets	92,902,513

Liabilities

Payable for investments purchased	5,227,944
Unrealized depreciation on OTC forward foreign currency exchange contracts	63,240
Management fee payable	28,189
Options written outstanding, at value (premiums received $12,756)	8,942
Premiums received for OTC swap agreements	3,015
Unrealized depreciation on OTC swap agreements	29

Total Liabilities	5,331,359

Net Assets	$87,571,154

Net assets were comprised of:
Common stock, at par	$1,700
Paid-in capital in excess of par	86,151,072
Total distributable earnings (loss)	1,418,382

Net assets, August 31, 2025	$87,571,154

Net asset value, offering price and redemption price per share.
($87,571,154 ÷ 1,700,000 shares of common stock issued and outstanding)	$51.51

See Notes to Financial Statements.

PGIM Fixed Income ETFs 207

PGIM Short Duration Multi-Sector Bond ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$3,196,519
Affiliated dividend income	204,522

Total income	3,401,041

Expenses
Management fee	262,788
Less: Fee waiver and/or expense reimbursement	(17,981)

Net expenses	244,807

Net investment income (loss)	3,156,234

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $19)	172,425
Affiliated net capital gain distributions received	1,411
Futures transactions	(60,443)
Forward and cross currency contract transactions	(333,187)
Options written transactions	36,905
Swap agreement transactions	15,668
Foreign currency transactions	(64,591)

(231,812)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $21,689)	753,819
Futures	20,125
Forward and cross currency contracts	37,891
Options written	3,814
Swap agreements	78,908
Foreign currencies	393

894,950

Net gain (loss) on investment and foreign currency transactions	663,138

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,819,372

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$3,156,234	$1,716,438

Net realized gain (loss) on investment and foreign currency transactions	(233,223)	1,819

Affiliated net capital gain distributions received	1,411	—

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	894,950	633,440

Net increase (decrease) in net assets resulting from operations	3,819,372	2,351,697

Dividends and Distributions

Distributions from distributable earnings	(3,026,117)	(1,836,810)

Fund share transactions

Net proceeds from shares sold (1,025,000 and 200,000 shares, respectively)	52,219,124	10,108,810

Cost of shares purchased (0 and 25,000 shares, respectively)	—	(1,262,662)

Net increase (decrease) in net assets from Fund share transactions	52,219,124	8,846,148

Total increase (decrease)	53,012,379	9,361,035

Net Assets:

Beginning of year	34,558,775	25,197,740

End of year	$87,571,154	$34,558,775

See Notes to Financial Statements.

PGIM Fixed Income ETFs 209

PGIM Short Duration Multi-Sector Bond ETF

Financial Highlights

	Year Ended August 31,		July 19, 2023(a) through August 31, 2023
	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$51.20	$50.40	$50.00
Income (loss) from investment operations:
Net investment income (loss)	2.45	2.76	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31	1.10	0.08	(c)
Total from investment operations	2.76	3.86	0.40
Less Dividends and Distributions:
Dividends from net investment income	(2.39)	(2.99)	-
Distributions from net realized gains	(0.06)	(0.07)	-
Total dividends and distributions	(2.45)	(3.06)	-
Net asset value, end of period	$51.51	$51.20	$50.40
Total Return(d):	5.54%	7.97%	0.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$87,571	$34,559	$25,198
Average net assets (000)	$65,701	$31,387	$25,087
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.37%	0.38%	0.40	%(f)
Expenses before waivers and/or expense reimbursement	0.40%	0.40%	0.40	%(f)
Net investment income (loss)	4.80%	5.47%	5.49	%(f)
Portfolio turnover rate(g)	108%	71%	78%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 99.1%

ASSET-BACKED SECURITIES 17.3%

Automobiles 1.0%

Avis Budget Rental Car Funding AESOP LLC,
Series 2023-04A, Class A, 144A	5.490%	06/20/29		1,000	$1,028,180
Series 2024-01A, Class A, 144A	5.360	06/20/30		850	877,069
Ford Credit Auto Owner Trust,
Series 2023-01, Class C, 144A	5.580	08/15/35		100	102,494
OneMain Direct Auto Receivables Trust,
Series 2023-01A, Class B, 144A	5.810	02/14/31		200	205,297
Series 2023-01A, Class C, 144A	6.140	02/14/31		100	103,389
Series 2025-01A, Class A, 144A	5.360	04/16/35		600	622,877
Series 2025-01A, Class B, 144A	5.560	10/15/35		800	829,142
Series 2025-01A, Class C, 144A	5.760	10/15/35		400	412,892
Santander Drive Auto Receivables Trust,
Series 2025-03, Class D	5.110	09/15/31		1,100	1,108,959

					5,290,299

Collateralized Loan Obligations 11.9%

AGL CLO Ltd. (United Kingdom),
Series 2022-20A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.695(c)	10/20/37		1,500	1,506,211
AlbaCore Euro CLO DAC (Ireland),
Series 02A, Class A1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	2.805(c)	06/15/34	EUR	750	873,177
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-24A, Class A1R, 144A, 3 Month SOFR + 1.430% (Cap N/A, Floor 1.430%)	5.748(c)	07/15/37		1,250	1,255,244
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.715(c)	04/20/35		500	500,911
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2019-14A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	5.747(c)	07/20/32		323	323,757
Atlas Senior Loan Fund Ltd. (United Kingdom),
Series 2024-23A, Class B, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	6.325(c)	07/20/37		1,500	1,505,448
Aurium CLO DAC (Ireland),
Series 02A, Class A1RR, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)	2.944(c)	06/22/34	EUR	1,750	2,047,331
Avoca Capital CLO Ltd. (Ireland),
Series 10A, Class B1RR, 144A, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)	3.376(c)	04/15/35	EUR	250	291,398
Avoca CLO DAC (Ireland),
Series 29A, Class BR, 144A	— (p)	10/15/38	EUR	3,650	4,270,140
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.649(c)	04/18/35		250	250,490
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	5.597(c)	10/20/31		157	157,403
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2024-03A, Class A1, 144A, 3 Month SOFR + 1.620% (Cap N/A, Floor 1.620%)	5.945(c)	04/20/37		2,000	2,008,666
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.750(c)	01/25/35		750	751,042
BlueMountain CLO Ltd. (Cayman Islands),
Series 2021-31A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	5.737(c)	04/19/34		1,000	1,001,182
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.648(c)	04/15/35		292	292,637
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.554(c)	04/17/31		42	42,161
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-06A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	6.018(c)	01/15/38		1,750	1,755,148
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.695(c)	10/20/37		3,000	3,012,439
Clover CLO LLC,
Series 2018-01A, Class A1RR, 144A, 3 Month SOFR + 1.530% (Cap N/A, Floor 1.530%)	5.855(c)	04/20/37		1,000	1,003,500
Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.665(c)	04/20/35		250	250,520
Series 2022-04A, Class A1R, 144A, 3 Month SOFR + 1.610% (Cap N/A, Floor 1.610%)	5.935(c)	04/20/37		1,000	1,004,169

See Notes to Financial Statements.

PGIM Fixed Income ETFs 211

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

CVC Cordatus Loan Fund DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	2.884%(c)	05/22/32	EUR 1,031	$1,208,021
Elevation CLO Ltd. (Cayman Islands),
Series 2021-12A, Class A1R, 144A, 3 Month SOFR + 1.620% (Cap N/A, Floor 1.620%)	5.945(c)	04/20/37	1,500	1,506,365
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1RR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.675(c)	10/20/37	2,500	2,516,250
Series 2024-05A, Class AR1, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.845(c)	04/20/37	1,000	1,004,000
Series 2025-03A, Class A, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	5.516(c)	03/22/38	2,250	2,254,869
Gallatin CLO Ltd. (Bermuda),
Series 2024-01A, Class B, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	6.275(c)	10/20/37	2,000	2,011,047
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR2, 144A, 3 Month SOFR + 1.410% (Cap N/A, Floor 1.410%)	5.729(c)	10/22/37	1,750	1,756,342
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	5.605(c)	04/26/31	37	36,522
Grosvenor Place CLO DAC (Ireland),
Series 2022-01A, Class AR, 144A, 3 Month EURIBOR + 1.600% (Cap N/A, Floor 1.600%)	3.626(c)	05/24/38	EUR 1,250	1,463,337
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 0.000%)	5.555(c)	10/20/31	525	525,401
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	5.759(c)	01/15/31	61	61,230
Series 33A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.757(c)	07/20/34	500	500,913
Madison Park Euro Funding (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)	2.826(c)	07/15/32	EUR 249	290,483
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-19A, Class AR3, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.932(c)	01/22/37	1,000	1,003,090
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	5.704(c)	07/17/34	250	250,505
Monument CLO DAC (Ireland),
Series 01A, Class A, 144A, 3 Month EURIBOR + 1.590% (Cap N/A, Floor 1.590%)	3.626(c)	05/15/37	EUR 1,500	1,760,434
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2024-16A, Class B, 144A, 3 Month SOFR + 1.800% (Cap N/A, Floor 1.800%)	6.125(c)	01/20/38	1,850	1,858,774
OFSI BSL CLO Ltd. (Cayman Islands),
Series 2024-13A, Class A1, 144A, 3 Month SOFR + 1.620% (Cap N/A, Floor 1.620%)	5.945(c)	04/20/37	2,000	2,008,490
OZLM Ltd. (Cayman Islands),
Series 2018-18A, Class A, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	5.599(c)	04/15/31	50	50,257
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	5.759(c)	10/15/34	500	500,906
Regatta Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.872(c)	04/17/37	1,500	1,506,460
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	5.737(c)	01/20/35	750	751,782
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2023-01A, Class A, 144A, 3 Month SOFR + 1.900% (Cap N/A, Floor 1.900%)	6.225(c)	01/20/36	1,000	1,002,768
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class B, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 0.262%)	6.203(c)	05/07/31	600	601,066
Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class A1, 144A, 3 Month SOFR + 1.880% (Cap N/A, Floor 1.880%)	6.205(c)	01/20/36	1,250	1,255,482
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1R, 144A, 3 Month SOFR + 1.790% (Cap N/A, Floor 1.790%)	6.115(c)	01/20/37	1,250	1,254,013
St. Paul’s CLO DAC (Ireland),
Series 10A, Class AR, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)	2.795(c)	04/22/35	EUR 749	873,286
TICP CLO Ltd. (Cayman Islands),
Series 2018-11A, Class AR, 144A, 3 Month SOFR + 1.530% (Cap N/A, Floor 1.530%)	5.848(c)	04/25/37	1,000	1,004,151
Tikehau CLO DAC (Ireland),
Series 13A, Class A, 144A, 3 Month EURIBOR + 1.190% (Cap N/A, Floor 1.190%)	3.512(c)	10/15/38	EUR 2,250	2,640,085
Tikehau US CLO Ltd. (Bermuda),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	6.518(c)	07/15/34	750	752,986
Trinitas Euro CLO DAC (Ireland),
Series 06A, Class A, 144A, 3 Month EURIBOR + 1.600% (Cap N/A, Floor 1.600%)	3.626(c)	04/15/37	EUR 1,250	1,463,275

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Warwick Capital CLO Ltd. (Cayman Islands),
Series 2024-04A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.725%(c)	07/20/37	1,550	$1,555,560
Wellfleet CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1RN, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.738(c)	07/15/37	2,000	2,008,203

				63,339,327

Consumer Loans 1.3%

Affirm Asset Securitization Trust,
Series 2024-B, Class B, 144A	4.880	09/15/29	300	300,424
Series 2024-X02, Class B, 144A	5.330	12/17/29	600	601,243
Series 2024-X02, Class C, 144A	5.620	12/17/29	600	602,161
Affirm Master Trust,
Series 2025-01A, Class A, 144A	4.990	02/15/33	1,000	1,007,654
Series 2025-02A, Class C, 144A	5.260	07/15/33	1,500	1,510,686
GreenSky Home Improvement Issuer Trust,
Series 2024-02, Class A3, 144A	5.150	10/27/59	500	509,384
GreenSky Home Improvement Trust,
Series 2024-01, Class A4, 144A	5.670	06/25/59	47	47,808
Onemain Financial Issuance Trust,
Series 2025-01A, Class C, 144A	5.200	07/14/38	500	508,055
OneMain Financial Issuance Trust,
Series 2023-01A, Class A, 144A	5.500	06/14/38	400	414,170
Series 2023-02A, Class C, 144A	6.740	09/15/36	100	103,406
Series 2023-02A, Class D, 144A	7.520	09/15/36	100	103,346
Series 2024-01A, Class A, 144A	5.790	05/14/41	300	317,797
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A	3.070	03/15/32	39	38,616
Stream Innovations Issuer Trust,
Series 2024-02A, Class A, 144A	5.210	02/15/45	379	384,592
Series 2025-01A, Class A, 144A	5.050	09/15/45	435	439,475

				6,888,817

Credit Cards 0.2%

Genesis Sales Finance Master Trust,
Series 2024-B, Class A, 144A	5.870	12/20/32	1,000	1,006,282

Home Equity Loans 2.0%

BRAVO Residential Funding Trust,
Series 2024-CES01, Class A1A, 144A	6.377(cc)	04/25/54	356	360,141
GS Mortgage-Backed Securities Trust,
Series 2024-HE02, Class A1, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.848(c)	01/25/55	308	309,356
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)	6.045(c)	03/20/54	52	52,682
Series 2025-CES02, Class A1, 144A	5.592(cc)	06/25/55	864	871,935
RCKT Mortgage Trust,
Series 2024-CES05, Class A1A, 144A	5.846(cc)	08/25/44	191	192,266
Series 2024-CES07, Class A1A, 144A	5.158(cc)	10/25/44	317	317,439
Series 2024-CES09, Class A1A, 144A	5.582(cc)	12/25/44	353	355,924
Series 2025-CES01, Class A1A, 144A	5.653(cc)	01/25/45	357	360,616
Series 2025-CES02, Class A1A, 144A	5.503(cc)	02/25/55	546	550,928
Series 2025-CES03, Class A1A, 144A	5.553(cc)	03/25/55	925	934,200
Series 2025-CES06, Class A1A, 144A	5.472(cc)	06/25/55	1,071	1,083,190
Series 2025-CES07, Class A1A, 144A	5.377(cc)	07/25/55	694	700,775
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A	7.294(cc)	10/25/63	1,225	1,244,766
Series 2024-CES01, Class A1A, 144A	5.848(cc)	01/25/64	65	65,439
Series 2024-CES02, Class A1A, 144A	6.125(cc)	02/25/64	64	64,313

See Notes to Financial Statements.

PGIM Fixed Income ETFs 213

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

Towd Point Mortgage Trust, (cont’d.)
Series 2024-CES05, Class A1, 144A	5.167%(cc)	09/25/64	397	$397,496
Series 2024-CES05, Class A2, 144A	5.202(cc)	09/25/64	400	400,121
Series 2025-CES01, Class A1, 144A	5.705(cc)	02/25/55	461	467,149
Series 2025-CES02, Class A1, 144A	5.348(cc)	07/25/65	586	589,675
Series 2025-CES03, Class A1A, 144A	5.278(cc)	08/25/65	800	799,793
Series 2025-CRM01, Class A1, 144A	5.799(cc)	01/25/65	447	451,754

				10,569,958

Other 0.8%

Capital Street Master Trust,
Series 2024-01, Class A, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.693(c)	10/16/28	300	299,875
GoodLeap Home Improvement Solutions Trust,
Series 2025-02A, Class A, 144A	5.320	06/20/49	1,010	1,024,763
GoodLeap Sustainable Home Solutions Trust,
Series 2023-04C, Class A, 144A	6.480	03/20/57	167	164,365
Series 2024-01GS, Class A, 144A	6.250	06/20/57	269	263,889
Invitation Homes Trust,
Series 2024-SFR01, Class C, 144A	4.250	09/17/41	500	486,481
OBX Trust,
Series 2025-HE01, Class A1, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	5.948(c)	02/25/55	727	730,640
Tesla Sustainable Energy Trust,
Series 2024-01A, Class A2, 144A	5.080	06/21/50	448	451,415
Tricon Residential Trust,
Series 2025-SFR01, Class A, 144A, 1 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.463(c)	03/17/42	697	698,959

				4,120,387

Student Loan 0.1%

SMB Private Education Loan Trust,
Series 2024-E, Class A1A, 144A	5.090	10/16/56	347	353,614

TOTAL ASSET-BACKED SECURITIES (cost $89,863,109)				91,568,684

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.6%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A1, 144A	1.075	10/15/54	154	151,391
ARES Trust,
Series 2025-IND03, Class A, 144A, 1 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.863(c)	04/15/42	410	410,384
BANK,
Series 2020-BN30, Class A3	1.650	12/15/53	1,950	1,715,960
Series 2021-BN38, Class A4	2.275	12/15/64	250	217,982
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO	0.726(cc)	02/15/50	8,410	58,464
BANK5,
Series 2023-05YR04, Class A3	6.500	12/15/56	1,039	1,098,558
Series 2024-05YR09, Class A3	5.614	08/15/57	1,300	1,356,923
Series 2024-05YR10, Class A3	5.302	10/15/57	1,400	1,445,225
Barclays Commercial Mortgage Securities Trust,
Series 2020-BID, Class A, 144A, 1 Month SOFR + 2.254% (Cap N/A, Floor 2.140%)	6.618(c)	10/15/37	300	299,906
Series 2020-C07, Class XB, IO	1.083(cc)	04/15/53	1,019	42,071
Series 2023-05C23, Class A3	6.675(cc)	12/15/56	1,100	1,172,523
Series 2025-05C33, Class A4	5.839	03/15/58	1,000	1,056,874
Benchmark Mortgage Trust,
Series 2018-B07, Class A3	4.241	05/15/53	590	584,396
Series 2020-B17, Class A4	2.042	03/15/53	3,000	2,724,655
Series 2021-B26, Class XB, IO, 144A	0.639(cc)	06/15/54	18,164	554,897
Series 2023-B40, Class A2	6.930	12/15/56	383	405,778

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

Benchmark Mortgage Trust, (cont’d.)
Series 2023-V02, Class A3	5.812%(cc)	05/15/55	500	$517,848
Series 2024-V08, Class A3	6.189(cc)	07/15/57	900	955,014
Series 2024-V10, Class A3	5.277	09/15/57	1,050	1,082,606
BFLD Mortgage Trust,
Series 2024-WRHS, Class A, 144A, 1 Month SOFR + 1.492% (Cap N/A, Floor 1.492%)	5.855(c)	08/15/26	278	278,099
BFLD Trust,
Series 2025-EWEST, Class A, 144A, 1 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.913(c)	06/15/42	100	100,019
BLP Commercial Mortgage Trust,
Series 2025-IND, Class A, 144A, 1 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.563(c)	03/15/42	665	664,169
BMO Mortgage Trust,
Series 2024-05C6, Class A3	5.316	09/15/57	2,750	2,833,437
BX Commercial Mortgage Trust,
Series 2021-CIP, Class E, 144A, 1 Month SOFR + 2.934% (Cap N/A, Floor 2.820%)	7.297(c)	12/15/38	132	131,906
Series 2024-AIR02, Class A, 144A, 1 Month SOFR + 1.492% (Cap N/A, Floor 1.492%)	5.856(c)	10/15/41	480	480,489
Series 2024-AIRC, Class A, 144A, 1 Month SOFR + 1.691% (Cap N/A, Floor 1.691%)	6.054(c)	08/15/39	468	469,707
Series 2025-BCAT, Class A, 144A, 1 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.730(c)	08/15/42	950	950,891
Series 2025-SPOT, Class B, 144A, 1 Month SOFR + 1.743% (Cap N/A, Floor 1.743%)	6.106(c)	04/15/40	295	294,324
Series 2025-SPOT, Class C, 144A, 1 Month SOFR + 2.043% (Cap N/A, Floor 2.043%)	6.406(c)	04/15/40	384	384,117
BX Trust,
Series 2024-PAT, Class A, 144A, 1 Month SOFR + 2.090% (Cap N/A, Floor 2.090%)	6.453(c)	03/15/41	500	500,938
Series 2025-ROIC, Class A, 144A, 1 Month SOFR + 1.144% (Cap N/A, Floor 1.144%)	5.507(c)	03/15/30	1,155	1,154,050
BXMT Ltd.,
Series 2025-FL05, Class A, 144A, 1 Month SOFR + 1.639% (Cap N/A, Floor 1.639%)	5.999(c)	10/18/42	430	428,043
BXP Trust,
Series 2021-601L, Class A, 144A	2.618	01/15/44	150	129,620
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4	2.624	11/15/52	143	134,943
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	918	897,259
Citigroup Commercial Mortgage Trust,
Series 2019-GC43, Class A3	2.782	11/10/52	500	466,260
Commercial Mortgage Trust,
Series 2014-UBS04, Class A5	3.694	08/10/47	11	10,748
Series 2017-COR02, Class A3	3.510	09/10/50	373	364,544
Series 2024-277P, Class A, 144A	6.338	08/10/44	200	211,354
Series 2024-277P, Class X, IO, 144A	0.894(cc)	08/10/44	1,000	25,974
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	250	229,378
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A4	3.766	04/15/51	180	177,595
Durst Commercial Mortgage Trust,
Series 2025-151, Class A, 144A	5.317(cc)	08/10/42	1,150	1,171,083
ELM Trust,
Series 2024-ELM, Class D10, 144A	6.847(cc)	06/10/39	220	221,145
Series 2024-ELM, Class D15, 144A	6.897(cc)	06/10/39	200	201,072
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class E, 144A, 1 Month SOFR + 3.664% (Cap N/A, Floor 3.550%)	8.028(c)	10/15/36	180	177,315
Series 2024-RVR, Class A, 144A	5.372(cc)	08/10/41	800	811,472
GS Mortgage Securities Trust,
Series 2017-GS08, Class A3	3.205	11/10/50	570	558,154
Series 2018-GS10, Class A4	3.890	07/10/51	125	122,212
Series 2021-GSA03, Class XB, IO	0.736(cc)	12/15/54	2,000	69,411
JPMDB Commercial Mortgage Securities Trust,
Series 2020-COR07, Class ASB	2.051	05/13/53	1,005	946,611
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP04, Class A3	3.393	12/15/49	205	202,591
KRE Commercial Mortgage Trust,
Series 2025-AIP04, Class B, 144A, 1 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.963(c)	03/15/42	320	319,800
LBA Trust,
Series 2024-BOLT, Class D, 144A, 1 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)	6.953(c)	06/15/39	330	329,382

See Notes to Financial Statements.

PGIM Fixed Income ETFs 215

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class F, 144A, 1 Month SOFR + 2.715% (Cap N/A, Floor 2.601%)	7.078%(c)	04/15/38	295	$295,410
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C31, Class A5	3.102	11/15/49	1,000	977,432
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	1,000	982,399
Series 2019-L02, Class A3	3.806	03/15/52	292	284,536
Series 2020-HR08, Class A3	1.790	07/15/53	244	218,254
MSWF Commercial Mortgage Trust,
Series 2023-01, Class A2	6.451	05/15/56	500	523,075
New York City Housing Development Corp.,
Series 2024-08SPR, Class A	5.458	12/15/43	1,700	1,744,166
NYC Commercial Mortgage Trust,
Series 2025-03BP, Class C, 144A, 1 Month SOFR + 1.892% (Cap N/A, Floor 1.892%)	6.255(c)	02/15/42	280	280,006
Series 2025-03BP, Class D, 144A, 1 Month SOFR + 2.441% (Cap N/A, Floor 2.441%)	6.804(c)	02/15/42	260	258,781
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)	5.977(c)	03/15/36	120	113,941
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)	5.428(c)	01/15/36	220	213,446
Series 2020-01NYP, Class AJ, 144A, 1 Month SOFR + 1.364% (Cap N/A, Floor 1.250%)	5.728(c)	01/15/36	200	192,000
RFR Trust,
Series 2025-SGRM, Class A, 144A	5.562(cc)	03/11/41	1,110	1,136,872
ROCK Trust,
Series 2024-CNTR, Class A, 144A	5.388	11/13/41	700	720,550
Series 2024-CNTR, Class C, 144A	6.471	11/13/41	215	222,899
Series 2024-CNTR, Class D, 144A	7.109	11/13/41	480	500,905
SCG Commercial Mortgage Trust,
Series 2025-DLFN, Class C, 144A, 1 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	6.063(c)	03/15/35	150	149,250
TCO Commercial Mortgage Trust,
Series 2024-DPM, Class A, 144A, 1 Month SOFR + 1.243% (Cap N/A, Floor 1.243%)	5.606(c)	12/15/39	500	500,000
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	487	483,190
VNDO Trust,
Series 2016-350P, Class A, 144A	3.805	01/10/35	985	972,285
WCORE Commercial Mortgage Trust,
Series 2024-CORE, Class A, 144A, 1 Month SOFR + 1.492% (Cap N/A, Floor 1.492%)	5.855(c)	11/15/41	1,020	1,021,913
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class A3	2.674	07/15/48	208	205,118
Series 2017-C40, Class A3	3.317	10/15/50	105	103,344
Series 2020-C58, Class A3	1.810	07/15/53	116	104,673
Series 2024-GRP, Class B, 144A, 1 Month SOFR + 2.291% (Cap N/A, Floor 2.291%)	6.654(c)	10/15/41	200	200,712
Series 2024-GRP, Class C, 144A, 1 Month SOFR + 2.940% (Cap N/A, Floor 2.940%)	7.303(c)	10/15/41	275	275,424
Series 2025-B33RP, Class A, 144A, 1 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.700(c)	08/15/42	750	749,997

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $44,874,195)				45,730,145

CORPORATE BONDS 29.6%

Aerospace & Defense 0.8%

BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	5.125	03/26/29	295	304,327
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	2,040	2,019,693
Sr. Unsec’d. Notes	3.250	02/01/35	280	238,870
Sr. Unsec’d. Notes	3.300	03/01/35	190	162,212
Sr. Unsec’d. Notes	3.375	06/15/46	1,010	693,961
Sr. Unsec’d. Notes	3.900	05/01/49	665	483,002
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	250	250,480

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Bombardier, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A	6.750%	06/15/33	25	$25,965
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	33	33,082

				4,211,592

Agriculture 1.2%

BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37	400	361,370
Gtd. Notes	5.350	08/15/32	1,290	1,326,651
Gtd. Notes	5.834	02/20/31	630	665,586
Gtd. Notes	6.343	08/02/30	75	80,917
BAT International Finance PLC (United Kingdom),
Gtd. Notes	4.448	03/16/28	120	120,392
Gtd. Notes	5.931	02/02/29	25	26,261
Bunge Ltd. Finance Corp.,
Gtd. Notes	2.750	05/14/31	600	548,290
Gtd. Notes	5.150	08/04/35	1,230	1,233,521
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A	5.625	07/01/35	485	489,926
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.375	04/30/30	1,210	1,215,909
Sr. Unsec’d. Notes	5.125	02/15/30	450	465,410

				6,534,233

Airlines 0.3%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	150	150,375
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750	10/20/28	1,000	1,003,750
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	140	141,600
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	225	224,308

				1,520,033

Apparel 0.1%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	50	47,097
PVH Corp.,
Sr. Unsec’d. Notes	5.500	06/13/30	500	509,742
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	50	45,799

				602,638

Auto Manufacturers 1.2%

American Honda Finance Corp.,
Sr. Unsec’d. Notes, GMTN	5.050	07/10/31	465	477,207
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	700	685,985
Sr. Unsec’d. Notes	4.125	08/17/27	200	196,241
Sr. Unsec’d. Notes	4.271	01/09/27	930	921,111
Sr. Unsec’d. Notes	7.200	06/10/30	255	270,879
General Motors Co.,
Sr. Unsec’d. Notes	6.600	04/01/36	785	832,396
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.000	04/09/27	180	181,571

See Notes to Financial Statements.

PGIM Fixed Income ETFs 217

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

General Motors Financial Co., Inc., (cont’d.)
Sr. Unsec’d. Notes	5.050%	04/04/28	225	$228,615
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	4.850	03/25/27	535	539,300
Sr. Unsec’d. Notes, 144A	5.250	01/08/27	355	358,915
Sr. Unsec’d. Notes, 144A	5.300	03/19/27	290	293,973
Sr. Unsec’d. Notes, 144A	5.400	06/23/32	300	307,865
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN	4.800	01/05/34	245	246,964
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	5.250	03/22/29	320	326,391
Gtd. Notes, 144A	5.650	03/25/32	300	307,224

				6,174,637

Auto Parts & Equipment 0.2%

Aptiv Swiss Holdings Ltd.,
Gtd. Notes	4.650	09/13/29	585	586,871
Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A	6.750	02/15/30	25	25,874
Phinia, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/29	40	41,344
Qnity Electronics, Inc.,
Sr. Sec’d. Notes, 144A	5.750	08/15/32	55	55,922
Sr. Unsec’d. Notes, 144A	6.250	08/15/33	30	31,011
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	400	400,101

				1,141,123

Banks 6.9%

Banco Santander SA (Spain),
Sr. Non-Preferred Notes	5.538(ff)	03/14/30	200	207,230
Sr. Non-Preferred Notes	5.552(ff)	03/14/28	400	407,096
Sr. Preferred Notes	5.439	07/15/31	400	418,512
Bank of America Corp.,
Jr. Sub. Notes	6.250(ff)	07/26/30(oo)	455	455,654
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	705	621,996
Sr. Unsec’d. Notes, MTN	1.922(ff)	10/24/31	1,270	1,121,336
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	1,120	1,017,523
Sub. Notes	5.744(ff)	02/12/36	645	660,932
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes	7.350(ff)	04/27/85	530	543,853
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.335(ff)	09/10/35	310	310,346
Sr. Unsec’d. Notes	5.860(ff)	08/11/46	255	253,312
Sub. Notes	5.088(ff)	06/20/30	395	400,556
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A	1.323(ff)	01/13/27	415	410,125
BPCE SA (France),
Sr. Non-Preferred Notes, 144A	2.045(ff)	10/19/27	340	330,488
Sr. Non-Preferred Notes, 144A	2.277(ff)	01/20/32	250	221,027
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A	5.875	04/30/29	400	419,296
Citigroup, Inc.,
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30(oo)	1,275	1,299,985
Jr. Sub. Notes, Series X	3.875(ff)	02/18/26(oo)	40	39,594
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	990	918,169
Sr. Unsec’d. Notes	3.057(ff)	01/25/33	1,620	1,462,830

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes	5.174%(ff)	02/13/30	520	$533,635
Sub. Notes	5.827(ff)	02/13/35	510	523,125
Comerica, Inc.,
Sr. Unsec’d. Notes	5.982(ff)	01/30/30	716	742,517
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, 144A	4.613(ff)	10/02/30	760	763,961
Sr. Preferred Notes, 144A, MTN	6.259(ff)	09/22/26	200	200,185
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes	2.311(ff)	11/16/27	310	302,401
Sr. Non-Preferred Notes	5.297(ff)	05/09/31	930	951,488
Fifth Third Bancorp,
Sr. Unsec’d. Notes	4.337(ff)	04/25/33	201	194,376
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	270	284,965
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	55	53,566
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	735	735,109
Sr. Unsec’d. Notes	5.207(ff)	01/28/31	1,500	1,545,017
Sr. Unsec’d. Notes	5.330(ff)	07/23/35	170	172,977
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	5.709(ff)	02/02/35	175	180,833
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	40	42,152
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	4.858(ff)	03/25/29	495	501,420
Sr. Unsec’d. Notes	6.114(ff)	09/11/34	270	288,703
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	500	439,878
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	1,210	1,140,060
Sr. Unsec’d. Notes	4.603(ff)	10/22/30	1,480	1,495,769
Sr. Unsec’d. Notes	5.140(ff)	01/24/31	960	989,851
Sr. Unsec’d. Notes	5.294(ff)	07/22/35	335	341,696
Sr. Unsec’d. Notes	5.581(ff)	04/22/30	755	788,415
KBC Group NV (Belgium),
Sr. Unsec’d. Notes, 144A	4.932(ff)	10/16/30	300	305,383
KeyCorp,
Sr. Unsec’d. Notes, MTN	2.550	10/01/29	450	420,812
Morgan Stanley,
Sr. Unsec’d. Notes	5.449(ff)	07/20/29	95	98,059
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	1,475	1,374,053
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	515	446,892
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	970	874,159
Sub. Notes, GMTN	4.350	09/08/26	195	195,231
Morgan Stanley Private Bank NA,
Sr. Unsec’d. Notes	4.734(ff)	07/18/31	1,160	1,176,470
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN	4.696(ff)	08/06/31	1,140	1,150,969
Societe Generale SA (France),
Gtd. Notes, 144A	2.797(ff)	01/19/28	195	190,239
Sr. Non-Preferred Notes, 144A	2.889(ff)	06/09/32	500	444,308
Sr. Non-Preferred Notes, 144A	3.337(ff)	01/21/33	400	360,132
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.246(ff)	07/08/36	870	880,650
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	7.161(ff)	10/30/29	85	92,261
U.S. Bancorp,
Sr. Unsec’d. Notes	5.384(ff)	01/23/30	95	98,293
Sr. Unsec’d. Notes	5.850(ff)	10/21/33	140	148,035
Wells Fargo & Co.,
Sr. Unsec’d. Notes	5.211(ff)	12/03/35	1,270	1,281,148

See Notes to Financial Statements.

PGIM Fixed Income ETFs 219

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Wells Fargo & Co., (cont’d.)
Sr. Unsec’d. Notes	5.389%(ff)	04/24/34	125	$128,611
Sr. Unsec’d. Notes	6.303(ff)	10/23/29	685	726,079
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	260	245,546
Sr. Unsec’d. Notes, MTN	4.808(ff)	07/25/28	295	298,189
Sr. Unsec’d. Notes, MTN	5.574(ff)	07/25/29	160	165,845
Sr. Unsec’d. Notes, MTN	5.707(ff)	04/22/28	740	756,740

				36,590,063

Beverages 0.0%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	38	34,752

Biotechnology 0.0%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.600	03/02/43	205	202,402

Building Materials 0.4%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	175	168,332
CRH SMW Finance DAC,
Gtd. Notes	5.200	05/21/29	630	649,497
Fortune Brands Innovations, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/29	175	167,386
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	23	22,955
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.875	12/15/27	180	177,082
Masco Corp.,
Sr. Unsec’d. Notes	3.500	11/15/27	230	226,556
Quikrete Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.375	03/01/32	140	144,372
Sr. Unsec’d. Notes, 144A	6.750	03/01/33	30	31,079
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	60	60,155
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	325	311,532

				1,958,946

Chemicals 0.4%

Ashland, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	09/01/31	75	66,760
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	8.500	01/12/31	820	623,200
Celanese US Holdings LLC,
Gtd. Notes	6.850	11/15/28	125	130,371
CF Industries, Inc.,
Gtd. Notes	5.150	03/15/34	130	129,546
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	5.419	11/15/48	260	261,625
FMC Corp.,
Sr. Unsec’d. Notes	6.375	05/18/53	430	413,120
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	55	55,917

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A	6.750%	05/02/34	320	$337,802
RPM International, Inc.,
Sr. Unsec’d. Notes	2.950	01/15/32	20	17,903

				2,036,244

Coal 0.0%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250	10/01/29	150	122,970

Commercial Services 0.3%

Allied Universal Holdco LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/31	200	210,078
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000	06/01/29	95	90,371
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	125	116,687
Gtd. Notes, 144A	4.625	10/01/27	150	147,594
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	250	256,026
ERAC USA Finance LLC,
Gtd. Notes, 144A	3.300	12/01/26	160	158,305
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	75	74,917
Gtd. Notes, 144A	7.250	06/15/33	50	52,435
Sr. Unsec’d. Notes, 144A	7.000	06/15/30	90	93,664
Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	75	74,886
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	4.750	05/20/32	30	30,194
Gtd. Notes	5.250	03/27/35	100	102,067
Service Corp. International,
Sr. Unsec’d. Notes	5.750	10/15/32	45	45,492
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	50	46,087
University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	212	193,481
Washington University (The),
Sr. Unsec’d. Notes	4.349	04/15/2122	80	59,982

				1,752,266

Computers 0.2%

Booz Allen Hamilton, Inc.,
Gtd. Notes	5.950	08/04/33	200	208,791
Leidos, Inc.,
Gtd. Notes	4.375	05/15/30	500	497,411
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	150	138,698
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	79	85,671

				930,571

Diversified Financial Services 0.4%

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	7.200	12/12/28	50	53,537

See Notes to Financial Statements.

PGIM Fixed Income ETFs 221

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Capital One Financial Corp.,
Sr. Unsec’d. Notes	7.624%(ff)	10/30/31	100	$113,425
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	8.375	04/01/32	80	82,629
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	120	106,094
LPL Holdings, Inc.,
Gtd. Notes	5.700	05/20/27	175	178,364
LSEG US Fin Corp. (United Kingdom),
Gtd. Notes, 144A	5.297	03/28/34	300	306,768
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.750	11/15/31	150	151,636
Nuveen LLC,
Sr. Unsec’d. Notes, 144A	5.850	04/15/34	145	151,559
OneMain Finance Corp.,
Gtd. Notes	6.625	05/15/29	200	205,890
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	375	361,519
Gtd. Notes, 144A	7.875	12/15/29	50	53,153
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	210,566
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.500	11/15/25	175	174,781

				2,149,921

Electric 1.4%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	5.400	06/01/33	225	229,476
Sr. Unsec’d. Notes	5.450	05/15/29	150	155,725
Algonquin Power & Utilities Corp. (Canada),
Sr. Unsec’d. Notes	5.365	06/15/26	175	176,094
Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	150	142,454
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	175	173,575
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	575	574,385
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29	200	195,198
Edison International,
Sr. Unsec’d. Notes	5.250	11/15/28	130	131,333
Enel Finance International NV (Italy),
Gtd. Notes, 144A	5.125	06/26/29	710	727,252
Eskom Holdings (South Africa),
Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28	200	204,250
Sr. Unsec’d. Notes, MTN	8.450	08/10/28	600	636,936
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	200	196,480
NRG Energy, Inc.,
Gtd. Notes, 144A	3.375	02/15/29	50	47,417
Gtd. Notes, 144A	3.875	02/15/32	50	46,012
Pacific Gas & Electric Co.,
First Mortgage	4.500	07/01/40	110	93,768
First Mortgage	4.950	07/01/50	665	550,319
PG&E Corp.,
Jr. Sub. Notes	7.375(ff)	03/15/55	150	148,806
PPL Electric Utilities Corp.,
First Mortgage	4.850	02/15/34	185	186,089
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.224	03/15/32	145	137,772

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Sempra,
Jr. Sub. Notes	4.125%(ff)	04/01/52		120	$116,852
Southern California Edison Co.,
First Mortgage	3.450	02/01/52		30	19,531
First Mortgage	5.300	03/01/28		110	112,401
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26	(oo)	175	177,403
Jr. Sub. Notes, Series C, 144A	8.875(ff)	01/15/29	(oo)	975	1,062,993
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29		50	48,900
Gtd. Notes, 144A	5.000	07/31/27		425	424,067
Gtd. Notes, 144A	5.625	02/15/27		450	449,857
Gtd. Notes, 144A	6.875	04/15/32		70	73,424

					7,238,769

Engineering & Construction 0.3%

AECOM,
Gtd. Notes, 144A	6.000	08/01/33		25	25,464
Jacobs Engineering Group, Inc.,
Gtd. Notes	6.350	08/18/28		265	279,252
MasTec, Inc.,
Sr. Unsec’d. Notes	5.900	06/15/29		110	115,099
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		200	169,035
Sr. Sec’d. Notes, 144A	3.875	04/30/28		440	429,642
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	199,124
Sr. Sec’d. Notes, 144A	5.500	07/31/47		600	507,105

					1,724,721

Entertainment 0.2%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625	10/15/29		275	262,375
Sr. Sec’d. Notes, 144A	7.000	02/15/30		75	77,608
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26		50	49,994
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29		125	121,277
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29		525	507,876
Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32		170	179,446
Warnermedia Holdings, Inc.,
Gtd. Notes	5.050	03/15/42		19	12,806
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	6.250	03/15/33		35	35,445

					1,246,827

Environmental Control 0.0%

GFL Environmental, Inc.,
Sr. Sec’d. Notes, 144A	6.750	01/15/31		30	31,237

Foods 1.2%

B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27		200	191,253
Sr. Sec’d. Notes, 144A	8.000	09/15/28		275	270,485

See Notes to Financial Statements.

PGIM Fixed Income ETFs 223

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.000%	07/01/31	EUR 325	$383,070
Sr. Sec’d. Notes, 144A	8.000	07/01/31	EUR 450	533,487
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A	6.050	01/15/29	205	214,446
JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl,
Gtd. Notes	4.375	02/02/52	300	227,694
Gtd. Notes	6.500	12/01/52	100	102,209
JBS USA Holding Lux Sarl/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.,
Gtd. Notes, 144A	6.250	03/01/56	98	96,900
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30	275	263,757
Gtd. Notes, 144A	4.375	01/31/32	75	70,534
Mars, Inc.,
Sr. Unsec’d. Notes, 144A	2.375	07/16/40	1,160	815,147
Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32	50	45,257
Gtd. Notes	6.250	07/01/33	1,000	1,054,711
Post Holdings, Inc.,
Gtd. Notes, 144A	6.375	03/01/33	105	106,295
Sr. Unsec’d. Notes, 144A	4.500	09/15/31	75	69,950
Smithfield Foods, Inc.,
Gtd. Notes, 144A	3.000	10/15/30	830	758,276
Gtd. Notes, 144A	4.250	02/01/27	1,180	1,172,154

				6,375,625

Gas 0.0%

Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	5.050	05/15/52	75	65,921
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	7.500	05/01/33	56	61,453
Sr. Sec’d. Notes, 144A	7.750	05/01/35	97	108,031

				235,405

Healthcare-Products 0.3%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29	125	120,108
Solventum Corp.,
Gtd. Notes	5.400	03/01/29	1,300	1,355,437

				1,475,545

Healthcare-Services 1.0%

Cigna Group (The),
Sr. Unsec’d. Notes	3.200	03/15/40	235	179,070
CommonSpirit Health,
Sr. Sec’d. Notes	5.205	12/01/31	545	563,477
DaVita, Inc.,
Gtd. Notes, 144A	4.625	06/01/30	325	312,873
Gtd. Notes, 144A	6.875	09/01/32	75	77,635
Elevance Health, Inc.,
Sr. Unsec’d. Notes	2.875	09/15/29	745	705,828
Laboratory Corp. of America Holdings,
Gtd. Notes	4.800	10/01/34	780	765,075
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	200	190,173

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Queen’s Health Systems (The),
Sec’d. Notes	4.810%	07/01/52	90	$78,837
Select Medical Corp.,
Gtd. Notes, 144A	6.250	12/01/32	25	25,131
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	01/15/30	50	48,521
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.700	08/15/49	480	345,210
Sr. Unsec’d. Notes	5.200	04/15/63	455	399,182
Sr. Unsec’d. Notes	5.300	06/15/35	65	66,400
Sr. Unsec’d. Notes	5.500	07/15/44	1,515	1,472,150

				5,229,562

Holding Companies-Diversified 0.2%

Clue Opco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	788	839,147

Home Builders 0.2%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	50	48,137
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	325	328,718
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	75	68,866
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	50	50,071
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	150	148,470
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	04/01/29	50	48,726
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	350	352,910
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	100	100,094
Gtd. Notes	5.700	06/15/28	125	127,072

				1,273,064

Home Furnishings 0.0%

Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	35	35,446

Household Products/Wares 0.0%

Kronos Acquisition Holdings, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	150	75,816

Housewares 0.1%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.375	05/15/30	50	49,360
Sr. Unsec’d. Notes	6.625	05/15/32	20	19,583
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	70	73,987
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	50	45,977
Gtd. Notes	4.375	02/01/32	75	69,221

				258,128

See Notes to Financial Statements.

PGIM Fixed Income ETFs 225

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance 0.4%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250%	02/01/29	250	$260,028
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	5.750	01/15/34	450	470,216
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	3.375	03/03/31	115	108,054
Sr. Unsec’d. Notes	5.625	08/16/32	135	139,042
Sr. Unsec’d. Notes	6.000	12/07/33	405	425,379
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.569	02/01/29	165	166,149
Lincoln National Corp.,
Sr. Unsec’d. Notes	5.852	03/15/34	320	332,030
Unum Group,
Sr. Unsec’d. Notes	6.000	06/15/54	85	82,743

				1,983,641

Internet 0.2%

Gen Digital, Inc.,
Gtd. Notes, 144A	6.250	04/01/33	50	51,429
Uber Technologies, Inc.,
Sr. Unsec’d. Notes	4.300	01/15/30	760	762,268

				813,697

Iron/Steel 0.2%

Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	340	353,763
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.875	11/01/29	75	76,125
Gtd. Notes, 144A	7.375	05/01/33	35	34,903
Gtd. Notes, 144A	7.500	09/15/31	250	253,536
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	50	52,161
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	120	115,062

				885,550

Leisure Time 0.5%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/15/30	125	127,734
Sr. Sec’d. Notes, 144A	4.000	08/01/28	100	98,059
Sr. Unsec’d. Notes, 144A	5.750	08/01/32	215	218,547
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A	6.500	03/10/28	1,090	1,136,712
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	6.750	02/15/27	225	226,670
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	105	105,052
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	320	325,200
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	70	71,975
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.500	08/31/26	100	100,402
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	50	49,927
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	50	49,951

				2,510,229

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Lodging 0.5%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750%	06/15/31		170	$163,690
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	5.625	06/15/28		920	941,188
Marriott International, Inc.,
Sr. Unsec’d. Notes	4.900	04/15/29		30	30,579
Sr. Unsec’d. Notes	5.500	04/15/37		650	651,676
Sr. Unsec’d. Notes, Series GG	3.500	10/15/32		540	495,186
MGM Resorts International,
Gtd. Notes	4.750	10/15/28		225	223,668
Gtd. Notes	6.500	04/15/32		135	138,448
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	10/01/27		200	199,250

					2,843,685

Machinery-Diversified 0.3%

AGCO Corp.,
Gtd. Notes	5.450	03/21/27		120	121,639
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A	7.500	01/01/30		50	52,353
CNH Industrial Capital LLC,
Gtd. Notes	4.500	10/08/27		625	628,590
Gtd. Notes	5.500	01/12/29		390	403,978
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28		175	185,485
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.700	09/15/28		140	141,798

					1,533,843

Media 0.6%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32		50	45,740
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.500	06/01/41		470	337,259
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/15/28		525	541,903
Sr. Unsec’d. Notes, 144A	2.600	06/15/31		535	475,555
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29		50	41,227
Gtd. Notes	7.375	07/01/28		25	22,627
Gtd. Notes	7.750	07/01/26		50	48,613
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		250	264,429
FactSet Research Systems, Inc.,
Sr. Unsec’d. Notes	3.450	03/01/32		790	728,096
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	8.000	08/15/28		80	83,013
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.250	01/15/30	GBP	306	380,650

					2,969,112

Mining 0.3%

Capstone Copper Corp. (Canada),
Gtd. Notes, 144A	6.750	03/31/33		75	77,048
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	7.250	02/15/34		400	402,500

See Notes to Financial Statements.

PGIM Fixed Income ETFs 227

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Hecla Mining Co.,
Gtd. Notes	7.250%	02/15/28	14	$14,178
Kinross Gold Corp. (Canada),
Gtd. Notes	4.500	07/15/27	150	150,227
Sr. Unsec’d. Notes	6.250	07/15/33	320	345,232
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	35	36,473
Newmont Corp./Newcrest Finance Pty Ltd.,
Gtd. Notes	5.350	03/15/34	350	361,245
Novelis Corp.,
Gtd. Notes, 144A	6.375	08/15/33	370	373,636

				1,760,539

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	140	137,024
Gtd. Notes	3.250	02/15/29	600	574,175

				711,199

Oil & Gas 2.1%

Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100	07/15/31	250	226,787
Sr. Unsec’d. Notes, 144A	4.000	01/15/31	645	618,706
Sr. Unsec’d. Notes, 144A	6.000	06/13/33	250	258,396
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	225	226,621
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	275	332,145
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.850	02/01/35	250	256,294
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	100	66,888
Sr. Unsec’d. Notes	5.400	06/15/47	760	671,921
Civitas Resources, Inc.,
Gtd. Notes, 144A	5.000	10/15/26	100	99,842
Gtd. Notes, 144A	8.625	11/01/30	50	52,050
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.625	04/01/32	45	44,826
Gtd. Notes, 144A	8.375	01/15/34	375	380,741
Gtd. Notes, 144A	9.250	02/15/28	28	29,241
Diamondback Energy, Inc.,
Gtd. Notes	5.400	04/18/34	230	232,368
Gtd. Notes	6.250	03/15/33	400	427,476
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	4.625	11/02/31	489	428,892
Sr. Unsec’d. Notes	6.875	04/29/30	30	30,488
Sr. Unsec’d. Notes	8.625	01/19/29	220	238,348
EOG Resources, Inc.,
Sr. Unsec’d. Notes	5.350	01/15/36	1,200	1,219,081
EQT Corp.,
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	25	25,428
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	25	27,530
Expand Energy Corp.,
Gtd. Notes	4.750	02/01/32	275	267,830
Gtd. Notes	5.375	02/01/29	50	50,140
Gtd. Notes, 144A	5.875	02/01/29	125	125,552

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.000%	04/15/30	60	$59,421
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	400	385,776
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	75	71,892
Parkland Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.625	08/15/32	65	66,886
Permian Resources Operating LLC,
Gtd. Notes, 144A	8.000	04/15/27	75	76,369
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.375	10/01/29	GBP 160	213,310
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.350	02/12/28	220	215,565
Gtd. Notes	6.500	03/13/27	20	20,090
Gtd. Notes	6.500	01/23/29	100	100,455
Gtd. Notes	6.625	06/15/38	42	35,062
Gtd. Notes	6.700	02/16/32	758	726,884
Gtd. Notes	6.840	01/23/30	500	497,000
Gtd. Notes, EMTN	4.875	02/21/28	EUR 230	267,479
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	2.150	01/15/31	125	112,156
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A	7.000	09/15/28	225	232,432
Transocean, Inc.,
Gtd. Notes, 144A	8.250	05/15/29	35	33,859
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.000	05/18/27	200	201,762
Sr. Unsec’d. Notes, 144A	6.500	05/22/35	1,170	1,222,663

				10,876,652

Packaging & Containers 0.2%

AptarGroup, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/32	140	128,772
Ball Corp.,
Gtd. Notes	2.875	08/15/30	300	271,338
Gtd. Notes	5.500	09/15/33	160	162,131
Gtd. Notes	6.000	06/15/29	50	51,235
Berry Global, Inc.,
Sr. Sec’d. Notes	5.800	06/15/31	200	211,655
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30	265	273,261
Sr. Sec’d. Notes, 144A	6.750	04/15/32	100	102,700

				1,201,092

Pharmaceuticals 0.5%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	265	233,141
AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28	125	124,582
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(x)	5.000	01/30/28	25	21,594
Gtd. Notes, 144A(x)	5.000	02/15/29	25	19,108
Gtd. Notes, 144A(x)	5.250	01/30/30	25	18,039
Gtd. Notes, 144A(x)	5.250	02/15/31	25	16,869
Gtd. Notes, 144A(x)	6.250	02/15/29	25	19,547
Gtd. Notes, 144A(x)	7.000	01/15/28	25	22,500
Sr. Sec’d. Notes, 144A(x)	4.875	06/01/28	25	22,469

See Notes to Financial Statements.

PGIM Fixed Income ETFs 229

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

CVS Health Corp.,
Sr. Unsec’d. Notes	3.250%	08/15/29	225	$215,221
Eli Lilly & Co.,
Sr. Unsec’d. Notes	5.200	08/14/64	125	115,561
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.900	12/10/61	55	31,654
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	200	171,519
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	3.200	09/23/26	6	5,937
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	278	276,277
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	125	93,531
Gtd. Notes	4.000	06/22/50	1,457	960,417

				2,367,966

Pipelines 2.1%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	225	223,979
Gtd. Notes, 144A	6.625	02/01/32	60	62,057
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	6.036	11/15/33	670	709,113
DCP Midstream Operating LP,
Gtd. Notes	5.625	07/15/27	540	551,345
Gtd. Notes, 144A	6.750	09/15/37	310	329,679
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	315	323,064
Sr. Unsec’d. Notes	5.000	05/15/50	220	182,804
Sr. Unsec’d. Notes	5.400	10/01/47	285	253,754
Sr. Unsec’d. Notes	6.400	12/01/30	35	37,861
Sr. Unsec’d. Notes	6.550	12/01/33	590	639,573
Enterprise Products Operating LLC,
Gtd. Notes	5.550	02/16/55	267	254,903
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26	360	355,111
Sr. Unsec’d. Notes	4.950	03/14/52	750	617,153
Sr. Unsec’d. Notes	5.200	03/01/47	105	91,373
Sr. Unsec’d. Notes	5.400	09/15/35	295	291,280
Sr. Unsec’d. Notes	5.500	06/01/34	460	463,613
Sr. Unsec’d. Notes	5.500	02/15/49	55	49,467
ONEOK Partners LP,
Gtd. Notes	6.850	10/15/37	400	436,384
ONEOK, Inc.,
Gtd. Notes	4.450	09/01/49	55	42,867
Gtd. Notes	5.200	07/15/48	65	56,755
Gtd. Notes	5.700	11/01/54	590	537,782
Gtd. Notes	6.050	09/01/33	130	136,712
Gtd. Notes	6.250	10/15/55	220	214,986
Gtd. Notes, 144A	6.500	09/01/30	350	376,715
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.750	03/15/33	80	83,600
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	75	74,850
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	40	37,708
Gtd. Notes	5.500	02/15/35	222	223,929
Gtd. Notes	6.500	03/30/34	565	610,780

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	4.600%	03/15/48	430	$361,699
Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000(ff)	09/30/29(oo)	505	502,351
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.500	01/15/34	60	62,682
Sr. Sec’d. Notes, 144A	6.750	01/15/36	60	62,987
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.500	03/01/28	248	247,709
Sr. Unsec’d. Notes	4.650	07/01/26	150	149,948
Sr. Unsec’d. Notes	6.350	01/15/29	135	141,990
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	2.600	03/15/31	920	831,689
Sr. Unsec’d. Notes	5.150	03/15/34	255	255,572
Sr. Unsec’d. Notes	5.400	03/02/26	95	95,433

				10,981,257

Real Estate 0.1%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500(cc)	01/15/28	275	277,476
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.375	02/01/31	50	46,603
Gtd. Notes, 144A	5.375	08/01/28	150	149,892

				473,971

Real Estate Investment Trusts (REITs) 1.6%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	1.875	02/01/33	720	583,922
Gtd. Notes	4.750	04/15/35	30	28,948
Gtd. Notes	5.500	10/01/35	460	466,720
American Tower Corp.,
Sr. Unsec’d. Notes	3.950	03/15/29	660	652,700
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.900	03/15/27	700	696,000
Sr. Unsec’d. Notes	4.050	07/01/30	145	142,081
Sr. Unsec’d. Notes	5.500	02/15/34	185	188,470
Sr. Unsec’d. Notes	5.750	02/15/35	75	77,800
COPT Defense Properties LP,
Gtd. Notes	2.750	04/15/31	115	103,622
Crown Castle, Inc.,
Sr. Unsec’d. Notes	4.800	09/01/28	255	257,924
Sr. Unsec’d. Notes	5.600	06/01/29	140	145,455
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	75	63,675
Sr. Unsec’d. Notes	4.750	02/15/28	25	23,619
Extra Space Storage LP,
Gtd. Notes	3.900	04/01/29	135	133,006
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	55	49,072
Gtd. Notes	5.375	04/15/26	850	852,599
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series H	3.375	12/15/29	800	758,716
Invitation Homes Operating Partnership LP,
Gtd. Notes	2.000	08/15/31	270	232,283
Kimco Realty OP LLC,
Gtd. Notes	4.600	02/01/33	335	330,008

See Notes to Financial Statements.

PGIM Fixed Income ETFs 231

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500%	03/15/31	75	$52,919
Gtd. Notes	5.000	10/15/27	75	71,105
Sr. Sec’d. Notes, 144A	8.500	02/15/32	25	26,195
Realty Income Corp.,
Sr. Unsec’d. Notes	2.700	02/15/32	135	120,182
Sr. Unsec’d. Notes	4.700	12/15/28	270	274,594
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	6.500	04/01/32	95	97,604
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	150	140,978
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28	155	146,682
Gtd. Notes	4.200	04/15/32	80	76,892
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	10.500	02/15/28	354	372,474
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28	60	60,506
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	5.750	02/01/27	1,000	1,013,217
Welltower OP LLC,
Gtd. Notes	4.250	04/15/28	175	175,966

				8,415,934

Retail 0.4%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.500	02/15/29	25	23,719
Sr. Sec’d. Notes, 144A	5.625	09/15/29	135	136,635
Boots Group Finco LP (United Kingdom),
Sr. Sec’d. Notes, 144A	5.375	08/31/32	EUR 100	120,143
Sr. Sec’d. Notes, 144A	7.375	08/31/32	GBP 100	137,999
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30	75	79,829
Carvana Co.,
Sr. Sec’d. Notes, 144A	9.000	12/01/28	64	65,940
Sr. Sec’d. Notes, 144A	9.000	06/01/30	325	339,505
Sr. Sec’d. Notes, 144A	9.000	06/01/31	375	424,970
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	11.000	11/30/28	EUR 100	129,091
Sr. Sec’d. Notes, 144A	12.000	11/30/28	200	220,334
Ferguson Enterprises, Inc.,
Gtd. Notes	5.000	10/03/34	260	257,510
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29	50	47,788
Gap, Inc. (The),
Gtd. Notes, 144A	3.875	10/01/31	50	45,130
Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A	3.875	06/01/29	150	143,682
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750	03/01/32	40	41,542
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	50	47,357

				2,261,174

Semiconductors 0.4%

Broadcom, Inc.,
Sr. Unsec’d. Notes	4.350	02/15/30	150	150,251

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)

Broadcom, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.900%	07/15/32	985	$996,635
Sr. Unsec’d. Notes	5.050	07/12/29	570	585,982
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	205	173,261
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	490	446,285

				2,352,414

Shipbuilding 0.2%

Huntington Ingalls Industries, Inc.,
Gtd. Notes	2.043	08/16/28	1,000	937,285

Software 0.2%

CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31	125	123,756
Gtd. Notes, 144A	9.250	06/01/30	70	70,239
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28	130	134,033
Sr. Unsec’d. Notes	5.450	03/02/28	140	143,949
Oracle Corp.,
Sr. Unsec’d. Notes	5.250	02/03/32	525	539,801

				1,011,778

Telecommunications 1.1%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.250	02/01/32	1,000	865,869
Sr. Unsec’d. Notes	3.550	09/15/55	275	182,813
Digicel International Finance Ltd./Difl US LLC (Jamaica),
Sr. Sec’d. Notes, 144A	8.625	08/01/32	435	444,643
EchoStar Corp.,
Sr. Sec’d. Notes	10.750	11/30/29	850	915,015
Frontier Communications Holdings LLC,
Sec’d. Notes	5.875	11/01/29	150	151,376
Sr. Sec’d. Notes, 144A	5.000	05/01/28	150	149,662
Level 3 Financing, Inc.,
Sec’d. Notes, 144A	3.875	10/15/30	225	191,723
Sec’d. Notes, 144A	4.500	04/01/30	200	179,520
Sec’d. Notes, 144A	4.875	06/15/29	175	163,772
Sec’d. Notes, 144A	10.000	10/15/32	325	326,342
Sr. Sec’d. Notes, 144A	6.875	06/30/33	160	161,648
Sr. Sec’d. Notes, 144A	7.000	03/31/34	340	342,212
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	2.750	05/24/31	1,060	965,418
NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A	4.620	07/16/28	250	252,572
TalkTalk Telecom Group Ltd. (United Kingdom),
Sec’d. Notes, 144A, Cash coupon 11.750% or PIK N/A	11.750	03/01/28	GBP 79	9,630
T-Mobile USA, Inc.,
Gtd. Notes	2.550	02/15/31	450	407,228
Gtd. Notes	3.750	04/15/27	45	44,701
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, 144A	5.401	07/02/37	223	223,846
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31	45	46,874

				6,024,864

See Notes to Financial Statements.

PGIM Fixed Income ETFs 233

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.2%

RXO, Inc.,
Gtd. Notes, 144A	7.500%	11/15/27	275	$280,836
Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	465	459,859
XPO, Inc.,
Sr. Sec’d. Notes, 144A	6.250	06/01/28	100	101,893

				842,588

Trucking & Leasing 0.1%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.250	07/01/29	400	411,507
Sr. Unsec’d. Notes, 144A	5.750	05/24/26	300	302,324

				713,831

TOTAL CORPORATE BONDS
(cost $154,673,817)				156,473,984

FLOATING RATE AND OTHER LOANS 0.3%

Auto Parts & Equipment 0.1%

Clarios Global LP,
Amendment No. 6 Dollar Term Loan, 1 Month SOFR + 2.750%	7.066(c)	01/28/32	100	99,875
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	9.122(c)	11/17/28	243	241,126
Term B Loan, 3 Month SOFR + 5.100%	9.350(c)	11/17/28	355	353,352

				694,353

Holding Companies-Diversified 0.0%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.810(c)	12/19/30	255	254,841

Internet 0.0%

Diamond Sports Net LLC,
First Lien Exit Term Loan	15.000	01/02/28	7	6,084

Media 0.1%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.863(c)	01/18/28	272	270,774

Telecommunications 0.1%

Lumen Technologies, Inc.,
Term B-1 Loan, 1 Month SOFR + 2.464%	6.780(c)	04/15/29	374	371,428

TOTAL FLOATING RATE AND OTHER LOANS
(cost $1,565,700)				1,597,480

MUNICIPAL BONDS 0.2%

California 0.1%

Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series Q	4.563	05/15/53	520	436,864

Maryland 0.0%

Maryland Economic Development Corp.,
Taxable, Revenue Bonds	5.433	05/31/56	305	287,431

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Michigan 0.0%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165%	08/15/2122	45	$32,526
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	100	77,396

				109,922

Minnesota 0.0%

University of Minnesota,
Taxable, Revenue Bonds	4.048	04/01/52	95	75,372

New York 0.1%

City of New York,
Taxable, General Obligation Unlimited, Series D-1	5.094	10/01/49	130	122,478
Taxable, General Obligation Unlimited, Series D-1	5.114	10/01/54	195	181,780

				304,258

TOTAL MUNICIPAL BONDS
(cost $1,334,081)				1,213,847

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.0%

Angel Oak Mortgage Trust,
Series 2025-07, Class A1, 144A	5.509(cc)	06/25/70	977	986,031
ATLX Trust,
Series 2024-RPL02, Class A1, 144A	3.850(cc)	04/25/63	742	715,411
Bellemeade Re Ltd.,
Series 2024-01, Class M1A, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.200%)	6.498(c)	08/25/34	227	227,595
CIM Trust,
Series 2025-I01, Class A1, 144A	5.655(cc)	10/25/69	429	432,555
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A	9.170(cc)	09/25/62	75	75,340
COLT Mortgage Loan Trust,
Series 2025-03, Class A1, 144A	5.352(cc)	03/25/70	553	555,981
Series 2025-07, Class A1, 144A	5.470(cc)	06/25/70	700	705,511
Series 2025-INV02, Class A1, 144A	5.601(cc)	02/25/70	461	464,390
Connecticut Avenue Securities Trust,
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	10.598(c)	03/25/42	15	16,111
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	9.598(c)	03/25/42	20	21,175
Series 2023-R05, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	7.450(c)	06/25/43	100	104,551
COOPR Residential Mortgage Trust,
Series 2025-CES02, Class A1A, 144A	5.502(cc)	06/25/60	883	891,254
Credit Suisse Mortgage Trust,
Series 2022-RPL04, Class A1, 144A	3.904(cc)	04/25/62	73	70,110
Cross Mortgage Trust,
Series 2025-H02, Class A1, 144A	5.356(cc)	03/25/70	567	569,541
Series 2025-H05, Class A1, 144A	5.509(cc)	07/25/70	685	690,086
EFMT,
Series 2024-CES01, Class A1, 144A	5.522(cc)	01/26/60	534	537,986
Series 2025-CES01, Class A1A, 144A	5.726(cc)	01/25/60	371	375,223
Series 2025-INV03, Class A1, 144A	5.444(cc)	07/25/70	596	600,070
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)	5.848(c)	10/25/41	175	176,026
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	7.248(c)	04/25/42	310	319,108
Series 2022-DNA06, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 0.000%)	8.048(c)	09/25/42	600	630,564
Series 2025-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 0.000%)	5.698(c)	01/25/45	600	599,250
Freddie Mac REMIC,
Series 5559, Class JF, 30 Day Average SOFR + 1.930% (Cap 6.000%, Floor 1.930%)	6.000(c)	07/25/55	1,415	1,433,829
Series 5560, Class FA, 30 Day Average SOFR + 1.930% (Cap 6.000%, Floor 1.930%)	6.000(c)	06/25/55	852	863,191
GS Mortgage-Backed Securities Trust,
Series 2025-NQM02, Class A1, 144A	5.648(cc)	06/25/65	565	569,830

See Notes to Financial Statements.

PGIM Fixed Income ETFs 235

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

GS Mortgage-Backed Securities Trust, (cont’d.)
Series 2025-NQM03, Class A1, 144A	5.137%(cc)	11/25/65	600	$600,627
JPMorgan Mortgage Trust,
Series 2025-CES01, Class A1, 144A	5.666(cc)	05/25/55	336	338,333
Kinbane DAC (Ireland),
Series 2024-RPL02A, Class A, 144A, 1 Month EURIBOR + 1.100% (Cap N/A, Floor 0.000%)	2.993(c)	01/24/63	EUR 177	206,492
Legacy Mortgage Asset Trust,
Series 2025-PR01, Class A1, 144A	6.000(cc)	01/25/61	1,157	1,156,767
LHOME Mortgage Trust,
Series 2024-RTL04, Class A1, 144A	5.921(cc)	07/25/39	250	251,589
Series 2025-RTL01, Class A1, 144A	5.652(cc)	01/25/40	500	503,596
Lugo Funding DAC (Spain),
Series 2024-01A, Class A, 144A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)	3.026(c)	05/26/66	EUR 352	412,314
Morgan Stanley Residential Mortgage Loan Trust,
Series 2025-DSC02, Class A1, 144A	5.443(cc)	07/25/70	697	702,207
Series 2025-NQM02, Class A1, 144A	5.627(cc)	01/25/70	945	953,187
Series 2025-NQM05, Class A1, 144A	5.439(cc)	07/25/70	691	696,007
NYMT Loan Trust,
Series 2025-CP01, Class A1, 144A	3.750(cc)	11/25/69	792	759,326
OBX Trust,
Series 2025-NQM10, Class A1, 144A	5.453(cc)	05/25/65	394	397,917
Series 2025-NQM13, Class A1, 144A	5.441(cc)	05/25/65	1,394	1,404,635
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.848(c)	05/25/33	702	710,001
Series 2024-02R, Class A, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	7.700(c)	03/29/27	353	356,462
Series 2024-03R, Class A, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	7.450(c)	09/27/28	447	451,576
PRET Trust,
Series 2024-RPL02, Class A1, 144A	4.075(cc)	06/25/64	270	259,096
Series 2025-NPL01, Class A1, 144A	6.063(cc)	02/25/55	612	617,619
PRPM LLC,
Series 2024-RCF06, Class A1, 144A	4.000(cc)	10/25/64	523	512,434
Series 2025-RCF02, Class A1, 144A	4.000(cc)	10/25/64	712	697,939
Radnor Re Ltd.,
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	7.050(c)	07/25/33	68	68,757
Santander Mortgage Asset Receivable Trust,
Series 2025-NQM03, Class A1, 144A	0.000(cc)	05/25/65	774	779,567
Towd Point Mortgage Trust,
Series 2024-CES06, Class A1, 144A	5.725(cc)	11/25/64	339	342,092
Verus Securitization Trust,
Series 2025-05, Class A1, 144A	5.427(cc)	06/25/70	682	686,832

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $26,193,752)				26,496,091

SOVEREIGN BONDS 1.3%

Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28	60	59,459
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR 200	234,582
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.500	02/22/29	470	473,901
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	4.875	01/30/32	EUR 126	136,076
Sr. Unsec’d. Notes	5.250	03/22/30	EUR 412	470,431
Sr. Unsec’d. Notes	5.875	10/17/31	EUR 726	827,367
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes	7.625	11/21/25	200	199,932
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes, Series 12Y	5.875	09/16/25	200	199,900
Romanian Government International Bond (Romania),
Bonds, 144A	6.625	05/16/36	1,040	1,039,480

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Romanian Government International Bond (Romania), (cont’d.)
Sr. Unsec’d. Notes, 144A	5.750%	09/16/30	530	$534,647
Sr. Unsec’d. Notes, EMTN	1.750	07/13/30	EUR 160	162,850
Sr. Unsec’d. Notes, EMTN	5.500	09/18/28	EUR 170	208,455
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR 386	416,020
Sr. Unsec’d. Notes	3.125	05/15/27	EUR 1,000	1,168,439
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR 140	150,888
Sr. Unsec’d. Notes, 144A	3.125	05/15/27	EUR 309	361,048
Sr. Unsec’d. Notes, 144A	6.250	05/26/28	200	207,063

TOTAL SOVEREIGN BONDS
(cost $6,480,299)				6,850,538

U.S. GOVERNMENT AGENCY OBLIGATIONS 21.5%
Federal Home Loan Mortgage Corp.	1.500	11/01/50	287	216,648
Federal Home Loan Mortgage Corp.	2.000	11/01/50	968	776,299
Federal Home Loan Mortgage Corp.	2.000	03/01/51	462	370,042
Federal Home Loan Mortgage Corp.	2.000	04/01/51	822	658,192
Federal Home Loan Mortgage Corp.	2.000	05/01/51	1,130	904,275
Federal Home Loan Mortgage Corp.	2.500	08/01/50	459	384,901
Federal Home Loan Mortgage Corp.	2.500	01/01/51	1,357	1,136,856
Federal Home Loan Mortgage Corp.	2.500	03/01/51	495	413,118
Federal Home Loan Mortgage Corp.	2.500	04/01/51	419	350,746
Federal Home Loan Mortgage Corp.	2.500	05/01/51	961	799,875
Federal Home Loan Mortgage Corp.	2.500	07/01/51	1,376	1,149,486
Federal Home Loan Mortgage Corp.	2.500	08/01/51	2,657	2,248,417
Federal Home Loan Mortgage Corp.	2.500	12/01/51	2,533	2,114,470
Federal Home Loan Mortgage Corp.	2.500	01/01/52	450	380,422
Federal Home Loan Mortgage Corp.	3.000	11/01/51	426	370,957
Federal Home Loan Mortgage Corp.	3.000	01/01/52	804	698,957
Federal Home Loan Mortgage Corp.	3.000	01/01/52	1,043	916,675
Federal Home Loan Mortgage Corp.	3.000	02/01/52	381	330,994
Federal Home Loan Mortgage Corp.	3.000	03/01/52	176	155,339
Federal Home Loan Mortgage Corp.	3.000	03/01/52	504	443,903
Federal Home Loan Mortgage Corp.	3.000	03/01/52	1,290	1,120,202
Federal Home Loan Mortgage Corp.	3.000	04/01/52	515	446,626
Federal Home Loan Mortgage Corp.	3.000	06/01/52	486	427,136
Federal Home Loan Mortgage Corp.	3.000	06/01/52	900	793,105
Federal Home Loan Mortgage Corp.	3.500	08/01/43	385	361,262
Federal Home Loan Mortgage Corp.	3.500	02/01/52	535	485,140
Federal Home Loan Mortgage Corp.(k)	3.500	05/01/52	3,810	3,447,803
Federal Home Loan Mortgage Corp.	4.000	05/01/52	1,658	1,549,994
Federal Home Loan Mortgage Corp.	4.000	06/01/52	1,021	954,633
Federal Home Loan Mortgage Corp.	4.500	06/01/52	2,081	2,008,240
Federal Home Loan Mortgage Corp.	4.500	09/01/52	260	251,251
Federal Home Loan Mortgage Corp.	5.000	08/01/52	306	302,729
Federal Home Loan Mortgage Corp.	5.000	09/01/52	488	483,374
Federal Home Loan Mortgage Corp.	5.000	11/01/53	1,491	1,474,140
Federal Home Loan Mortgage Corp.	5.500	08/01/52	280	283,279
Federal Home Loan Mortgage Corp.	5.500	10/01/52	1,725	1,741,411
Federal Home Loan Mortgage Corp.	5.500	11/01/52	411	416,244
Federal Home Loan Mortgage Corp.	5.500	01/01/55	3,537	3,557,839
Federal Home Loan Mortgage Corp.	5.500	04/01/55	986	991,913
Federal Home Loan Mortgage Corp.	5.500	05/01/55	984	989,932
Federal Home Loan Mortgage Corp.	6.000	08/01/52	88	90,894
Federal Home Loan Mortgage Corp.	6.000	11/01/52	414	424,571
Federal Home Loan Mortgage Corp.	6.000	04/01/53	404	415,393
Federal Home Loan Mortgage Corp.	6.000	12/01/54	853	871,095
Federal National Mortgage Assoc.	1.500	05/01/36	616	552,263
Federal National Mortgage Assoc.	1.500	11/01/50	179	135,167
Federal National Mortgage Assoc.	1.500	11/01/50	334	253,477

See Notes to Financial Statements.

PGIM Fixed Income ETFs 237

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	1.500%	12/01/50	1,308	$988,234
Federal National Mortgage Assoc.	1.500	01/01/51	543	410,453
Federal National Mortgage Assoc.	1.500	02/01/51	675	509,861
Federal National Mortgage Assoc.	1.500	03/01/51	1,264	954,806
Federal National Mortgage Assoc.(tt)	2.000	TBA	1,000	793,970
Federal National Mortgage Assoc.	2.000	TBA	4,000	3,176,507
Federal National Mortgage Assoc.	2.000	11/01/50	806	646,486
Federal National Mortgage Assoc.	2.000	01/01/51	2,894	2,319,984
Federal National Mortgage Assoc.	2.000	04/01/51	2,107	1,686,545
Federal National Mortgage Assoc.	2.000	10/01/51	864	689,836
Federal National Mortgage Assoc.	2.000	11/01/51	509	406,622
Federal National Mortgage Assoc.	2.000	12/01/51	561	448,303
Federal National Mortgage Assoc.	2.500	TBA	6,500	5,395,637
Federal National Mortgage Assoc.	2.500	12/01/49	311	260,654
Federal National Mortgage Assoc.	2.500	02/01/50	129	108,334
Federal National Mortgage Assoc.	2.500	01/01/51	266	222,425
Federal National Mortgage Assoc.	2.500	07/01/51	659	550,558
Federal National Mortgage Assoc.	2.500	11/01/51	736	612,560
Federal National Mortgage Assoc.	2.500	01/01/52	1,482	1,236,549
Federal National Mortgage Assoc.	2.500	04/01/52	945	786,612
Federal National Mortgage Assoc.	3.000	TBA	2,000	1,732,415
Federal National Mortgage Assoc.	3.000	12/01/51	365	318,496
Federal National Mortgage Assoc.	3.000	01/01/52	744	645,535
Federal National Mortgage Assoc.	3.000	02/01/52	854	741,576
Federal National Mortgage Assoc.	3.000	02/01/52	1,218	1,064,827
Federal National Mortgage Assoc.	3.000	03/01/52	1,311	1,139,132
Federal National Mortgage Assoc.	3.000	04/01/52	330	286,624
Federal National Mortgage Assoc.	3.000	04/01/52	1,585	1,376,675
Federal National Mortgage Assoc.	3.500	07/01/51	466	423,889
Federal National Mortgage Assoc.	3.500	02/01/52	1,598	1,454,391
Federal National Mortgage Assoc.	3.500	03/01/52	723	655,770
Federal National Mortgage Assoc.	3.500	04/01/52	479	433,597
Federal National Mortgage Assoc.	3.500	05/01/52	866	782,667
Federal National Mortgage Assoc.	3.500	06/01/52	375	340,737
Federal National Mortgage Assoc.	4.000	TBA	1,000	933,049
Federal National Mortgage Assoc.	4.000	05/01/52	2,502	2,339,472
Federal National Mortgage Assoc.	4.000	06/01/52	843	788,083
Federal National Mortgage Assoc.	4.500	TBA	500	480,463
Federal National Mortgage Assoc.	4.500	06/01/52	1,679	1,620,429
Federal National Mortgage Assoc.	4.500	07/01/52	697	672,840
Federal National Mortgage Assoc.	4.500	09/01/52	696	671,878
Federal National Mortgage Assoc.	5.000	06/01/52	176	174,896
Federal National Mortgage Assoc.	5.000	07/01/52	1,567	1,552,989
Federal National Mortgage Assoc.	5.000	08/01/52	899	890,621
Federal National Mortgage Assoc.	5.000	09/01/52	478	473,452
Federal National Mortgage Assoc.	5.500	TBA	500	502,385
Federal National Mortgage Assoc.	5.500	10/01/52	1,108	1,118,200
Federal National Mortgage Assoc.	5.500	11/01/52	2,620	2,653,661
Federal National Mortgage Assoc.	5.500	07/01/55	3,839	3,861,663
Federal National Mortgage Assoc.	6.000	TBA	2,000	2,043,127
Federal National Mortgage Assoc.	6.000	11/01/52	79	81,330
Federal National Mortgage Assoc.	6.000	12/01/52	762	783,866
Federal National Mortgage Assoc.	6.000	12/01/54	545	557,506
Government National Mortgage Assoc.	2.000	10/20/50	1,156	947,706
Government National Mortgage Assoc.	2.000	01/20/51	445	364,422
Government National Mortgage Assoc.	2.000	02/20/51	469	384,655
Government National Mortgage Assoc.	2.500	09/20/51	1,968	1,678,653
Government National Mortgage Assoc.	3.000	08/20/51	969	858,498
Government National Mortgage Assoc.	3.000	11/20/51	233	206,313
Government National Mortgage Assoc.	3.000	12/20/51	458	405,404
Government National Mortgage Assoc.	3.500	04/20/47	747	692,783

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.500%	08/20/50	151	$138,188
Government National Mortgage Assoc.	3.500	12/20/51	1,493	1,365,574
Government National Mortgage Assoc.	3.500	03/20/52	1,307	1,193,660
Government National Mortgage Assoc.	3.500	04/20/52	628	575,386
Government National Mortgage Assoc.	4.000	04/20/49	844	803,506
Government National Mortgage Assoc.	4.000	01/20/50	441	415,916
Government National Mortgage Assoc.	4.000	06/20/52	1,388	1,304,395
Government National Mortgage Assoc.	4.500	07/20/52	283	274,800
Government National Mortgage Assoc.	4.500	08/20/52	2,663	2,592,200
Government National Mortgage Assoc.	5.000	09/20/52	400	398,143
Government National Mortgage Assoc.	5.500	TBA	500	503,182
Government National Mortgage Assoc.	5.500	09/20/52	170	172,918
Government National Mortgage Assoc.	5.500	05/20/53	1,487	1,506,367
Government National Mortgage Assoc.	6.000	09/20/52	392	402,985
Government National Mortgage Assoc.	6.000	02/20/53	362	372,000
Government National Mortgage Assoc.	6.500	TBA	500	514,443
Government National Mortgage Assoc.	6.500	03/20/54	178	183,597

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $113,163,980)				113,706,556

U.S. TREASURY OBLIGATIONS 9.7%
U.S. Treasury Bonds	1.625	11/15/50	5,165	2,664,817
U.S. Treasury Bonds	1.875	11/15/51	7,425	4,040,824
U.S. Treasury Bonds	2.375	11/15/49	6,740	4,264,103
U.S. Treasury Bonds	2.375	05/15/51	525	326,156
U.S. Treasury Bonds	3.000	11/15/44	4,030	3,074,764
U.S. Treasury Bonds(k)	3.000	02/15/49	12,145	8,820,306
U.S. Treasury Bonds	3.250	05/15/42	2,885	2,372,011
U.S. Treasury Bonds	3.875	05/15/43	700	620,594
U.S. Treasury Bonds	4.125	08/15/44	4,630	4,206,066
U.S. Treasury Bonds	4.125	08/15/53	675	591,258
U.S. Treasury Bonds	4.625	11/15/44	6,900	6,695,156
U.S. Treasury Bonds	4.750	11/15/43	1,545	1,530,757
U.S. Treasury Bonds	4.750	05/15/55	195	189,729
U.S. Treasury Notes	3.875	08/15/33	2,290	2,266,384
U.S. Treasury Notes	4.250	11/30/26	265	266,418
U.S. Treasury Notes	4.250	11/15/34	900	906,047
U.S. Treasury Notes	4.500	12/31/31	2,275	2,356,047
U.S. Treasury Strips Coupon	0.000(s)	11/15/45	755	266,735
U.S. Treasury Strips Coupon(k)	3.026(s)	11/15/41	2,305	1,024,960
U.S. Treasury Strips Coupon	4.396(s)	02/15/43	60	24,672
U.S. Treasury Strips Coupon	4.634(s)	02/15/42	720	314,668
U.S. Treasury Strips Coupon	4.648(s)	08/15/40	595	285,142
U.S. Treasury Strips Coupon	4.686(s)	02/15/41	730	339,782
U.S. Treasury Strips Coupon(k)	4.857(s)	11/15/43	2,695	1,060,258
U.S. Treasury Strips Coupon	4.908(s)	05/15/42	1,210	521,169
U.S. Treasury Strips Coupon	5.116(s)	08/15/43	965	385,467
U.S. Treasury Strips Coupon	5.261(s)	02/15/44	1,085	420,994
U.S. Treasury Strips Coupon	5.304(s)	02/15/45	825	303,270
U.S. Treasury Strips Coupon	5.314(s)	08/15/45	305	109,086
U.S. Treasury Strips Coupon(k)	5.349(s)	05/15/40	2,080	1,012,055

TOTAL U.S. TREASURY OBLIGATIONS
(cost $54,196,358)				51,259,695

			Shares

AFFILIATED EXCHANGE-TRADED FUNDS 5.6%
PGIM AAA CLO ETF			509,516	26,252,812

See Notes to Financial Statements.

PGIM Fixed Income ETFs 239

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value

AFFILIATED EXCHANGE-TRADED FUNDS (Continued)

PGIM Active High Yield Bond ETF	100,000	$3,570,000

TOTAL AFFILIATED EXCHANGE-TRADED FUNDS (cost $ 29,675,156)(wa)		29,822,812

COMMON STOCK 0.0%

Interactive Media & Services

Diamond Sports Group LLC*(x) (cost $ 2,662)	1,016	13,767

	Units

WARRANTS* 0.0%

Interactive Media & Services

Diamond Sports Group LLC, expiring 06/30/26(x) (cost $ 0)	1,899	388

TOTAL LONG-TERM INVESTMENTS (cost $ 522,023,109)		524,733,987

	Shares

SHORT-TERM INVESTMENTS 5.0%

AFFILIATED MUTUAL FUND 5.0%
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $ 26,601,600)(wa)	26,601,600	26,601,600

OPTIONS PURCHASED*~ 0.0% (cost $ 40,716)		11,110

TOTAL SHORT-TERM INVESTMENTS (cost $ 26,642,316)		26,612,710

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 104.1% (cost $ 548,665,425)		551,346,697

OPTIONS WRITTEN*~ (0.0)% (premiums received $ 102,390)		(71,101)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 104.1% (cost $ 548,563,035)		551,275,596
Liabilities in excess of other assets(z) (4.1)%		(21,857,748)

NET ASSETS 100.0%		$529,417,848

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $1,000,000 is 0.2% of net assets.
(wa)	Represents investments in Funds affiliated with the Manager.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer Description	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Bausch Health Cos., Inc., Gtd. Notes, 144A, 5.000%, 01/30/28	09/23/24	$16,500	$21,594	0.0%
Bausch Health Cos., Inc., Gtd. Notes, 144A, 5.000%, 02/15/29	06/05/24	12,000	19,108	0.0
Bausch Health Cos., Inc., Gtd. Notes, 144A, 5.250%, 01/30/30	05/23/24	12,750	18,039	0.0
Bausch Health Cos., Inc., Gtd. Notes, 144A, 5.250%, 02/15/31	05/17/24	12,625	16,869	0.0
Bausch Health Cos., Inc., Gtd. Notes, 144A, 6.250%, 02/15/29	12/07/21	23,313	19,547	0.0
Bausch Health Cos., Inc., Gtd. Notes, 144A, 7.000%, 01/15/28	05/17/24	14,250	22,500	0.0
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A, 4.875%, 06/01/28	05/24/24	18,625	22,469	0.0
Diamond Sports Group LLC*	01/02/25	2,663	13,767	0.0
Diamond Sports Group LLC, expiring 06/30/26*	01/02/25	—	388	0.0

Total		$112,726	$154,281	0.0%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
3 Month SOFR	Call	09/12/25	$96.13	11	28	$138
3 Month SOFR	Call	12/12/25	$99.75	16	40	100

Total Exchange Traded (cost $726)						$238

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2-Year 30 CMS Curve CAP	Call	BOA	05/13/26	1.30%	—		1,955	$74
2-Year 30 CMS Curve CAP	Call	CITI	05/13/26	1.30%	—		3,910	146
Currency Option EUR vs PLN	Call	MSI	09/18/25	4.75	—	EUR	269	1
Currency Option EUR vs TRY	Call	JPM	09/04/25	99.00	—	EUR	519	1
Currency Option EUR vs TRY	Call	JPM	09/11/25	99.00	—	EUR	915	58
Currency Option EUR vs TRY	Call	JPM	09/25/25	99.00	—	EUR	546	235
Currency Option USD vs BRL	Call	MSI	09/11/25	6.50	—		303	2
Currency Option USD vs CLP	Call	MSI	09/24/25	1,200.00	—		316	2
Currency Option USD vs CNH	Call	DB	09/24/25	7.95	—		3,440	1
Currency Option USD vs COP	Call	GSI	09/09/25	5,000.00	—		211	—
Currency Option USD vs JPY	Call	CITI	09/11/25	160.00	—		310	—
Currency Option USD vs KRW	Call	JPM	09/25/25	1,750.00	—		807	—
Currency Option USD vs TRY	Call	JPM	09/10/25	99.00	—		152	14
Currency Option USD vs TRY	Call	JPM	09/12/25	99.00	—		465	59
Currency Option USD vs TRY	Call	JPM	09/19/25	99.00	—		314	153
Currency Option USD vs TWD	Call	JPM	09/25/25	33.00	—		319	18
Currency Option USD vs INR	Put	JPM	01/08/26	75.00	—		1,260	6
Currency Option USD vs INR	Put	JPM	01/08/26	75.00	—		668	3
Currency Option USD vs JPY	Put	MSI	09/11/25	130.00	—		465	1
Currency Option USD vs JPY	Put	CITI	09/18/25	130.00	—		471	8
Currency Option USD vs KRW	Put	JPM	09/25/25	1,331.00	—		807	372
Currency Option USD vs TWD	Put	MSI	11/12/25	22.00	—		648	7
Currency Option USD vs TWD	Put	MSI	11/19/25	23.00	—		314	7
Currency Option USD vs TWD	Put	MSI	11/21/25	20.00	—		158	1

Total OTC Traded (cost $16,419)								$1,169

See Notes to Financial Statements.

PGIM Fixed Income ETFs 241

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 09/22/26	Call	CITI	09/18/25	3.45%	3.45%(A)	1 Day SOFR(A)/ 4.340%	40,494	$6,983
10-Year Interest Rate Swap, 09/29/35	Call	JPM	09/25/25	0.40%	0.40%(A)	1 Day SOFR(A)/ 4.340%	410	—
10-Year Interest Rate Swap, 09/29/35	Call	DB	09/25/25	3.53%	3.53%(A)	1 Day SOFR(A)/ 4.340%	410	986
CDX.NA.IG.44.V1, 06/20/30	Put	JPM	09/17/25	0.60%	CDX.NA.IG.44.V1(Q)	1.00%(Q)	6,490	1,132
CDX.NA.IG.44.V1, 06/20/30	Put	JPM	09/17/25	0.63%	CDX.NA.IG.44.V1(Q)	1.00%(Q)	4,700	602

Total OTC Swaptions (cost $23,571)								$9,703

Total Options Purchased (cost $40,716)								$11,110

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
3 Month SOFR	Call	09/12/25	$96.19	11	28	$(69)
3 Month SOFR	Call	12/12/25	$99.25	7	18	(44)

Total Exchange Traded (premiums received $291)						$(113)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs PLN	Call	MSI	09/18/25	4.25	—	EUR	269	$(2,058)
Currency Option EUR vs TRY	Call	JPM	09/04/25	50.50	—	EUR	519	(424)
Currency Option EUR vs TRY	Call	JPM	09/11/25	50.80	—	EUR	915	(2,819)
Currency Option EUR vs TRY	Call	JPM	09/25/25	51.00	—	EUR	546	(4,761)
Currency Option USD vs BRL	Call	MSI	09/11/25	5.55	—		303	(856)
Currency Option USD vs CLP	Call	MSI	09/24/25	980.00	—		316	(2,537)
Currency Option USD vs COP	Call	GSI	09/09/25	4,100.00	—		211	(719)
Currency Option USD vs JPY	Call	CITI	09/11/25	145.00	—		310	(4,637)
Currency Option USD vs KRW	Call	JPM	09/25/25	1,385.00	—		807	(7,677)
Currency Option USD vs TRY	Call	JPM	09/10/25	43.00	—		152	(290)
Currency Option USD vs TRY	Call	JPM	09/12/25	42.60	—		465	(1,367)
Currency Option USD vs TRY	Call	JPM	09/19/25	43.00	—		314	(1,490)
Currency Option USD vs TWD	Call	JPM	09/25/25	30.25	—		319	(3,831)
Currency Option USD vs JPY	Put	MSI	09/11/25	146.60	—		465	(3,006)
Currency Option USD vs JPY	Put	CITI	09/18/25	148.00	—		471	(6,509)
Currency Option USD vs TWD	Put	MSI	11/12/25	29.25	—		648	(2,466)
Currency Option USD vs TWD	Put	MSI	11/19/25	29.50	—		314	(1,819)
Currency Option USD vs TWD	Put	MSI	11/21/25	29.50	—		158	(953)

Total OTC Traded (premiums received $76,435)								$(48,219)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 09/22/26	Call	CITI	09/18/25	3.42%	1 Day SOFR(A)/ 4.340%	3.42%(A)	40,494	$(5,708)
10-Year Interest Rate Swap, 09/29/35	Call	DB	09/25/25	3.21%	1 Day SOFR(A)/ 4.340%	3.21%(A)	820	(125)
CDX.NA.IG.44.V1, 06/20/30	Call	JPM	09/17/25	0.53%	CDX.NA.IG.44.V1(Q)	1.00%(Q)	6,490	(6,932)
CDX.NA.IG.44.V1, 06/20/30	Call	JPM	09/17/25	0.55%	CDX.NA.IG.44.V1(Q)	1.00%(Q)	4,700	(9,071)
CDX.NA.IG.44.V1, 06/20/30	Put	BNP	09/17/25	0.70%	1.00%(Q)	CDX.NA.IG.44.V1(Q)	9,930	(620)
CDX.NA.IG.44.V1, 06/20/30	Put	JPM	09/17/25	0.80%	1.00%(Q)	CDX.NA.IG.44.V1(Q)	6,490	(209)
CDX.NA.IG.44.V1, 06/20/30	Put	JPM	09/17/25	0.88%	1.00%(Q)	CDX.NA.IG.44.V1(Q)	4,700	(104)

Total OTC Swaptions (premiums received $25,664)								$(22,769)

Total Options Written (premiums received $102,390)								$(71,101)

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
120	2 Year U.S.Treasury Notes	Dec. 2025	$25,024,687	$37,922
375	5 Year U.S.Treasury Notes	Dec. 2025	41,050,781	142,779
202	10 Year U.S. Ultra Treasury Notes	Dec. 2025	23,110,063	137,739
225	10 Year U.S. Treasury Notes	Dec. 2025	25,312,500	140,417
264	20 Year U.S. Treasury Bonds	Dec. 2025	30,162,000	114,055

				572,912

Short Positions:
12	30 Day Federal Funds	Sep. 2025	4,783,883	107
9	5 Year Euro-Bobl	Sep. 2025	1,236,749	5,925
4	5 Year Euro-Bobl	Dec. 2025	552,755	(28)
3	10 Year Euro-Bund	Dec. 2025	451,102	91
61	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	7,110,313	(4,567)

				1,528

				$574,440

Forward foreign currency exchange contracts outstanding at August 31, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 09/03/25	GSI	BRL	7,011	$1,245,753	$1,292,065	$46,312	$—
Expiring 10/02/25	GSI	BRL	7,011	1,278,299	1,282,429	4,130	—
Chilean Peso,
Expiring 09/17/25	BARC	CLP	134,028	145,001	138,633	—	(6,368)
Expiring 09/17/25	DB	CLP	160,717	173,000	166,239	—	(6,761)
Chinese Renminbi,
Expiring 09/17/25	CITI	CNH	2,817	395,000	396,163	1,163	—
Expiring 09/17/25	CITI	CNH	2,037	284,000	286,510	2,510	—
Expiring 09/17/25	DB	CNH	1,302	183,000	183,155	155	—
Expiring 09/17/25	GSI	CNH	2,116	295,000	297,565	2,565	—
Expiring 09/17/25	JPM	CNH	5,185	726,000	729,265	3,265	—
Expiring 09/17/25	JPM	CNH	3,922	549,000	551,661	2,661	—
Expiring 09/17/25	JPM	CNH	2,042	285,000	287,244	2,244	—
Colombian Peso,
Expiring 09/17/25	CITI	COP	1,697,304	420,000	421,751	1,751	—
Euro,
Expiring 10/22/25	MSI	EUR	902	1,050,190	1,059,157	8,967	—
Hungarian Forint,
Expiring 10/22/25	BARC	HUF	74,978	217,398	220,623	3,225	—
Expiring 10/22/25	BARC	HUF	52,847	156,000	155,502	—	(498)
Indian Rupee,
Expiring 09/17/25	BOA	INR	50,006	570,001	566,347	—	(3,654)
Expiring 09/17/25	BOA	INR	13,829	158,000	156,619	—	(1,381)
Expiring 09/17/25	CITI	INR	100,955	1,171,497	1,143,382	—	(28,115)
Expiring 09/17/25	CITI	INR	22,662	259,092	256,658	—	(2,434)
Expiring 09/17/25	DB	INR	43,169	499,000	488,923	—	(10,077)
Expiring 09/17/25	DB	INR	24,640	280,953	279,060	—	(1,893)
Expiring 09/17/25	MSI	INR	84,246	961,000	954,143	—	(6,857)
Expiring 09/17/25	MSI	INR	46,948	534,954	531,721	—	(3,233)
Expiring 09/17/25	MSI	INR	13,571	155,000	153,701	—	(1,299)
Indonesian Rupiah,
Expiring 09/17/25	CITI	IDR	25,449,746	1,559,392	1,545,894	—	(13,498)
Expiring 09/17/25	CITI	IDR	8,662,734	531,000	526,200	—	(4,800)
Expiring 09/17/25	CITI	IDR	992,970	60,000	60,316	316	—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 243

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Forward foreign currency exchange contracts outstanding at August 31, 2025 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 09/17/25	HSBC	IDR	4,998,595	$310,000	$303,630	$—	$(6,370)
Japanese Yen,
Expiring 10/22/25	MSI	JPY	90,474	613,927	619,283	5,356	—
Mexican Peso,
Expiring 09/17/25	HSBC	MXN	10,031	516,252	536,476	20,224	—
New Taiwanese Dollar,
Expiring 09/17/25	BOA	TWD	10,924	366,000	358,006	—	(7,994)
Expiring 09/17/25	CITI	TWD	13,620	457,000	446,345	—	(10,655)
Expiring 09/17/25	JPM	TWD	6,501	213,000	213,039	39	—
Expiring 09/17/25	MSI	TWD	10,065	336,000	329,829	—	(6,171)
Expiring 09/17/25	MSI	TWD	7,793	258,000	255,375	—	(2,625)
Expiring 09/17/25	MSI	TWD	1,014	34,000	33,243	—	(757)
Expiring 09/17/25	SSB	TWD	10,475	352,000	343,274	—	(8,726)
Expiring 09/17/25	SSB	TWD	5,214	171,000	170,863	—	(137)
Peruvian Nuevo Sol,
Expiring 09/17/25	BNP	PEN	825	231,540	233,454	1,914	—
Expiring 09/17/25	CITI	PEN	861	238,800	243,614	4,814	—
Expiring 09/17/25	CITI	PEN	823	231,540	232,782	1,242	—
Expiring 09/17/25	CITI	PEN	626	174,892	177,186	2,294	—
Expiring 09/17/25	CITI	PEN	499	139,860	141,314	1,454	—
Expiring 09/17/25	CITI	PEN	332	91,938	93,825	1,887	—
Expiring 09/17/25	CITI	PEN	312	87,111	88,239	1,128	—
Expiring 09/17/25	DB	PEN	777	217,920	219,730	1,810	—
Expiring 09/17/25	MSI	PEN	1,002	274,801	283,614	8,813	—
Philippine Peso,
Expiring 09/17/25	BOA	PHP	17,180	299,880	300,557	677	—
Expiring 09/17/25	BOA	PHP	13,685	238,000	239,399	1,399	—
Expiring 09/17/25	CITI	PHP	23,874	414,120	417,655	3,535	—
Expiring 09/17/25	CITI	PHP	17,215	307,595	301,165	—	(6,430)
Expiring 09/17/25	CITI	PHP	13,891	243,000	243,013	13	—
Expiring 09/17/25	SSB	PHP	13,861	243,000	242,481	—	(519)
South African Rand,
Expiring 09/17/25	BARC	ZAR	5,772	323,747	326,827	3,080	—
South Korean Won,
Expiring 09/17/25	CITI	KRW	1,278,160	941,000	920,802	—	(20,198)
Expiring 09/17/25	MSI	KRW	887,244	643,000	639,181	—	(3,819)
Thai Baht,
Expiring 09/17/25	CITI	THB	5,058	155,000	156,339	1,339	—
Expiring 09/17/25	HSBC	THB	12,601	391,500	389,502	—	(1,998)
Expiring 09/17/25	HSBC	THB	12,569	391,500	388,534	—	(2,966)

				$24,049,453	$24,019,502	140,282	(170,233)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 09/03/25	GSI	BRL	7,011	$1,287,572	$1,292,065	$—	$(4,493)
British Pound,
Expiring 10/22/25	MSI	GBP	100	132,830	135,214	—	(2,384)
Expiring 10/22/25	TD	GBP	773	1,036,569	1,045,443	—	(8,874)
Chinese Renminbi,
Expiring 09/17/25	BOA	CNH	6,505	905,000	914,811	—	(9,811)
Expiring 09/17/25	CITI	CNH	14,926	2,092,802	2,099,150	—	(6,348)
Expiring 09/17/25	CITI	CNH	6,136	856,000	863,003	—	(7,003)
Expiring 09/17/25	CITI	CNH	5,754	806,000	809,301	—	(3,301)

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Forward foreign currency exchange contracts outstanding at August 31, 2025 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 09/17/25	JPM	CNH	1,368	$191,000	$192,403	$—	$(1,403)
Expiring 09/17/25	SSB	CNH	4,270	596,000	600,557	—	(4,557)
Colombian Peso,
Expiring 09/17/25	CITI	COP	1,843,165	438,000	457,995	—	(19,995)
Expiring 09/17/25	CITI	COP	845,645	209,000	210,128	—	(1,128)
Expiring 09/17/25	TD	COP	866,323	215,000	215,267	—	(267)
Czech Koruna,
Expiring 10/22/25	BARC	CZK	15,862	751,234	759,791	—	(8,557)
Euro,
Expiring 10/22/25	BARC	EUR	4,472	5,228,720	5,249,586	—	(20,866)
Expiring 10/22/25	DB	EUR	3,332	3,923,170	3,911,244	11,926	—
Expiring 10/22/25	JPM	EUR	4,384	5,161,052	5,145,804	15,248	—
Expiring 10/22/25	SSB	EUR	4,472	5,252,018	5,249,584	2,434	—
Expiring 10/22/25	SSB	EUR	339	393,000	398,265	—	(5,265)
Expiring 10/22/25	TD	EUR	32	36,975	37,640	—	(665)
Indian Rupee,
Expiring 09/17/25	JPM	INR	63,932	734,000	724,070	9,930	—
Indonesian Rupiah,
Expiring 09/17/25	BARC	IDR	5,064,127	309,600	307,610	1,990	—
Expiring 09/17/25	BOA	IDR	3,374,640	206,400	204,986	1,414	—
Expiring 09/17/25	CITI	IDR	6,720,336	413,000	408,213	4,787	—
Expiring 09/17/25	CITI	IDR	4,665,450	285,000	283,393	1,607	—
Expiring 09/17/25	CITI	IDR	4,027,143	246,000	244,621	1,379	—
Expiring 09/17/25	DB	IDR	5,945,178	363,000	361,128	1,872	—
Expiring 09/17/25	HSBC	IDR	5,623,523	344,000	341,590	2,410	—
Expiring 09/17/25	JPM	IDR	4,014,228	246,000	243,836	2,164	—
Expiring 09/17/25	MSI	IDR	3,942,422	242,000	239,475	2,525	—
Expiring 09/17/25	MSI	IDR	3,902,400	240,000	237,043	2,957	—
Mexican Peso,
Expiring 09/17/25	BOA	MXN	4,216	217,000	225,481	—	(8,481)
Expiring 09/17/25	DB	MXN	4,211	217,000	225,233	—	(8,233)
Expiring 09/17/25	DB	MXN	3,574	186,000	191,129	—	(5,129)
Expiring 09/17/25	MSI	MXN	2,549	133,000	136,342	—	(3,342)
New Taiwanese Dollar,
Expiring 09/17/25	BARC	TWD	10,607	363,000	347,601	15,399	—
Expiring 09/17/25	CITI	TWD	29,266	996,464	959,102	37,362	—
Expiring 09/17/25	CITI	TWD	10,583	363,000	346,828	16,172	—
Peruvian Nuevo Sol,
Expiring 09/17/25	CITI	PEN	1,693	475,000	478,990	—	(3,990)
Singapore Dollar,
Expiring 09/17/25	BOA	SGD	997	781,500	778,381	3,119	—
Expiring 09/17/25	BOA	SGD	714	559,343	557,140	2,203	—
Expiring 09/17/25	BOA	SGD	345	269,000	269,532	—	(532)
Expiring 09/17/25	GSI	SGD	1,305	1,021,750	1,018,794	2,956	—
Expiring 09/17/25	JPM	SGD	997	781,500	778,221	3,279	—
Expiring 09/17/25	MSI	SGD	647	503,250	505,235	—	(1,985)
Expiring 09/17/25	SSB	SGD	218	169,000	169,806	—	(806)
South African Rand,
Expiring 09/17/25	GSI	ZAR	3,513	194,000	198,941	—	(4,941)
South Korean Won,
Expiring 09/17/25	MSI	KRW	2,015,336	1,498,625	1,451,872	46,753	—
Thai Baht,
Expiring 09/17/25	CITI	THB	41,985	1,301,169	1,297,826	3,343	—
Expiring 09/17/25	CITI	THB	11,261	348,000	348,079	—	(79)
Expiring 09/17/25	CITI	THB	9,839	303,000	304,150	—	(1,150)
Expiring 09/17/25	CITI	THB	5,958	183,000	184,167	—	(1,167)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 245

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Forward foreign currency exchange contracts outstanding at August 31, 2025 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 09/17/25	JPM	THB	6,011	$185,000	$185,803	$—	$(803)
Expiring 09/17/25	MSI	THB	8,303	257,000	256,652	348	—

				$44,446,543	$44,398,521	193,577	(145,555)

						$333,859	$(315,788)

Credit default swap agreements outstanding at August 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at August 31, 2025(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):

Bank of America Corp.	12/20/25	1.000	%(Q)		1,275	0.227%	$5,636	$3,145	$2,491	CITI
Bank of America Corp.	12/20/25	1.000	%(Q)		350	0.227%	1,547	764	783	GSI
Barclays Bank PLC	06/20/26	1.000	%(Q)	EUR	445	0.313%	3,950	2,843	1,107	GSI
Citigroup, Inc.	12/20/25	1.000	%(Q)		350	0.237%	1,537	774	763	GSI
Commerzbank AG	12/20/25	1.000	%(Q)	EUR	300	0.152%	1,640	933	707	BARC
Hellenic Republic	06/20/27	1.000	%(Q)		95	0.174%	1,576	1,196	380	BARC
Hellenic Republic	12/20/27	1.000	%(Q)		70	0.225%	1,352	1,021	331	BARC
Kingdom of Norway	12/20/25	—	%(Q)		860	0.038%	(102)	(272)	170	BARC
Morgan Stanley	12/20/25	1.000	%(Q)		350	0.219%	1,557	764	793	GSI
Petroleos Mexicanos	03/23/26	4.100	%(M)		800	*	8,771	—	8,771	GSI
Petroleos Mexicanos	05/07/26	4.750	%(M)		924	*	18,956	(200)	19,156	GSI
Republic of France	06/20/35	0.250	%(Q)		180	0.697%	(6,405)	(6,230)	(175)	BARC
SoftBank Group Corp.	06/20/26	1.000	%(Q)		375	1.013%	721	(2,066)	2,787	GSI
U.S. Treasury Notes	12/20/25	0.250	%(Q)	EUR	620	0.126%	647	(1,129)	1,776	BARC
UnitedHealth Group, Inc.	06/20/26	1.000	%(Q)		230	0.195%	1,949	1,331	618	GSI

							$43,332	$2,874	$40,458

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2025(4)	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.IG.44.V1	06/20/30	1.000	%(Q)	24,019	0.509%	$510,506	$567,365	$56,859

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at August 31, 2025:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP 140	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.967%	$(563)	$10,178	$10,741
GBP 120	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 3.967%	5,330	27,881	22,551
5,700	05/11/26	4.750%(A)	1 Day SOFR(2)(A)/ 4.340%	18,984	37,522	18,538
12,230	05/17/26	4.669%(A)	1 Day SOFR(1)(A)/ 4.340%	—	(72,412)	(72,412)
10,735	08/27/26	3.809%(T)	1 Day SOFR(2)(T)/ 4.340%	—	2,663	2,663
730	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 4.340%	48	(8,551)	(8,599)
6,640	05/13/27	4.497%(A)	1 Day SOFR(2)(A)/ 4.340%	1,402	113,219	111,817
4,135	05/13/29	4.253%(A)	1 Day SOFR(1)(A)/ 4.340%	(3,255)	(135,933)	(132,678)
2,710	12/20/44	3.995%(A)	1 Day SOFR(2)(A)/ 4.340%	—	(32,892)	(32,892)
670	12/16/49	3.805%(A)	1 Day SOFR(2)(A)/ 4.340%	(4,692)	(33,113)	(28,421)
370	05/11/54	1.350%(A)	1 Day SOFR(1)(A)/ 4.340%	161,235	175,747	14,512
3,540	12/14/54	3.136%(A)	1 Day SOFR(1)(A)/ 4.340%	50,854	128,627	77,773
590	12/16/54	3.719%(A)	1 Day SOFR(1)(A)/ 4.340%	4,480	39,346	34,866
2,065	12/20/54	3.825%(A)	1 Day SOFR(1)(A)/ 4.340%	—	98,327	98,327
1,060	01/15/55	4.130%(A)	1 Day SOFR(1)(A)/ 4.340%	(19,089)	(7,614)	11,475

				$214,734	$342,995	$128,261

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 247

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Total return swap agreements outstanding at August 31, 2025:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day SOFR -54bps(Q)/ 3.800%	JPM	09/19/25	(1,656)	$1,313	$—	$1,313
U.S. Treasury Bond(T)	1 Day USOIS +25bps(T)/ 4.580%	JPM	02/13/26	2,270	(6,683)	—	(6,683)

					$(5,370)	$—	$(5,370)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$12,771	$(9,897)	$41,946	$(6,858)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$747,269
JPS	—	2,664,380

Total	$—	$3,411,649

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles.	$—	$5,290,299	$—
Collateralized Loan Obligations	—	63,339,327	—
Consumer Loans.	—	6,888,817	—
Credit Cards	—	1,006,282	—
Home Equity Loans	—	10,569,958	—
Other	—	4,120,387	—
Student Loan	—	353,614	—
Commercial Mortgage-Backed Securities	—	45,730,145	—
Corporate Bonds	—	156,473,984	—
Floating Rate and Other Loans.	—	1,597,480	—
Municipal Bonds	—	1,213,847	—
Residential Mortgage-Backed Securities	—	26,496,091	—
Sovereign Bonds	—	6,850,538	—
U.S. Government Agency Obligations	—	113,706,556	—
U.S. Treasury Obligations.	—	51,259,695	—

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Affiliated Exchange-Traded Funds	$29,822,812	$—	$—
Common Stock	—	13,767	—
Warrants	—	388	—
Short-Term Investments
Affiliated Mutual Fund	26,601,600	—	—
Options Purchased	238	10,872	—

Total	$56,424,650	$494,922,047	$—

Liabilities
Options Written	$(113)	$(70,988)	$—

Other Financial Instruments*
Assets
Futures Contracts	$579,035	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	333,859	—
Centrally Cleared Credit Default Swap Agreement	—	56,859	—
OTC Credit Default Swap Agreements	—	49,839	—
Centrally Cleared Interest Rate Swap Agreements	—	403,263	—
OTC Total Return Swap Agreement	—	1,313	—

Total	$579,035	$845,133	$—

Liabilities
Futures Contracts	$(4,595)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(315,788)	—
OTC Credit Default Swap Agreements	—	(6,507)	—
Centrally Cleared Interest Rate Swap Agreements	—	(275,002)	—
OTC Total Return Swap Agreement	—	(6,683)	—

Total	$(4,595)	$(603,980)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

U.S. Government Agency Obligations	21.5%
Collateralized Loan Obligations	11.9
U.S. Treasury Obligations	9.7
Commercial Mortgage-Backed Securities	8.6
Banks	6.9
Affiliated Exchange-Traded Funds	5.6
Affiliated Mutual Fund	5.0
Residential Mortgage-Backed Securities	5.0
Pipelines	2.1
Oil & Gas	2.1
Home Equity Loans	2.0
Real Estate Investment Trusts (REITs)	1.6
Electric	1.4
Consumer Loans	1.3
Sovereign Bonds	1.3
Agriculture	1.2
Telecommunications	1.2
Foods	1.2
Auto Manufacturers	1.2
Automobiles	1.0
Healthcare-Services	1.0
Aerospace & Defense	0.8
Other	0.8
Media	0.7

Lodging	0.5%
Leisure Time	0.5
Pharmaceuticals	0.5
Semiconductors	0.4
Retail	0.4
Diversified Financial Services	0.4
Chemicals	0.4
Insurance	0.4
Building Materials	0.4
Auto Parts & Equipment	0.3
Mining	0.3
Commercial Services	0.3
Engineering & Construction	0.3
Machinery-Diversified	0.3
Airlines	0.3
Healthcare-Products	0.3
Home Builders	0.2
Entertainment	0.2
Municipal Bonds	0.2
Packaging & Containers	0.2
Holding Companies-Diversified	0.2
Software	0.2
Credit Cards	0.2
Shipbuilding	0.2

See Notes to Financial Statements.

PGIM Fixed Income ETFs 249

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Industry Classification (continued):

Computers	0.2%
Iron/Steel	0.2
Transportation	0.2
Internet	0.2
Trucking & Leasing	0.1
Office/Business Equipment	0.1
Apparel	0.1
Real Estate	0.1
Student Loan	0.1
Housewares	0.1
Gas	0.0	*
Biotechnology	0.0	*
Coal	0.0	*
Household Products/Wares	0.0	*

Home Furnishings	0.0	*%
Beverages	0.0	*
Environmental Control	0.0	*
Interactive Media & Services	0.0	*
Options Purchased	0.0	*

	104.1
Options Written	(0.0	)*
Liabilities in excess of other assets	(4.1)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$ 56,859*		—	$—
Credit contracts	Premiums paid for OTC swap agreements	12,771		Premiums received for OTC swap agreements	9,897
Credit contracts	Unaffiliated investments	1,734		Options written outstanding, at value	16,936
Credit contracts	Unrealized appreciation on OTC swap agreements	40,633		Unrealized depreciation on OTC swap agreements Options written outstanding,	175
Foreign exchange contracts	Unaffiliated investments	949		at value	48,219
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	333,859		Unrealized depreciation on OTC forward foreign currency exchange contracts	315,788
Interest rate contracts	Due from/to broker-variation margin futures	579,035	*	Due from/to broker-variation margin futures	4,595	*
Interest rate contracts	Due from/to broker-variation margin swaps	403,263	*	Due from/to broker-variation margin swaps	275,002	*
Interest rate contracts	Unaffiliated investments	8,427		Options written outstanding, at value	5,946
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,313		Unrealized depreciation on OTC swap agreements	6,683

		$1,438,843			$683,241

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$29,910	$—	$—	$313,497
Foreign exchange contracts	(64,475)	269,499	—	(1,339,777)	—
Interest rate contracts	(2,022)	39,171	(1,647,505)	—	(208,896)

Total	$(66,497)	$338,580	$(1,647,505)	$(1,339,777)	$104,601

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(19,258)	$8,728	$—	$—	$(83,076)
Foreign exchange contracts	(11,120)	28,216	—	480,920	—
Interest rate contracts	772	(5,655)	699,951	—	254,237

Total	$(29,606)	$31,289	$699,951	$480,920	$171,161

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Purchased (1)	$ 19,500
Options Written (2)	35,265,212
Futures Contracts - Long Positions (2)	105,773,992
Futures Contracts - Short Positions (2)	5,625,761
Forward Foreign Currency Exchange Contracts - Purchased (3)	18,566,338
Forward Foreign Currency Exchange Contracts - Sold (3)	38,055,143
Cross Currency Exchange Contracts (4)	208,988
Interest Rate Swap Agreements (2)	65,503,015
Credit Default Swap Agreements - Buy Protection (2)	383,434
Credit Default Swap Agreements - Sell Protection (2)	31,024,298
Total Return Swap Agreements (2)	4,460,250

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$30,208	$(44,095)	$(13,887)	$—	$(13,887)
BNP	1,914	(620)	1,294	—	1,294

See Notes to Financial Statements.

PGIM Fixed Income ETFs 251

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BOA	$8,886	$(31,853)	$(22,967)	$—	$(22,967)
CITI	100,869	(147,145)	(46,276)	—	(46,276)
DB	16,750	(32,218)	(15,468)	—	(15,468)
GSI	97,217	(12,419)	84,798	—	84,798
HSBC	22,634	(11,334)	11,300	—	11,300
JPM	42,796	(47,864)	(5,068)	—	(5,068)
MSI	75,740	(46,167)	29,573	—	29,573
SSB	2,434	(20,010)	(17,576)	—	(17,576)
TD	—	(9,806)	(9,806)	—	(9,806)

	$399,448	$(403,531)	$(4,083)	$—	$(4,083)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $492,388,669)	$494,922,285
Affiliated investments (cost $56,276,756)	56,424,412
Foreign currency, at value (cost $1,331,218)	1,331,370
Receivable for investments sold	3,709,112
Dividends and interest receivable	3,671,426
Unrealized appreciation on OTC forward foreign currency exchange contracts	333,859
Due from broker—variation margin swaps	56,761
Unrealized appreciation on OTC swap agreements	41,946
Tax reclaim receivable	14,639
Premiums paid for OTC swap agreements	12,771

Total Assets	560,518,581

Liabilities

Payable for investments purchased	30,343,246
Unrealized depreciation on OTC forward foreign currency exchange contracts	315,788
Management fee payable	208,349
Due to broker—variation margin futures	145,494
Options written outstanding, at value (premiums received $102,390)	71,101
Premiums received for OTC swap agreements	9,897
Unrealized depreciation on OTC swap agreements	6,858

Total Liabilities	31,100,733

Net Assets	$529,417,848

Net assets were comprised of:
Common stock, at par	$12,625
Paid-in capital in excess of par	536,380,415
Total distributable earnings (loss)	(6,975,192)

Net assets, August 31, 2025	$529,417,848

Net asset value, offering price and redemption price per share.
($529,417,848 ÷ 12,625,000 shares of common stock issued and outstanding)	$41.93

See Notes to Financial Statements.

PGIM Fixed Income ETFs 253

PGIM Total Return Bond ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$20,172,189
Affiliated dividend income	1,437,173

Total income	21,609,362

Expenses
Management fee	1,959,099
Less: Fee waiver and/or expense reimbursement	(55,198)

Net expenses	1,903,901

Net investment income (loss)	19,705,461

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(413,791)
Affiliated net capital gain distributions received	5,259
Futures transactions	(1,647,505)
Forward and cross currency contract transactions	(1,339,777)
Options written transactions	338,580
Swap agreement transactions	104,601
Foreign currency transactions	(71,197)

(3,023,830)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $147,656)	357,502
Futures	699,951
Forward and cross currency contracts	480,920
Options written	31,289
Swap agreements	171,161
Foreign currencies	9,128

1,749,951

Net gain (loss) on investment and foreign currency transactions	(1,273,879)

Net Increase (Decrease) In Net Assets Resulting From Operations	$18,431,582

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$19,705,461	$9,053,843

Net realized gain (loss) on investment and foreign currency transactions	(3,029,089)	814,389

Affiliated net capital gain distributions received	5,259	—

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,749,951	7,473,755

Net increase (decrease) in net assets resulting from operations	18,431,582	17,341,987

Dividends and Distributions

Distributions from distributable earnings	(18,918,570)	(8,478,904)

Fund share transactions

Net proceeds from shares sold (6,325,000 and 4,825,000 shares, respectively)	262,572,169	198,605,710

Cost of shares purchased (300,000 and 750,000 shares, respectively)	(12,425,696)	(31,005,125)

Net increase (decrease) in net assets from Fund share transactions	250,146,473	167,600,585

Total increase (decrease)	249,659,485	176,463,668

Net Assets:

Beginning of year	279,758,363	103,294,695

End of year	$529,417,848	$279,758,363

See Notes to Financial Statements.

PGIM Fixed Income ETFs 255

PGIM Total Return Bond ETF

Financial Highlights

	Year Ended August 31,				December 02, 2021(a) through August 31, 2022
	2025	2024	2023

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$42.39	$40.91	$42.94		$50.00

Income (loss) from investment operations:

Net investment income (loss)	2.04	2.09	1.81		0.86

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)	1.44	(1.72	)(c)	(7.23)

Total from investment operations	1.57	3.53	0.09		(6.37)

Less Dividends and Distributions:

Dividends from net investment income	(2.03)	(2.05)	(2.12)		(0.69)

Net asset value, end of period	$41.93	$42.39	$40.91		$42.94

Total Return(d):	3.85%	8.97%	0.27%		(12.81)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$529,418	$279,758	$103,295		$95,539

Average net assets (000)	$399,833	$177,863	$87,917		$67,327

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	0.48%	0.48%	0.49%		0.49	%(f)

Expenses before waivers and/or expense reimbursement	0.49%	0.49%	0.49%		0.49	%(f)

Net investment income (loss)	4.93%	5.09%	4.38%		2.54	%(f)

Portfolio turnover rate(g)(h)	109%	114%	194%		150%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 80.1%

ASSET-BACKED SECURITIES 19.7%

Automobiles 2.1%

ARI Fleet Lease Trust,
Series 2024-A, Class A2, 144A	5.300%	11/15/32	4,003	$4,026,014
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-01A, Class A, 144A	3.830	08/21/28	35,000	34,707,008
Series 2022-03A, Class A, 144A	4.620	02/20/27	35,000	35,018,711
Series 2023-03A, Class A, 144A	5.440	02/22/28	20,000	20,268,936
Series 2023-07A, Class A, 144A	5.900	08/21/28	6,650	6,823,990
Enterprise Fleet Financing LLC,
Series 2022-03, Class A2, 144A	4.380	07/20/29	98	97,945
Series 2023-01, Class A2, 144A	5.510	01/22/29	1,508	1,512,436
Series 2023-02, Class A2, 144A	5.560	04/22/30	3,215	3,235,896
Series 2023-03, Class A2, 144A	6.400	03/20/30	7,545	7,658,253
Series 2024-01, Class A2, 144A	5.230	03/20/30	3,968	3,999,112
Ford Credit Auto Owner Trust,
Series 2021-02, Class A, 144A	1.530	05/15/34	35,000	33,894,879
Ford Credit Floorplan Master Owner Trust,
Series 2023-01, Class A1, 144A	4.920	05/15/28	17,100	17,179,589
GMF Floorplan Owner Revolving Trust,
Series 2024-03A, Class A1, 144A	4.680	11/15/28	25,000	25,140,018
OneMain Direct Auto Receivables Trust,
Series 2023-01A, Class A, 144A	5.410	11/14/29	17,100	17,248,832
Toyota Auto Loan Extended Note Trust,
Series 2021-01A, Class A, 144A	1.070	02/27/34	56,600	55,727,828

				266,539,447

Collateralized Loan Obligations 17.2%

AGL CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1R, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.373(c)	10/20/34	50,000	50,125,000
Series 2022-22A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.515(c)	01/20/37	50,000	50,153,765
Apidos CLO (Cayman Islands),
Series 2013-12A, Class ARR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	5.398(c)	04/15/31	4,946	4,947,777
ARES CLO Ltd. (Cayman Islands),
Series 2017-44A, Class A1RR, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	5.424(c)	04/15/34	50,000	50,081,065
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-17A, Class AR, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	5.385(c)	10/20/34	42,500	42,517,293
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.068(c)	07/15/30	2,331	2,330,738
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-02A, Class A1R, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	5.455(c)	01/20/35	24,070	24,082,420
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	5.597(c)	10/20/31	15,071	15,094,973
Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class ARR, 144A, 3 Month SOFR + 0.930% (Cap N/A, Floor 0.930%)	5.115(c)	05/17/31	19,298	19,295,394
Series 2020-18A, Class ARR, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	5.463(c)	10/15/36	50,000	50,084,215
Series 2021-21A, Class AR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	5.468(c)	07/15/34	38,000	38,066,530
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2021-23A, Class A1R, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.418(c)	04/25/34	40,000	40,036,328
BlueMountain CLO Ltd. (Cayman Islands),
Series 2018-22A, Class A1, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	5.659(c)	07/15/31	5,420	5,419,699
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 0.000%)	5.649(c)	07/15/31	10,259	10,258,221
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	5.579(c)	07/15/30	7,260	7,267,077
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.554(c)	04/17/31	843	843,227
Series 2015-05A, Class A1R3, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.425(c)	01/20/32	13,016	13,023,287

See Notes to Financial Statements.

PGIM Fixed Income ETFs 257

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

CarVal CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR2, 144A, 3 Month SOFR + 1.020% (Cap N/A, Floor 1.020%)	5.345%(c)	04/20/32	44,205	$44,208,482
CBAM Ltd. (Cayman Islands),
Series 2018-07A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	5.687(c)	07/20/31	4,372	4,374,067
CIFC Funding Ltd. (Cayman Islands),
Series 2017-04A, Class A1R, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)	5.530(c)	10/24/30	7,852	7,857,388
Series 2021-07A, Class AR, 144A	— (p)	01/23/35	50,000	50,000,000
Clover CLO LLC,
Series 2021-03A, Class AR, 144A, 3 Month SOFR + 1.070% (Cap N/A, Floor 1.070%)	5.388(c)	01/25/35	16,000	16,000,656
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class A1RR, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	5.489(c)	10/20/34	50,000	50,085,145
Series 2020-30A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.605(c)	01/20/34	22,000	22,027,324
CQS US CLO Ltd. (Cayman Islands),
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.525(c)	01/20/35	11,225	11,250,593
Elevation CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1R, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	5.378(c)	07/15/34	62,500	62,476,244
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-25A, Class A1RR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	5.370(c)	04/25/36	54,000	54,000,000
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	5.765(c)	10/20/31	2,742	2,746,228
Highbridge Loan Management Ltd. (Cayman Islands),
Series 05A-2015, Class A1R3, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	5.378(c)	10/15/30	21,096	21,100,398
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R3, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	5.445(c)	04/20/34	50,000	50,073,355
ICG US CLO Ltd. (Cayman Islands),
Series 2020-01A, Class ARR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.425(c)	01/20/35	50,000	50,000,000
Jamestown CLO Ltd. (Cayman Islands),
Series 2016-09A, Class A1R3, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	5.436(c)	07/25/34	50,000	50,082,520
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.525(c)	04/20/32	6,365	6,365,126
Series 2019-14A, Class A1RR, 144A, 3 Month SOFR + 1.040% (Cap N/A, Floor 1.040%)	5.365(c)	10/20/34	40,000	40,040,000
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 0.000%)	5.555(c)	10/20/31	13,122	13,135,029
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	5.759(c)	01/15/31	245	244,918
Series 18, Class AR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	5.531(c)	07/18/30	1,784	1,783,540
Series 2022-41A, Class A1, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.648(c)	04/15/35	50,000	50,108,205
LCM Ltd. (Cayman Islands),
Series 31A, Class AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.605(c)	07/20/34	10,000	10,009,440
Series 34A, Class A1R, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	5.507(c)	10/20/34	40,000	40,069,988
Series 39A, Class A1R, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.658(c)	10/15/34	50,000	50,129,790
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	5.527(c)	10/21/30	12,442	12,446,989
Series 2016-24A, Class AR2, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	5.445(c)	10/20/29	2,132	2,133,087
Series 2020-45A, Class ARR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	5.398(c)	07/15/34	17,000	16,998,975
Series 2021-38A, Class X, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 1.212%)	5.534(c)	07/17/34	808	807,680
Series 2021-48A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)	5.737(c)	04/19/33	13,502	13,525,737
Marathon CLO Ltd. (Cayman Islands),
Series 2021-16A, Class A1AR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	5.428(c)	04/15/34	50,000	50,028,800
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	5.582(c)	10/12/30	4,005	4,008,746
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1RR, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	5.369(c)	06/20/34	52,000	52,052,000
Series 2018-12BA, Class AR, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.508(c)	06/15/31	10,039	10,049,956
Octagon Ltd. (Cayman Islands),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	5.585(c)	07/21/35	50,000	50,109,030
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1T, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 0.868%)	5.452(c)	04/17/31	4,255	4,257,597
Series 2014-09A, Class A1A4, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.525(c)	10/20/31	12,746	12,759,310

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1A5, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	5.265%(c)	05/21/34	25,000	$25,011,235
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A1AR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.418(c)	04/15/31	6,232	6,231,631
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	5.368(c)	10/15/32	7,242	7,245,964
Series 2024-02A, Class A1N, 144A, 3 Month SOFR + 1.000% (Cap N/A, Floor 1.000%)	5.318(c)	01/15/33	20,832	20,856,792
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	5.729(c)	07/15/31	1,544	1,546,723
Regatta Funding Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.518(c)	01/15/33	27,858	27,888,173
Rockford Tower CLO Ltd,
Series 2017-02A, Class AR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	5.599(c)	10/15/29	1,494	1,494,464
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 0.000%)	5.777(c)	10/20/30	2,826	2,827,443
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	5.415(c)	01/20/36	60,500	60,557,862
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month SOFR + 1.140% (Cap N/A, Floor 1.140%)	5.458(c)	07/25/31	23,649	23,659,845
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	5.617(c)	04/20/31	5,439	5,438,062
RR Ltd. (Cayman Islands),
Series 2021-17A, Class A1AR, 144A	— (p)	07/15/34	40,000	40,000,000
Saratoga Investment Corp. CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R4, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.625(c)	04/20/33	12,390	12,403,766
Sculptor CLO Ltd. (Cayman Islands),
Series 28A, Class AR, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	5.385(c)	01/20/35	40,000	39,960,000
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.262%)	5.603(c)	05/07/31	2,557	2,556,730
Series 2015-07RA, Class ARR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	5.418(c)	07/15/31	22,463	22,479,352
Silver Rock CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AR, 144A, 3 Month SOFR + 1.040% (Cap N/A, Floor 1.040%)	5.365(c)	01/20/35	41,750	41,766,800
Sixth Street CLO Ltd. (Cayman Islands),
Series 2017-08A, Class A1R2, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	5.475(c)	10/20/34	46,500	46,558,818
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	5.651(c)	10/23/31	4,139	4,139,451
Series 2018-03A, Class A1AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.614(c)	10/26/31	13,870	13,887,422
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.030% (Cap N/A, Floor 1.030%)	5.355(c)	01/20/32	30,136	30,140,208
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R3, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 0.000%)	5.464(c)	10/29/34	35,000	35,044,499
Series 2020-01A, Class A1R3, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 0.000%)	5.375(c)	04/20/34	25,000	25,010,015
TIAA CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month SOFR + 1.140% (Cap N/A, Floor 1.140%)	5.465(c)	01/20/32	10,385	10,396,802
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1L2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	5.691(c)	10/18/31	539	539,228
Series 2019-11A, Class A1RR, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	5.508(c)	07/15/34	50,000	50,043,500
Venture CLO Ltd. (Cayman Islands),
Series 2017-28AA, Class A1RR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	5.435(c)	10/20/34	30,000	30,026,694
Series 2018-34A, Class AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.598(c)	10/15/31	12,314	12,334,534
Series 2019-37A, Class A1RR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.568(c)	07/15/32	28,638	28,683,901
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.550(c)	04/25/31	713	713,998
Series 2013-03A, Class A1RR, 144A, 3 Month SOFR + 1.411% (Cap N/A, Floor 1.150%)	5.740(c)	10/18/31	8,204	8,214,210
Series 2014-01A, Class AAR2, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.000%)	5.581(c)	04/18/31	322	322,217
Series 2016-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	5.657(c)	01/20/31	4,688	4,687,704
Series 2016-03A, Class A1R2, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	5.479(c)	10/18/31	8,355	8,361,477
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-XA, Class A1R2, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	5.445(c)	07/20/32	40,504	40,535,854
Series 2020-01A, Class A1AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.518(c)	04/15/33	26,539	26,578,063
Series 2021-03A, Class AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.519(c)	01/15/35	40,000	40,091,208

See Notes to Financial Statements.

PGIM Fixed Income ETFs 259

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Whitebox CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1R, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	5.588%(c)	10/15/35	16,100	$16,135,420

				2,135,343,417

Consumer Loans 0.3%

OneMain Financial Issuance Trust,
Series 2023-02A, Class A1, 144A	5.840	09/15/36	34,900	35,696,202

Home Equity Loans 0.1%

JPMorgan Mortgage Trust,
Series 2024-HE02, Class A1, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 0.000%)	5.545(c)	10/20/54	6,066	6,071,769
RCKT Mortgage Trust,
Series 2024-CES03, Class A1A, 144A	6.591(cc)	05/25/44	7,030	7,142,976

				13,214,745

TOTAL ASSET-BACKED SECURITIES (cost $2,443,243,967)				2,450,793,811

CERTIFICATES OF DEPOSIT 2.8%
Bank of America NA,
SOFR + 0.340%	4.700(c)	04/27/26	25,000	25,015,996
SOFR + 0.350%	4.710(c)	10/27/25	14,500	14,505,320
Bank of Montreal,
SOFR + 0.390%	4.730(c)	08/20/26	17,000	17,004,561
SOFR + 0.400%	4.740(c)	08/28/26	15,000	15,001,736
Bank of Nova Scotia, SOFR + 0.350% (Cap N/A, Floor 0.000%)	4.690(c)	10/24/25	25,000	25,008,010
BNP Paribas SA	4.600	02/17/26	26,700	26,731,324
BNP Paribas SA, SOFR + 0.370%	4.710(c)	09/08/25	35,000	35,002,713
Canadian Imperial Bank of Commerce,
SOFR + 0.350% (Cap N/A, Floor 0.000%)	4.690(c)	11/21/25	31,000	31,018,575
SOFR + 0.400% (Cap N/A, Floor 0.000%)	4.740(c)	08/03/26	35,000	35,027,713
SOFR + 0.430%	4.770(c)	05/08/26	17,500	17,522,703
Credit Agricole Corporate & Investment Bank, SOFR + 0.810%	5.150(c)	06/07/27	10,000	10,087,359
Natixis SA, SOFR + 0.620%	4.960(c)	10/29/26	10,000	10,029,371
Nordea Bank Abp,
SOFR + 0.320%	4.660(c)	06/29/26	30,000	30,012,123
SOFR + 0.320%	4.660(c)	07/23/26	30,000	30,010,827
Toronto-Dominion Bank (The), SOFR + 0.350%	4.690(c)	07/06/26	25,000	25,006,330

TOTAL CERTIFICATES OF DEPOSIT (cost $346,684,865)				346,984,661

COMMERCIAL MORTGAGE-BACKED SECURITIES 9.0%
3650R Commercial Mortgage Trust,
Series 2021-PF01, Class A1	1.122	11/15/54	2,160	2,115,733
BANK,
Series 2017-BNK04, Class A3	3.362	05/15/50	27,747	27,393,075
Series 2017-BNK05, Class A4	3.131	06/15/60	20,332	20,020,839
Series 2017-BNK08, Class A3	3.229	11/15/50	17,699	17,422,300
Series 2017-BNK09, Class A3	3.279	11/15/54	2,215	2,173,753
Series 2017-BNK09, Class A4	3.538	11/15/54	20,040	19,639,515
Series 2018-BN10, Class A5	3.688	02/15/61	26,255	25,955,898
Series 2018-BN13, Class A4	3.953	08/15/61	13,500	13,427,694
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3	2.903	07/15/49	1,414	1,405,919
Series 2016-UB10, Class A4	3.170	07/15/49	21,000	20,789,838
BANK5,
Series 2023-05YR1, Class A2	5.779	04/15/56	2,820	2,899,041

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

BANK5, (cont’d.)
Series 2023-05YR1, Class A3	6.260%(cc)	04/15/56	3,193	$3,328,516
Barclays Commercial Mortgage Securities Trust,
Series 2023-05C23, Class A3	6.675(cc)	12/15/56	34,875	37,174,319
Benchmark Mortgage Trust,
Series 2018-B05, Class A2	4.077	07/15/51	522	515,855
Series 2018-B05, Class A3	3.944	07/15/51	5,600	5,564,036
Series 2023-V02, Class A3	5.812(cc)	05/15/55	16,857	17,458,716
Series 2023-V03, Class A3	6.363(cc)	07/15/56	16,734	17,614,799
Series 2024-V08, Class A3	6.189(cc)	07/15/57	11,700	12,415,181
BMO Mortgage Trust,
Series 2023-05C2, Class A3	7.296(cc)	11/15/56	21,175	22,770,564
Series 2024-05C5, Class A3	5.857	02/15/57	20,000	20,971,448
BPR Trust,
Series 2021-TY, Class A, 144A, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)	5.528(c)	09/15/38	10,204	10,207,189
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 144A, 1 Month SOFR + 0.964% (Cap N/A, Floor 0.850%)	5.327(c)	11/15/38	65,025	65,004,912
Series 2021-CIP, Class A, 144A, 1 Month SOFR + 1.035% (Cap N/A, Floor 0.921%)	5.398(c)	12/15/38	50,529	50,513,475
Series 2021-XL02, Class A, 144A, 1 Month SOFR + 0.803% (Cap N/A, Floor 0.689%)	5.166(c)	10/15/38	4,879	4,877,283
Series 2022-LP02, Class A, 144A, 1 Month SOFR + 1.013% (Cap N/A, Floor 1.013%)	5.376(c)	02/15/39	8,377	8,376,968
BX Trust,
Series 2021-ARIA, Class A, 144A, 1 Month SOFR + 1.014% (Cap N/A, Floor 0.899%)	5.377(c)	10/15/36	31,312	31,312,000
Series 2021-LBA, Class AJV, 144A, 1 Month SOFR + 0.914% (Cap N/A, Floor 0.800%)	5.278(c)	02/15/36	9,982	9,979,112
Series 2022-LBA06, Class A, 144A, 1 Month SOFR + 1.000% (Cap N/A, Floor 1.000%)	5.363(c)	01/15/39	74,019	73,995,869
CD Mortgage Trust,
Series 2016-CD2, Class A3	3.248	11/10/49	2,328	2,290,337
Series 2017-CD03, Class A3	3.356	02/10/50	1,127	1,112,149
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A4	3.283	05/10/58	5,600	5,564,898
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3	3.197	08/15/50	1,437	1,408,076
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A4	3.762	06/10/48	1,605	1,576,079
Series 2015-GC33, Class A4	3.778	09/10/58	344	343,247
Series 2016-C01, Class A3	2.944	05/10/49	5,706	5,666,217
Series 2016-C02, Class A3	2.575	08/10/49	14,492	14,293,248
Series 2016-C03, Class A4	3.154	11/15/49	6,597	6,476,708
Series 2016-P04, Class A2	2.450	07/10/49	3,635	3,595,577
Series 2016-P04, Class A3	2.646	07/10/49	10,000	9,869,807
Series 2016-P05, Class A3	2.684	10/10/49	4,836	4,757,574
Series 2016-P06, Class A4	3.458	12/10/49	10,464	10,346,859
Series 2017-C04, Class A3	3.209	10/12/50	1,074	1,049,030
Series 2017-P07, Class A3	3.442	04/14/50	8,185	8,080,870
Series 2017-P08, Class A3	3.203	09/15/50	21,272	20,840,270
Commercial Mortgage Trust,
Series 2012-CR04, Class A3	2.853	10/15/45	90	86,571
Series 2015-CR26, Class A4	3.630	10/10/48	3,363	3,354,629
Series 2015-LC23, Class A4	3.774	10/10/48	6,312	6,299,831
Series 2016-COR01, Class A4	3.091	10/10/49	11,000	10,820,143
Series 2018-COR03, Class A2	3.961	05/10/51	1,590	1,560,847
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A3	3.501	12/15/49	2,851	2,836,301
CSAIL Commercial Mortgage Trust,
Series 2016-C06, Class A5	3.090	01/15/49	14,500	14,351,548
Series 2016-C07, Class A4	3.210	11/15/49	5,382	5,338,624
Series 2017-C08, Class A3	3.127	06/15/50	11,367	11,092,589
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A4	3.276	05/10/49	1,914	1,891,795
Series 2016-C03, Class A4	2.632	08/10/49	6,895	6,807,332
Series 2016-C03, Class A5	2.890	08/10/49	8,353	8,225,461
Series 2017-C06, Class A3	3.269	06/10/50	411	404,090

See Notes to Financial Statements.

PGIM Fixed Income ETFs 261

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

GS Mortgage Securities Trust,
Series 2016-GS02, Class A4	3.050%	05/10/49	14,962	$14,817,618
Series 2016-GS03, Class A3	2.592	10/10/49	18,161	17,912,031
Series 2016-GS04, Class A3	3.178	11/10/49	4,600	4,537,818
Series 2016-GS04, Class A4	3.442(cc)	11/10/49	19,898	19,645,852
Series 2017-GS06, Class A2	3.164	05/10/50	5,211	5,146,523
Series 2017-GS07, Class A3	3.167	08/10/50	32,020	31,299,633
Series 2018-GS09, Class A4	3.992(cc)	03/10/51	12,005	11,874,865
Series 2019-GC38, Class AAB	3.835	02/10/52	1,319	1,310,117
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class A5	3.639	11/15/47	798	781,239
Series 2015-C32, Class A4	3.329	11/15/48	6,386	6,367,893
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class A2	2.882	12/15/49	2,997	2,955,369
Series 2018-C08, Class A3	3.944	06/15/51	4,277	4,252,202
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP01, Class A5	3.914	01/15/49	9,620	9,538,206
Series 2016-JP02, Class ASB	2.713	08/15/49	179	179,105
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A	3.551	07/12/50	2,960	2,903,562
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class A5	3.531	10/15/48	4,795	4,785,666
Series 2015-C27, Class A4	3.753	12/15/47	3,900	3,891,930
Series 2016-C29, Class A4	3.325	05/15/49	11,665	11,554,150
Series 2016-C30, Class A5	2.860	09/15/49	21,635	21,197,022
Series 2016-C31, Class A4	2.840	11/15/49	6,941	6,846,793
Series 2017-C33, Class A4	3.337	05/15/50	17,000	16,740,070
Series 2017-C33, Class A5	3.599	05/15/50	17,840	17,607,063
Morgan Stanley Capital I,
Series 2017-HR02, Class A4	3.587	12/15/50	5,395	5,314,522
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	15,230	14,961,935
Series 2018-L01, Class ASB	4.238(cc)	10/15/51	2,323	2,312,635
MTN Commercial Mortgage Trust,
Series 2022-LPFL, Class A, 144A, 1 Month SOFR + 1.397% (Cap N/A, Floor 1.397%)	5.767(c)	03/15/39	2,230	2,228,606
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)	5.428(c)	01/15/36	17,410	16,891,318
SREIT Trust,
Series 2021-MFP02, Class A, 144A, 1 Month SOFR + 0.936% (Cap N/A, Floor 0.822%)	5.299(c)	11/15/36	14,955	14,950,327
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301	10/15/50	11,843	11,639,802
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC22, Class A4	3.839	09/15/58	105	104,720
Series 2016-BNK01, Class A2	2.399	08/15/49	15,238	14,999,027
Series 2016-C34, Class ASB	2.911	06/15/49	302	301,551
Series 2016-C35, Class A3	2.674	07/15/48	1,657	1,637,636
Series 2016-C36, Class A3	2.807	11/15/59	12,385	12,194,368
Series 2016-NXS05, Class A5	3.372	01/15/59	4,920	4,901,834
Series 2016-NXS06, Class A4	2.918	11/15/49	2,390	2,350,270
Series 2017-C38, Class A4	3.190	07/15/50	10,507	10,334,291
Series 2017-C41, Class A3	3.210	11/15/50	815	797,548
Series 2018-C45, Class A3	3.920	06/15/51	4,842	4,815,387
Series 2024-5C1, Class A3	5.928	07/15/57	58,870	61,825,091

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,102,385,609)				1,114,370,149

COMMERCIAL PAPER 0.7%
BPCE SA, 144A	4.570(s)	10/10/25	47,000	46,765,423

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)

Toronto-Dominion Bank (The), 144A	0.000%	10/10/25	35,000	$34,823,768

TOTAL COMMERCIAL PAPER (cost $81,601,989)				81,589,191

CORPORATE BONDS 46.5%

Aerospace & Defense 0.6%

BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	5.000	03/26/27	10,290	10,408,564

General Dynamics Corp.,
Gtd. Notes	2.625	11/15/27	5,120	4,982,884

RTX Corp.,
Sr. Unsec’d. Notes	3.500	03/15/27	12,000	11,893,647
Sr. Unsec’d. Notes	5.000	02/27/26	8,000	8,017,504
Sr. Unsec’d. Notes	5.750	11/08/26	40,000	40,663,033

				75,965,632

Agriculture 0.9%

Bunge Ltd. Finance Corp.,
Gtd. Notes	4.100	01/07/28	6,000	5,997,865

Cargill, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	02/11/28	45,700	46,359,309
Sr. Unsec’d. Notes, 144A	4.875	10/10/25	14,000	14,003,761

Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.125	04/28/28	30,000	30,045,592
Sr. Unsec’d. Notes	4.750	02/12/27	10,000	10,089,058

				106,495,585

Auto Manufacturers 5.6%

American Honda Finance Corp.,
Sr. Unsec’d. Notes	4.750	01/12/26	9,750	9,759,112
Sr. Unsec’d. Notes, MTN, SOFR + 0.550% (Cap N/A, Floor 0.000%)	4.916(c)	05/11/26	44,000	44,033,097
Sr. Unsec’d. Notes, MTN, SOFR + 0.620% (Cap N/A, Floor 0.000%)	4.980(c)	12/11/26	35,000	35,024,189
Sr. Unsec’d. Notes, MTN, SOFR + 0.820%	5.176(c)	03/03/28	5,000	5,005,985
BMW US Capital LLC (Germany),
Gtd. Notes, 144A	4.150	08/11/27	16,000	15,996,720
Gtd. Notes, 144A	4.650	03/19/27	18,900	19,048,010
Gtd. Notes, 144A	4.750	03/21/28	29,800	30,252,003
Gtd. Notes, 144A, SOFR Index + 0.550%	4.915(c)	04/02/26	20,000	20,024,382
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A	4.300	08/12/27	11,200	11,215,546
Gtd. Notes, 144A	5.000	01/15/27	9,070	9,151,777
Gtd. Notes, 144A	5.150	01/16/26	14,000	14,031,380
Gtd. Notes, 144A, SOFR + 0.840%	5.202(c)	01/13/28	16,600	16,578,088
Gtd. Notes, 144A, SOFR + 0.960%	5.324(c)	09/25/27	24,000	24,062,400
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	1.250	01/08/26	10,000	9,882,296
Sr. Unsec’d. Notes	5.050	04/04/28	17,500	17,781,124
Sr. Unsec’d. Notes	5.400	04/06/26	8,500	8,537,803
Sr. Unsec’d. Notes	5.400	05/08/27	9,375	9,531,415
Sr. Unsec’d. Notes, SOFR Index + 1.050%	5.412(c)	07/15/27	30,000	29,937,313
Sr. Unsec’d. Notes, SOFR Index + 1.170%	5.533(c)	04/04/28	17,500	17,477,993
Sr. Unsec’d. Notes	6.050	10/10/25	20,625	20,651,304
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	4.850	03/25/27	14,400	14,515,726
Sr. Unsec’d. Notes, 144A	4.875	11/01/27	5,000	5,050,266
Sr. Unsec’d. Notes, 144A, SOFR + 1.030%	5.396(c)	09/24/27	9,170	9,190,980
Sr. Unsec’d. Notes, 144A, SOFR + 1.040%	5.404(c)	03/19/27	16,670	16,714,690
Sr. Unsec’d. Notes, 144A, SOFR + 1.040%	5.406(c)	06/24/27	40,000	40,108,658

See Notes to Financial Statements.

PGIM Fixed Income ETFs 263

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A, SOFR + 0.630%	4.997%(c)	07/31/26	13,000	$13,023,790
Gtd. Notes, 144A, SOFR + 0.670%	5.034(c)	01/09/26	13,000	13,011,848
Gtd. Notes, 144A, SOFR + 0.780% (Cap N/A, Floor 0.000%)	5.147(c)	04/01/27	15,000	15,038,700
Gtd. Notes, 144A, SOFR + 0.850%	5.215(c)	11/15/27	15,000	14,989,442
Gtd. Notes, 144A	5.375	11/26/25	8,500	8,518,646
PACCAR Financial Corp.,
Sr. Unsec’d. Notes	4.550	03/03/28	50,000	50,803,027
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes	4.450	05/18/26	15,000	15,020,943
Sr. Unsec’d. Notes, SOFR + 0.770%	5.136(c)	08/07/26	6,000	6,020,951
Sr. Unsec’d. Notes, MTN, SOFR + 0.300%	4.640(c)	02/24/26	13,750	13,753,969
Sr. Unsec’d. Notes, MTN, SOFR Index + 0.450%	4.812(c)	04/10/26	10,000	10,007,653
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	4.950	03/25/27	8,300	8,354,178
Gtd. Notes, 144A	5.050	03/27/28	16,700	16,914,977
Gtd. Notes, 144A	6.000	11/16/26	50,000	50,836,515

				689,856,896

Banks 9.4%

ABN AMRO Bank NV (Netherlands),
Sr. Preferred Notes, 144A	4.718	01/22/27	93,000	93,713,198
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, SOFR + 0.560%	4.923(c)	03/18/26	13,500	13,525,691
Sr. Unsec’d. Notes, 144A, SOFR + 0.810%	5.173(c)	01/18/27	33,600	33,771,017
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN	4.850	07/30/26	50,000	50,026,595
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.780%	5.136(c)	06/04/27	30,000	30,086,052
Banque Federative du Credit Mutuel SA (France),
Sr. Preferred Notes, 144A, SOFR + 1.130%	5.495(c)	01/23/27	10,890	10,960,781
Citigroup, Inc.,
Sr. Unsec’d. Notes	1.122(ff)	01/28/27	74,336	73,323,420
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes	4.423	03/14/28	17,400	17,620,359
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.640%	5.000(c)	03/14/28	20,700	20,779,051
Cooperatieve Rabobank UA (Netherlands),
Sr. Preferred Notes, SOFR Index + 0.620%	4.984(c)	08/28/26	12,920	12,964,070
Sr. Preferred Notes, SOFR Index + 0.710%	5.066(c)	03/05/27	15,000	15,054,584
Sr. Preferred Notes, SOFR Index + 0.710%	5.072(c)	01/09/26	28,500	28,535,417
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes	2.129(ff)	11/24/26	25,000	24,858,053
DNB Bank ASA (Norway),
Sr. Non-Preferred Notes, 144A	5.896(ff)	10/09/26	25,000	25,030,670
Federation des Caisses Desjardins du Quebec (Canada),
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.630%	4.996(c)	01/27/27	83,000	82,998,846
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.292(ff)	09/12/26	65,000	64,997,413
Morgan Stanley Bank NA,
Sr. Unsec’d. Notes, SOFR + 0.685%	5.047(c)	10/15/27	30,420	30,478,855
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes	4.966	01/12/26	32,000	32,080,026
Sr. Unsec’d. Notes, 144A, SOFR + 0.600%	4.966(c)	10/26/27	20,000	20,061,442
Sr. Unsec’d. Notes, 144A, SOFR + 0.650%	5.008(c)	12/10/25	14,286	14,302,492
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.500%	4.856(c)	03/06/28	25,000	24,981,872
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A	4.350	05/20/27	29,250	29,452,676
Sr. Unsec’d. Notes, 144A, SOFR + 0.570%	4.935(c)	05/20/27	9,450	9,463,531

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	1.642%(ff)	06/14/27	52,711	$51,600,611
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.789	03/21/28	20,000	20,331,770
Nordea Bank Abp (Finland),
Sr. Preferred Notes, 144A	4.750	09/22/25	10,500	10,500,985
Sr. Preferred Notes, 144A, SOFR + 0.740%	5.104(c)	03/19/27	5,556	5,573,384
Sr. Preferred Notes, 144A, MTN	4.375	03/17/28	24,750	25,012,174
Sr. Preferred Notes, 144A, MTN, SOFR + 0.700%	5.062(c)	03/17/28	20,000	20,062,000
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.525%	4.888(c)	01/20/26	10,000	10,008,264
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.570%	4.936(c)	04/27/26	7,027	7,038,237
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.950%	5.313(c)	01/19/27	20,000	20,138,394
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Preferred Notes, 144A	4.375	06/02/28	35,000	35,339,447
Sr. Preferred Notes, 144A, SOFR + 0.750%	5.114(c)	06/02/28	13,500	13,528,026
State Street Corp.,
Sr. Unsec’d. Notes	4.536	02/28/28	43,400	43,998,902
Sr. Unsec’d. Notes	4.993	03/18/27	22,500	22,850,091
Svenska Handelsbanken AB (Sweden),
Sr. Preferred Notes, 144A	4.375	05/23/28	14,000	14,149,447
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN	4.574	06/02/28	22,500	22,764,580
Sr. Unsec’d. Notes, MTN, SOFR + 0.910%	5.274(c)	06/02/28	7,500	7,531,050
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes	4.550	04/17/26	10,000	10,006,539
Sr. Unsec’d. Notes, 144A	4.125	04/15/26	10,000	9,980,671
Sr. Unsec’d. Notes, 144A	5.711(ff)	01/12/27	15,000	15,066,032
Wells Fargo Bank NA,
Sr. Unsec’d. Notes, SOFR + 0.710%	5.072(c)	01/15/26	12,800	12,811,940
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes, 144A, SOFR + 0.500%	4.856(c)	03/06/28	25,000	24,964,023

				1,162,322,678

Beverages 1.3%

Diageo Capital PLC (United Kingdom),
Gtd. Notes	5.200	10/24/25	17,000	17,015,511
Gtd. Notes	5.300	10/24/27	15,619	16,016,279

Keurig Dr. Pepper, Inc.,
Gtd. Notes	4.350	05/15/28	20,000	19,972,790
Gtd. Notes, SOFR Index + 0.880%	5.241(c)	03/15/27	26,000	26,066,406

Molson Coors Beverage Co.,
Gtd. Notes	3.000	07/15/26	7,000	6,919,502

PepsiCo, Inc.,
Sr. Unsec’d. Notes	5.125	11/10/26	26,000	26,324,793
Sr. Unsec’d. Notes	5.250	11/10/25	50,000	50,071,259

				162,386,540

Biotechnology 0.1%

Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	3.650	03/01/26	10,000	9,966,478

Building Materials 0.1%

Owens Corning,
Sr. Unsec’d. Notes	5.500	06/15/27	7,976	8,150,907

See Notes to Financial Statements.

PGIM Fixed Income ETFs 265

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 0.9%

Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes	4.300%	06/11/28	28,000	$28,227,350
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.500	03/12/27	50,000	50,233,100
Sr. Unsec’d. Notes	5.200	06/21/27	20,000	20,317,568
Sr. Unsec’d. Notes	5.950	11/07/25	7,250	7,265,291

				106,043,309

Commercial Services 0.1%

Equifax, Inc.,
Sr. Unsec’d. Notes	3.250	06/01/26	7,600	7,530,574

Computers 1.2%

Accenture Capital, Inc.,
Gtd. Notes	3.900	10/04/27	22,940	22,941,100
Apple, Inc.,
Sr. Unsec’d. Notes	3.250	02/23/26	13,150	13,084,820
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	4.900	10/15/25	31,000	31,002,046
IBM International Capital Pte Ltd.,
Gtd. Notes	4.700	02/05/26	20,000	20,046,840
International Business Machines Corp.,
Sr. Unsec’d. Notes	3.300	05/15/26	26,510	26,330,050
Sr. Unsec’d. Notes	4.500	02/06/26	37,000	37,013,503

				150,418,359

Cosmetics/Personal Care 0.1%

Unilever Capital Corp. (United Kingdom),
Gtd. Notes	4.250	08/12/27	13,650	13,747,009

Diversified Financial Services 1.5%

American Express Co.,
Sr. Unsec’d. Notes	5.389(ff)	07/28/27	41,656	42,053,409
Sr. Unsec’d. Notes	5.645(ff)	04/23/27	34,206	34,482,505
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, MTN, SOFR + 0.700% (Cap N/A, Floor 0.000%)	5.065(c)	05/26/26	40,000	40,080,736
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes, MTN	4.750	08/11/26	30,000	30,098,037
Sr. Unsec’d. Notes, MTN	5.030	03/16/26	37,000	36,922,646
LSEG US Fin Corp. (United Kingdom),
Gtd. Notes, 144A	4.875	03/28/27	7,140	7,201,588

				190,838,921

Electric 3.1%

Alliant Energy Finance LLC,
Gtd. Notes, 144A	5.400	06/06/27	10,710	10,835,725
DTE Electric Co.,
General Ref. Mortgage	4.850	12/01/26	42,750	43,203,091
DTE Energy Co.,
Sr. Unsec’d. Notes	4.950	07/01/27	14,625	14,815,138
Duke Energy Corp.,
Sr. Unsec’d. Notes	4.850	01/05/27	9,333	9,418,985
Sr. Unsec’d. Notes	5.000	12/08/25	13,250	13,266,488
Duke Energy Progress LLC,
First Mortgage	4.350	03/06/27	30,000	30,185,495

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Florida Power & Light Co.,
Sr. Unsec’d. Notes	4.450%	05/15/26	16,500	$16,523,581
Georgia Power Co.,
Sr. Unsec’d. Notes	5.004	02/23/27	10,680	10,827,690
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.685	09/01/27	20,000	20,188,828
Gtd. Notes	4.850	02/04/28	11,000	11,188,800
Gtd. Notes	4.950	01/29/26	19,000	19,038,143
Gtd. Notes, SOFR Index + 0.760%	5.128(c)	01/29/26	30,000	30,042,805
Gtd. Notes, SOFR Index + 0.800%	5.166(c)	02/04/28	11,000	11,062,021
Gtd. Notes	5.749	09/01/25	4,500	4,500,000
Pacific Gas & Electric Co.,
First Mortgage	3.150	01/01/26	9,900	9,845,671
First Mortgage, SOFR Index + 0.950%	5.306(c)	09/04/25	48,500	48,500,000
Southern California Edison Co.,
First Mortgage	4.400	09/06/26	18,000	18,017,354
First Mortgage	5.350	03/01/26	12,000	12,043,451
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B	2.950	11/15/26	19,306	19,028,966
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes	4.750	01/09/26	23,000	23,011,651
Sr. Unsec’d. Notes	5.000	09/27/25	6,000	5,999,997

				381,543,880

Electronics 1.2%

Amphenol Corp.,
Sr. Unsec’d. Notes	4.375	06/12/28	36,000	36,349,029
Sr. Unsec’d. Notes	5.050	04/05/27	29,290	29,736,607
Fortive Corp.,
Sr. Unsec’d. Notes	3.150	06/15/26	25,000	24,746,327
Honeywell International, Inc.,
Sr. Unsec’d. Notes	4.650	07/30/27	34,000	34,412,822
Tyco Electronics Group SA (Switzerland),
Gtd. Notes	4.500	02/13/26	23,250	23,283,038

				148,527,823

Foods 1.5%

Hershey Co. (The),
Sr. Unsec’d. Notes	4.550	02/24/28	12,000	12,186,449
Mars, Inc.,
Sr. Unsec’d. Notes, 144A	4.450	03/01/27	30,000	30,180,382
Sr. Unsec’d. Notes, 144A	4.600	03/01/28	40,000	40,480,311
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A	4.250	09/15/25	13,750	13,747,873
Mondelez International, Inc.,
Sr. Unsec’d. Notes	4.250	05/06/28	47,700	47,875,398
Nestle Holdings, Inc.,
Gtd. Notes, 144A	4.000	09/12/25	11,725	11,723,125
Gtd. Notes, 144A	5.250	03/13/26	20,000	20,100,171
Sysco Corp.,
Gtd. Notes	3.300	07/15/26	14,000	13,873,458

				190,167,167

Forest Products & Paper 0.0%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	4.400	06/30/28	6,000	6,053,309

See Notes to Financial Statements.

PGIM Fixed Income ETFs 267

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Products 0.6%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes	4.200%	09/09/27	20,800	$20,818,520
Smith & Nephew PLC (United Kingdom),
Sr. Unsec’d. Notes	5.150	03/20/27	6,133	6,220,254
Stryker Corp.,
Sr. Unsec’d. Notes	4.550	02/10/27	30,000	30,233,759
Sr. Unsec’d. Notes	4.700	02/10/28	22,500	22,845,803

				80,118,336

Healthcare-Services 0.7%

Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	4.600	12/15/27	7,400	7,477,818
Roche Holdings, Inc.,
Gtd. Notes, 144A	5.265	11/13/26	60,000	60,886,702
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	4.400	06/15/28	10,000	10,088,236
Sr. Unsec’d. Notes	5.150	10/15/25	5,750	5,752,766

				84,205,522

Insurance 3.4%

Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes	4.600	12/15/27	23,606	23,824,340

Corebridge Global Funding,
Sec’d. Notes, 144A	4.650	08/20/27	25,000	25,243,127
Sr. Sec’d. Notes, 144A, SOFR + 1.300% (Cap N/A, Floor 0.000%)	5.667(c)	09/25/26	30,000	30,214,284
Sr. Sec’d. Notes, 144A, MTN	4.250	08/21/28	18,200	18,251,471

Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes, SOFR Index + 0.700%	5.066(c)	11/08/27	9,110	9,138,203

Metropolitan Life Global Funding I,
Sec’d. Notes, 144A	4.150	08/25/28	15,000	15,044,790
Sec’d. Notes, 144A, MTN, SOFR Index + 0.700%	5.059(c)	06/11/27	19,000	19,024,172
Sr. Sec’d. Notes, 144A, SOFR Index + 0.570%	4.932(c)	04/09/26	14,000	14,019,070

New York Life Global Funding,
Sr. Sec’d. Notes, 144A, SOFR + 0.550%	4.912(c)	06/11/27	40,000	40,101,562
Sr. Sec’d. Notes, 144A, MTN, SOFR + 0.670%	5.035(c)	04/02/27	55,000	55,199,923

Pacific Life Global Funding II,
Sec’d. Notes, 144A, SOFR + 0.480%	4.846(c)	02/04/27	30,000	30,031,929
Sec’d. Notes, 144A, SOFR + 0.600% (Cap N/A, Floor 0.000%)	4.968(c)	03/27/26	23,000	23,021,562
Sr. Sec’d. Notes, 144A, SOFR + 0.750% (Cap N/A, Floor 0.000%)	5.112(c)	07/10/28	35,000	35,162,563

Principal Life Global Funding II,
Sec’d. Notes, 144A	4.600	08/19/27	25,000	25,204,666
Sr. Sec’d. Notes, 144A	5.000	01/16/27	7,714	7,798,615

Protective Life Global Funding,
Sec’d. Notes, 144A	4.335	09/13/27	20,000	20,083,305
Sec’d. Notes, 144A	4.992	01/12/27	19,000	19,193,354
Sec’d. Notes, 144A, MTN, SOFR + 0.700% (Cap N/A, Floor 0.000%)	5.062(c)	04/10/26	10,000	10,014,737

				420,571,673

Internet 0.7%

Amazon.com, Inc.,
Sr. Unsec’d. Notes	4.600	12/01/25	32,000	32,019,097

Netflix, Inc.,
Sr. Unsec’d. Notes	4.875	04/15/28	50,150	51,278,704

				83,297,801

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Construction & Mining 0.5%

Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes	4.800%	01/06/26	15,000	$15,022,271
Sr. Unsec’d. Notes, MTN	4.350	05/15/26	52,000	52,028,021

				67,050,292

Machinery-Diversified 0.8%

CNH Industrial Capital LLC,
Gtd. Notes	1.875	01/15/26	15,000	14,844,761
Gtd. Notes	4.500	10/08/27	10,500	10,560,311
Gtd. Notes	4.750	03/21/28	15,750	15,927,105
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.440%	4.796(c)	03/06/26	21,000	21,013,965
Sr. Unsec’d. Notes, MTN	4.800	01/09/26	29,000	29,045,312
Sr. Unsec’d. Notes, MTN, SOFR + 0.600%	4.956(c)	06/11/27	11,635	11,662,107

				103,053,561

Media 0.7%

Comcast Corp.,
Gtd. Notes	2.350	01/15/27	55,609	54,377,516
Walt Disney Co. (The),
Gtd. Notes	3.700	10/15/25	30,000	29,973,231

				84,350,747

Mining 0.7%

BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	4.875	02/27/26	30,000	30,064,587
Glencore Funding LLC (Australia),
Gtd. Notes, 144A	4.907	04/01/28	12,000	12,176,591
Gtd. Notes, 144A, SOFR Index + 0.750%	5.117(c)	10/01/26	20,000	20,015,888
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes	4.375	03/12/27	10,000	10,063,633
Gtd. Notes	4.500	03/14/28	12,000	12,125,760

				84,446,459

Miscellaneous Manufacturing 0.4%

Siemens Funding BV (Germany),
Gtd. Notes, 144A	4.350	05/26/28	29,900	30,169,734
Gtd. Notes, 144A, SOFR + 0.640%	5.006(c)	05/26/28	18,000	18,005,565

				48,175,299

Oil & Gas 1.1%

Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.250	04/15/27	33,000	32,972,590
Chevron USA, Inc.,
Gtd. Notes	4.405	02/26/27	33,900	34,165,822
Gtd. Notes	4.475	02/26/28	33,900	34,392,069
EOG Resources, Inc.,
Sr. Unsec’d. Notes	4.400	07/15/28	20,000	20,194,609
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	1.125	01/15/26	21,470	21,206,364

				142,931,454

See Notes to Financial Statements.

PGIM Fixed Income ETFs 269

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas Services 0.4%

Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900%	05/17/28	22,500	$22,415,028
Sr. Unsec’d. Notes, 144A	5.000	05/29/27	23,750	24,076,466

				46,491,494

Pharmaceuticals 1.9%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.650	03/15/28	49,500	50,298,586
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	4.800	02/26/27	25,000	25,290,603
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	4.250	12/15/25	32,500	32,432,455
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, SOFR + 0.490%	4.855(c)	02/20/26	6,170	6,176,841
Sr. Unsec’d. Notes	4.900	02/22/27	7,500	7,595,183
Sr. Unsec’d. Notes	4.950	02/20/26	9,250	9,276,570
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes	4.315	03/12/27	35,000	35,228,008
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes	3.875	05/15/28	12,000	11,988,150
Johnson & Johnson,
Sr. Unsec’d. Notes	4.550	03/01/28	19,800	20,172,229
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes	4.450	05/19/28	3,000	3,033,842
Zoetis, Inc.,
Sr. Unsec’d. Notes	4.150	08/17/28	34,000	34,087,062

				235,579,529

Pipelines 2.3%

Boardwalk Pipelines LP,
Gtd. Notes	5.950	06/01/26	62,174	62,589,751
Enbridge, Inc. (Canada),
Gtd. Notes	4.600	06/20/28	15,000	15,174,495
Gtd. Notes	5.250	04/05/27	19,000	19,296,618
Enterprise Products Operating LLC,
Gtd. Notes	4.300	06/20/28	17,500	17,619,863
Gtd. Notes	4.600	01/11/27	20,000	20,125,679
Gtd. Notes	5.050	01/10/26	14,750	14,773,147
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26	19,379	19,115,843
Sr. Unsec’d. Notes	4.125	03/01/27	7,530	7,511,192
ONEOK, Inc.,
Gtd. Notes	2.200	09/15/25	18,000	17,980,312
Gtd. Notes	4.000	07/13/27	6,210	6,186,796
Gtd. Notes	4.250	09/24/27	33,740	33,775,446
Gtd. Notes	5.000	03/01/26	10,560	10,566,731
Gtd. Notes	5.550	11/01/26	7,000	7,084,084
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.400	03/02/26	40,000	40,182,148

				291,982,105

Real Estate Investment Trusts (REITs) 0.4%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	3.800	04/15/26	3,370	3,354,564
Public Storage Operating Co.,
Gtd. Notes, SOFR Index + 0.700%	5.064(c)	04/16/27	19,773	19,847,104

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Realty Income Corp.,
Sr. Unsec’d. Notes	4.125%	10/15/26	12,500	$12,487,950
Weyerhaeuser Co.,
Sr. Unsec’d. Notes	4.750	05/15/26	13,336	13,367,977

				49,057,595

Retail 1.4%

Home Depot, Inc. (The),
Sr. Unsec’d. Notes	4.875	06/25/27	21,700	22,058,690
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	2.500	04/15/26	24,000	23,732,635
Sr. Unsec’d. Notes	4.400	09/08/25	10,000	9,998,239
Sr. Unsec’d. Notes	4.800	04/01/26	13,500	13,521,652
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	5.750	11/20/26	10,000	10,170,587
Starbucks Corp.,
Sr. Unsec’d. Notes	4.500	05/15/28	30,000	30,311,729
Sr. Unsec’d. Notes	4.850	02/08/27	34,375	34,735,068
Target Corp.,
Sr. Unsec’d. Notes	4.350	06/15/28	14,000	14,141,206
Walmart, Inc.,
Sr. Unsec’d. Notes	3.900	09/09/25	13,750	13,748,161

				172,417,967

Semiconductors 0.9%

Broadcom, Inc.,
Sr. Unsec’d. Notes	4.800	04/15/28	68,800	70,059,216
Intel Corp.,
Sr. Unsec’d. Notes	2.600	05/19/26	10,181	10,049,536
Microchip Technology, Inc.,
Gtd. Notes	4.250	09/01/25	12,000	12,000,000
Gtd. Notes	4.900	03/15/28	16,000	16,227,947

				108,336,699

Software 0.8%

Cadence Design Systems, Inc.,
Sr. Unsec’d. Notes	4.200	09/10/27	6,300	6,322,092
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.150	03/01/26	5,000	4,918,871
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.150	03/15/27	17,187	17,407,833
Intuit, Inc.,
Sr. Unsec’d. Notes	5.250	09/15/26	50,000	50,520,702
Roper Technologies, Inc.,
Sr. Unsec’d. Notes	1.000	09/15/25	15,000	14,978,525
Sr. Unsec’d. Notes	4.250	09/15/28	10,000	10,036,945

				104,184,968

Telecommunications 0.9%

Cisco Systems, Inc.,
Sr. Unsec’d. Notes	2.950	02/28/26	19,573	19,445,669
Sr. Unsec’d. Notes	4.550	02/24/28	27,500	27,913,236
Sr. Unsec’d. Notes	4.800	02/26/27	24,828	25,149,402

See Notes to Financial Statements.

PGIM Fixed Income ETFs 271

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A	4.567%	07/16/27	35,000	$35,206,265

				107,714,572

Transportation 0.2%

Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	5.300	03/15/27	9,483	9,622,354
Union Pacific Corp.,
Sr. Unsec’d. Notes	4.750	02/21/26	16,000	16,018,919

				25,641,273

Trucking & Leasing 0.1%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26	17,500	17,635,554

TOTAL CORPORATE BONDS
(cost $5,734,171,978)				5,767,257,967

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.1%
Credit Suisse Mortgage Trust,
Series 2019-RPL01, Class A1A, 144A	3.650(cc)	07/25/58	3,134	3,079,933
Towd Point Mortgage Trust,
Series 2018-02, Class A1, 144A	3.250(cc)	03/25/58	2,200	2,172,425
Series 2018-05, Class A1A, 144A	3.250(cc)	07/25/58	2,512	2,482,695
Series 2021-SJ01, Class A1, 144A	2.250(cc)	07/25/68	4,433	4,272,505

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $12,067,108)				12,007,558

U.S. TREASURY OBLIGATIONS(k) 0.3%
U.S. Treasury Notes	4.125	11/15/27	31,000	31,331,797
U.S. Treasury Notes	4.250	01/15/28	2,000	2,028,906

TOTAL U.S. TREASURY OBLIGATIONS
(cost $32,904,621)				33,360,703

			Shares

AFFILIATED EXCHANGE-TRADED FUND 1.0%
PGIM AAA CLO ETF
(cost $126,246,007)(wa)			2,462,500	126,880,313

TOTAL LONG-TERM INVESTMENTS
(cost $9,879,306,144)				9,933,244,353

SHORT-TERM INVESTMENTS 20.0%

AFFILIATED MUTUAL FUND 1.6%
PGIM Core Government Money Market Fund (7-day effective yield 4.483%)
(cost $193,458,111)(wa)			193,458,111	193,458,111

	Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT 2.2%
Credit Agricole Corporate & Investment Bank	4.510%	10/21/25	20,000	20,002,788
Intesa Sanpaolo SpA	4.750	09/30/25	90,000	90,019,107
Svenska Handelsbanken	4.500	10/23/25	45,000	45,003,461

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CERTIFICATES OF DEPOSIT (Continued)
Svenska Handelsbanken	4.605%	11/12/25	13,250	$13,255,272
Svenska Handelsbanken, SOFR + 0.400%	4.730(c)	04/15/26	24,500	24,524,147
Swedbank AB	4.500	10/15/25	30,000	30,002,577
Toronto-Dominion Bank (The), SOFR + 0.450%	4.760(c)	04/23/26	27,000	27,032,443
Westpac Banking Corp., SOFR + 0.320%	4.640(c)	07/02/26	25,000	25,007,325

TOTAL CERTIFICATES OF DEPOSIT
(cost $274,750,129)				274,847,120

COMMERCIAL PAPER 16.2%
AbbVie, Inc.,
144A	4.607(n)	09/19/25	50,000	49,868,165
144A	4.725(n)	09/02/25	20,000	19,989,996
144A	4.727(n)	09/05/25	11,040	11,030,319
Alexandria Real Estate Equities, Inc.,
144A	4.676(n)	09/05/25	49,000	48,956,552
144A	4.676(n)	09/12/25	15,000	14,973,364
144A	4.717(n)	10/03/25	60,000	59,736,624
Alimentation Couche-Tard, Inc.,
144A	4.632(n)	09/04/25	20,000	19,984,742
144A	4.643(n)	10/01/25	30,000	29,874,546
144A	4.643(n)	10/02/25	40,000	39,827,632
144A	4.650(n)	09/03/25	8,000	7,994,918
144A	4.650(n)	09/16/25	30,000	29,931,228
American Honda Finance Corp.	4.740(n)	10/27/25	10,000	9,925,168
Amrize Finance US LLC,
144A	4.611(n)	09/08/25	48,000	47,939,866
Australia & New Zealand Banking Group Ltd.,
144A	4.558(n)	10/27/25	41,500	41,209,558
Autoliv, Inc.,
144A	4.611(n)	09/30/25	15,000	14,940,125
Bank of America Securities, Inc.,
SOFR + 0.320%	4.580(c)	05/28/26	35,000	35,004,966
SOFR + 0.330%	4.660(c)	08/05/26	25,000	24,998,555
Bank of Montreal,
144A, SOFR + 0.370%	4.650(c)	05/27/26	17,000	17,011,249
BASF SE,
144A	4.774(n)	10/17/25	39,000	38,757,939
BAT International Finance PLC,
144A	4.642(n)	09/05/25	22,000	21,980,708
144A	4.656(n)	09/15/25	13,000	12,972,293
Bayer Corp.,
144A	4.647(n)	08/05/26	30,000	28,788,867
144A	4.736(n)	09/22/25	19,000	18,942,147
144A	4.767(n)	07/20/26	31,000	29,803,105
Bell Canada,
144A	4.712(n)	09/23/25	25,000	24,922,935
144A	4.740(n)	10/21/25	19,500	19,373,617
144A	4.742(n)	10/24/25	19,500	19,366,493
BNP Paribas SA	4.594(n)	11/19/25	18,000	17,825,429
BPCE SA,
144A	4.688(n)	11/13/25	9,600	9,514,029
Broadcom, Inc.,
144A	4.761(n)	10/21/25	12,000	11,920,324
Cabot Corp.,
144A	4.611(n)	09/30/25	10,000	9,960,444
144A	4.621(n)	09/03/25	11,000	10,993,180
CBRE Services, Inc.,
144A	4.591(n)	09/10/25	95,000	94,849,358
Dollar Tree, Inc.,
144A	4.630(n)	09/03/25	55,000	54,965,284

See Notes to Financial Statements.

PGIM Fixed Income ETFs 273

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
Dow Chemical Co. (The)	4.786%(n)	09/22/25	50,000	$49,848,665
Dow Chemical Co. (The)	4.787(n)	09/23/25	50,000	49,842,475
Enbridge, Inc.,
144A	4.631(n)	09/24/25	5,000	4,983,738
144A	4.643(n)	09/23/25	31,000	30,902,982
144A	4.684(n)	09/09/25	30,000	29,958,657
ERP Operating LP,
144A	4.747(n)	09/02/25	55,000	54,972,489
Essential Utilities, Inc.,
144A	4.602(n)	09/18/25	38,000	37,923,493
Givaudan (U.S.) Inc.,
144A	4.734(n)	09/15/25	17,000	16,963,759
144A	4.736(n)	09/25/25	12,000	11,959,512
Glencore Funding LLC,
144A	4.730(n)	09/17/25	25,000	24,939,740
HCP, Inc.	4.691(n)	09/17/25	53,900	53,768,667
Holcim Finance US LLC,
144A	4.611(n)	09/02/25	44,000	43,977,991
ING (U.S.) Funding LLC,
144A, SOFR + 0.340%	4.650(c)	07/06/26	45,000	45,004,698
144A, SOFR + 0.340%	4.700(c)	08/18/26	10,000	9,999,515
144A, SOFR + 0.350%	4.660(c)	09/03/25	35,000	35,000,254
JPMorgan Securities LLC,
144A, SOFR + 0.340%	4.620(c)	01/27/26	17,000	17,003,643
144A, SOFR + 0.380%	4.660(c)	01/02/26	15,250	15,257,582
144A, SOFR + 0.430%	4.710(c)	12/10/25	15,000	15,002,539
144A, SOFR + 0.430%	4.740(c)	04/29/26	45,000	45,033,102
NTT Finance Corp.	4.658(n)	10/09/25	5,500	5,472,261
Phillips 66,
144A	4.621(n)	09/09/25	25,000	24,965,305
144A	4.661(n)	09/17/25	36,000	35,913,640
144A	4.662(n)	09/29/25	30,000	29,883,234
144A	4.704(n)	09/02/25	80,000	79,959,720
Ryder System, Inc.	4.621(n)	09/11/25	16,000	15,973,942
Suncor Energy, Inc.,
144A	4.723(n)	09/18/25	111,000	110,721,057
TransCanada PipeLines Ltd.,
144A	4.702(n)	09/26/25	10,000	9,965,026
144A	4.736(n)	09/02/25	65,000	64,967,487
UDR, Inc.,
144A	4.619(n)	09/18/25	14,250	14,214,230
Ventas Realty LP,
144A	4.601(n)	09/12/25	35,000	34,938,613
VW Credit, Inc.,
144A	4.670(n)	10/22/25	20,000	19,865,060
144A	4.753(n)	09/08/25	11,000	10,986,006
144A	4.772(n)	09/23/25	13,640	13,597,312

TOTAL COMMERCIAL PAPER
(cost $2,012,276,776)				2,011,900,119

TOTAL SHORT-TERM INVESTMENTS
(cost $2,480,485,016)				2,480,205,350

TOTAL INVESTMENTS 100.1%
(cost $12,359,791,160)				12,413,449,703
Liabilities in excess of other assets(z) (0.1)%				(6,871,856)

NET ASSETS 100.0%				$12,406,577,847

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
16	3 Month SOFR	Sep. 2025	$3,825,400	$1,398
16	3 Month SOFR	Dec. 2025	3,836,200	(1,401)

				$(3)

Interest rate swap agreements outstanding at August 31, 2025:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
95,500	09/08/25	3.422%(A)	1 Day SOFR(1)(A)/4.340%	$3,860	$1,158,781	$1,154,921
188,500	10/07/25	3.955%(A)	1 Day SOFR(1)(A)/4.340%	(5,198)	1,041,221	1,046,419
22,750	10/21/25	4.378%(A)	1 Day SOFR(1)(A)/4.340%	(775)	21,674	22,449
57,500	11/09/25	4.492%(A)	1 Day SOFR(1)(A)/4.340%	20,464	(34,844)	(55,308)
216,000	12/01/25	4.041%(A)	1 Day SOFR(1)(A)/4.340%	(1,425)	776,730	778,155
46,750	01/11/26	3.783%(A)	1 Day SOFR(1)(A)/4.340%	742	271,711	270,969
45,000	02/01/26	3.850%(A)	1 Day SOFR(1)(A)/4.340%	11,347	215,551	204,204
70,000	02/27/26	4.345%(A)	1 Day SOFR(1)(A)/4.340%	1,349	(67,640)	(68,989)
120,100	02/28/26	4.453%(A)	1 Day SOFR(1)(A)/4.340%	46,789	(246,331)	(293,120)
4,700	03/02/26	4.030%(A)	1 Day SOFR(1)(A)/4.340%	(489)	9,965	10,454
75,000	05/17/26	3.535%(A)	1 Day SOFR(1)(A)/4.340%	—	404,263	404,263
73,000	05/22/26	4.171%(A)	1 Day SOFR(1)(A)/4.340%	—	(76,557)	(76,557)
60,000	08/18/26	4.442%(A)	1 Day SOFR(1)(A)/4.340%	60,407	(371,671)	(432,078)
8,700	08/21/26	3.781%(A)	1 Day SOFR(1)(A)/4.340%	409	1,928	1,519
18,000	09/05/26	3.680%(A)	1 Day SOFR(1)(A)/4.340%	—	175,899	175,899
242,500	09/14/26	4.550%(A)	1 Day SOFR(1)(A)/4.340%	(73,249)	(1,975,245)	(1,901,996)
25,000	11/20/26	4.077%(A)	1 Day SOFR(1)(A)/4.340%	—	(50,658)	(50,658)
299,000	01/04/27	3.834%(A)	1 Day SOFR(1)(A)/4.340%	1,159,001	256,372	(902,629)
86,000	02/13/27	4.527%(A)	1 Day SOFR(1)(A)/4.340%	(324,305)	(1,235,313)	(911,008)
217,200	03/05/27	3.859%(A)	1 Day SOFR(1)(A)/4.340%	(157,366)	(419,183)	(261,817)
92,190	03/18/27	4.304%(A)	1 Day SOFR(1)(A)/4.340%	(235,135)	(1,028,807)	(793,672)
35,000	05/21/27	4.050%(A)	1 Day SOFR(1)(A)/4.340%	—	(302,125)	(302,125)
195,450	05/23/27	4.463%(A)	1 Day SOFR(1)(A)/4.340%	(624,133)	(3,281,517)	(2,657,384)
124,730	08/09/27	3.600%(A)	1 Day SOFR(1)(A)/4.340%	(224,256)	(373,911)	(149,655)
79,740	09/12/27	3.212%(A)	1 Day SOFR(1)(A)/4.340%	41,864	1,337,033	1,295,169
28,700	11/15/27	3.630%(A)	1 Day SOFR(1)(A)/4.340%	163,979	28,812	(135,167)
53,970	11/25/27	4.000%(A)	1 Day SOFR(1)(A)/4.340%	(71,918)	(553,352)	(481,434)
70,000	01/07/28	4.110%(A)	1 Day SOFR(1)(A)/4.340%	12,334	(1,065,912)	(1,078,246)
299,600	01/16/28	4.249%(A)	1 Day SOFR(1)(A)/4.340%	(1,147,835)	(5,870,468)	(4,722,633)
131,615	02/27/28	3.860%(A)	1 Day SOFR(1)(A)/4.340%	(1,125,783)	(1,285,244)	(159,461)
152,200	06/30/28	3.445%(A)	1 Day SOFR(1)(A)/4.340%	(43,925)	(304,225)	(260,300)
95,000	08/01/29	3.541%(A)	1 Day SOFR(1)(A)/4.340%	(462,076)	(781,647)	(319,571)

				$(2,975,323)	$(13,624,710)	$(10,649,387)

(1)	The Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 275

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Interest rate swap agreements outstanding at August 31, 2025 (continued):

(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$9,408,000	$26,449,515
JPS	—	303,211

Total	$9,408,000	$26,752,726

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$266,539,447	$—
Collateralized Loan Obligations	—	2,135,343,417	—
Consumer Loans	—	35,696,202	—
Home Equity Loans	—	13,214,745	—
Certificates of Deposit	—	346,984,661	—
Commercial Mortgage-Backed Securities	—	1,114,370,149	—
Commercial Paper	—	81,589,191	—
Corporate Bonds	—	5,767,257,967	—
Residential Mortgage-Backed Securities	—	12,007,558	—
U.S. Treasury Obligations	—	33,360,703	—
Affiliated Exchange-Traded Fund	126,880,313	—	—
Short-Term Investments
Affiliated Mutual Fund	193,458,111	—	—
Certificates of Deposit	—	274,847,120	—
Commercial Paper	—	2,011,900,119	—

Total	$320,338,424	$12,093,111,279	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,398	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	5,364,421	—

Total	$1,398	$5,364,421	$—

Liabilities
Futures Contracts	$(1,401)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(16,013,808)	—

Total	$(1,401)	$(16,013,808)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Industry Classification (continued):

Collateralized Loan Obligations	17.2%
Commercial Paper	16.9
Banks	9.4
Commercial Mortgage-Backed Securities	9.0
Auto Manufacturers	5.6
Certificates of Deposit	5.0
Insurance	3.4
Electric	3.1
Pipelines	2.3
Automobiles	2.1
Pharmaceuticals	1.9
Affiliated Mutual Fund	1.6
Diversified Financial Services	1.5
Foods	1.5
Retail	1.4
Beverages	1.3
Computers	1.2
Electronics	1.2
Oil & Gas	1.1
Affiliated Exchange-Traded Fund	1.0
Semiconductors	0.9
Telecommunications	0.9
Agriculture	0.9
Chemicals	0.9
Software	0.8
Machinery-Diversified	0.8
Mining	0.7
Media	0.7

Healthcare-Services	0.7%
Internet	0.7
Healthcare-Products	0.6
Aerospace & Defense	0.6
Machinery-Construction & Mining	0.5
Real Estate Investment Trusts (REITs)	0.4
Miscellaneous Manufacturing	0.4
Oil & Gas Services	0.4
Consumer Loans	0.3
U.S. Treasury Obligations	0.3
Transportation	0.2
Trucking & Leasing	0.1
Cosmetics/Personal Care	0.1
Home Equity Loans	0.1
Residential Mortgage-Backed Securities	0.1
Biotechnology	0.1
Building Materials	0.1
Commercial Services	0.1
Forest Products & Paper	0.0 *

100.1
Liabilities in excess of other assets	(0.1)

100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$1,398	*	Due from/to broker-variation margin futures	$1,401	*
Interest rate contracts	Due from/to broker-variation margin swaps	5,364,421	*	Due from/to broker-variation margin swaps	16,013,808	*

		$5,365,819			$16,015,209

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$260,754	$29,116,767

See Notes to Financial Statements.

PGIM Fixed Income ETFs 277

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$(172,686)	$(23,010,615)

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Short Positions (1)	$ 16,467,400
Interest Rate Swap Agreements (1)	2,785,502,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $12,040,087,042)	$12,093,111,279
Affiliated investments (cost $319,704,118)	320,338,424
Dividends and interest receivable	89,630,012
Receivable for Fund shares sold	69,744,445
Deposit with broker for centrally cleared/exchange-traded derivatives	9,408,000

Total Assets	12,582,232,160

Liabilities

Payable for investments purchased	136,435,655
Payable for Fund shares purchased	37,368,105

Management fee payable	1,534,254
Due to broker—variation margin swaps	315,699
Due to broker—variation margin futures	600

Total Liabilities	175,654,313

Net Assets	$12,406,577,847

Net assets were comprised of:
Common stock, at par	$249,025
Paid-in capital in excess of par	12,346,972,978
Total distributable earnings (loss)	59,355,844

Net assets, August 31, 2025	$12,406,577,847

Net asset value, offering price and redemption price per share,
($12,406,577,847 ÷ 249,025,000 shares of common stock issued and outstanding)	$49.82

See Notes to Financial Statements.

PGIM Fixed Income ETFs 279

PGIM Ultra Short Bond ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$495,731,751
Affiliated dividend income	15,695,760

Total income	511,427,511

Expenses
Management fee	15,219,870
Less: Fee waiver and/or expense reimbursement	(331,274)

Net expenses	14,888,596

Net investment income (loss)	496,538,915

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	1,075,045
Affiliated net capital gain distributions received	24,361
Futures transactions	260,754
Swap agreement transactions	29,116,767

30,476,927

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $634,306)	17,445,052
Futures	(172,686)
Swap agreements	(23,010,615)
Foreign currencies	(12)

(5,738,261)

Net gain (loss) on investment and foreign currency transactions	24,738,666

Net Increase (Decrease) In Net Assets Resulting From Operations	$521,277,581

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$496,538,915	$327,554,756

Net realized gain (loss) on investment and foreign currency transactions	30,452,566	33,040,177

Affiliated net capital gain distributions received	24,361	—

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,738,261)	28,914,208

Net increase (decrease) in net assets resulting from operations	521,277,581	389,509,141

Dividends and Distributions

Distributions from distributable earnings	(494,923,993)	(352,229,903)

Fund share transactions

Net proceeds from shares sold (144,725,000 and 95,600,000 shares, respectively)	7,184,545,170	4,736,810,905

Cost of shares purchased (46,575,000 and 51,500,000 shares, respectively)	(2,311,412,771)	(2,550,800,144)

Net increase (decrease) in net assets from Fund share transactions	4,873,132,399	2,186,010,761

Total increase (decrease)	4,899,485,987	2,223,289,999

Net Assets:

Beginning of year	7,507,091,860	5,283,801,861

End of year	$12,406,577,847	$7,507,091,860

See Notes to Financial Statements.

PGIM Fixed Income ETFs 281

PGIM Ultra Short Bond ETF

Financial Highlights

			Year Ended August 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$49.76	$49.49	$49.17	$49.71	$49.93
Income (loss) from investment operations:
Net investment income (loss)	2.43	2.61	2.09	0.62	0.64
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13	0.50	0.46	(0.52)	(0.15)
Total from investment operations	2.56	3.11	2.55	0.10	0.49
Less Dividends and Distributions:
Dividends from net investment income	(2.50)	(2.84)	(2.23)	(0.64)	(0.71)
Net asset value, end of year	$49.82	$49.76	$49.49	$49.17	$49.71
Total Return(b):	5.28%	6.51%	5.31%	0.21%	0.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,406,578	$7,507,092	$5,283,802	$2,442,325	$1,876,539
Average net assets (000)	$10,146,461	$6,218,491	$3,951,487	$2,267,793	$1,320,282
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses before waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income (loss)	4.89%	5.27%	4.24%	1.25%	1.27%
Portfolio turnover rate(d)	39%	40%	25%	9%	10%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 101.1%

MUNICIPAL BONDS

Alabama 3.0%

Black Belt Energy Gas Dist. Rev.,
Proj. No. 5, Series A-1 (Mandatory put date 10/01/26)	4.000%(cc)	10/01/49	335	$337,049
Series B-1 (Mandatory put date 10/01/27)	4.000(cc)	04/01/53	420	424,670
Series D1, Rfdg. (Mandatory put date 06/01/27)	4.000(cc)	07/01/52	110	111,462
Southeast Energy Auth. A Cooperative District Rev.,
Series A	5.000	11/01/25	220	220,474

				1,093,655

Alaska 1.1%

City of Valdez Rev.,
Exxonmobil Proj., Rfdg., FRDD	3.900(cc)	12/01/29	400	400,000

Arizona 3.5%
Arizona Indl. Dev. Auth. Rev.,
Ironwood Ranch Apts. Proj. (Mandatory put date 09/01/26)	5.000(cc)	02/01/58	1,000	1,020,588
The Ranches at Gunsmoke Proj. (Mandatory put date 11/01/26)	5.000(cc)	03/01/58	250	256,718

				1,277,306

California 10.7%

California Cnty. Tobacco Securitization Agcy. Rev.,
Sonoma Cnty. Securitization Corp., Series A, Rfdg.	5.000	06/01/27	325	334,125
California Infrast. & Econ. Dev. Bank Rev.,
Colburn Sch., Rfdg. (Mandatory put date 08/01/26)	1.750(cc)	08/01/55	1,000	985,663
California St.,
CM Veterans Bond, GO, Rfdg., AMT	3.150	12/01/26	775	775,086
City of Los Angeles Dept. of Arpt. Rev.,
Series B, Rfdg., AMT	5.000	05/15/27	330	342,310
Los Angeles Dept. of Wtr. & Pwr. Rev.,
LA Dept. of Wtr. & Pwr. Sys., Series C	4.000	07/01/26	475	479,755
LA Dept. of Wtr. & Pwr. Sys., Series C	5.000	07/01/26	200	203,569
Series A, Rfdg.	5.000	07/01/27	160	167,242
Series A, Rfdg.	5.000	07/01/28	175	184,233
Series D, Rfdg.	5.000	07/01/26	425	433,881

				3,905,864

Colorado 6.3%

Colorado Hlth. Facs. Auth. Rev.,
Adventist Hlth. Sys., Sunbelt Oblig. Grp., Series B (Mandatory put date 11/20/25)	5.000(cc)	11/15/48	290	290,894
Commonspirit Hlth., Series A-1, Rfdg.	5.000	08/01/26	260	264,147
Commonspirit Hlth., Series B-2 (Mandatory put date 08/01/26)	5.000(cc)	08/01/49	175	176,554
Covenant Living Communities & Svcs., Rfdg.	5.000	12/01/27	245	256,889
Intermountain Healthcare, Series B, Rfdg. (Mandatory put date 08/17/26)	5.000(cc)	05/15/62	175	178,470
SCL Hlth. Sys., Series A, Rfdg.	5.000	01/01/26	125	125,987
Denver City & Cnty. Arpt. Sys. Rev.,
Series B2, Rfdg., AMT (Mandatory put date 11/15/25)	5.000(cc)	11/15/31	600	602,154
University of Colorado Rev.,
University Enterprise Rev., Green Bond Proj., Series C-3B, Rfdg. (Mandatory put date 10/15/26)	2.000(cc)	06/01/51	435	429,182

				2,324,277

Connecticut 0.4%

Connecticut St. Higher Ed. Supplement Loan Auth. Rev.,
Chesla Loan Prog., Series B, AMT	5.000	11/15/26	150	153,182

See Notes to Financial Statements.

PGIM Fixed Income ETFs 283

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

District of Columbia 0.3%

Dist. of Columbia Rev.,
KIPP DC Issue, Series A, Rfdg.	5.000%	07/01/26	125	$126,969

Florida 1.1%
Miami-Dade Cnty. Indl. Dev. Auth. Rev.,
Wste. Mgmt., Inc., Rmkt.	3.350	09/01/27	150	150,576
Orange Cnty. Hlth. Facs. Auth. Rev.,
Adventhealth Oblig. Grp., Series C, Rfdg. (Mandatory put date 11/15/26)	5.000(cc)	11/15/52	250	256,372

				406,948

Georgia 5.4%

Columbus Medical Ctr. Hosp. Auth. Rev.,
Piedmont Healthcare Proj., Inc., Series A, Rfdg. (Mandatory put date 07/01/26)	5.000(cc)	07/01/54	155	156,090
Dev. Auth. of Monroe Cnty. Rev.,
GA Pwr. Co., PLT Scherer Proj., 2nd Series, Rmkt. (Mandatory put date 03/06/26)	3.875(cc)	10/01/48	310	311,344
Main Street Natural Gas, Inc. Rev.,
Series A (Mandatory put date 09/01/27)	4.000(cc)	07/01/52	1,070	1,088,361
Series C (Mandatory put date 09/01/26)	4.000(cc)	03/01/50	430	433,368

				1,989,163

Illinois 9.5%

Illinois Fin. Auth. Rev.,
Field Museum of Natural History, Rfdg., Rmkt. (Mandatory put date 09/01/28)	0.578(cc)	11/01/34	1,000	1,000,000
Mercy Hlth. Sys. Oblig. Grp., Rfdg.	5.000	12/01/26	250	253,703
OSF Healthcare Sys., Series B-2, Rfdg. (Mandatory put date 11/15/26)	5.000(cc)	05/15/50	435	440,680
Westminster Vlg., Series A, Rfdg.	4.500	05/01/28	765	753,951
Illinois St.,
GO	5.000	06/01/26	215	218,746
Series A, GO	5.000	12/01/27	140	147,137
Series D, GO, Rfdg.	5.000	07/01/27	330	343,820
Illinois St. Rev.,
Jr. Oblig., Series A	4.000	06/15/27	310	317,645

				3,475,682

Kentucky 2.2%

Kentucky Pub. Energy Auth. Rev.,
Series C (Mandatory put date 02/01/28)	4.000(cc)	02/01/50	780	791,869

Maryland 1.0%
Montgomery Cnty. Hsg. Opportunities Commn. Rev.,
Series B, AMT	3.125	07/01/28	385	383,923

Massachusetts 3.3%
Massachusetts Dev. Fin. Agcy. Rev.,
Dexter Southfield., Rfdg.	5.000	05/01/30	1,035	1,035,716
Massachusetts Edl. Fing. Auth. Rev.,
Issue K, Sr. Series A, Rfdg., AMT	5.000	07/01/26	175	177,910

				1,213,626

Michigan 3.2%

Michigan Fin. Auth. Rev.,
Bronson Healthcare Grp., Series C (Mandatory put date 05/15/26)	3.750(cc)	11/15/49	150	151,050
Henry Ford Hlth. Sys., Rfdg.	5.000	11/15/27	150	153,650
Sr. Series A, Class 1, Rfdg.	5.000	06/01/26	380	383,998

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Michigan (cont’d.)

Michigan Strategic Fd. Rev.,
Sustainable Bond, Recycled Board Machine Proj., AMT (Mandatory put date 10/01/26)	4.000%(cc)	10/01/61	500	$496,231

				1,184,929

Minnesota 1.0%

City of Minneapolis Rev.,
Allina Hlth. Sys., Series A (Mandatory put date 11/15/28)	5.000(cc)	11/15/52	100	106,320
Minnesota Rural Wtr. Fin. Auth., Inc. Rev.,
Rfdg., BANS	3.300	08/01/26	275	276,159

				382,479

Nevada 2.8%

Clark Cnty. Dept. Avtn. Rev.,
Sub. Series B, AMT, Rfdg.	5.000	07/01/27	500	519,366
State of Nevada Dept. of Bus. & Indl. Rev.,
Republic SVCS Proj., Series 2001, 144A, AMT (Mandatory put date 12/01/25)	3.950(cc)	12/01/26	500	496,285

				1,015,651

New Hampshire 0.7%

New Hampshire Bus. Fin. Auth. Rev.,
Silverado Proj., 144A	5.000	12/01/28	250	248,635

New Jersey 4.0%
New Jersey Higher Ed. Student Assistance Auth. Rev.,
Sr. Series A, Rfdg., AMT	5.000	12/01/27	150	155,474
Sr. Series B, AMT	5.000	12/01/27	275	285,035
Sr. Series B, Rfdg., AMT	5.000	12/01/26	390	398,350
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/27	100	103,161
Series A, Rfdg.	5.000	06/01/28	500	521,833

				1,463,853

New York 2.5%

Dutchess Cnty. Loc. Dev. Corp. Rev.,
Health Quest Sys. Proj., Inc., Series B	5.000	07/01/26	200	203,557
Metropolitan Transp. Auth. Rev.,
Series C-1, Rfdg.	5.000	11/15/27	170	174,733
New York City Hsg. Dev. Corp. Rev.,
Sustainable Dev. Bonds, Series F-2A (Mandatory put date 12/22/26)	3.400(cc)	11/01/62	350	350,061
New York St. Hsg. Fin. Agcy. Rev.,
Sustainable Bonds, Series B-2 (Mandatory put date 05/01/27)	3.600(cc)	11/01/62	175	175,054

				903,405

North Carolina 0.5%

Cumberland Cnty. Indl. Facs. & Pollution Ctl. Fin. Auth. Rev.,
Proj. Aero, AMT (Mandatory put date 11/01/25)	3.750(cc)	12/01/27	175	175,026

Ohio 1.6%
Franklin Cnty. Rev.,
Nationwide Children’s Hosp., Series B, Rfdg., FRDD	3.950(cc)	11/01/42	400	400,000
Ohio St. Rev.,
Univ. Hosps. Hlth. Sys., Series A, Rfdg.	5.000	01/15/27	175	176,437

				576,437

See Notes to Financial Statements.

PGIM Fixed Income ETFs 285

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Oklahoma 0.3%

Oklahoma Dev. Fin. Auth. Rev.,
OU Med. Proj., Series B	5.000%	08/15/26	100	$100,999

Oregon 1.2%

Port of Portland Arpt. Rev.,
Series 27-A, Rfdg., AMT	5.000	07/01/26	420	427,828

Pennsylvania 1.6%

Pennsylvania Econ. Dev. Fing. Auth. Rev.,
Wste. Mgmt., Inc. Proj., Series A, AMT, Rmkt. (Mandatory put date 08/03/26)	3.875(cc)	08/01/37	500	502,924
Univ. of Pittsburgh-of the Commonwealth Sys. of Higher Edl. Rev.,
Rfdg.	4.000	04/15/26	100	100,744

				603,668

Rhode Island 0.2%

Rhode Island Student Loan Auth. Rev.,
Sr. Bond, Series A, AMT	5.000	12/01/26	75	76,533

South Carolina 2.1%

SCAGO Edl. Facs. Corp. for Pickens Sch. Dist. Rev.,
Rfdg.	5.000	12/01/30	750	750,991

South Dakota 1.0%

South Dakota Hlth & Edl. Facs. Auth. Rev.,
Sanford Oblig. Grp., Rfdg.	5.000	11/01/26	350	351,322

Tennessee 4.4%

Knox Cnty. Hlth. Edl. & Hsg. Facs. Board Rev.,
Westview Towers Proj. (Mandatory put date 12/01/25)	3.950(cc)	12/01/27	100	100,196
Tennessee Energy Acq. Corp. Gas Rev.,
Gas Proj., Series A-1, Rfdg. (Mandatory put date 05/01/28)	5.000(cc)	05/01/53	285	295,598
Nat. Gas Utility Imps. (Mandatory put date 11/01/25)	4.000(cc)	11/01/49	1,000	1,000,901
Series C	5.000	02/01/27	200	203,518

				1,600,213

Texas 11.9%

Brazos Higher Ed. Auth., Inc. Rev.,
Sr. Series 1A, AMT	5.000	04/01/27	500	512,726
City of Dallas Hsg. Fin. Corp. Rev.,
The Positano (Mandatory put date 03/01/26)	5.000(cc)	09/01/26	100	100,115
Clifton Higher EdI. Fin. Corp. Rev.,
Idea Pub. Sch., Series B	5.000	08/15/27	595	606,895
Dallas Independent Sch. Dist.,
Series A-2, GO, PSFG (Mandatory put date 02/15/27)	5.000(cc)	02/15/55	140	144,711
Harris Cnty. Cultrl. Ed. Facs. Fin. Corp. Rev.,
Memorial Hermann Hlth. Sys., Series B-3 (Mandatory Put Date 12/01/26)	5.000(cc)	07/01/49	200	205,549
Houston Hsg. Fin. Corp. Rev.,
Alcott Vlg., Series A (Mandatory put date 04/01/26)	3.200(cc)	04/01/28	800	799,430
Lower Colorado River Auth. Rev.,
LCRA Transmn. Svcs. Corp. Proj., Rfdg.	5.000	05/15/26	150	152,631
Mission Econ. Dev. Corp. Rev.,
Wste. Mgmt., Inc. Proj., Series A, AMT (Mandatory put date 09/02/25)	3.800(cc)	05/01/46	500	500,000
New Hope Cultural EdI. Facs. Fin. Corp. Rev.,
Westminster Proj., Rfdg.	5.000	11/01/25	300	300,767
Westminster Proj., Rfdg.	5.000	11/01/26	280	285,623

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)

Tarrant Cnty. Cultural Edl. Facs. Fin. Corp. Rev.,
Baylor Scott & White Hlth. Proj., Series E (Mandatory put date 05/15/26)	5.000%(cc)	11/15/52	250	$252,564
Texarkana Independent Sch. Dist.,
GO, PSFG (Mandatory put date 08/15/26)	4.000(cc)	02/15/53	480	485,130

				4,346,141

Utah 0.6%

Utah Cnty. Rev.,
IHC Hlth. Svcs., Inc., Series B (Mandatory put date 08/01/26)	5.000(cc)	05/15/60	200	203,593

Virginia 0.3%

Louisa Indl. Dev. Auth. Rev.,
VA Elec. & Pwr. Co. Proj., Series B, Rmkt. (Mandatory put date 09/02/25)	0.750(cc)	11/01/35	105	105,000

Washington 4.1%

King Cnty. Hsg. Auth. Rev.,
Rfdg.	5.000	01/01/27	200	205,098
Rfdg.	5.000	07/01/27	200	206,897
Rfdg.	5.000	01/01/28	150	156,481
Washington Healthcare Facs. Auth. Rev.,
Commonspirit Hlth., Series B-3, Rfdg. (Mandatory put date 08/01/26)	5.000(cc)	08/01/49	425	427,263
Overlake Hosp. Med. Ctr., Series B, Rfdg.	5.000	07/01/26	385	391,373
Whatcom Cnty. Pub. Util. Dist. No. 1,
Series A, GO, AMT, BAM	5.000	12/01/27	120	124,961

				1,512,073

Wisconsin 6.6%

Pub. Fin. Auth. Rev.,
Cuyahoga River Cap. Port., Class A, Series 1, 144A (Mandatory put date 07/01/28)	4.000(cc)	01/01/55	750	749,553
Kahala Nui Proj., Rfdg.	5.000	11/15/25	360	361,438
Kahala Nui Proj., Rfdg.	5.000	11/15/26	275	282,019
Kahala Nui Proj., Rfdg.	5.000	11/15/27	290	303,293
Triad Edu. Svcs., Inc., Series A	4.000	06/15/26	370	370,412
Wisconsin Dept. of Transp. Rev.,
Series 1, Rfdg.	5.000	07/01/26	265	270,989
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev.,
Series B (Mandatory put date 11/01/25)	4.000(cc)	11/01/53	80	80,041

				2,417,745

Wyoming 2.7%

Lincoln Cnty. Rev.,
Non-AMT, Non ACE, Exxonmobil Proj., Rfdg., FRDD	3.920(cc)	10/01/44	1,000	1,000,000

TOTAL LONG-TERM INVESTMENTS (cost $36,864,092)				36,988,985

See Notes to Financial Statements.

PGIM Fixed Income ETFs 287

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Description	Shares	Value
SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.483%) (cost $47,278)(wb)	47,278	$47,278

TOTAL INVESTMENTS 101.2% (cost $36,911,370)		37,036,263
Liabilities in excess of other assets(z) (1.2)%		(427,453)

NET ASSETS 100.0%		$36,608,810

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
31	2 Year U.S. Treasury Notes	Dec. 2025	$6,464,711	$6,330

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$184,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$1,093,655	$—
Alaska	—	400,000	—
Arizona	—	1,277,306	—
California	—	3,905,864	—
Colorado	—	2,324,277	—
Connecticut	—	153,182	—
District of Columbia	—	126,969	—
Florida	—	406,948	—
Georgia	—	1,989,163	—
Illinois	—	3,475,682	—
Kentucky	—	791,869	—

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Municipal Bonds (continued)
Maryland	$—	$383,923	$—
Massachusetts	—	1,213,626	—
Michigan	—	1,184,929	—
Minnesota	—	382,479	—
Nevada	—	1,015,651	—
New Hampshire	—	248,635	—
New Jersey	—	1,463,853	—
New York	—	903,405	—
North Carolina	—	175,026	—
Ohio	—	576,437	—
Oklahoma	—	100,999	—
Oregon	—	427,828	—
Pennsylvania	—	603,668	—
Rhode Island	—	76,533	—
South Carolina	—	750,991	—
South Dakota	—	351,322	—
Tennessee	—	1,600,213	—
Texas	—	4,346,141	—
Utah	—	203,593	—
Virginia	—	105,000	—
Washington	—	1,512,073	—
Wisconsin	—	2,417,745	—
Wyoming	—	1,000,000	—
Short-Term Investment
Affiliated Mutual Fund	47,278	—	—

Total	$47,278	$36,988,985	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,330	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2025 were as follows:

Healthcare	18.1%
Education	16.8
Development	15.3
Pre-pay Gas	13.4
Corporate Backed IDB & PCR	11.3
General Obligation	6.1
Transportation	5.6
Tobacco Appropriated	3.7
Life Sciences Tools & Services	3.3
Power	2.8
Water & Sewer	2.4
Special Tax/Assessment District	2.3
Affiliated Mutual Fund	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

See Notes to Financial Statements.

PGIM Fixed Income ETFs 289

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2025

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$6,330*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(10,414)	$(30,646)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures
Interest rate contracts		$6,330

For the year ended August 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$1,707,817
Interest Rate Swap Agreements (1)	4,399,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2025.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Statement of Assets & Liabilities

as of August 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $36,864,092)	$36,988,985
Affiliated investments (cost $47,278)	47,278
Dividends and interest receivable	392,205
Deposit with broker for centrally cleared/exchange-traded derivatives	184,000
Due from broker—variation margin futures	697

Total Assets	37,613,165

Liabilities

Payable for investments purchased	1,000,000
Management fee payable	4,355

Total Liabilities	1,004,355

Net Assets	$36,608,810

Net assets were comprised of:
Common stock, at par	$725
Paid-in capital in excess of par	36,337,086
Total distributable earnings (loss)	270,999

Net assets, August 31, 2025	$36,608,810

Net asset value, offering price and redemption price per share.
($36,608,810 ÷ 725,000 shares of common stock issued and outstanding)	$50.49

See Notes to Financial Statements.

PGIM Fixed Income ETFs 291

PGIM Ultra Short Municipal Bond ETF

Statement of Operations

Year Ended August 31, 2025

Net Investment Income (Loss)

Income
Interest income	$1,099,632
Affiliated dividend income	31,213

Total income	1,130,845

Expenses
Management fee	42,623
Less: Fee waiver and/or expense reimbursement	(8,424)

Net expenses	34,199

Net investment income (loss)	1,096,646

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(20,933)
Futures transactions	(10,414)
Swap agreement transactions	(30,646)

(61,993)

Net change in unrealized appreciation (depreciation) on:
Investments	51,196
Futures	6,330

57,526

Net gain (loss) on investment transactions	(4,467)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,092,179

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2025	June 24, 2024* through August 31, 2024

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$1,096,646	$199,835

Net realized gain (loss) on investment transactions	(61,993)	—

Net change in unrealized appreciation (depreciation) on investments	57,526	73,697

Net increase (decrease) in net assets resulting from operations	1,092,179	273,532

Dividends and Distributions

Distributions from distributable earnings	(996,007)	(98,705)

Fund share transactions

Net proceeds from shares sold (225,000 and 500,000 shares, respectively)	11,312,811	25,025,000

Total increase (decrease)	11,408,983	25,199,827

Net Assets:

Beginning of period	25,199,827	—

End of period	$36,608,810	$25,199,827

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 293

PGIM Ultra Short Municipal Bond ETF

Financial Highlights

	Year Ended August 31, 2025	June 24, 2024(a) through August 31, 2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.40	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.94	0.40
Net realized and unrealized gain (loss) on investment transactions	(0.05)	0.20
Total from investment operations	1.89	0.60
Less Dividends and Distributions:
Dividends from net investment income	(1.80)	(0.20)
Net asset value, end of period	$50.49	$50.40
Total Return(c):	3.82%	1.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$36,609	$25,200
Average net assets (000)	$28,415	$25,113
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.12%	0.15	%(e)
Expenses before waivers and/or expense reimbursement	0.15%	0.15	%(e)
Net investment income (loss)	3.86%	4.28	%(e)
Portfolio turnover rate(f)	87%	24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the following series of the RIC: PGIM AAA CLO ETF, PGIM Active Aggregate Bond ETF, PGIM Active High Yield Bond ETF, PGIM Corporate Bond 0-5 Year ETF, PGIM Corporate Bond 5-10 Year ETF, PGIM Corporate Bond 10+ Year ETF, PGIM Floating Rate Income ETF, PGIM Municipal Income Opportunities ETF, PGIM Short Duration High Yield ETF, PGIM Short Duration Multi-Sector Bond ETF, PGIM Total Return Bond ETF, PGIM Ultra Short Bond ETF and PGIM Ultra Short Municipal Bond ETF (each a “Fund” and collectively, the “Funds”). All the Funds are classified as diversified funds with the exception of PGIM AAA CLO ETF which is classified as non-diversified for purposes of the 1940 Act. Each Fund operates as an exchange-traded fund.

The Funds have the following investment objectives:

Fund	Investment Objective(s)
PGIM AAA CLO ETF (“AAA CLO”)	Seeks to maximize total return through a combination of current income and capital appreciation.
PGIM Active Aggregate Bond ETF (“Active Aggregate Bond”)	Seeks total return through a combination of current income and capital appreciation.
PGIM Active High Yield Bond ETF (“Active High Yield Bond”)	Seeks total return through a combination of current income and capital appreciation.
PGIM Corporate Bond 0-5 Year ETF (“Corporate Bond 0-5 Year”)	Provide total return through a combination of current income and capital appreciation.
PGIM Corporate Bond 5-10 Year ETF (“Corporate Bond 5-10 Year”)	Provide total return through a combination of current income and capital appreciation.
PGIM Corporate Bond 10+ Year ETF (“Corporate Bond 10+ Year”)	Provide total return through a combination of current income and capital appreciation.
PGIM Floating Rate Income ETF (“Floating Rate Income”)	Primary investment objective is to maximize current income. Secondary objective is to seeks capital appreciation when consistent with primary objective.
PGIM Municipal Income Opportunities ETF (“Municipal Income Opportunities”)	Seeks total return through a combination of current income that is exempt from federal income taxes and capital appreciation.
PGIM Short Duration High Yield ETF (“Short Duration High Yield”)	Seeks total return through a combination of current income and capital appreciation.
PGIM Short Duration Multi-Sector Bond ETF (“Short Duration Multi-Sector Bond”)	Provide total return.
PGIM Total Return Bond ETF (“Total Return Bond”)	Seeks total return.
PGIM Ultra Short Bond ETF (“Ultra Short Bond”)	Seeks total return through a combination of current income and capital appreciation, consistent with preservation of capital.

PGIM Fixed Income ETFs 295

Notes to Financial Statements (continued)

Fund	Investment Objective(s)
PGIM Ultra Short Municipal Bond ETF (“Ultra Short Municipal Bond”)	Seeks total return through a combination of current income that is exempt from federal income taxes and capital appreciation.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Funds’ financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Funds’ subadviser.

The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses)

PGIM Fixed Income ETFs 297

Notes to Financial Statements (continued)

are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Funds purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Funds may also use options to gain additional market exposure. The Funds’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Funds are required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Funds invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Funds used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively, a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Funds’ maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

PGIM Fixed Income ETFs 299

Notes to Financial Statements (continued)

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Funds entered into total return swaps to manage their exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Funds’ favor, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Reverse Repurchase Agreements: The Floating Rate Income ETF enters reverse repurchase agreements with qualified third-party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Fund upon the maturity of the transaction. During the term of the agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of each Fund. A master netting arrangement between each Fund and the counterparty permits each Fund to offset amounts payable by each Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by each Fund to cover each Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Funds, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Funds held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain Funds invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeit their eligibility to realize future gains (losses) with respect to the security.

Equity and Mortgage Real Estate Investment Trusts (collectively “REITs”): Certain Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

PGIM Fixed Income ETFs 301

Notes to Financial Statements (continued)

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Pursuant to management agreements with the RIC on behalf of the Funds (the Management Agreements), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser.

Pursuant to the Management Agreement relating to each Fund, there is a unitary fee structure for each Funds whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to the Funds’ Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. The Manager has voluntarily agreed to reduce a portion of the Funds’ respective unitary management fees through December 31, 2025, which are disclosed on the Statement of Operations. Any such management fee reduction will not be subject to recoupment by the Manager.

Separately, the Manager has contractually agreed that to the extent the Fund invests in an ETF advised by PGIM Investments (“PGIM ETF”), the Manager will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF. This waiver will be effective at any time the Fund is invested in the PGIM ETF and will remain in effect for so long as the Fund is invested in the PGIM ETF, unless earlier terminated by agreement of the Board of the Fund.

Fund	Unitary Fee Rate
AAA CLO	0.19%
Active Aggregate Bond	0.19%
Active High Yield Bond	0.39%
Corporate Bond 0-5 Year	0.20%
Corporate Bond 5-10 Year	0.25%
Corporate Bond 10+ Year	0.25%
Floating Rate Income	0.72%
Municipal Income Opportunities	0.25%
Short Duration High Yield	0.45%
Short Duration Multi-Sector Bond	0.40%
Total Return Bond	0.49%

Fund	Unitary Fee Rate
Ultra Short Bond	0.15%
Ultra Short Municipal Bond	0.15%

The Manager has entered into subadvisory agreements (Subadvisory Agreements) with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income (and, for the AAA CLO, Floating Rate Income, Short Duration High Yield, Short Duration Multi-Sector Bond, Total Return Bond, and Ultra Short Bond, PGIM Limited) (the “subadviser”). The Manager pays for the services of the subadviser.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2025, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended August 31, 2025, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

AAA CLO	$4,830,677,487	$1,587,872,057

Active Aggregate Bond	90,307,161	64,257,743

Active High Yield Bond	179,850,034	103,014,845

Corporate Bond 0-5 Year	46,482,606	4,547,923

Corporate Bond 5-10 Year	43,020,183	3,342,349

Corporate Bond 10+ Year	26,467,277	4,051,243

Floating Rate Income	100,743,284	97,398,267

Municipal Income Opportunities	13,302,851	12,153,693

Short Duration High Yield	55,724,362	28,329,766

Short Duration Multi-Sector Bond	88,387,934	50,158,686

Total Return Bond	625,982,295	399,038,877

Ultra Short Bond	7,460,729,959	3,110,862,684

Ultra Short Municipal Bond	38,338,964	22,118,350

The aggregate cost of purchases and proceeds from sales of in-kind creation and redemption transactions for the year ended August 31, 2025, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

AAA CLO	$486,553,207	$—

Active Aggregate Bond	—	—

Active High Yield Bond	210,176,325	19,103,304

Corporate Bond 0-5 Year	93,526,016	—

PGIM Fixed Income ETFs 303

Notes to Financial Statements (continued)

Fund	Cost of Purchases	Proceeds from Sales

Corporate Bond 5-10 Year	$101,862,042	$—

Corporate Bond 10+ Year	49,044,694	—

Floating Rate Income	—	—

Municipal Income Opportunities	—	—

Short Duration High Yield	190,492	—

Short Duration Multi-Sector Bond	—	—

Total Return Bond	—	—

Ultra Short Bond	—	—

Ultra Short Municipal Bond	—	—

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and exchange-traded funds for the year ended August 31, 2025, is presented as follows:

AAA CLO

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)
$19,334,270	$2,189,957,860	$2,115,203,809	$—	$—	$94,088,321	94,088,321	$4,939,872	$—

Active Aggregate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF
$ —	$ 4,157,893	$ —	$22,897	$—	$ 4,180,790	81,141	$123,874	$1,291

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wa)
$434,051	$ 32,235,300	$30,636,994	$ —	$—	$ 2,032,357	2,032,357	$ 74,528	$ —
$434,051	$ 36,393,193	$30,636,994	$22,897	$—	$ 6,213,147		$198,402	$1,291

Active High Yield Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF
$ —	$ 13,369,896	$ —	$53,706	$—	$13,423,602	260,526	$463,883	$4,840

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wa)
$3,115,355	$106,540,003	$103,372,950	$ —	$—	$ 6,282,408	6,282,408	$172,053	$ —
$3,115,355	$119,909,899	$103,372,950	$53,706	$—	$19,706,010		$635,936	$4,840

Corporate Bond 0-5 Year

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)
$—	$33,930,664	$31,060,789	$—	$—	$2,869,875	2,869,875	$15,690	$—

Corporate Bond 5-10 Year

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)
$—	$34,617,368	$31,374,185	$—	$—	$3,243,183	3,243,183	$16,246	$—

Corporate Bond 10+ Year

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)
$—	$27,729,304	$27,013,402	$—	$—	$715,902	715,902	$13,742	$—

Floating Rate Income

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)
$2,385,641	$78,882,818	$78,755,986	$—	$—	$2,512,473	2,512,473	$289,234	$—

Municipal Income Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)
$124,550	$7,463,482	$7,235,963	$—	$—	$352,069	352,069	$17,177	$—

Short Duration High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF
$ —	$1,648,848	$—	$6,547	$—	$1,655,395	32,128	$62,733	$830

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wa)
$995,994	$36,064,094	$36,586,443	$ —	$—	$473,645	473,645	$39,400	$—
$995,994	$37,712,942	$36,586,443	$6,547	$—	$2,129,040		$102,133	$830

PGIM Fixed Income ETFs 305

Notes to Financial Statements (continued)

Short Duration Multi-Sector Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF
$ —	$4,285,131	$19	$21,689	$19	$4,306,820	83,587	$140,293	$1,411

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wa)
$293,415	$39,979,982	$38,846,191	$ —	$—	$1,427,206	1,427,206	$64,229	$—
$293,415	$44,265,113	$38,846,210	$21,689	$19	$5,734,026		$204,522	$1,411

Total Return Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Funds(wa):

PGIM AAA CLO ETF
$ —	$26,135,979	$—	$116,833	$—	$26,252,812	509,516	$745,955	$5,259

PGIM Active High Yield Bond ETF
—	3,539,177	—	30,823	—	3,570,000	100,000	5,418	—
$ —	$29,675,156	$—	$147,656	$—	$29,822,812		$751,373	$5,259

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wa)
$1,488,603	$215,864,974	$190,751,977	$ —	$—	$26,601,600	26,601,600	$685,800	$—
$1,488,603	$245,540,130	$190,751,977	$147,656	$—	$56,424,412		$1,437,173	$5,259

Ultra Short Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF
$ —	$126,246,007	$—	$634,306	$—	$126,880,313	2,462,500	$3,230,655	$24,361

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wa)
$556,666,058	$6,740,519,577	$7,103,727,524	$ —	$—	$193,458,111	193,458,111	$12,465,105	$—
$556,666,058	$6,866,765,584	$7,103,727,524	$634,306	$—	$320,338,424		$15,695,760	$24,361

Ultra Short Municipal Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.483%)(wb)
$784,126	$25,486,468	$26,223,316	$—	$—	$47,278	47,278	$31,213	$—

(wa)	Represents investments in Funds affiliated with the Manager.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund.

For the year or period ended August 31, 2025, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
AAA CLO	$ —	$—
Active Aggregate Bond	—	—
Active High Yield Bond (a)	239,700	(239,700)
Corporate Bond 0-5 Year	—	—
Corporate Bond 5-10 Year	—	—
Corporate Bond 10+ Year	—	—
Floating Rate Income	—	—
Municipal Income Opportunities	—	—
Short Duration High Yield	—	—
Short Duration Multi-Sector Bond	—	—
Total Return Bond	—	—
Ultra Short Bond	—	—
Ultra Short Municipal Bond	—	—

(a)	Redemptions In Kind Adjustments

For the year or period ended August 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
AAA CLO	$115,937,862	$—	$—	$—	$115,937,862
Active Aggregate Bond	2,498,883	—	—	—	2,498,883
Active High Yield Bond	17,900,432	—	—	—	17,900,432
Corporate Bond 0-5 Year	—	—	—	—	—
Corporate Bond 5-10 Year	—	—	—	—	—
Corporate Bond 10+ Year	—	—	—	—	—
Floating Rate Income	7,073,406	—	—	—	7,073,406
Municipal Income Opportunities	51,657	—	—	998,469	1,050,126
Short Duration High Yield	3,299,134	—	—	—	3,299,134
Short Duration Multi-Sector Bond	3,026,117	—	—	—	3,026,117
Total Return Bond	18,918,570	—	—	—	18,918,570
Ultra Short Bond	494,923,993	—	—	—	494,923,993
Ultra Short Municipal Bond	28,590	—	—	967,417	996,007

For the year ended August 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
AAA CLO	$11,088,809	$—	$—	$—	$11,088,809
Active Aggregate Bond	1,785,302	—	—	—	1,785,302
Active High Yield Bond	9,649,024	—	—	—	9,649,024

PGIM Fixed Income ETFs 307

Notes to Financial Statements (continued)

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
Corporate Bond 0-5 Year	$—	$—	$—	$—	$—
Corporate Bond 5-10 Year	—	—	—	—	—
Corporate Bond 10+ Year	—	—	—	—	—
Floating Rate Income	5,796,639	—	—	—	5,796,639
Municipal Income Opportunities	19,181	—	—	89,169	108,350
Short Duration High Yield	1,291,648	—	—	—	1,291,648
Short Duration Multi-Sector Bond	1,836,810	—	—	—	1,836,810
Total Return Bond	8,478,904	—	—	—	8,478,904
Ultra Short Bond	352,229,903	—	—	—	352,229,903
Ultra Short Municipal Bond	8,945	—	—	89,760	98,705

For the year ended August 31, 2025, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax Exempt Income
AAA CLO	$19,813,017	$—	$—
Active Aggregate Bond	456,821	—	—
Active High Yield Bond	3,089,377	—	—
Corporate Bond 0-5 Year	554,978	—	—
Corporate Bond 5-10 Year	678,036	96,469	—
Corporate Bond 10+ Year	410,907	41,690	—
Floating Rate Income	629,541	—	—
Municipal Income Opportunities	—	—	142,559
Short Duration High Yield	353,494	—	—
Short Duration Multi-Sector Bond	58,803	45,550	—
Total Return Bond	1,418,396	—	—
Ultra Short Bond	60,676,344	—	—
Ultra Short Municipal Bond	—	—	112,780

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of August 31, 2025 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AAA CLO	$4,239,331,235	$9,049,568	$(1,574,399)	$7,475,169
Active Aggregate Bond	88,438,639	383,304	(2,961,128)	(2,577,824)
Active High Yield Bond	418,747,852	7,705,314	(6,858,501)	846,813
Corporate Bond 0-5 Year	140,977,107	783,962	(33,750)	750,212
Corporate Bond 5-10 Year	144,001,656	1,126,214	(135,421)	990,793
Corporate Bond 10+ Year	74,331,969	262,279	(358,652)	(96,373)
Floating Rate Income	80,125,542	1,269,253	(1,135,767)	133,486
Municipal Income Opportunities	25,945,491	230,548	(381,440)	(150,892)
Short Duration High Yield	57,796,490	804,242	(802,768)	1,474
Short Duration Multi-Sector Bond	89,813,593	1,698,480	(304,007)	1,394,473
Total Return Bond	549,610,569	9,642,789	(7,162,169)	2,480,620
Ultra Short Bond	12,368,309,634	61,129,054	(26,638,375)	34,490,679
Ultra Short Municipal Bond	36,859,531	210,630	(27,568)	183,062

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, straddle loss deferral, amortization of premiums, mark-to-market of futures and forwards contracts, swaps, partnerships, and other GAAP to tax differences.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of August 31, 2025 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
AAA CLO	$1,958,000	$ —
Active Aggregate Bond	4,471,000	—
Active High Yield Bond	10,630,000	—
Corporate Bond 0-5 Year	16,000	—
Corporate Bond 5-10 Year	—	—
Corporate Bond 10+ Year	—	—
Floating Rate Income	1,394,000	—
Municipal Income Opportunities	32,000	—
Short Duration High Yield	123,000	—
Short Duration Multi-Sector Bond	—	19,000
Total Return Bond	10,866,000	—
Ultra Short Bond	35,810,000	—
Ultra Short Municipal Bond	25,000	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2025 are subject to such review.

7.	Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. except for Corporate Bond 0-5 Year, Corporate Bond 5-10 Year, Corporate Bond 10+ Year, Short Duration Multi-Sector Bond and Short Duration High Yield, which list their shares on the Cboe BZX Exchange, Inc. (together with NYSE Arca, Inc., the “Exchanges”), and since the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the “redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”. A Creation Unit consists of 25,000 shares of each Fund.

Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. These fees, if charged, are paid to the Custodian to offset costs associated with processing creation and redemption transactions. Authorized Participants transacting in creation units for cash may pay an additional variable fee to compensate the Funds for transaction costs and market impact expenses relating to purchases or sales of portfolio securities. Such variable fees, if any, are included in “Net proceeds from shares sold” and/or “Cost of shares purchased”, as applicable, in the Statements of Changes in Net Assets.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2025, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

PGIM Fixed Income ETFs 309

Notes to Financial Statements (continued)

Fund	Number of Shares	Percentage of Outstanding Shares
AAA CLO	21,564,450	26.2%
Active Aggregate Bond	965,414	48.9
Active High Yield Bond	2,498,350	21.1
Corporate Bond 0-5 Year	500,000	17.7
Corporate Bond 5-10 Year	500,000	17.2
Corporate Bond 10+ Year	500,000	33.3
Floating Rate Income	584,242	37.1
Municipal Income Opportunities	469,000	89.3
Short Duration High Yield	205,500	17.9
Short Duration Multi-Sector Bond	94,000	5.5
Total Return Bond	—	—
Ultra Short Bond	24,888,335	10.0
Ultra Short Municipal Bond	458,000	63.2

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
AAA CLO	1	26.2%
Active Aggregate Bond	1	48.9
Active High Yield Bond	1	21.1
Corporate Bond 0-5 Year	1	17.7
Corporate Bond 5-10 Year	1	17.2
Corporate Bond 10+ Year	1	33.3
Floating Rate Income	1	37.1
Municipal Income Opportunities	1	89.3
Short Duration High Yield	1	17.9
Short Duration Multi-Sector Bond	1	5.5
Total Return Bond	—	—
Ultra Short Bond	1	10.0
Ultra Short Municipal Bond	1	63.2
Unaffiliated:
AAA CLO	6	49.1
Active Aggregate Bond	2	45.3
Active High Yield Bond	4	59.8
Corporate Bond 0-5 Year	6	82.3
Corporate Bond 5-10 Year	6	82.8
Corporate Bond 10+ Year	4	66.7
Floating Rate Income	3	44.8
Municipal Income Opportunities	—	—
Short Duration High Yield	3	71.7
Short Duration Multi-Sector Bond	2	82.1
Total Return Bond	5	92.4
Ultra Short Bond	8	72.1
Ultra Short Municipal Bond	3	31.3

The Funds may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2025, the AAA CLO, Active High Yield Bond, Short Duration High Yield, Corporate Bond 0 - 5 Year, Corporate Bond 5 - 10 Year and Corporate Bond 10+ had subscriptions in-kind and Active High Yield Bond had redemptions in-kind with total proceeds in the amounts presented on the Statements of Changes in Net Assets.

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA **	Prior SCA*
Term of Commitment	9/27/2024 – 9/25/2025	9/29/2023 – 9/26/2024

Total Commitment	Tranche A: $1,200,000,000 Tranche B: $125,000,000***	Tranche A: $1,200,000,000 Tranche B: $125,000,000**

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

*	The Prior SCA did not include Municipal Income Opportunities, Short Duration High Yield, and Ultra Short Municipal Bond.
**	The Current SCA did not include Corporate Bond 0-5 Year, Corporate Bond 5-10 Year and Corporate Bond 10+ Year.
***

Only Floating Rate Income and one other fund are party to, and are allocated commitment fees related to, Tranche B of the SCA, in addition to Tranche A. The other Participating Funds are only party to Tranche A of the SCA.

Subsequent to the reporting period end, the SCA has been renewed and effective September 26, 2025 through September 24, 2026 will provide a commitment of $1,275,000,000, of which $1,200,000,000 (“Tranche A”) will be available for all Participating Funds, and of which $75,000,000 (“Tranche B”) will be solely available to the Floating Rate Income and one other fund (the “Floating Rate Funds”). The commitment fee allocated to the Participating Funds will continue to be 0.15% of the unused portion of the Tranche A SCA and the commitment fee allocated to the Floating Rate Funds will be 0.15% of the unused portion of the Tranche B SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The fund indicated below utilized the SCA during the year ended August 31, 2025. The average balance outstanding is for the number of days the fund utilized the SCA.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at August 31, 2025
Floating Rate Income	$1,507,438	5.44%	16	$2,020,000	$—

9.	Risks of Investing in the Funds

Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	AAA CLO	Active Aggregate Bond	Active High Yield Bond	Corporate Bond 0 - 5 Year	Corporate Bond 5 - 10 Year
Active Trading	X	X	–	X	X
Adjustable and Floating Rate Securities	–	–	–	–	–
Alternative Minimum Tax	–	–	–	–	–
Authorized Participant Concentration	X	X	X	X	X
Cash Transactions	X	X	X	X	X
CLO Manager	X	–	–	–	–
Collateralized Loan Obligations	X	–	–	–	–
Covenant-Lite	X	–	X	–	–
Credit	–	X	X	–	–
Credit/Counterparty	X	–	–	X	X
Currency	–	–	–	–	–

PGIM Fixed Income ETFs 311

Notes to Financial Statements (continued)

Risks	AAA CLO	Active Aggregate Bond	Active High Yield Bond	Corporate Bond 0 - 5 Year	Corporate Bond 5 - 10 Year
Debt Obligations	X	X	X	X	X
Derivatives	X	X	X	X	X
Distressed and Defaulted Securities	–	–	X	–	–
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	X	X	–	–
ETF Shares Trading	X	X	X	X	X
Floating Rate and Other Loans	–	–	X	–	–
Foreign Securities	X	X	X	X	X
Insured Municipal Bonds	–	–	–	–	–
Interest Rate	X	X	X	X	X
Junk Bonds	–	–	X	–	–
Large Shareholder and Large Scale Redemption	X	X	X	X	X
Liquidity	X	X	X	X	X
Loan Liquidity and Settlement	–	–	–	–	–
Management	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X
Market	X	X	X	X	X
Money Market Instruments	–	–	–	–	–
Mortgage-Backed and Asset-Backed Securities	–	X	X	–	–
Municipal Bonds and Notes	–	–	–	–	–
Municipal Lease Obligations	–	–	–	–	–
New/Small Fund	X	–	–	X	X
Non-Diversified Investment Company	X	–	–	–	–
Non-Money Market Fund	–	–	–	–	–
Structured Products	–	X	–	–	–
U.S. Government and Agency Securities	–	X	–	–	–
Variable and Floating Rate Bonds	–	–	–	–	–
Zero Coupon Bond	–	–	–	–	–

Risks	Corporate Bond 10+ Year	Floating Rate Income	Municipal Income Opportunities	Short Duration High Yield Bond	Short Duration Multi-Sector Bond
Active Trading	X	X	–	–	X
Adjustable and Floating Rate Securities	–	X	–	–	–
Alternative Minimum Tax	–	–	X	–	–
Authorized Participant Concentration	X	X	X	X	X
Cash Transactions	X	X	X	X	X
CLO Manager	–	–	–	–	–
Collateralized Loan Obligations	–	–	–	–	–
Covenant-Lite	–	X	–	X	X
Credit	–	X	–	X	X
Credit/Counterparty	X	–	–	–	–
Currency	–	–	–	–	X
Debt Obligations	X	X	X	X	X
Derivatives	X	X	X	X	X
Distressed and Defaulted Securities	–	–	–	X	–
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	X	–	X	–
ETF Shares Trading	X	X	X	X	X
Floating Rate and Other Loans	–	X	–	X	X
Foreign Securities	X	X	–	X	X
Insured Municipal Bonds	–	–	X	–	–
Interest Rate	X	X	X	X	X
Junk Bonds	–	X	X	X	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X
Liquidity	X	X	X	X	X

Risks	Corporate Bond 10+ Year	Floating Rate Income	Municipal Income Opportunities	Short Duration High Yield Bond	Short Duration Multi-Sector Bond
Loan Liquidity and Settlement	–	X	–	–	–
Management	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X
Market	X	X	X	X	X
Money Market Instruments	–	–	–	–	–
Mortgage-Backed and Asset-Backed Securities	–	–	–	–	X
Municipal Bonds and Notes	–	–	X	–	–
Municipal Lease Obligations	–	–	X	–	–
New/Small Fund	X	X	X	X	X
Non-Diversified Investment Company	–	–	–	–	–
Non-Money Market Fund	–	–	–	–	–
Structured Products	–	–	–	–	–
U.S. Government and Agency Securities	–	–	–	–	X
Variable and Floating Rate Bonds	–	–	X	–	–
Zero Coupon Bond	–	–	X	–	–

Risks			Total Return Bond	Ultra Short Bond	Ultra Short Municipal Bond
Active Trading			X	–	–
Adjustable and Floating Rate Securities			–	–	–
Alternative Minimum Tax			–	–	X
Authorized Participant Concentration			X	X	X
Cash Transactions			X	X	X
CLO Manager			–	–	–
Collateralized Loan Obligations			X	X	–
Covenant-Lite			X	–	–
Credit			X	X	–
Currency			X	–	–
Debt Obligations			X	X	X
Derivatives			X	X	X
Distressed and Defaulted Securities			–	–	–
Economic and Market Events			X	X	X
Emerging Markets			X	–	–
ETF Shares Trading			X	X	X
Floating Rate and Other Loans			X	–	–
Foreign Securities			X	X	–
Insured Municipal Bonds			–	–	X
Interest Rate			X	X	X
Junk Bonds			X	–	X
Large Shareholder and Large Scale Redemption			X	X	X
Liquidity			X	–	X
Loan Liquidity and Settlement			–	–	–
Management			X	X	X
Market Disruption and Geopolitical			X	X	X
Market			X	X	X
Money Market Instruments			–	X	–
Mortgage-Backed and Asset-Backed Securities			X	X	–
Municipal Bonds and Notes			–	–	X
Municipal Lease Obligations			–	–	X
New/Small Fund			–	–	X
Non-Diversified Investment Company			–	–	–
Non-Money Market Fund			–	X	–
Structured Products			–	–	–
U.S. Government and Agency Securities			X	X	–
Variable and Floating Rate Bonds			–	X	X
Zero Coupon Bond			–	–	X

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean

PGIM Fixed Income ETFs 313

Notes to Financial Statements (continued)

that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.

Alternative Minimum Tax Risk: Although the interest received from municipal securities is generally exempt from federal income tax, the Fund may invest in municipal securities subject to the federal alternative minimum tax on individuals. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taken into account in determining the federal alternative minimum tax on individuals and may have other tax consequences.

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in “How to Buy and Sell Shares” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Cash Transactions Risk: Unlike ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an “in-kind” transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

CLO Manager Risk: CLO managers may have limited operating histories and may be subject to conflicts of interest, including managing the assets of other clients and other investment vehicles or otherwise receiving fees that may incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLOs in which the Fund invests.

Collateralized Loan Obligations (“CLOs”) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payment or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on its subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Distressed and Defaulted Securities Risk: Distressed and defaulted securities are subject to particularly high credit risk, market risk and illiquidity risk. These securities are at a high risk for default, especially during economic downturns, and they are subject to greater volatility than securities of more stable issuers. To the extent that the Fund invests in bankrupt issuers, the Fund may be subject to litigation risks and costs.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of

PGIM Fixed Income ETFs 315

Notes to Financial Statements (continued)

inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ETF Shares Trading Risk: Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings.

Cost of Buying or Selling Shares: When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume or market liquidity decreases, or if the spread on the Fund’s underlying securities increases.

No Guarantee of Active Trading Market Risk: While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an OTC market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Insured Municipal Bonds Risk: The Fund may purchase municipal bonds that are insured to attempt to reduce credit risk. Although insurance coverage reduces credit risk by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer’s creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Loan Liquidity and Settlement Risk: The Fund’s investments in loans may subject it to additional illiquidity risks. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Certain of the Fund’s assets may be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices. Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than seven

PGIM Fixed Income ETFs 317

Notes to Financial Statements (continued)

days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Fund’s prospectus. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or borrow from banks.

The Fund may borrow to meet redemptions and may choose to keep such borrowings outstanding until loans or other portfolio transactions settle or for other extended periods. During the period when borrowings are outstanding, the Fund will incur interest expense. The Fund’s portfolio may also be subject to greater volatility during periods of borrowing, which can have an adverse impact on the Fund’s net asset value. The Fund will be required to maintain specified asset coverage by applicable federal securities laws and the terms of its credit facility with the lender with respect to its borrowings. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the Fund to fail to meet its asset coverage requirements.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Municipal Bonds and Notes Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes relating to tax or the rights of municipal bond holders, for example in connection with an insolvency, could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund’s investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer. Municipal notes are shorter term municipal dept obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risk: Municipal lease obligations are typically not subject to the statutory and constitutional requirements of other municipal securities, including voter approval and debt limits. Because municipal lease obligations generally are backed by revenues from a particular source or depend on future appropriations by municipalities and are not obligations of their issuers, they are typically less secure than most municipal obligations. Many municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate funds for future lease payments. Non-appropriation lease obligations are secured only by the leased property, and disposition of the property in the event of foreclosure could prove difficult. Municipal lease obligations may not have an active trading market, which may make it difficult for the Fund to sell them quickly or at an attractive price.

New/Small Fund Risk: The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Non-Money Market Fund Risk: The Fund is not a money market fund. The Fund does not seek to maintain a stable net asset value (NAV) of $1.00 per share. The Fund’s NAV and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the Fund is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the Fund will generate higher returns than money market funds.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks

PGIM Fixed Income ETFs 319

Notes to Financial Statements (continued)

associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

U. S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U. S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Variable and Floating Rate Bonds Risk: Variable and floating rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. The settlement period for such bonds can be longer than seven days.

Zero Coupon Bond Risk: Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

10. Recent Accounting Pronouncement and Regulatory Developments

In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – “Improvements to Income Taxes Disclosures”, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management has evaluated the impact and the ASU does not have a material impact on the financial statements including the Corporate Bond 0-5 Year, Corporate Bond 5-10 Year, Corporate Bond 10+ Year in which the pronouncement is effective for the year ended August 31, 2025.

11. Subsequent Event

Each Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of August 31, 2025.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM AAA CLO ETF, PGIM Active Aggregate Bond ETF, PGIM Active High Yield Bond ETF, PGIM Corporate Bond 0-5 Year ETF, PGIM Corporate Bond 5-10 Year ETF, PGIM Corporate Bond 10+ Year ETF, PGIM Floating Rate Income ETF, PGIM Municipal Income Opportunities ETF, PGIM Short Duration High Yield ETF, PGIM Short Duration Multi-Sector Bond ETF, PGIM Total Return Bond ETF, PGIM Ultra Short Bond ETF and PGIM Ultra Short Municipal Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirteen of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PGIM AAA CLO ETF (1)
PGIM Active Aggregate Bond ETF (1)
PGIM Active High Yield Bond ETF (1)
PGIM Corporate Bond 0-5 Year ETF (2)
PGIM Corporate Bond 5-10 Year ETF (2)
PGIM Corporate Bond 10+ Year ETF (2)
PGIM Floating Rate Income ETF (1)
PGIM Municipal Income Opportunities ETF (3)
PGIM Short Duration High Yield ETF (4)
PGIM Short Duration Multi-Sector Bond ETF (1)
PGIM Total Return Bond ETF (1)
PGIM Ultra Short Bond ETF (1)
PGIM Ultra Short Municipal Bond ETF (5)

(1)	Statement of operations for the year ended August 31, 2025 and statement of changes in net assets for the years ended August 31, 2025 and 2024
(2)	Statement of operations and statement of changes in net assets for the period July 29, 2025 (commencement of operations) through August 31, 2025
(3)

Statement of operations for the year ended August 31, 2025 and statement of changes in net assets for the year ended August 31, 2025 and the period June 14, 2024 (commencement of operations) through August 31, 2024

(4)

Statement of operations for the year ended August 31, 2025 and statement of changes in net assets for the year ended August 31, 2025 and the period December 14, 2023 (commencement of operations) through August 31, 2024

(5)

Statement of operations for the year ended August 31, 2025 and statement of changes in net assets for the year ended August 31, 2025 and the period June 24, 2024 (commencement of operations) through August 31, 2024

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agents, brokers and agent banks; when replies were not received from transfer agents, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

October 23, 2025

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Fixed Income ETFs 321

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies - None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies - None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies - Because the Manager has agreed in the Management Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, the Manager pays the compensation to each Independent Trustee for services to the Funds from the management fee. The management fee is included within the Statement of Operations of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

PGIM Active Aggregate Bond ETF

PGIM Active High Yield Bond ETF

PGIM Floating Rate Income ETF

PGIM Total Return Bond ETF

PGIM Ultra Short Bond ETF

PGIM AAA CLO ETF

PGIM Short Duration Multi-Sector Bond ETF

PGIM Short Duration High Yield ETF

PGIM Municipal Income Opportunities ETF

PGIM Ultra Short Municipal Bond ETF

The Funds’ Board of Trustees

The Board of Trustees (the “Board”) of PGIM Active Aggregate Bond ETF, PGIM Active High Yield Bond ETF, PGIM Floating Rate Income ETF, PGIM Total Return Bond ETF and PGIM Ultra Short Bond ETF, PGIM AAA CLO ETF, PGIM Short Duration Multi-Sector Bond ETF, PGIM Short Duration High Yield ETF, PGIM Municipal Income Opportunities ETF, and PGIM Ultra Short Municipal Bond ETF (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM, Inc. on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2 and 11-12, 2025 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2026, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as applicable, its affiliates, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to management agreements with each Fund, and between PGIM Investments and each of PGIML and PGIM Fixed Income, as applicable, which serve as the Funds’ subadvisers pursuant to the terms of their respective subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees

1	Each of the Funds is a series of PGIM ETF Trust.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser(s) for each Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to each Fund, such as PGIM Investments’ role as administrator of each Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the portfolio for their respective Fund(s). The Board was provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from each Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to each Fund by PGIML and PGIM Fixed Income, as applicable, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management agreements and the subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Visit our website at pgim.com/investments

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with each Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of each Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, five- and ten-year periods, as applicable, ended December 31, 2024.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal period ended August 31, 2024. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The tables set forth net performance comparisons for each Fund (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

PGIM Active Aggregate Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one- and three-year periods.
●	The Board noted that the Fund commenced operations on April 12, 2021 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

PGIM Active High Yield Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	2nd Quartile	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-, and five-year periods and underperformed its benchmark index over the three-year period.
●	The Board also noted that PGIM Investments and the subadviser contractually reduced their fee schedules, effective March 8, 2025.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Floating Rate Income ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A

Actual Management Fees: 4th Quartile

Net Total Expenses: 4th Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period.
●	The Board noted that the Fund commenced operations on May 17, 2022 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Total Return Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A

Actual Management Fees: 4th Quartile

Net Total Expenses: 4th Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one- and three-year periods.
●	The Board noted that the Fund commenced operations on December 2, 2021 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Visit our website at pgim.com/investments

PGIM Ultra Short Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over all periods.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM AAA CLO ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period.
●	The Board noted that the Fund commenced operations on July 19, 2023 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Short Duration Multi-Sector Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A

Actual Management Fees: 3rd Quartile

Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period.
●	The Board noted that the Fund commenced operations on July 19, 2023 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Short Duration High Yield ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period.
●	The Board noted that the Fund commenced operations on December 14, 2023 and that longer term performance was not available.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Municipal Income Opportunities ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the fourth quarter of 2024.
●	The Board noted that the Fund ranked in the first quartile of its peer group over the fourth quarter of 2024.
●	The Board noted that the Fund commenced operations on June 14, 2024 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Ultra Short Municipal Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over the fourth quarter of 2024.
●	The Board noted that the Fund ranked in the first quartile of its peer group over the fourth quarter of 2024.
●	The Board noted that the Fund commenced operations on June 24, 2024 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Visit our website at pgim.com/investments

PGIM Corporate Bond 0-5 Year ETF

PGIM Corporate Bond 5-10 Year ETF

PGIM Corporate Bond 10+ Year ETF

Initial Approval of each Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board considered the proposed management agreements with PGIM Investments LLC (the Manager) and the proposed subadvisory agreements between the Manager and PGIM Inc. (PGIM), through its PGIM Fixed Income division (PGIM Fixed Income) to serve as the subadviser (the Subadviser) with respect to the PGIM Corporate Bond 0-5 Year ETF, the PGIM Corporate Bond 5-10 Year ETF and the PGIM Corporate Bond 10+ Year ETF (the Funds). The Board, including all of the Independent Trustees, met on June 11, 2025 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Funds.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Funds by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Funds to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Trustees received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization (PGIM Retail Funds). In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Funds.

The Trustees determined that the overall arrangements between the Funds and the Manager, which will serve as each Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as each Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval and renewal, as applicable, of the management agreements between the Manager and the other PGIM Retail Funds, as well as information received at other regular meetings throughout the year of the PGIM Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Funds. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager assumes certain expenses under each Fund’s unitary management fee.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Funds and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer as to the Manager for services provided to other PGIM Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreements for the Funds would be similar in nature to those provided under the other management agreements for ETFs managed by the Manager.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval and renewal, as applicable, of subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Retail Funds, as well as at other regular meetings throughout the year, regarding the nature,

PGIM Fixed Income ETFs

quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Funds’ portfolios, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board also considered the Subadviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer as to the Subadviser for services provided to other PGIM Retail Funds. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreements for the Funds would be similar in nature to those provided under the other subadvisory agreements.

Performance

Because the Funds had not yet commenced operations, no investment performance for the Funds existed for Board review. The Board noted that the Subadviser manages corporate bonds in other funds and accounts. The Board considered the background and professional experience of the proposed portfolio management team for the Funds. The Board took note that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreements and subadvisory agreements.

Fee Rates

The Board considered the proposed management fees to be paid by the Funds to the Manager and the compensation to be paid by the Manager to the Subadviser. The Board considered the nature of the management fee as a unitary fee and that the Manager would be responsible for the Funds’ expenses (including payments to the Subadviser) except for those expenses reflected in the management agreements as remaining the responsibility of the Funds.

The Board considered information provided by the Manager comparing the Funds’ proposed unitary management fee rate (i.e., total expense ratio) to the Lipper 15(c) Peer Group. The Board noted that the Funds’ management fee was in the first quartile. The Board also considered the Manager’s assertion that it expected to incur a subsidy cost to support the unitary fee for a period of time. The Board also considered the fee the Manager would pay to the Subadviser under the subadvisory agreement.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Funds had not yet commenced operations and the actual asset base of the Funds had not yet been determined, the Board noted that there was no historical profitability information with respect to the Funds to be reviewed. The Board noted that it would review profitability information in connection with future annual renewals of the management agreements and subadvisory agreements.

Economies of Scale

Because the Funds had not yet commenced operations and the actual asset base of the Funds had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Funds to be reviewed. The Board noted that it would review such information in connection with future annual renewals of the management agreements and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Funds. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

***

After consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Funds.

Visit our website at pgim.com/investments

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

    applicable.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 15 – Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM ETF Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 23, 2025

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	October 23, 2025